As filed with the Securities and Exchange Commission on April 30, 2012

Registration No.	333-149337
811-22183

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No. Post-Effective Amendment No. 11

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 14

SEPARATE ACCOUNT VA HNY

(Exact Name of Registrant)

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(Name of Depositor)

440 Mamaroneck Avenue

Harrison, NY 10528

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (319) 355-8330

Darin D. Smith, Esq.

Transamerica Life Insurance Company

4333 Edgewood Road, N.E.

Cedar Rapids, IA 52499-4240

(Name and Address of Agent for Service)

Copy to:

Frederick R. Bellamy, Esq.

Sutherland Asbill and Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2415

Title of Securities Being Registered:

Flexible Premium Variable Annuity Policies

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2012 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TRANSAMERICA PRINCIPIUMSM II VARIABLE ANNUITY

Issued Through

SEPARATE ACCOUNT VA HNY

By

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Prospectus

May 1, 2012

This flexible premium deferred annuity policy has many investment choices. There is a separate account that currently provides a means of investing in various underlying fund portfolios. There is also a fixed account, which offers interest at rates that are guaranteed by Transamerica Financial Life Insurance Company. You can choose any combination of these investment choices. You bear the entire investment risk for all amounts you put in the separate account.

This prospectus and the underlying fund prospectuses give you important information about the policies and the underlying fund portfolios. Please read them carefully before you invest and keep them for future reference.

If you would like more information about the Transamerica PrincipiumSM II Variable Annuity, you can obtain a free copy of the Statement of Additional Information (SAI) dated May 1, 2012. Please call us at (800) 525-6205 or write us at: Transamerica Financial Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission (SEC) and the SAI is incorporated herein by reference. More information about the variable annuity can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-732-0330. The SEC also maintains a web site (http://www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference, and other information. The table of contents of the SAI is included at the end of this prospectus.

Please note that the policies, fixed account, and separate account investment choices:

•	are not bank deposits

•	are not federally insured

•	are not endorsed by any bank or government agency

•	are not guaranteed to achieve their goal

•	are subject to risks, including loss of premium

The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The subaccounts available under this policy invest in underlying funds of the Portfolio companies listed below:

TRANSAMERICA SERIES TRUST

For a complete list of the available subaccounts, please refer to “Appendix - Portfolios Associated with the Subaccounts”. For more information on the underlying funds, please refer to the prospectus for the underlying fund.

TABLE OF CONTENTS continued

GLOSSARY OF TERMS

Accumulation Unit — An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Administrative and Service Office — Transamerica Financial Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001, (800) 525-6205.

Annuitant — The person on whose life any annuity payments involving life contingencies will be based.

Annuitize (Annuitization) — When you switch from the accumulation phase to the income phase and we begin to make annuity payments to you (or your designee).

Annuity Commencement Date — The date upon which annuity payments are to commence. This date may be any date after the policy date and may not be later than the last day of the policy month following the month after the annuitant attains age 95. The earliest annuity commencement date is at least thirty days after you purchase your policy. The annuity commencement date may have to be earlier for qualified policies and may be earlier if required by state law.

Annuity Payment Option — A method of receiving a stream of annuity payments selected by the owner.

Assumed Investment Return or AIR — The annual effective rate shown in the contract specifications section of the contract that is used in the calculation of each variable annuity payment.

Cash Value — The policy value less any applicable service charge, surrender charge and premium tax charge, if any, and rider fees (imposed upon surrender).

Fixed Account — One or more investment choices under the policy that are part of the Company’s general assets and are not in the separate account.

Free Amount — The amount that can be withdrawn each year without incurring any surrender charges.

Guaranteed Lifetime Withdrawal Benefit — Any optional benefit under the policy that provides a guaranteed minimum withdrawal benefit, including the Living Benefits Rider, the Retirement Income ChoiceSM 1.2 Rider, the Income LinkSM Rider or the Retirement Income MaxSM Rider.

Guaranteed Period Options — The various guaranteed interest rate periods of the fixed account which the Company may offer and into which premium payments may be paid or amounts transferred.

Owner (You, Your) — The person who may exercise all rights and privileges under the policy. The owner during the lifetime of the annuitant and before the annuity commencement date is the person designated as the owner in the information that we require to issue a policy.

Policy Date — The date shown on the policy data page attached to the policy and the date on which the policy becomes effective.

Policy Value — On or before the annuity commencement date, the policy value is equal to the owner’s:

•	premium payments; minus

•	gross partial surrenders (partial surrenders plus the surrender charge on the portion of the requested partial surrender that is subject to the surrender charge); plus

•	interest credited in the fixed account; plus

•	accumulated gains in the separate account; minus

•	accumulated losses in the separate account; minus

•	service charges, rider fees, premium taxes, transfer fees, and other charges, if any.

Policy Year — A policy year begins on the policy date and on each anniversary thereof.

Separate Account — Separate Account VA HNY, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.

Separate Account Value — The portion of the policy value that is invested in the separate account.

Subaccount — A subdivision within the separate account, the assets of which are invested in a specified underlying fund portfolio.

Valuation Period — The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made on each business day.

Written Notice — Written notice, signed by the owner, that gives the Company the information it requires and is received in good order at the Administrative and Service Office. For some transactions, the Company may accept an electronic notice such as telephone instructions. Such electronic notice must meet the requirements for good order that the Company establishes for such notices.

You (Your) — the owner of the policy.

SUMMARY

The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail.

1.	THE ANNUITY POLICY

The flexible premium deferred variable annuity policy offered by Transamerica Financial Life Insurance Company (the Company, we, us, or our) provides a way for you to invest on a tax-deferred basis in the following investment choices: various subaccounts of the separate account and the fixed account of the Company. The policy is intended to accumulate money for retirement or other long-term investment purposes.

This policy currently offers subaccounts that are listed in the “Appendix – Portfolios Associated with the Subaccounts” in this prospectus. Each subaccount invests exclusively in shares of one of the underlying fund portfolios. The policy value may depend on the investment experience of the selected subaccounts. Therefore, you bear the entire investment risk with respect to all policy value in any subaccount. You could lose the amount that you invest.

The fixed account offers an interest rate that the Company guarantees.

The policy, like all deferred annuity policies, has two phases: the “accumulation phase” and the “income phase.” During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the policy. The income phase occurs when you annuitize and begin receiving regular annuity payments from your policy. The money you can accumulate during the accumulation phase will largely determine the payments you receive during the income phase.

2.	PURCHASE

The initial premium payment for nonqualified policies must be at least $5,000 or more, and at least $1,000 for qualified policies, under most circumstances. You must obtain prior Company approval to purchase a policy with an amount less than the stated minimum. You can generally add as little as $50 at any time during the accumulation phase.

3.	INVESTMENT CHOICES

You can allocate your premium payments to one of several underlying fund portfolios listed in the “Appendix – Portfolios Associated with the Subaccounts” in this prospectus and described in the underlying fund prospectuses. Depending upon their investment performance, you can make or lose money in any of the subaccounts.

You can also allocate your premium payments to the fixed account.

We currently allow you to transfer money between any of the investment choices during the accumulation phase. We reserve the right to impose a $10 fee for each transfer in excess of 12 transfers per policy year and to impose restrictions and limitations on transfers.

4.	PERFORMANCE

The value of the policy will vary up or down depending upon the investment performance of the subaccounts you choose.

5.	EXPENSES

Note: The following section on expenses and the Annuity Policy Fee Table and expense examples only apply to policies issued on or after the date of this prospectus.

No deductions are made from premium payments at the time you buy the policy so that the full amount of each premium payment is invested in one or more of your investment choices.

We may deduct a surrender charge of up to 5% of premium payments surrendered within five years after the premium is paid. We will calculate surrender charges by taking the earnings, if any, out before premium payments.

We deduct daily mortality and expense risk fees and administrative charges from the assets in each subaccount during the accumulation phase, at an annual rate (as a percentage of the subaccount’s value) that depends on the death benefit option that you select, as follows:

•	1.00% if you choose the Return of Premium Death Benefit

•	1.20% if you choose the Annual Step-Up Death Benefit

During the accumulation phase, we deduct an annual service charge of no more than $30 from the policy value on each policy anniversary. The charge is waived if either the policy value or the sum of all premium payments, minus all partial surrenders, is at least $50,000.

Upon full surrender, payment of a death benefit, or when annuity payments begin, we will deduct state premium taxes, if applicable.

If you elect the Living Benefits Rider, then there is an annual rider fee during the accumulation phase of 0.90% of the “principal back” total withdrawal base on each anniversary (“rider anniversary”) of the date the rider was elected.

If you elect the Access Rider, then there is a fee equal to an effective annual rate of 0.35% of the daily net asset value in the subaccounts.

If you elect the Retirement Income ChoiceSM 1.2 Rider, there is an annual rider fee during the accumulation phase of 1.25% (1.20% for riders issued prior to December 12, 2011) on an annual basis of the withdrawal base charged quarterly if you elect the Open Allocation option, and 0.70% to 1.55% (0.45% to 1.40% for riders issued prior to December 12, 2011) on an annual basis if you elect the Designated Allocation option depending on what designated investment options you choose. For each additional option you elect with the rider, you will be charged a quarterly fee during the accumulation phase that is also a percentage of the withdrawal base; this fee is in addition to the rider fee for the base benefit.

If you elect the Income LinkSM Rider, there is an annual rider fee of 0.90% of the withdrawal base which is charged quarterly during the accumulation phase.

If you elect the Retirement Income MaxSM Rider, there is an annual rider fee of 1.25% (1.00% for riders issued prior to December 12, 2011) on an annual basis of the withdrawal base which is charged quarterly during the accumulation phase.

The value of the net assets of the subaccounts will reflect the management fee and other expenses incurred by the underlying fund portfolios.

6.	ACCESS TO YOUR MONEY

You can generally take out $500 or more anytime during the accumulation phase (except under certain qualified policies).

You may generally take out up to the free amount free of surrender charges. Amounts surrendered in excess of this free amount may be subject to surrender charges. You may have to pay income tax and a tax penalty on any money you take out.

Access to amounts held in qualified policies may be restricted or prohibited by law or regulation or the terms of the policy.

Partial surrenders will reduce your policy value. Depending on its amount and timing, a partial surrender may considerably reduce or eliminate some of the benefits and guarantees provided by your Policy. You should carefully consider whether a partial surrender under a particular circumstance will have a negative impact to your benefits or guarantees. The impact of partial and full surrenders (generally) on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.

7.	ANNUITY PAYMENTS (THE INCOME PHASE)

The policy allows you to receive income under one of several annuity payment options. You may choose from fixed payment options, variable payment options, or a combination of both. If you select a variable payment option, then the dollar amount of your annuity payments may go up or down.

8.	DEATH BENEFIT

If the sole annuitant dies before the income phase begins, then the beneficiary will generally receive a death benefit. If the owner is not the annuitant, then no death benefit is paid if the owner dies; however required distribution rules require that the policy value be distributed upon the death of any owner.

Naming different persons as owner and annuitant can affect to whom and whether amounts will be paid. Use care when naming owners, annuitants and beneficiaries, and consult your agent if you have questions.

When you purchase a policy you may generally choose an optional guaranteed minimum death benefit:

•	Annual Step-Up Death Benefit

Charges are lower if you do not choose an optional guaranteed minimum death benefit.

After the policy is issued, a guaranteed minimum death benefit cannot be added, and the death benefit cannot be changed.

The death benefit is paid first to a surviving owner, if any; it is paid only to the beneficiary if there is no surviving owner.

9.	TAXES

Earnings, if any, are generally not taxed until taken out. If you take money out of a nonqualified policy during the accumulation phase, earnings come out first for federal tax purposes, and are taxed as ordinary income. For nonqualified and certain qualified policies, payments during the income phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income. For qualified policies, payments during the income phase are, in many cases, considered as all taxable income. If you are younger than 59 1/2 when you take money out, you may incur a 10% federal penalty tax on the taxable earnings.

10.	ADDITIONAL FEATURES

This policy has additional features that might interest you. These features may not be available for all policies, may vary for certain policies, may not each be available in combination with other optional benefits under the policy, and may not be suitable for your particular situation.

These features include, but are not limited to, the following:

•

You can arrange to have money automatically sent to you monthly, quarterly, semi-annually or annually while your policy is in the accumulation phase. This feature is referred to as the “Systematic Payout Option” (“SPO”). Amounts you receive may be included in your gross income, and in certain circumstances, may be subject to penalty taxes.

•

Under certain medically related circumstances, you may surrender all or part of the policy value without any surrender charge. This feature is called the “Nursing Care and Terminal Condition Withdrawal Option.”

•

You can arrange to automatically transfer money (at least $500 per transfer) monthly or quarterly from certain investment choices into one or more subaccounts. This feature is known as “Dollar Cost Averaging.”

•

We will, upon your request, automatically transfer amounts among the subaccounts on a regular basis to maintain a desired allocation of the policy value among the various subaccounts. This feature is called “Asset Rebalancing.”

•

You may elect to purchase an optional rider which eliminates all surrender charges during the accumulation phase. You can only elect this rider at the time you purchase your policy. This feature is called the “Access Rider”. There is an extra charge for this rider.

•

You may elect to purchase an optional rider which provides you with a guaranteed minimum accumulation benefit and a guaranteed lifetime withdrawal benefit. This feature is called the “Living Benefits Rider.” If you elect this rider, we will monitor your policy value and, as we deem necessary to support the guarantees under the rider, may transfer amounts back and forth between investment choices that we designate and the variable investment choices that you have selected. Because of this, your ability to keep funds invested in certain of your investment choices is subject to the mathematical model that we use to determine when to make transfers to certain investment options as described in this prospectus. You may lose the benefit of this rider if you take “excess” withdrawals. There is an extra charge for this rider.

•

You may elect to purchase an optional rider which provides you with a guaranteed lifetime withdrawal benefit. This feature is called the “Retirement Income ChoiceSM 1.2 Rider.” If you elect the Retirement Income ChoiceSM 1.2 Rider, you must allocate 100% of your policy value according to either the Designated Allocation option or the Open Allocation option and meet other conditions. (See “Retirement Income ChoiceSM 1.2 - Allocation Options and Restrictions”.) If you choose the Open Allocation option, your ability to keep funds invested in certain of your investment choices is subject to the mathematical model that we use to determine when to make transfers to certain investment options as described in this prospectus. You may lose the benefit of this rider if you take “excess” withdrawals. There is an extra charge for this rider.

•

You may elect to purchase an optional rider which provides you with a guaranteed lifetime withdrawal benefit that uses a higher withdrawal percentage for a defined period of time and then resets to a lower percentage. This feature is called the “Income LinkSM Rider.” If you elect the Income LinkSM Rider, you must allocate 100% of your policy value to one or more “designated investment option(s).” (See “Income LinkSM Rider - Designated Investment Options”.) You

may lose the benefit of this rider if you take any withdrawal that is not an Income LinkSM rider systematic withdrawal. There is an extra charge for this rider.

•

You may elect to purchase an optional rider which provides you with a guaranteed lifetime withdrawal benefit. This feature is called the “Retirement Income MaxSM Rider.” If you elect the Retirement Income MaxSM Rider, you must allocate 100% of your policy value to one or more “designated investment option(s).” (See “Retirement Income MaxSM – Designated Investment Options”.) The designated investment options differ from the designated investment options for the other guaranteed lifetime withdrawal benefits. You may lose the benefit of this rider if you take “excess” withdrawals. There is an extra charge for this rider.

11.	OTHER INFORMATION

Right to Cancel Period. You may return your policy for a refund, but only if you return it within a prescribed period, which is generally 20 days (after you receive the policy), or whatever longer time may be required by state law. The amount of the refund will generally be the premiums paid plus or minus accumulated gains or losses in the separate account; if state law requires, we will refund your original premium payment(s). The policy will then be deemed void.

No Probate. Usually, the person receiving the death benefit under this policy will not have to go through probate. State laws vary on how the amount that may be paid is treated for estate tax purposes.

Who should purchase the Policy? This policy is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes; and for persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high federal and state tax brackets. The tax deferral features of variable annuities are unnecessary when purchased to fund a qualified plan. You should not buy this policy if you are looking for a short-term investment, market timing, or if you cannot take the risk of losing money that you put in.

There are various fees and charges associated with variable annuities. You should consider whether the features and benefits of this policy, unique to variable annuities, such as the opportunity for lifetime income payments, a guaranteed death benefit, the guaranteed level of certain charges, and additional features, make this policy appropriate for your needs.

Financial Statements. Financial Statements for the Company and the subaccounts are in the SAI. Condensed financial information for the subaccounts (those in operation by year end December 31, 2011) are in “Appendix – Condensed Financial Information” to this prospectus and the SAI.

12.	INQUIRIES

If you need more information or want to make a transaction, please contact us at:

Transamerica Financial Life Insurance Company

Administrative and Service Office

Attention: Customer Care Group

4333 Edgewood Road NE

Cedar Rapids, IA 52499-0001

(800) 525-6205

You may check your policy at www.transamericaannuities.com. Follow the logon procedures. You will need your pre-assigned Personal Identification Number (“PIN”) to access information about your policy. We cannot guarantee that you will be able to access this site.

You should protect your PIN, because on-line (or telephone) options may be available and could be made by anyone who knows your PIN. We may not be able to verify that the person providing instructions using your PIN is you or someone authorized by you.

ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES

The following describes the fees and expenses that you will pay when buying, owning, and surrendering the policy. Please be certain to review the notes following the fee table and expense examples for further information about the fees and charges presented. The order of the notes follows the order in which the fees and charges under the policy are presented in the fee tables and the expense examples.

The fee table applies only to the accumulation phase and reflects the maximum charges unless otherwise noted. During the income phase the fees may be different than those described in the Fee Table. See section “5. Expenses”.

The first section describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment choices. (All fees are maximum for purchases made while this prospectus is effective unless otherwise noted.)

Policy Owner Transaction Expenses:

Sales Load On Purchase Payments	0%
Maximum Surrender Charge (as a % of premium payments surrendered) Base Policy	5%
Transfer Fee	$0 - $10
Special Service Fee	$0 - $25

The next section describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses. (All fees are maximum for purchases made while this prospectus is effective unless otherwise noted.)

Annual Service Charge	$0 - $30 per policy

Separate Account Annual Expenses (as a percentage, annually, of average separate account value):

Base Separate Account Expenses:
Mortality and Expense Risk Fee	0.85%
Administrative Charge	0.15%
Total Base Separate Account Annual Expenses	1.00%

Optional Separate Account Expenses: (You may only elect one of the guaranteed minimum death benefits listed below)
Annual Step-Up Death Benefit	0.20%
Access Rider	0.35%
Total Separate Account Annual Expenses with Highest Optional Separate Account Expenses	1.55%

Optional Guaranteed Lifetime Withdrawal Benefit Rider Fees: (You may only elect one of the optional riders listed below)

Living Benefits Rider (annual charge, a % of Total Withdrawal Base)	0.90%
Retirement Income ChoiceSM 1.2 Rider (annual charge, a % of withdrawal base): (for riders issued on or after December 12, 2011)
Base Benefit Open Allocation Option (Maximum)	2.00%
Base Benefit Open Allocation Option (Current)	1.25%
Base Benefit Designated Allocation Group A (Maximum)	2.30%
Base Benefit Designated Allocation Group A (Current)	1.55%
Base Benefit Designated Allocation Group B (Maximum)	1.85%
Base Benefit Designated Allocation Group B (Current)	1.10%
Base Benefit Designated Allocation Group C (Maximum)	1.45%
Base Benefit Designated Allocation Group C (Current)	0.70%
Additional Benefits available with the Retirement Income ChoiceSM 1.2 Rider:
Death Benefit (Single Life Option)	0.25%
Death Benefit (Joint Life Option)	0.20%
Maximum Total Retirement Income ChoiceSM 1.2 Rider Fees (Single Life) with Highest Combination of Benefits and Allocation Options	2.55%

Current Total Retirement Income ChoiceSM 1.2 Rider Fee (Single Life) with Highest Combination of Benefits and Allocation Options	1.80%

Retirement Income ChoiceSM 1.2 Rider (annual charge, a % of withdrawal base): (for riders issued before December 12, 2011)
Base Benefit Open Allocation Option (Maximum)	1.95%
Base Benefit Open Allocation Option (Current)	1.20%
Base Benefit Designated Allocation Group A (Maximum)	2.15%
Base Benefit Designated Allocation Group A (Current)	1.40%
Base Benefit Designated Allocation Group B (Maximum)	1.75%
Base Benefit Designated Allocation Group B (Current)	1.00%
Base Benefit Designated Allocation Group C (Maximum)	1.20%
Base Benefit Designated Allocation Group C (Current)	0.45%
Additional Benefits available with the Retirement Income ChoiceSM 1.2 Rider:
Death Benefit (Single Life Option)	0.25%
Death Benefit (Joint Life Option)	0.20%
Maximum Total Retirement Income ChoiceSM 1.2 Rider Fees (Single Life) with Highest Combination of Benefits and Allocation Options	2.40%

Current Total Retirement Income ChoiceSM 1.2 Rider Fee (Single Life) with Highest Combination of Benefits and Allocation Options	1.65%

Income LinkSM Rider (annual charge a - % of withdrawal base):
Base Benefit (Maximum)	1.65%
Base Benefit (Current)	0.90%

Retirement Income MaxSM Rider (annual charge a % of withdrawal base): (for riders issued on or after December 12, 2011)
Base Benefit (Maximum)	2.00%
Base Benefit (Current)	1.25%
Retirement Income MaxSM Rider (annual charge a % of withdrawal base): (for riders issued before December 12, 2011)
Base Benefit (Maximum)	1.75%
Base Benefit (Current)	1.00%

Optional Guaranteed Lifetime Withdrawal Benefit Rider Fees-No Longer Available for Sales

Retirement Income ChoiceSM Rider – Single Life Option (annual charge - a % of Withdrawal Base)
Base Benefit (Maximum)	1.35%
Base Benefit (Current)	0.60%
Additional Benefits available with the Retirement Income ChoiceSM Rider:
Death Benefit	0.25%
Maximum Total Retirement Income ChoiceSM Rider Fees (Single Life) with Highest Combination of Benefits	1.60%

Current Total Retirement Income ChoiceSM Rider Fees (Single Life) with Highest Combination of Benefits	0.85%

Retirement Income ChoiceSM with Double Initial Withdrawal Base Benefit Rider -Single Life Option (annual charge-a % of Withdrawal Base):
Base Benefit (Maximum)	1.65%
Base Benefit (Current)	0.90%
Additional Benefits available with the Retirement Income ChoiceSM with Double Initial Withdrawal Base Benefit Rider:
Death Benefit	0.25%
Maximum Total Retirement Income ChoiceSM with Double Initial Withdrawal Base Benefit Rider Fees (Single Life) with Highest Combination of Benefits	1.90%

Current Total Retirement Income ChoiceSM with Double Initial Withdrawal Base Benefit Rider Fees (Single Life) with Highest Combination of Benefits	1.15%

Retirement Income ChoiceSM with Double Initial Withdrawal Base Benefit Rider -Joint Life Option (annual charge-a % of Withdrawal Base):
Base Benefit (Maximum)	1.65%
Base Benefit (Current)	0.90%
Additional Benefits available with the Retirement Income ChoiceSM with Double Initial Withdrawal Base Benefit Rider:
Death Benefit	0.20%
Maximum Total Retirement Income ChoiceSM with Double Initial Withdrawal Base Benefit Rider Fees (Joint Life) with Highest Combination of Benefits	1.85%

Current Total Retirement Income ChoiceSM with Double Initial Withdrawal Base Benefit Rider Fees (Joint Life) with Highest Combination of Benefits	1.10%

Retirement Income ChoiceSM 1.4 Rider (annual charge, a % of withdrawal base):
Base Benefit Designated Allocation Group A (Maximum)	2.15%
Base Benefit Designated Allocation Group A (Current)	1.40%
Base Benefit Designated Allocation Group B (Maximum)	1.75%
Base Benefit Designated Allocation Group B (Current)	1.00%
Base Benefit Designated Allocation Group C (Maximum)	1.20%
Base Benefit Designated Allocation Group C (Current)	0.45%
Additional Benefits available with the Retirement Income ChoiceSM 1.4 Rider:
Death Benefit (Single Life Option)	0.25%
Death Benefit (Joint Life Option)	0.20%
Maximum Total Retirement Income ChoiceSM 1.4 Rider Fees (Single Life) with Highest Combination of Benefits	2.40%

Current Total Retirement Income ChoiceSM 1.4 Rider Fees (Single Life) with Highest Combination of Benefits	1.65%

The next section shows the lowest and highest total operating expenses charged by the underlying fund portfolios for the year ended December 31, 2011 (before any fee waiver or expense reimbursements). Expenses may be higher or lower in future years. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Portfolio Annual Operating Expenses (Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses):

Lowest Gross	0.68%
Highest Gross	1.46%

The following Example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include policy owner transaction expenses, policy fees, separate account annual expenses, and portfolio fees and expenses.

The Example assumes that you invest $10,000 in the policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the highest fees and expenses of any of the portfolios for the year ended December 31, 2011, and the base policy with the combination of available optional features or riders with the highest fees and expenses, including the Highest Fund Facilitation Fee, Annual Step-Up Death Benefit, Additional Death Distribution+ Rider and Retirement Income ChoiceSM 1.2 Rider – Single Life Option with additional Death Benefit. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Examples:

If the policy is surrendered at the end of the applicable time period (without Access Rider):

1 Year	$913
3 Years	$1689
5 Years	$2505
10 Years	$5119

If the policy is annuitized at the end of the applicable time period or if you do not surrender your policy (without Access Rider):

1 Year	$461
3 Years	$1416
5 Years	$2414
10 Years	$5119

If the policy is surrendered at the end of the applicable time period (with Access Rider):

1 Year	$496
3 Years	$1517
5 Years	$2579
10 Years	$5419

If the policy is annuitized at the end of the applicable time period or if you do not surrender your policy (with Access Rider):

1 Year	$496
3 Years	$1517
5 Years	$2579
10 Years	$5419

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be lower or higher than those reflected in the Example. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

For information concerning compensation paid for the sale of the policies, see “Distributor of the Policies.”

NOTES TO FEE TABLE AND EXPENSE EXAMPLES

Policy Owner Transaction Expenses:

Maximum Surrender Charge: The surrender charge, if any is imposed, applies to each premium, regardless of how policy value is allocated among the investment choices. The surrender charge decreases based on the number of years since the premium payment was made.

Transfer Fee: The transfer fee, if any is imposed, applies to each policy, regardless of how policy value is allocated among the investment choices. There is no fee for the first 12 transfers per policy year. For additional transfers, the Company may charge a fee of $10 per transfer.

Special Service Fees: We may deduct a charge for special services, such as overnight delivery.

Annual Service Charge:

Annual Service Charge: The annual service charge is assessed on each policy anniversary and at surrender. The charge is waived if your policy value, or the sum of your premiums less all partial surrenders, is at least $50,000.

Separate Account Annual Expenses:

Mortality and Expense Risk Fee: The mortality and expense risk fee shown is for the accumulation phase with the base death benefit.

Optional Separate Account Expenses: Any optional separate account expense is in addition to the mortality and expense risk and administrative fees.

Access Rider: The fee is a percentage of the daily net asset value in the separate account.

Total Separate Account Annual Expenses with Highest Optional Separate Account Expenses: This reflects the base separate account expenses, the Annual Step-Up Death Benefit, plus the Access Rider, but does not include any annual optional rider fees. The death benefits are mutually exclusive.

Optional Rider Fees:

Optional Rider Fees: In some cases, riders to the policy are available that provide optional benefits. There are additional fees (each year) for those riders.

Optional Guaranteed Lifetime Withdrawal Benefit Rider Fees:

Living Benefits Rider: The annual fee is a percentage of the “principal back” Total Withdrawal Base. The “principal back” Total Withdrawal Base on the rider date is the policy value. After the rider date, the “principal back” Total Withdrawal Base is equal to: the “principal back” Total Withdrawal Base on the rider date; plus subsequent premium payments; less subsequent “principal back” adjusted partial withdrawals.

Retirement Income ChoiceSM 1.2 Rider – base benefit: The fee is a percentage of the Withdrawal Base. The Withdrawal Base on the rider date is the policy value. During any rider year, the Withdrawal Base is equal to the Withdrawal Base on the rider date or most recent rider anniversary; plus subsequent premium payments, less subsequent Withdrawal Base adjustments.

Retirement Income ChoiceSM 1.2 Rider – Additional Benefits (Single Life and Joint Life Options): You may elect the Retirement Income ChoiceSM 1.2 Rider with the following option – Death Benefit. The charge for this option is a percentage of the Withdrawal Base and is in addition to the base benefit fee.

Maximum Total Retirement Income ChoiceSM 1.2 Rider Fees with Highest Combination of Benefits: After the fifth rider anniversary, the base benefit rider fees can increase when there is an automatic step-up. These fee totals reflect the maximum fee increase resulting from an automatic step-up of the Withdrawal Base while the rider is in effect.

Maximum Total Retirement Income ChoiceSM 1.2 Rider Fees (Single Life) with Highest Combination of Benefits: This reflects the Base Benefit Designated Allocation Group A (Maximum) plus the Death Benefit (Single Life Option).

Current Total Retirement Income ChoiceSM 1.2 Rider Fees (Single Life) with Highest Combination of Benefits: This reflects the Base Benefit Designated Allocation Group A (Current) plus the Death Benefit (Single Life Option).

Maximum Total Income LinkSM Rider and Retirement Income MaxSM Rider Fees: After the first rider anniversary, the base benefit rider fees can increase when there is an automatic step-up. The Withdrawal Base on the rider date is the policy value. This fee total reflects the maximum fee increase resulting from an automatic step-up of the Withdrawal Base while the rider is in effect.

Optional Guaranteed Lifetime Withdrawal Benefit Rider Fees–No Longer Available for Sales

Retirement Income ChoiceSM Rider, Retirement Income ChoiceSM with Double Initial Withdrawal Base Benefit Rider and Retirement Income ChoiceSM 1.4 Rider–base benefit: The fee is a percentage of the Withdrawal Base. The Withdrawal Base on the rider date is the policy value. During any rider year, the Withdrawal Base is equal to the Withdrawal Base on the rider date or most recent rider anniversary; plus subsequent premium payments, less subsequent Withdrawal Base adjustments.

Retirement Income ChoiceSM Rider, Retirement Income ChoiceSM with Double Initial Withdrawal Base Benefit Rider and Retirement Income ChoiceSM 1.4 Rider–Additional Benefits (Single Life and Joint Life Options): If you elected the Retirement Income ChoiceSM Rider, Retirement Income ChoiceSM with Double Withdrawal Benefit Rider and Retirement Income ChoiceSM 1.4 Rider with the following option – Death Benefit. the charge for this option is a percentage of the Withdrawal Base and is in addition to the base benefit fee.

Maximum Total Retirement Income ChoiceSM 1.4 Rider Fees (Single Life) with Highest Combination of Benefits: This reflects the Base Benefit Designated Allocation Group A (Maximum) and the Death Benefit (Single Life Option).

Current Total Retirement Income ChoiceSM 1.4 Rider Fees (Single Life) with Highest Combination of Benefits: This reflects the Base Benefit Designated Allocation Group A (Current) and the Death Benefit (Single Life Option).

Total Portfolio Annual Operating Expenses:

Total Portfolio Annual Operating Expenses: The fee table information relating to the underlying fund portfolios was provided to the Company by the underlying fund portfolios, their investment advisers or managers, and the Company has not and cannot independently verify the accuracy or completeness of such information. Actual future expenses of the portfolios may be greater or less than those shown in the Table. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.

Expense Examples:

Expense Examples: The Example does not reflect transfer fees. Different fees and expenses not reflected in the Example may be assessed during the income phase of the policy.

1. THE ANNUITY POLICY

This prospectus describes the Transamerica PrincipiumSM II Variable Annuity policy offered by the Company.

An annuity is a contract between you, the owner, and an insurance company (in this case the Company), where the insurance company promises to pay you an income in the form of annuity payments. These payments begin on a designated date, referred to as the annuity commencement date. Until the annuity commencement date, your annuity is in the accumulation phase and the earnings (if any) are tax deferred. Tax deferral means you generally are not taxed until you take money out of your annuity. After you annuitize, your annuity switches to the income phase.

The policy is a flexible premium deferred variable annuity. You can use the policy to accumulate funds for retirement or other long-term financial planning purposes. Your individual investment and your rights are determined primarily by your own policy.

The policy is a “flexible premium” annuity because after you purchase it, you can generally make additional investments of $50 or more until the annuity commencement date. You are not required to make any additional investments.

The policy is a “variable” annuity because the value of your investments can go up or down based on the performance of your investment choices. If you invest in the separate account, the amount of money you are able to accumulate in your policy during the accumulation phase depends upon the performance of your investment choices. You could lose the amount you allocate to the separate account. The amount of annuity payments you receive during the income phase from the separate account also depends upon the investment performance of your investment choices for the income phase.

The policy also contains a fixed account. The fixed account offers interest at rates that we guarantee will not decrease during the selected guaranteed period. There may be different interest rates for each different guaranteed period that you select.

Do not purchase this policy if you plan to use it, or any of its riders, for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme. Your contract is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this contract, you represent and warrant that you are not using the contract, or any of its riders for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.

2. PURCHASE

Policy Issue Requirements

The Company will not issue a policy unless:

•	the Company receives in good order (See Section 11. OTHER INFORMATION -Sending Forms and Transaction Requests in Good Order) all information needed to issue the policy;

•	the Company receives in good order (at our Administrative and Service Office) a minimum initial premium payment; and

•	the annuitant, owner, and any joint owner are age 90 or younger (the limit may be lower for qualified policies).

We reserve the right to reject any application or premium payment.

Premium Payments

You should make checks for premium payments payable only to Transamerica Financial Life Insurance Company and send them to the Administrative and

Service Office. Your check must be honored in order for us to pay any associated payments and benefits due under the policy.

We do not accept cash. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Transamerica Financial Life Insurance Company, however, in some circumstances, at our discretion we may accept third party checks that are from a rollover or transfer from other financial institutions. Any third party checks not accepted by our company will be returned.

We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.

Initial Premium Requirements

The initial premium payment for nonqualified policies must be at least $5,000, and at least $1,000 for qualified policies. You must obtain prior company approval to purchase a policy with an amount less than the stated minimum. There is generally no minimum initial premium payment for policies issued under section 403(b) of the Internal Revenue Code; however, your premium must be received within 90 days of the policy date or your policy will be canceled. We will credit your initial premium payment to your policy within two business days after the day we receive it and your complete policy information in good order. If we are unable to credit your initial premium payment, we will contact you within five business days and explain why. We will also return your initial premium payment at that time unless you let us keep it and credit it as soon as possible.

The date on which we credit your initial premium payment to your policy is generally the policy date. The policy date is used to determine policy years, policy months and policy anniversaries.

There may be delays in our receipt of applications that are outside of our control (for example, because of the failure of the selling broker/dealer or sales agent to forward the application to us promptly, or because of delays in determining whether the policy is suitable for you). Any such delays will affect when your policy can be issued and your premium allocated among your investment choices.

Additional Premium Payments

You are not required to make any additional premium payments. However, you can generally make additional premium payments as often as you like during the accumulation phase. Additional premium payments must be at least $50. We will credit additional premium payments to your policy as of the business day we receive your premium and required information in good order at our Administrative and Service Office. Additional premium payments must be received before the close of a regular business session of the New York Stock Exchange (usually 4:00 p.m. Eastern time) to get same-day pricing of the additional premium payment.

Maximum Total Premium Payments

For issue ages 0-80, we reserve the right to reject cumulative premium payments over $1,000,000 (this includes subsequent premium payments) for policies with the same owner or same annuitant issued by us or an affiliate. For issue ages over 80, we reserve the right to reject cumulative premium payments over $500,000 (this includes subsequent premium payments) for policies with the same owner or same annuitant issued by us or an affiliate.

Allocation of Premium Payments

When you purchase a policy, we will allocate your premium payment to the investment choices you select. Your allocation must be in whole percentages and must total 100%. We will allocate additional premium payments the same way, unless you request a different allocation.

If you allocate premium payments to the Dollar Cost Averaging program, you must give us instructions regarding the subaccount(s) to which transfers are to be made or we cannot accept your premium payment.

You may change allocations for future additional premium payments by sending written instructions to our Administrative and Service Office. The allocation change will apply to premium payments received on or after the date we receive the change request in good order.

You could lose the amount you allocate to the variable subaccounts.

The Company reserves the right to restrict or refuse any premium payment.

Policy Value

You should expect your policy value to change from valuation period to valuation period. A valuation period begins at the close of regular trading on the New York Stock Exchange on each business day and ends at the close of regular trading on the next succeeding business day. A business day is each day that the New York Stock Exchange is open. The New York Stock Exchange generally closes at 4:00 p.m. Eastern time. Holidays are generally not business days.

3. INVESTMENT CHOICES

The Transamerica PrincipiumSM II Variable Annuity offers you a means of investing in various underlying fund portfolios offered by different investment companies (by investing in the corresponding subaccounts). The companies that provide investment advice and administrative services for the underlying fund portfolios offered through this Policy are listed in the “Appendix–Portfolios Associated with the Subaccounts”.

The general public may not purchase shares of any of these underlying fund portfolios. The names and investment objectives and policies may be similar to other portfolios managed by the same investment advisor or manager that are sold directly to the public. You should not expect the investment results of the underlying fund portfolios to be the same as those of other portfolios.

More detailed information, including an explanation of the portfolios’ fees and investment objectives, may be found in the current prospectuses for the underlying fund portfolios, which accompany this prospectus. You should read the prospectuses for the underlying fund portfolios carefully before you invest.

Note: If you received a summary prospectus for any of the portfolios listed in “Appendix–Portfolios Associated with the Subaccounts”, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Selection of Underlying Portfolios

The underlying fund portfolios offered through this product are selected by the Company, and the Company may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying fund portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see “Revenue We Receive.” We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from owners. We have included the Transamerica Series Trust (“TST”) underlying fund portfolios at least in part because they are managed by one of our affiliates, Transamerica Asset Management, Inc. (“TAM”).

We have developed this variable annuity product in cooperation with one or more distributors, and have included certain underlying fund portfolios based on their recommendations; their selection criteria may differ from our selection criteria.

You are responsible for choosing the subaccounts which invest in the underlying fund portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the underlying fund portfolios that are available to you, including each underlying fund portfolio’s prospectus, statement of additional information and annual and semi-annual reports. Other sources such as the Fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or underlying fund portfolio. After you select underlying fund portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your policy resulting from the performance of the underlying fund portfolios you have chosen.

We do not recommend or endorse any particular underlying fund portfolio and we do not provide investment advice.

We do not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. We reserve the right, subject to compliance with applicable law, to make certain changes to the separate account and its investments. We reserve the right to add new portfolios [or portfolio classes], close existing portfolios [or portfolio classes], or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. We will not add, delete or substitute any underlying fund portfolio shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

We reserve the right to limit the number of subaccounts you are invested in at any one time.

Addition, Deletion, or Substitution of Investments

The Company cannot and does not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. The Company retains the right, subject to any applicable law, to make certain changes in the separate account and its investments. The Company reserves the right to eliminate the shares of any portfolio held by a subaccount and to substitute shares of another portfolio of the underlying fund portfolios, or of another registered open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in the Company’s judgment, investment in any portfolio would be inappropriate in view of the purposes of the separate account. To the extent required by the 1940 Act, as amended, substitutions of shares attributable to your interest in a subaccount will not be made without prior notice to you and the prior approval of the Securities and Exchange Commission (“SEC”). Nothing contained herein shall prevent the separate account from purchasing other securities for other series or classes of variable annuity policies, or from affecting an exchange between series or classes of variable annuity policies on the basis of your requests.

New subaccounts may be established when, in the sole discretion of the Company, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by the Company. Each additional subaccount will purchase shares in a mutual fund portfolio, or other investment vehicle. The Company may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is eliminated, the Company will notify you and request a reallocation of the amounts invested in the eliminated subaccount.

Similarly, the Company may, at its discretion, close a subaccount to new investment (either transfers or premium payments).

If you allocate premium to a subaccount that is closed to new investment, we will require new instructions. If we do not receive new instructions, the requested transaction will be canceled and the premium will be returned.

In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in the policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the separate account may be (1) operated as a management company under the 1940 Act or any other form permitted by law, (2) deregistered under the 1940 Act in the event such registration is no longer required or (3) combined with one or more other separate accounts. To the extent permitted by applicable law, the Company also may (1) transfer the assets of the separate account associated with the policies to another account or accounts, (2) restrict or eliminate any voting rights of owners or other persons who have voting rights as to the separate account, (3) create new separate accounts, (4) add new subaccounts to or remove existing subaccounts from the separate account, or combine subaccounts, or (5) add new underlying fund portfolios, or substitute a new fund for an existing fund.

The Fixed Account

Premium payments allocated and amounts transferred to the fixed account become part of the Company’s general account. Interests in the general account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures relating to interests in the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.

While we do not guarantee that the fixed account will always be available for investment, we do guarantee that the interest credited to the fixed account will not be less than the guaranteed minimum effective annual interest rate shown on your policy (the “guaranteed minimum”). We determine credited rates, which are guaranteed for at least one year, in our sole discretion. You bear the risk that we will not credit interest greater than the guaranteed minimum. At the end of the guaranteed period option you selected, the value in that guaranteed period option will automatically be transferred into a new guaranteed period option of the same length (or the next shorter period if the same period is no longer offered) at the current interest rate for that period. You can transfer to another investment choice by giving us notice within 30 days before the end of the expiring guaranteed period.

We also guarantee that upon full surrender your cash value attributable to the fixed account will not be less than the amount required by the applicable nonforfeiture law at the time the policy is issued.

If you select the fixed account, your money will be placed with the Company’s other general assets. The amount of money you are able to accumulate in the fixed account during the accumulation phase depends upon the total interest credited. The amount of each annuity payment you receive during the income phase from the fixed portion of your policy will remain level for the entire income phase.

We reserve the right to refuse any premium payment or transfer to the fixed account.

Transfers

During the accumulation phase, you may make transfers to or from any investment choice within certain limitations.

Transfers out of a guaranteed period option of the fixed account are limited to the following:

•	Transfers at the end of a guaranteed period.

•	Transfers of amounts equal to interest credited. This may affect your overall interest-crediting rate, because transfers are deemed to come from the oldest premium payment first.

Each transfer must be at least $500, or the entire subaccount value. Transfers of interest from a guaranteed period option of the fixed account must be at least $50. If less than $500 remains as a result of the transfer, then we reserve the right to include that amount in the transfer. Transfer requests must be received in good order while the New York Stock Exchange is open for regular trading to get same-day pricing of the transaction. See Section 11. OTHER INFORMATION—Sending Forms and Transaction Requests in Good Order.

The number of transfers permitted may be limited and a $10 charge for each transfer in excess of 12 in any policy year may apply. We reserve the right to prohibit transfers to the fixed account.

During the income phase, you may transfer values out of any subaccount; however, you cannot transfer values out of the fixed account. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the annuity units in the subaccount from which the transfer is being made.

Market Timing and Disruptive Trading

Statement of Policy. This variable insurance product was not designed for the use of market timers or frequent or disruptive traders. (Frequent transfers are considered to be disruptive.) Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)	dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading.

We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some policy owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policy owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transfered with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.

For policies with Portfolio Asset Management or Open Allocation Method, the effect of transfers pursuant thereto may be considered disruptive for certain underlying fund portfolios. As a result, policy owners using Portfolio Asset Management or Open Allocation Method may have to change their selected underlying fund portfolios.

Please note: If you engage a third party investment advisor for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment advisor in providing these services.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers; or

•

expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur even with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment choices available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policy owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other policy owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment choices under the variable insurance product. In addition, we may not honor transfer requests if any variable investment choice that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policy owners should be aware that we may not have the contractual ability or the operational capacity to monitor policy owners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

Policy owners should be aware that we are required to provide to an underlying fund portfolio or its designee, promptly upon request, certain information about the trading activity of individual policy owners, and to restrict or prohibit further purchases or transfers by specific policy owners identified by an underlying fund portfolio as violating the frequent trading policies established for the portfolio.

Omnibus Orders. Policy owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment choices correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

4. PERFORMANCE

The Company periodically advertises performance of the various subaccounts. Performance figures might not reflect charges for options, riders, or endorsements. We may disclose at least three different kinds of non-standard performance. First, we may calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes, surrender charges, or fees for any optional riders or endorsements. Any such deduction would reduce the percentage increase or make greater any percentage decrease.

Second, advertisements may also include total return figures, which reflect the deduction of the mortality and expense risk fees and administrative charges. These figures may also include or exclude surrender charges.

Third, for certain investment portfolios, performance may be shown for the period commencing from the inception date of the investment portfolio (i.e., before commencement of subaccount operations). These figures should not be interpreted to reflect actual historical performance of the subaccounts.

Not all types of performance data presented reflect all of the fees and charges that may be deducted (such as fees for optional benefits); performance figures would be lower if these charges were included.

5. EXPENSES

Note: The following section on expenses and the Annuity Policy Fee Table and Expense Examples only apply to policies issued on or after the date of this prospectus.

There are charges and expenses associated with your policy that reduce the return on your investment in the policy.

Surrender Charges

During the accumulation phase, you can surrender part or all of the cash value (restrictions may apply to qualified policies). We may apply a surrender charge to compensate us for expenses relating to sales, including commissions to registered representatives and other promotional expenses.

You can surrender up to the greater of (i) 10% of your premium payments or (ii) any gains in the policy once each year free of surrender charges. This amount is referred to as the free amount and is determined at the time of surrender. (The free amount is not cumulative, so not surrendering anything in one year does not increase the surrender charge free amount in subsequent years.) If the surrender is in excess of this free amount, you might have to pay a surrender charge, which is a contingent deferred sales charge, on the excess amount.

The following schedule shows the surrender charges that apply during the five years following payment of each premium payment:

Number of Years Since Premium Payment Date	Surrender Charge (as a percentage of premium surrendered)
0 - 1	5%
1 - 2	4%
2 - 3	3%
3 - 4	2%
4 - 5	1%
more than 5	0%

For example, assume your premium is $100,000 and your policy value is $106,000 at the beginning of the second policy year and you surrender $30,000. Since that amount is more than your free amount ($10,000), you would pay a surrender charge of $800 on the remaining $20,000 [4% of ($30,000 -$10,000)].

Likewise, assume your policy value is $80,000 (premium payments $100,000) at the beginning of the second policy year and you surrender your policy. You would pay a surrender charge of $3,600 [4% of ($100,000 - ($100,000 x 10%))].

You can generally choose to receive the full amount of a requested partial surrender by directing us to deduct any applicable surrender charge from your remaining policy value. You receive your cash value upon full surrender.

For surrender charge purposes, earnings are considered to be surrendered first, then the oldest premium is considered to be surrendered next.

Surrender charges are waived if you surrender money under the Nursing Care and Terminal Condition Withdrawal.

Keep in mind that surrenders may be taxable and, if made before age 59 1/2, may be subject to a 10% federal penalty tax. For tax purposes, surrenders from nonqualified policies are considered to come from taxable earnings first.

An optional rider is available which eliminates all surrender charges during the accumulation phase. You can only elect this rider at the time you purchase the policy. There is an extra charge for this rider. See “Access Rider”.

Mortality and Expense Risk Fees

We charge a fee as compensation for bearing certain mortality and expense risks under the policy. This fee is assessed daily based on the net asset value of each subaccount. Examples of such risks include a guarantee of annuity rates, the death benefit, certain expenses of the policy, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the policy. We may also pay distribution expenses out of this charge.

During the accumulation phase:

•	For the Return of Premium Death Benefit, the daily mortality and expense risk fee is at an annual rate of 0.85%.

•	For the Annual Step-Up Death Benefit, the daily mortality and expense risk fee is at an annual rate of 1.05%.

During the income phase, the mortality and expense risk fee is at an annual rate of 1.10%.

If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profit for any proper purpose, including distribution expenses.

Premium Taxes

Some states assess premium taxes on the premium payments you make. We currently do not deduct for these taxes at the time you make a premium payment. However, we will deduct the total amount of premium taxes, if any, from the policy value when:

•	you begin receiving annuity payments;

•	you surrender the policy; or

•	a death benefit is paid.

Federal, State and Local Taxes

We may in the future deduct charges from the policy for any taxes we incur because of the policy. However, no deductions are being made at the present time.

Special Service Fees

We will deduct a charge for special services, such as overnight delivery, up to $25 per service provided.

Transfer Fee

You are generally allowed to make 12 free transfers per policy year before the annuity commencement date. If you make more than 12 transfers per policy year, we reserve the right to charge $10 for each additional transfer. Premium payments, Asset Rebalancing, and Dollar Cost Averaging transfers do not count as one of your free transfers. All transfer requests made at the same time are treated as a single transfer.

Administrative Charges

We deduct a daily administrative charge to cover the costs of supporting and administering the policy (including certain distribution-related expenses). This charge is equal to an annual rate of 0.15% of the daily net asset value of each subaccount during both the accumulation phase and the income phase.

In addition, during the accumulation phase, an annual service charge of $30 (but not more than 2% of the policy value) is charged on each policy anniversary and at surrender. The service charge is waived if your policy value or the sum of your premiums, less all partial surrenders, is at least $50,000.

Access Rider

If you elect the Access Rider, there is a daily rider fee at an annual rate of 0.35% of the daily net asset value in the separate account.

Living Benefits Rider

If you elect the Living Benefits Rider, there is an annual rider fee of 0.90% of the “principal back” total withdrawal base on each rider anniversary before annuitization. We will also deduct the rider fee upon full surrender of the policy or other termination of the rider. The rider fee is deducted from each investment choice in proportion to the amount of policy value in each investment choice. Generally, the rider fee is deducted even if your policy value exceeds your total withdrawal base.

We will continue to calculate the rider fee using the “principal back” total withdrawal base even after the “principal back” minimum remaining withdrawal amount reaches zero. The “principal back” total withdrawal base is always greater than or equal to the “for life” total withdrawal base.

Retirement Income ChoiceSM 1.2 Rider and Additional Options Fees

If you elect the Retirement Income ChoiceSM 1.2 rider, then the rider fee, which is charged quarterly before annuitization, depends on the allocation option that you choose. If you choose the Open Allocation option, then the fee for the base benefit (for either single or joint life) is 1.25% (1.20% for riders issued prior to December 12, 2011) on an annual basis of the withdrawal base. If you choose the Designated Investment option, then the fee for the base benefit (for single or joint life) is 1.55%, 1.10%, and 0.70%(1.40%, 1.00% and 0.45% for riders issued prior to December 12, 2011) on an annual basis of the withdrawal base for allocating 100% of your policy value in Designated Allocation Allocation Group A, Designated Allocation Group B, or Designated Allocation Group C, respectively. If you elect a combination of designated investment options among various classes, then your fee will be based on a weighted average of your choices. If you elect options with the Retirement Income ChoiceSM 1.2 rider, then for each option you elect, you will be charged a fee that is a percentage of the withdrawal base on each rider quarter before annuitization, and is in addition to the rider fee for the base benefit. The additional fees, on an annual basis, are as follows:

	Single Life	Joint Life
Options	Option	Option
Death Benefit	0.25%	0.20%

We will also deduct any rider fee pro rata upon full surrender of the policy or other termination of the rider. The rider fee(s) is deducted from each investment choice in proportion to the amount of policy value in each investment choice. The rider fee may increase due to an automatic step-up but will not exceed the maximum rider fee percentage in the fee table.

Income LinkSM Rider Fee

If you elect the Income LinkSM rider, there is an annual rider fee which is currently 0.90% of the withdrawal base which is charged quarterly during the accumulation phase.

We will also deduct the rider fee pro rata upon full surrender of the policy or other termination of the rider. The rider fee is deducted from each investment choice in proportion to the amount of policy value in each investment choice.

Retirement Income MaxSM Rider Fees

If you elect the Retirement Income MaxSM rider, there is an annual rider fee which is currently 1.25% (1.00% for riders issued prior to December 12, 2011) on an annual basis of the withdrawal base which is charged quarterly during the accumulation phase. We will also deduct the rider fee pro rata upon full surrender of the policy or other termination of the rider. The rider fee(s) is deducted from each investment choice in proportion to the amount of policy value in each investment choice. The rider fee may increase due to an automatic step-up but will not exceed the maximum rider fee percentage in the fee table.

Portfolio Fees and Expenses

The value of the assets in each subaccount will reflect the fees and expenses paid by the underlying fund portfolios. The lowest and highest fund expenses for the previous calendar year are found in the Annuity Policy Fee Table section of this prospectus. See the prospectuses for the underlying fund portfolios for more information.

Revenue We Receive

This prospectus describes generally the payments that we (and/or our affiliates) may directly or indirectly receive from the underlying fund portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other support services we (and/or our affiliates) provide and expenses we incur in offering and selling our variable insurance products. These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below. While only certain of the types of payments described below may be made in connection with your particular policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your policy.

We (and/or our affiliates) may receive some or all of the following types of payments:

•

Rule 12b-1 Fees. We and/or our affiliate, Transamerica Capital, Inc. (“TCI”) who is the principal underwriter for the policies, indirectly receive 12b-1 fees from the funds available as investment choices under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.45% of the average daily assets of the certain underlying fund portfolios attributable to the policies and to certain other variable insurance products that we and our affiliates issue.

•

Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, subadviser, administrator and/or distributor (or affiliates thereof) of the underlying fund portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or subadviser realized on the advisory fee deducted from underlying fund portfolio assets. Policy owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying funds for more information). The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular underlying fund portfolios attributable to the policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The following chart provides the maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us on an annual basis. Please note: Some of the underlying funds listed in the chart below may not currently be available under your policy:

Incoming Payments to the Company and/or TCI

Maximum Fee
Fund	% of assets
TRANSAMERICA SERIES TRUST	0.25%

NOTES TO INCOMING PAYMENTS TABLE:

Maximum Fee % of Assets: Payments are based on a percentage of the average assets of each underlying fund portfolio owned by the subaccounts available under this policy and under certain other variable insurance products offered by our affiliates and us. We and/or TCI may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services provided.

Transamerica Series Trust (“TST”): Because TST is managed by Transamerica Asset Management, Inc. (“TAM”), an affiliate of ours, there are additional benefits to us and our affiliates for amounts you allocate to the TST underlying fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other benefits may be received from TAM. Such payments or benefits may be entered into for a variety of purposes, such as to allocate resources to us to provide administrative services to the policyholders who invest in the TST underlying fund portfolios. These payments or benefits may take the form of internal credits, recognition, or cash payments. A variety of financial and accounting methods may be used to allocate resources and profits to us. Additionally, if a TST portfolio is sub-advised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are sub-advised by non-affiliated entities. During 2011 we received

$2,419,692.89 in benefits from TAM pursuant to these arrangements. This includes the 0.25% amount in the above chart. We anticipate receiving comparable amounts in the future.

•

Other Payments. TCI also serves as the wholesale distributor for the policies, and in that capacity directly or indirectly receives additional amounts or different percentages of assets under management from certain advisers and subadvisers to the underlying fund portfolios (or their affiliates) with regard to variable insurance products and/or mutual funds that are issued by us and our affiliates. These amounts may be derived, in whole or in part, from the profits the investment adviser or subadviser receives from the advisory fee deducted from underlying fund portfolio assets. Policy owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees. Certain advisers and subadvisers of the underlying fund portfolios (or their affiliates):

•

may each directly or indirectly pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and subadvisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences as well as internal and external meetings and events that are attended by TCI’s wholesalers and/or other TCI employees.

•	may provide our affiliates and/or selling firms with wholesaling services to assist us in the distribution of the policies.

•

may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the underlying fund portfolios and to assist with their promotional efforts. The amounts may be significant and these arrangements provide the adviser or subadviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the policies.

For the calendar year ended December 31, 2011, TCI or its affiliates received total revenue sharing payments in the amount of $3,368,635.55 from the following Fund managers and/or subadvisers to participate in TCI’s events: AEGON USA Investment Management, Alliance Bernstein Investments, BlackRock Investment Management, LLC., Fidelity Investments, Franklin Templeton Investments, GE Asset Management, Hanlon Investment Management Inc., ING Clarion Real Estate Securities, Invesco AIM, Janus Capital, Jennison Associates, JPMorgan Investment Management, Logan Circle Investment Partners, Loomis, Sayles & Company, MFS Investment Management, Madison Asset Management, Morgan Stanley Investment Management, Neuberger Berman Management, Oppenheimer Funds, Pacific Investment Management Company, Schroder Investment Management North America, Systematic Financial Management LP, Thompson, Siegel and Walmsley LLC, Vanguard, Wellington Management Company. Please note some of the aforementioned managers and/or subadvisers may not be associated with underlying fund portfolios currently available in this product.

Proceeds from certain of these payments by the underlying fund portfolios, the advisers, the subadvisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the policy, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the underlying fund portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the policies, see “Distribution of the Policies” in this prospectus.

6. ACCESS TO YOUR MONEY

During the accumulation phase, you can have access to the money in your policy in the following ways:

•	by making a surrender (either a full or partial surrender); or

•	by taking systematic payouts (See “Section 10, Systematic Payout Option” for more details).

Surrenders

If you take a full surrender, you will receive your cash value.

If you want to take a partial surrender, in most cases it must be for at least $500. Unless you tell us otherwise, we will take the surrender from each of the investment choices in proportion to the policy value.

You may elect to take up to the free amount once each policy year without incurring a surrender charge. Remember that any surrender you take will reduce the policy value, and the amount of the death benefit. See “Section 8, Death Benefit”, for more details. A partial surrender also may have a negative impact on certain other benefits and guarantees of your Contract.

Surrenders from qualified policies may be restricted or prohibited.

Surrenders may be subject to a surrender charge. Income taxes, federal tax penalties and certain restrictions may apply to any surrenders you make.

During the income phase, you will receive annuity payments under the annuity payment option you select; however, you generally may not take any other surrenders, either full or partial.

If your policy was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Note: The optional Access Rider eliminates all surrender charges during the accumulation phase. You can elect this rider only at the time you purchase the policy. There is an extra charge for this rider.

Delay of Payment and Transfers

Payment of any amount due from the separate account for a surrender, a death benefit, or the death of the owner of a nonqualified policy, will generally occur within seven days from the date we receive in good order all required information at our Administrative and Service Office. We may defer such payment from the separate account if:

•	the New York Stock Exchange is closed other than for usual weekends or holidays or trading on the Exchange is otherwise restricted;

•	an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or

•	the SEC permits a delay for the protection of owners.

Transfers of amounts from the subaccounts also may be deferred under these circumstances. In addition, if, pursuant to SEC rules, the Transamerica AEGON Money Market VP portfolio suspends payment of redemption proceeds in connection with a liquidation of the portfolio, then we may delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the TA AEGON Money Market subaccount until the portfolio is liquidated.

Any payment or transfer request which is not in good order will cause a delay. See Section 11. OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a policy owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for withdrawals, surrenders, or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your policy to government agencies or departments.

Pursuant to the requirements of certain state laws, we reserve the right to defer payment of the cash value from the fixed account for up to six months. We may defer payment of any amount until your premium payment check has cleared your bank.

Signature Guarantee

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

•	Any surrenders over $250,000;

•	Certain surrenders on or within 15 days of an address change;

•	Any disbursement request made on or within 15 days of an ownership change;

•

Any surrender when the Company has been directed to send proceeds to a different personal address from the address of record for that contract owner’s account. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity for another with the same owner in a “tax-free exchange”;

•	Any surrender when the Company does not have an originating or guaranteed signature on file;

•	Any other transaction where we require.

We may change the specific requirements listed above, or add signature guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 525-6205 .

You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. This includes many:

•	National and state banks;

•	Savings banks and savings and loan associations;

•	Securities brokers and dealers; and

•	Credit Unions.

The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.

A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee.

7. ANNUITY PAYMENTS (THE INCOME PHASE)

You choose the annuity commencement date. You can change this date by giving us notice with the information we need. New annuity commencement dates less than 30 days after we receive notice of the change require prior approval. The latest maximum annuity commencement date generally cannot be after the policy month following the month in which the annuitant attains age 95. The earliest annuity commencement date is at least thirty days after you purchase your policy.

Before the annuity commencement date, if the annuitant is alive, you may choose an annuity payment option or change your election. If the annuitant dies before the annuity commencement date, the death benefit is payable in a lump sum or under one of the annuity payment options (unless the surviving spouse continues the policy).

Unless you specify otherwise, the annuitant will receive the annuity payments. After the annuitant’s death, the beneficiary you designate at annuitization will receive any remaining guaranteed payments.

Annuity Payment Options

The policy provides several annuity payment options that are described below. You may choose any combination of annuity payment options. We will use your adjusted policy value to provide these annuity payments. If the adjusted policy value on the annuity commencement date is less than $2,000, we reserve the right to pay it in one lump sum in lieu of applying it under an annuity payment option. You can receive annuity payments monthly, quarterly, semi-annually, or annually. (We reserve the right to change the frequency if payments would be less than $50.)

In deciding on which annuity payment option to elect, you must decide if fixed or variable payments are better for you. If you choose to receive fixed payments, then the amount of each payment will be set on the annuity commencement date and will not change. You may, however, choose to receive variable payments. The dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. The dollar amount of additional variable payments will vary based on the investment performance of the subaccount(s) you select. The dollar amount of each variable payment after the first may increase, decrease, or remain constant. If the actual investment performance (net of fees and expenses) exactly matched the assumed investment return of 5% at all times, the amount of each variable annuity payment would remain constant. If actual investment performance (net of fees and expenses) exceeds the assumed investment return, the amount of the variable annuity payments would increase. Conversely, if actual investment performance (net of fees and expenses) is lower than the assumed investment return, the amount of the variable annuity payments would decrease.

You must also decide if you want your annuity payments to be guaranteed for the annuitant’s lifetime, a period certain, or a combination thereof. Generally, payments will be lower if you combine a period certain, guaranteed amount, or liquidity with a lifetime guarantee (e.g., Life Income with 10 years Certain and Life with Guaranteed Return of Policy proceeds). Likewise, payments will also generally be lower the longer the period certain (because you are guaranteed payments for a longer time).

The annuity payment options are explained below. Some options are fixed only and some can be fixed or variable.

Income for a Specified Period (fixed only). We will make level payments only for a fixed period. No funds will remain at the end of the period.

If your policy is a qualified policy, this payment option may not satisfy minimum required distribution rules. Consult a tax advisor before electing this option.

Income of a Specified Amount (fixed only). Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. This will be a series of level payments followed by a smaller final payment.

If your policy is a qualified policy, this payment option may not satisfy minimum required distribution rules. Consult a tax advisor before electing this option.

Life Income. You may choose between:

•	No Period Certain (fixed or variable)-Payments will be made only during the annuitant’s lifetime. The last payment will be the payment immediately before the annuitant’s death.

•	10 Years Certain (fixed or variable)-Payments will be made for the longer of the annuitant’s lifetime or ten years.

•

Guaranteed Return of Policy Proceeds (fixed only)-Payments will be made for the longer of the annuitant’s lifetime or until the total dollar amount of payments we made to you equals the annuitized amount (i.e., the adjusted policy value).

Joint and Survivor Annuity. You may choose:

•	No Period Certain (fixed or variable)-Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.

Other annuity payment options may be arranged by agreement with the Company. Some annuity payment options may not be available for all policies.

NOTE CAREFULLY

IF:

•	you choose Life Income with No Period Certain or a Joint and Survivor Annuity with No Period Certain; and

•	the annuitant dies (or both joint annuitants die) before the due date of the second (third, fourth, etc.) annuity payment;

THEN:

•	we may make only one (two, three, etc.) annuity payments.

IF:

•	you choose Income for a Specified Period, Life Income with 10 Years Certain, Life Income with Guaranteed Return of Policy Proceeds, or Income of a Specified Amount; and

•	the person receiving payments dies prior to the end of the guaranteed period;

THEN:

•	the remaining guaranteed payments will be continued to a new payee, or their present value may be paid in a single sum.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee’s address of record. The person receiving payments is responsible for keeping the Company informed of his/her current address.

You must annuitize your policy no later than the maximum annuity commencement date specified in your policy (earlier for certain distribution channels). If you do not elect an annuity payment option, the default option will be Life with 10 Years Certain option. Please note, all optional benefits (including guaranteed minimum death benefits and living benefits) terminate upon annuitization.

8. DEATH BENEFIT

We will pay a death benefit to your beneficiary, under certain circumstances, if the annuitant dies during the accumulation phase. If there is a surviving owner(s) when the annuitant dies, the surviving owner(s) will receive the death benefit instead of the listed beneficiary. The person receiving the death benefit may choose an annuity payment option (if you pick a variable annuity payment option fees and expenses will apply), or may choose to receive a lump sum.

We will determine the amount of and pay the death benefit proceeds, if any are payable on a policy, upon receipt at our Administrative and Service Office of satisfactory proof of the annuitant’s death, written directions from each eligible recipient of death benefit proceeds regarding how to pay the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”).

Please Note: Such due proof of death must be submitted in good order to avoid a delay in processing the death benefit claim. Due proof requires selecting a payment option. See Section 11. OTHER INFORMATION – Sending Forms and Transaction Requests in Good Order.

The death benefit proceeds remain invested in the separate account in accordance with the allocations made by the policy owner until the beneficiary has provided us with due proof of death. Once the Company receives due proof of death, investments in the separate account may be reallocated in accordance with the beneficiary’s instructions.

The Company may permit the beneficiary to give a “one-time” written instruction to reallocate the investments in the separate account to the money market fund after the death of the annuitant. If there is more than one beneficiary, all beneficiaries must agree to the reallocation instructions. This one-time reallocation will be permitted if the beneficiary provides satisfactory evidence of the annuitant’s death.

When We Pay A Death Benefit

We will pay a death benefit IF:

•	you are both the annuitant and sole owner of the policy; and

•	you die before the annuity commencement date.

We will pay a death benefit to you (owner) IF:

•	you are not the annuitant; and

•	the annuitant dies before the annuity commencement date.

If the only person receiving the death benefit is the surviving spouse, then he or she may elect to continue the policy as the new annuitant and owner, instead of receiving the death benefit. All surrender charges will be waived.

When We Do Not Pay A Death Benefit

We will not pay a death benefit IF:

•	you are not the annuitant; and

•	you die prior to the annuity commencement date.

Please note the new owner (unless it is the deceased owner’s spouse) must generally surrender the policy within five years of your death.

Distribution requirements apply to the policy value upon the death of any owner. Generally, upon the owner’s death (who is not the annuitant) the entire interest must be distributed within five years. See the SAI for a more detailed discussion of the distribution requirements under the Code.

Deaths After the Annuity Commencement Date

The death benefit payable, if any, on or after the annuity commencement date depends on the annuity payment option selected.

IF:

•	you are not the annuitant; and

•	you die on or after the annuity commencement date; and

•	the entire interest in the policy has not been paid;

THEN:

•	the remaining portion of such interest in the policy will continue to be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

IF:

•	you are the owner and annuitant; and

•	you die after the annuity commencement date; and

•	the annuity payment option you selected did not or no longer has a guaranteed period;

THEN:

•	no additional payments will be made (there is no death benefit).

Succession of Ownership

If an owner dies during the accumulation phase, the person or entity first listed below who is alive or in existence on the date of that death will become the new owner:

•	any surviving owner;

•	primary beneficiary;

•	contingent beneficiary; or

•	owner’s estate.

Amount of Death Benefit

The death benefit may be paid as a lump sum or as annuity payments.The amount of the death benefit depends on the guaranteed minimum death benefit option, if any, you choose when you buy the policy. The “base policy” death benefit will generally be the greater of:

•	the policy value on the date we receive the required information in good order at our Administrative and Service Office;

•

and the guaranteed minimum death benefit, if any, (discussed below), plus premium payments, less adjusted partial surrenders, from the date of death to the date the death benefit is paid. Please see “Appendix–Death Benefit” for illustrative examples regarding Death Benefit calculations.

Please note, the death benefit terminates upon annuitization and there is a maximum annuity commencement date.

Guaranteed Minimum Death Benefit

On the policy application, you may generally choose a guaranteed minimum death benefit (age limitations may apply) for an additional fee. After the policy is issued, you cannot make an election and the death benefit cannot be changed.

Annual Step-Up Death Benefit

Under this option, on each policy anniversary prior to your 81st birthday, a new “stepped-up” death benefit is determined and becomes the guaranteed minimum death benefit for that policy year. This “step-up” death benefit is equal to:

•	the largest policy value on the policy date or on any policy anniversary prior to the earlier of the annuitant’s date of death or the annuitant’s 81st birthday; plus

•	any premium payments since the date of any policy anniversary with the largest policy value; minus

•	any adjusted partial surrenders since the date of the policy anniversary with the largest policy value.

The Annual Step-Up Death Benefit is not available if you or the annuitant is 76 or older on the policy date. There is an extra charge for this death benefit of 0.20% annually.

Return of Premium Death Benefit

The Return of Premium Death Benefit is equal to:

•	total premium payments; less

•	any adjusted partial surrenders as of the date of death.

This benefit is not available if you or the annuitant is 86 or older on the policy date. The Return of Premium Death Benefit will be in effect if you do not choose another death benefit option when you purchase your policy.

Please note: You will not receive an optional guaranteed minimum death benefit if you do not choose one when you purchase your policy.

The Guaranteed Minimum Death Benefit may vary for certain policies and may not be available for all policies. This disclosure explains the material features of the Guaranteed Minimum Death Benefit. The application and operation of the Guaranteed Minimum Death Benefit are governed by the terms and conditions of the policy form and riders.

Adjusted Partial Surrender

When you request a partial surrender, your guaranteed minimum death benefit will be reduced by an amount called the adjusted partial surrender. Under certain circumstances, the adjusted partial surrender may be more than the dollar amount of your surrender request. This will generally be the case if the guaranteed minimum death benefit exceeds the policy value at the time of surrender. It is also possible that if a death benefit is paid after you have made a partial surrender, then the total amount paid could be less than the total premium payments.

The formula used to calculate the adjusted partial surrender amount, for the guaranteed minimum death benefit offered in this prospectus, is: adjusted partial surrender = (amount gross partial surrender * value of the current death proceeds immediately prior to the gross partial surrender ) / policy value immediately prior to the gross surrender.

We have included a detailed explanation of this adjustment with examples in the “Appendix–Death Benefit.” This is referred to as “adjusted partial surrender” in your policy. If you have a qualified policy, minimum required distributions rules may require you to request a partial surrender.

9. TAXES

NOTE: We have prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the policy. You should consult your own tax adviser about your own circumstances. We have included an additional discussion regarding taxes in the SAI.

Annuity Policies in General

Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code for annuities.

Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity policy until taken out. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes.

There are different rules as to how you will be taxed depending on how you take the money out and the type of policy-qualified or nonqualified.

You will generally not be taxed on increases in the value of your policy until a distribution occurs (either as a surrender or as annuity payments).

Qualified and Nonqualified Policies

If you purchase the policy under an individual retirement annuity, a 403(b) plan, a pension plan, or specially sponsored program, your policy is referred to as a qualified policy.

Qualified policies are issued in connection with the following:

•

Individual Retirement Annuity (IRA): A traditional IRA allows individuals to make contributions, which may be deductible, to the policy. A Roth IRA also allows individuals to make contributions to the policy, but it does not allow a deduction for contributions, and distributions may be tax-free if the owner meets certain rules.

•

Tax-Sheltered Annuity (403(b) Plan): A 403(b) Plan may be made available to employees of certain public school systems and tax-exempt organizations and permits contributions to the policy on a pre-tax basis. Pursuant to new tax regulations, starting January 1, 2009 the policy is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) policies. We generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request from an existing 403(b) policy comply with applicable tax requirements before we process your request.

•

Corporate Pension and Profit-Sharing and H.R. 10 Plan: Employers and self-employed individuals can establish pension or profit-sharing plans for their employees or themselves and make contributions to the policy on a pre-tax basis.

•	Deferred Compensation Plan (457 Plan): Certain governmental and tax-exempt organizations can establish a plan to defer compensation on behalf of their employees through contributions to the policy.

There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified policy. There are limits on the amount of contributions you can make to a qualified policy. Other restrictions may apply including terms of the plan in which you participate.

Optional death benefit features in some cases may exceed the greater of the premium payments or the policy value. Such a death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or 403(b) plan. Because an optional death benefit may exceed this limitation, anyone using the policy in connection with such plans should consult their tax adviser before purchasing an optional death benefit. The Internal Revenue Service has not reviewed the policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the policy, if any, comport with IRA qualification requirements. The value of death benefit options and riders elected may need to be considered in calculating minimum required distributions.

If you purchase the policy as an individual and not under an individual retirement annuity, 403(b) plan, 457 plan, or pension or profit sharing plan, your policy is referred to as a nonqualified policy.

Surrenders-Qualified Policies Generally

There are special rules that govern qualified policies. Generally, these rules restrict:

•	the amount that can be contributed to the policy during any year;

•	the time when amounts can be paid from the policy; and

•	the amount of any death benefit that may be allowed.

In the case of a withdrawal under a qualified policy, a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the contract” to your total account balance or accrued benefit under the retirement plan. Your “investment in the contract” generally equals the amount of any non-deductible purchase payments made by you or on your behalf. In some cases, your “investment in the contract” can be zero.

In addition, a penalty tax may be assessed on amounts surrendered from the policy prior to the date you reach age 59 1/2, unless you meet one of the exceptions to this rule. You may also be required to begin taking minimum distributions from the policy by a certain date. The terms of the plan may limit the rights otherwise available to you under the policy. We have provided more information in the SAI.

We may make available under the policy certain guaranteed lifetime withdrawal and other optional benefits. The tax rules for qualified policies may limit the value of these optional benefits. For example, if you elect a guaranteed lifetime withdrawal benefit and your minimum required distribution amount exceeds your guaranteed withdrawal amount, you will have to withdraw more than the guaranteed withdrawal amount to avoid imposition of a 50% excise tax. It is not clear whether guaranteed lifetime withdrawal benefit payments made during the settlement phase will be taxed as withdrawals or as annuity payments. In view of this uncertainty, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the policy will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional policy provisions such as the guaranteed lifetime withdrawal benefit rider itself.

If you are attempting to satisfy minimum required distribution rules through partial surrenders, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed.

The Internal Revenue Code generally requires that interests in a qualified policy be nonforfeitable. If your policy contains a bonus rider with a recapture, forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a tax advisor before purchasing a bonus rider as part of a qualified policy.

You should consult your legal counsel or tax adviser if you are considering purchasing an enhanced death benefit or other optional rider, or if you are considering purchasing a policy for use with any qualified retirement plan or arrangement.

Surrenders-403(b) Policies

The rules described above for qualified policies generally apply to 403(b) policies. However, specific rules apply to surrenders from certain 403(b) policies. Partial withdrawals and surrenders can generally only be made when an owner:

•	reaches age 59 1/2;

•	leaves his/her job;

•	dies;

•	becomes disabled (as that term is defined in the Internal Revenue Code); or

•	declares hardship. However, in the case of hardship, the owner can only surrender the premium payments and not any earnings.

Please Note: In some instances the signature of the employer may be required. For policies issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.

Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request from a 403(b) policy comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) policies or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Defaulted loans from Code Section 403(b) arrangements, and pledges and assignments of qualified policies generally are taxed in the same manner as surrenders from such policies. Please refer to the SAI for further information applicable to distributions from 403(b) policies. Please note that a defaulted loan may stop the growth on a guaranteed lifetime withdrawal benefit.

Surrenders-Nonqualified Policies

The information above describing the taxation of qualified policies does not apply to nonqualified policies. If you take a partial withdrawal or surrender (including systematic payouts and payouts under an optional feature, if any) from a nonqualified policy before the annuity commencement date, the Internal Revenue Code treats that surrender as first coming from earnings and then from your premium payments.

When you make a surrender you are taxed on the amount of the surrender that is earnings. If you make a surrender, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the contract,” which is generally your premiums paid (adjusted for any prior surrenders or portions thereof that were not taxable). In general, loans, pledges, and assignments are taxed in the same manner as partial withdrawals and surrenders. Different rules apply for annuity payments. See “Annuity Payments” below.

The Internal Revenue Code also provides that surrendered earnings may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrenders will be exempt from the penalty tax. They include, among others, any amounts:

•	paid on or after the taxpayer reaches age 59 1/2;

•	paid after an owner dies;

•	paid if the taxpayer becomes disabled (as that term is defined in the Internal Revenue Code);

•	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

•	paid under an immediate annuity; or

•	which come from premium payments made prior to August 14, 1982.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.

If your nonqualified policy contains a guaranteed lifetime withdrawal benefit rider, certain rules may apply. It is not clear whether guaranteed lifetime withdrawal benefit payments made during the settlement or income (payout) phase may be taxed as either withdrawals or annuities. In view of this uncertainty, we intend to adopt a conservative approach and treat guaranteed lifetime withdrawal payments during the settlement phase under nonqualified policies as withdrawals. Consult a tax advisor before purchasing a guaranteed lifetime withdrawal benefit rider or option.

All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution occurs.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the policy because of the death of the annuitant. Generally, such amounts should be includable in the income of the recipient:

•	if distributed in a lump sum, these amounts are taxed in the same manner as a surrender; or

•	if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined as follows:

•

Fixed payments-by dividing the “investment in the contract” on the annuity commencement date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.

•

Variable payments-by dividing the “investment in the contract” on the annuity commencement date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income.

If you select more than one annuity payment option, special rules govern the allocation of the policy’s entire “investment in the contract” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity commencement date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the contract” as of the annuity commencement date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction in your tax return.

Partial Annuitization

Under a new tax provision enacted in 2010, if part of an annuity policy’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the policy is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the policy to a payment option, we will treat those payments as withdrawals for tax purposes.

Medicare Tax

Beginning in 2013, distributions from nonqualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

Diversification and Distribution Requirements

The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity. The policy must also meet certain distribution requirements at the death of an owner in order to be treated as an annuity. These diversification and distribution requirements are discussed in the SAI. We may modify the policy to attempt to maintain favorable tax treatment.

Federal Defense of Marriage Act

The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those that are permitted under individual state laws. Therefore, exercise of the spousal continuation provisions of this policy by persons who do not meet the definition “spouse” under federal law—e.g., civil union partners or same-sex marriage spouses—may have adverse tax consequences. Consult a tax advisor for more information on this subject.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Policy in detail, a purchaser should keep in mind that the value of an annuity policy owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity policy, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax” when all or part of an annuity policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

For 2012, the federal estate tax, gift tax and generation-skipping transfer (“GST”) tax exemptions and maximum rates are $5,120,000 and 35%, respectively. After 2012, in the absence of legislative action, the federal estate tax, gift tax and GST tax exemptions and rates will return to their 2001 levels (with inflation adjustments for the GST tax exemption but not for the estate or gift tax exemptions). This would result in significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make the current exemptions and rates permanent, it may do nothing and allow the 2001 levels to go into effect, or it may change the applicable exemptions and/or tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity policies issued by a

Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Policies Purchased by Nonresident Aliens and Foreign Corporations

The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation for any annuity policy purchase.

Transfers, Assignments or Exchanges of Policies

A transfer of ownership or assignment of a policy, the designation of an annuitant or payee or other beneficiary who is not also the owner, the selection of certain annuity commencement dates, the exchange of a policy and certain other transactions, or a change of annuitant other than the owner, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transfer, assignment, selection, exchange or change should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Possible Tax Law Changes

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the policy.

We have the right to modify the policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity policy owners currently receive.

Separate Account Charges

It is possible that the Internal Revenue Service may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees associated with certain optional benefits as a taxable surrender, which might also be subject to a tax penalty if the surrender occurs prior to age 59 1/2. Although we do not believe that the fees associated with any optional benefit provided under the policy should be treated as taxable surrenders, the tax rules associated with these benefits are unclear, and we advise that you consult your tax advisor prior to selecting any optional benefit under the policy.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under federal tax law.

Guaranteed Lifetime Withdrawal Benefits

We may make available, as options under the policy, certain guaranteed lifetime withdrawal and other optional benefits. If your policy contains a guaranteed lifetime withdrawal benefit rider the application of certain tax rules, particularly those rules relating to distributions from your policy, are not entirely clear. The tax rules for qualified policies may limit the value of these optional benefits. In view of this uncertainty, you should consult a tax advisor before purchasing a guaranteed lifetime withdrawal benefit rider for a qualified policy.

10.	ADDITIONAL FEATURES

Systematic Payout Option

You can select at any time (during the accumulation phase) to receive regular withdrawals (i.e., partial surrenders) from your policy by using the Systematic Payout Option. Under this option, you can receive the greater of (1) or (2), divided by the number of withdrawals made per year, where: (1) up to 10% of your premium payments (reduced by prior withdrawals in that policy year); and (2) is any gains in the policy. For amounts greater than 10% of your premium payments, you must receive prior Company approval. The amount of your payment is established when you select the option. The amount available is recalculated on each policy anniversary thereafter while the Systematic Payout Option is in effect.

This amount may be taken free of surrender charges.

Systematic withdrawals can be made monthly, quarterly, semi-annually, or annually. Each withdrawal must be at least $50. Monthly and quarterly withdrawals must generally be made by electronic funds transfer directly to your checking or savings account.

If you request an additional withdrawal while a Systematic Payout Option is in effect, then the Systematic Payout Option will terminate.

Keep in mind that partial withdrawals under the Systematic Payout Option may be taxable, and if made before age 59 1/2, may be subject to a 10% federal penalty tax.

There is no charge for this benefit.

Access Rider

You may elect to purchase the optional “Access Rider” which eliminates all surrender charges during the accumulation phase. You can only elect this rider at the time you purchase your policy.

Please note that the Access Rider does not modify other provisions including the systematic payout option.

Rider Fee. A rider fee equal to an effective annual rate of 0.35% of the daily net asset value in the separate account is deducted in calculating the accumulation unit values. Please note we may credit interest in the fixed account at a lower rate if you select this rider.

Termination. The rider is irrevocable.

Please note:

•	This feature terminates upon annuitization and there is a mandatory annuitization date.

•

The rider fee is deducted in all years during the accumulation phase, even if a surrender would not be subject to a surrender charge because you have not made any premium payments in the immediately preceding five years.

The Access Rider may vary for certain policies, may not be available for all policies, and may not be available in all states. This disclosure explains the material features of the Access Rider. The application and operation of the rider are governed by the terms and conditions of the rider itself.

Nursing Care and Terminal Condition Withdrawal Option

No surrender charges will apply if you make a surrender ($1,000 minimum), under certain circumstances, because you or your spouse has been:

•	confined in a hospital or nursing facility for 30 days in a row after the policy issue date; or

•	diagnosed with a terminal condition after the policy issue date (usually a life expectancy of 12 months or less).

This benefit is also available to the annuitant or annuitant’s spouse if the owner is not a natural person.

You may exercise this benefit at any time (during the accumulation phase). There is no charge for this benefit.

There is no restriction on the maximum amount you may surrender under this benefit.

This benefit may vary for certain policies, may not be available for all policies, and may not be available in all states.

Dollar Cost Averaging Program

During the accumulation phase, you may instruct us to automatically make transfers into one or more variable subaccounts in accordance with your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high, it does not guarantee profits or assure that you will not experience a loss.

There are two Dollar Cost Averaging programs available under your policy:

•

Traditional—You may specify the dollar amount to be transferred or the number of transfers. Transfers will begin as soon as the program is started. A minimum of $500 per transfer is required. The minimum number of transfers is 6 monthly or 4 quarterly, and the maximum is 24 monthly or 8 quarterly. You can elect to transfer from either the fixed account or money market (see the Dollar Cost Averaging election form).

•

Special—You may only elect either a six or twelve month program. Transfers will begin as soon as the program is started. You cannot transfer from another investment choice into a Special Dollar Cost Averaging program. This program is only available for new premium, requires transfers from a fixed source, and may credit a higher or lower interest rate than a traditional program. A minimum of $500 per transfer is required ($3,000 or $6,000 to start a 6-month or 12-month program, respectively).

A Dollar Cost Averaging program will begin once we have received in good order all necessary information and the minimum required amount. See also Section 11. OTHER INFORMATION—Sending Forms and Transaction Requests in Good Order. Please note: Dollar Cost Averaging programs will not begin on the 29th, 30th, or 31st. If a program would have started on one of those dates, it will start on the 1st business day of the following month. If we receive additional premium payments while a Dollar Cost Averaging program is running, absent new instructions to the contrary, the amount of the Dollar Cost Averaging transfers will increase, but the length of the Dollar Cost Averaging program will not.

NOTE CAREFULLY:

IF:

•	we do not receive all necessary information to begin an initial Dollar Cost Averaging program within 30 days of allocating the minimum required amount to a Dollar Cost Averaging program; or

•	we do not receive the minimum required amount to begin an initial Dollar Cost Averaging program within 30 days of allocating an insufficient amount;

THEN:

•	any amount in a fixed source will be transferred to the money market investment choice; and

•	any amount in a variable source will remain in that variable investment choice; and

•	new instructions will be required to begin a Dollar Cost Averaging program.

IF:

•	we receive additional premium payments after a Dollar Cost Averaging program is completed and the additional premium meets the minimum requirements to start a Dollar Cost Averaging program;

THEN:

•	we will, absent new instructions to the contrary, start a new Dollar Cost Averaging program using the previous instructions.

IF:

•	we receive additional premium payments after a Dollar Cost Averaging program is completed, and the additional premium does not meet the minimum requirements to start a Dollar Cost Averaging program;

THEN:

•	we will, absent new instructions to the contrary, allocate the additional premium among the subaccounts as identified in the previous Dollar Cost Averaging program.

IF:

•	you discontinue a Dollar Cost Averaging program before its completion;

THEN:

•	we will, absent new instructions to the contrary, transfer any remaining balance directly into the subaccounts in the Dollar Cost Averaging instructions.

You should consider your ability to continue a Dollar Cost Averaging program during all economic conditions.

A Dollar Cost Averaging program can be used in conjunction with a guaranteed minimum withdrawal benefit (subject to any investment restrictions involving the source).

There is no charge for this benefit.

The Dollar Cost Averaging Program may vary for certain policies, may not be available for all policies, and may not be available in all states. See your policy for availability of the fixed account options.

Asset Rebalancing

During the accumulation phase you can instruct us to automatically rebalance the amounts in your subaccounts to maintain your desired asset allocation. This feature is called Asset Rebalancing and can be started and stopped at any time. However, we will not rebalance if you are in the Dollar Cost Averaging program or if any other transfer is requested. If a transfer is requested, we will honor the requested transfer and discontinue Asset Rebalancing. New instructions are required to start Asset Rebalancing. Asset Rebalancing ignores amounts in the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually.

Asset Rebalancing can be used in conjunction with a guaranteed minimum withdrawal benefit. Please note, any amounts rebalanced may be immediately transfered to the PAM investment choices or OA subaccounts as applicable under the Portfolio Allocation Method or OA Method.

There is no charge for this benefit.

Guaranteed Lifetime Withdrawal Benefits

You may elect one of the following optional riders under the policy that offers guaranteed lifetime withdrawal benefits – the Living Benefits Rider, the Retirement Income ChoiceSM 1.2 Rider, the Income LinkSM Rider or the Retirement Income MaxSM

Rider. Important aspects of each of these riders are summarized in the “Appendix – Guaranteed Lifetime Withdrawal benefit Comparison Table” and are described in more detail below. You should consult with tax and financial professionals to determine which of these riders is appropriate for you.

The following benefits are no longer available for new sales, but if you have previously elected one of these riders you can still upgrade:

•	Retirement Income ChoiceSM Rider

•	Retirement Income ChoiceSM with Double Withdrawal Base Benefit Rider

•	Retirement Income ChoiceSM 1.4 Rider

See Appendices for additional information on each of these riders.

Living Benefits Rider

You may elect to purchase the optional Living Benefits Rider (also known as Guaranteed Principal Solution Rider) which provides you with a guaranteed minimum accumulation benefit and a guaranteed minimum withdrawal benefit. The Living Benefits Rider is only available during the accumulation phase. The Living Benefits Rider is only available for annuitant issue ages through age 80. The maximum issue age may be lower if required by state law.

You should view the Living Benefits Rider as a way to permit you to invest in variable investment choices while still having your policy value and liquidity protected to the extent provided by the Living Benefits Rider.

Please note:

•	Certain protections under the rider are available only if you hold the rider for ten years.

•

If you elect the rider, we will monitor your policy value and we may transfer amounts back and forth between specified investment choices under the policy (including guaranteed period options in the fixed account) and the variable investment choices you choose, according to a mathematical model that we will use to assist us in managing portfolio risk and supporting the guarantees under the rider. See “Portfolio Allocation Method” below.

•

You will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.

•

We have designed this rider for you to take withdrawals each rider year that are less than or equal to the maximum annual withdrawal amount. You should not purchase this rider if you plan to take withdrawals in excess of the maximum annual withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by the rider.

•

Because the guaranteed minimum withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the maximum annual withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take the maximum advantage of the tax deferral aspect of the policy.

•	The tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the Living Benefits Rider for a qualified policy.

Guaranteed Minimum Accumulation Benefit of Living Benefit Rider

If you elect the Living Benefits Rider, we will provide a guaranteed future value. This benefit is intended to provide a level of protection regardless of the performance of the variable investment choices you select.

Guaranteed Future Value. We guarantee that, on the guaranteed future value date (ten years after you elect the rider), your policy value will at least equal your guaranteed future value. The guaranteed future value on the rider date (i.e., the date the rider is added to the policy) is the policy value. After the rider date and before the guaranteed future value date, the guaranteed future value is equal to:

•	the guaranteed future value on the rider date; plus

•	a percentage of subsequent premium payments (as described below); less

•	subsequent adjusted partial withdrawals (as described below).

After the guaranteed future value date, the guaranteed future value equals zero.

Subsequent Premium Payments. The percentage of subsequent premium payments that will be added to the guaranteed future value is as follows:

Rider Year	Percent of subsequent premium payments added to guaranteed future value
1	100%
2	90%
3	80%
4	70%
5	60%
6	50%
7	50%
8	50%
9	50%
10	0%

Guaranteed Future Value Adjusted Partial Withdrawals. If you take a partial withdrawal, even withdrawals under the guaranteed minimum withdrawal benefits, it will reduce your guaranteed future value. The amount of the reduction is referred to as the adjusted partial withdrawal amount, which will be equal to the greater of:

•	the guaranteed future value immediately prior to the withdrawal multiplied by the percentage reduction in the policy value resulting from the gross partial withdrawal; or

•	the gross partial withdrawal amount.

(The gross partial withdrawal amount is the amount you request, plus any surrender charge adjustment that may be applicable.)

In other words, if your policy value is greater than the guaranteed future value at the time you make a partial withdrawal, then your guaranteed future value is reduced by the same amount we reduce your policy value. However, if your policy value is less than the guaranteed future value at the time you make a partial withdrawal, then your guaranteed future value will be reduced by more than the amount we reduce your policy value.

See the “Appendix – Living Benefits Rider Adjusted Partial Withdrawals” to this prospectus for examples showing the effect of hypothetical withdrawals in more detail, including withdrawals that reduce the guaranteed future value by more than the amount of the gross partial withdrawal.

Guaranteed Minimum Accumulation Benefit. On the guaranteed future value date (ten years after you elect the rider), if the policy value is less than the guaranteed future value, we will add an amount equal to the difference to your policy value (the policy value will then be subject to investment risk). This addition will not increase your “principal back” or “for life” total withdrawal bases. After the guaranteed future value date, the guaranteed minimum accumulation benefit will terminate.

Example. Assume you make a single premium payment of $100,000 and you do not make any withdrawals or additional premium payments. If, on the guaranteed future value date, your policy value has declined to

$90,000 because of negative investment performance, then we will add $10,000 ($100,000 – $90,000) to your policy value.

Please note: You do not have any protection under the guaranteed minimum accumulation benefit unless you hold the policy with the rider for ten years. If you think that you may terminate the policy or elect to start receiving annuity payments (or if you must begin taking required minimum distributions) before the guaranteed future value date, electing the rider may not be in your best interests.

Guaranteed Minimum Withdrawal Benefit of Living Benefit Rider

If you elect the Living Benefits Rider, we will provide a maximum annual withdrawal amount (first as withdrawals from your policy value or, if necessary, as payments from us) regardless of your policy value. This benefit is intended to provide a level of benefits regardless of the performance of the variable investment choices you select.

Withdrawal Guarantees. We account for the withdrawals you take under the rider by applying two different withdrawal guarantees:

•	“principal back,” for withdrawals of up to 7% of your total withdrawal base.

•	“for life,” for withdrawals of up to 5% of your total withdrawal base.

When you make a withdrawal, you do not need to specify it as being under either withdrawal guarantee. Any withdrawals that you take while the rider is in effect could have different impacts under each of the withdrawal guarantees – on your maximum annual withdrawal amount, on your total withdrawal base, and on your minimum remaining withdrawal amount. For example, withdrawals that are compliant with the “principal back” maximum withdrawal amount could result in excess withdrawals under the “for life” withdrawal guarantee and, consequently, would reduce the maximum annual withdrawal amount, the total withdrawal base, and the minimum remaining withdrawal amount under the “for life” withdrawal guarantee. (See “Adjusted Partial Withdrawals” below.)

Example: Assume you make a single premium payment of $100,000 and you have not made any withdrawals or additional premium payments. If you withdraw $6,000, that would be an excess withdrawal of $1,000 ($6,000 – $5,000) under the for life guarantee but not under the principal back guarantee.

Your ability to change the frequency or amount of your withdrawals ceases if your policy value reaches zero.

Of course, you can always withdraw an amount up to your cash value pursuant to your rights under the policy at your discretion. See “Appendix – Living Benefits Rider Adjusted Partial Withdrawals,” for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the total withdrawal base by a pro rata amount.

Please note:

•	Any amount withdrawn in a rider year (including any surrender charge) in excess of the maximum withdrawal amount is an excess withdrawal.

•

The amount of your excess withdrawal will impact the maximum annual withdrawal amount, total withdrawal base, and minimum remaining withdrawal amount under each guarantee on a greater than dollar-for-dollar basis. (See “Maximum Annual Withdrawal Benefit,” “Total Withdrawal Base,” and “Minimum Remaining Withdrawal Amount,” below.)

Withdrawals under the guaranteed minimum withdrawal benefit also:

•	reduce your policy value;

•	reduce the guaranteed future value;

•	reduce your death benefit and other benefits;

•	may be subject to surrender charges;

•	may be subject to income taxes and federal tax penalties (See “Section 9. Taxes”).

Maximum Annual Withdrawal Amount. Under this benefit:

•	you can withdraw up to 7% of your “principal back” total withdrawal base each rider year until your “principal back” minimum remaining withdrawal amount reaches zero.

Example. Assume you make a single premium payment of $100,000 and that you do not make any withdrawals or additional premium payments. Assume that after five years, your policy value has declined to $70,000 solely because of negative investment performance. You could still receive up to $7,000 (7% of $100,000) each rider year for the next fourteen years and $2,000 in the year immediately thereafter so you would get back your full $100,000 (assuming that you do not withdraw more than $7,000 in any one rider year).

•

or, you can withdraw up to 5% of your “for life” total withdrawal base each rider year starting with the rider anniversary immediately following the annuitant’s 59th birthday and lasting until the annuitant’s death, unless your “for life” minimum remaining withdrawal amount reaches zero because of “excess withdrawals” (see “Adjusted Partial Withdrawals,” below). A penalty tax may be assessed on amounts surrendered from the policy before the annuitant reaches age 59 1/2.

Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 55 years old. Assume you do not make any withdrawals or additional premium payments. Assume that after five years, your policy value has declined to $70,000 solely because of negative investment performance. You could still receive up to $5,000 (5% of $100,000) each rider year for the rest of your life (assuming that you do not withdraw more than $5,000 in any one rider year).

You can receive up to the maximum annual withdrawal amount each rider year (first as withdrawals from your policy value and, if necessary, as payments from us) under this rider regardless of your policy value; however, once your policy value reaches zero you cannot make premium payments, and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. In order to continue withdrawals under this rider after your policy value reaches zero, you must select an amount (which can not exceed the maximum annual withdrawal amount at that time) and frequency (annually, quarterly or monthly) of future withdrawals. Once selected, the amount and frequency of future withdrawals cannot be changed.

Please note:

•	Withdrawals under the 5% “for life” guarantee cannot begin until after the rider anniversary following the annuitant’s 59th birthday.

•	Any withdrawal before the rider anniversary following the annuitant’s 59th birthday will reduce the benefits under the 5% “for life” guarantee.

•	The maximum annual withdrawal amounts described above (the 7% “principal back” and 5% “for life”) are based on rider years, not calendar or policy years (if different from rider years).

•

You cannot carry over any portion of your maximum annual withdrawal amount that is not withdrawn during a rider year for withdrawal in a future rider year. This means that if you do not take the maximum annual withdrawal amount during a rider year, you cannot take more than the maximum annual withdrawal amount in the next rider year and maintain the rider’s guarantees.

•	Excess withdrawals may cause you to lose the benefit of the rider.

•

If you have a qualified policy, minimum required distribution rules may force you to take excess withdrawals to avoid the imposition of a 50% excise tax. Further, some qualified policies have withdrawal restrictions that may (with limited exceptions) prevent you from taking withdrawals before age 59 1/2. You should consult a tax advisor before purchasing this rider with a qualified policy.

Total Withdrawal Base. We use the total withdrawal base to calculate the maximum annual withdrawal amount. The total withdrawal base on the rider date is the policy value. After the rider date, the total withdrawal base is equal to:

•	the total withdrawal base on the rider date; plus

•	subsequent premium payments; less

•	subsequent adjusted partial withdrawals (as described below).

We will calculate separate total withdrawal bases for the “principal back” and “for life” guarantees.

Please note: We determine the total withdrawal base solely to calculate the maximum annual withdrawal amount. Your total withdrawal base is not a cash value, a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of policy value.

Minimum Remaining Withdrawal Amount. The minimum remaining withdrawal amount represents the total amount of guaranteed withdrawals still available under the rider. The minimum remaining withdrawal amount on the rider date is the policy value. After the rider date, the minimum remaining withdrawal amount is equal to:

•	the minimum remaining withdrawal amount on the rider date; plus

•	subsequent premium payments; less

•	subsequent adjusted partial withdrawals (as described below).

We will calculate separate minimum remaining withdrawal amounts for the “principal back” and “for life” guarantees. It is important to calculate separate minimum remaining withdrawal amounts because they can provide different payment amounts not only upon reaching exhaustion but also in certain situations involving continuation after the annuitant’s death.

Adjusted Partial Withdrawals. Each rider year, for each withdrawal guarantee (i.e., “principal back” and “for life”), gross partial withdrawals (the amount that you request be withdrawn, plus any surrender charge that may be applicable) up to the maximum annual withdrawal amount for that withdrawal guarantee, will reduce the minimum remaining withdrawal amount for that withdrawal guarantee on a dollar-for-dollar basis, but will not reduce the total withdrawal base for that withdrawal guarantee. For each withdrawal guarantee, gross partial withdrawals in excess of the maximum annual withdrawal amount for that withdrawal guarantee will reduce the total withdrawal base and minimum remaining withdrawal amount for that withdrawal guarantee by a pro rata amount (possibly to zero). See “Appendix -Living Benefits Rider Adjusted Partial Withdrawals,” which provides examples showing the effect of a withdrawal. Excess withdrawals may cause you to lose the withdrawal guarantees under this rider.

Please note: Gross partial withdrawals that are compliant with the “principal back” withdrawal guarantee (i.e., withdrawals of the “principal back” maximum annual withdrawal amount) and any partial withdrawal before the rider anniversary following the annuitant’s 59th birthday, will result in an excess partial withdrawal under the “for life” guarantee, and will reduce the “for life” maximum annual withdrawal amount, the “for life” total withdrawal base, and the “for life” minimum remaining withdrawal amount. Such reduction may be on a greater than dollar-for-dollar basis if the policy value is less than the applicable base.

Rider Fee. A rider fee, 0.90% of the “principal back” total withdrawal base on each rider anniversary, is charged annually before annuitization. We will also deduct the rider fee upon full surrender of the policy or other termination of the rider. The rider fee is deducted from each investment choice in proportion to the amount of policy value in each investment choice. Generally, the rider fee is deducted regardless of your values (i.e., even if your policy value exceeds your total withdrawal base).

We will continue to calculate the rider fee using the “principal back” total withdrawal base even after the “principal back” minimum remaining withdrawal amount reaches zero. The “principal back” total withdrawal base is always greater than or equal to the “for life” total withdrawal base.

Please note: Because the rider fee is a percentage of your “principal back” total withdrawal base on each rider anniversary, the fee can be substantially more than 0.90% of your policy value if that total withdrawal base is higher than your policy value.

Portfolio Allocation Method

If you elect the Living Benefits Rider, the Portfolio Allocation Method (“PAM”) will automatically be in effect. PAM is designed to help manage portfolio risk and support the guarantees under the Living Benefits Rider. Using PAM, we will monitor your policy value and may transfer amounts back and forth between the PAM TA AEGON U.S. Government Securities—Service Class subaccount (which invests in the Transamerica AEGON U.S. Government Securities VP—Service Class portfolio of the Transamerica Series Trust) or certain guaranteed period options of the fixed account (each a “PAM investment choice” and collectively, the “PAM investment choices”) and the variable investment choices you choose. You should read the underlying fund prospectus for the variable PAM investment choice(s) carefully before you elect the Living Benefits Rider. We will transfer amounts from your variable investment choices to the PAM investment choices to the extent we deem necessary to support the guarantees under the rider. We will transfer amounts to the PAM investment choices proportionally from all your variable investment choices. Currently, PAM transfers are being made to the PAM TA AEGON U.S. Government Securities—Service Class subaccount. We will not transfer amounts to the PAM investment choices if your policy value is greater than guarantees under the rider.

PAM is designed to help reduce portfolio risk associated with negative performance. Using PAM, we will transfer amounts from your variable investment choices to the PAM investment choices to the extent we deem necessary to help manage portfolio risk and support the guarantees under the Living Benefits Rider. You should not view the Living Benefits Rider nor PAM as a “market timing” or other type of investment program designed to enhance your policy value. If you choose this rider, it may result in a lower policy value in certain situations. If policy value is transferred from your chosen variable investment choices to the PAM investment choices, less of your policy value may be available to participate in any future positive investment performance of your variable investment choices. This may potentially provide a lower policy value than if you did not select the Living Benefits Rider.

Under PAM, the mathematical model compares a number of interrelated factors including your policy value and the guarantees under the rider to be provided in the future. The mathematical model also uses assumptions for interest rates, the duration of the policy and stock market volatility. The following table sets forth the most influential of these factors and indicates how each one (assuming all other factors remain constant) could trigger a transfer into or out of the PAM subaccounts.

Factor	Direction of Transfer
Policy Value Increases	Transfer to the investment options
Policy Value Decreases	Transfer to the PAM subaccounts
Interest Rates Increase	Transfer to the investment options
Volatility Increases	Transfer to the PAM subaccounts

The amount of the transfer will vary depending on the magnitude and direction of the change in these factors. We may transfer some or all of your policy value to or from the PAM investment choices.

Transactions you make also affect the number of PAM transfers including:

•	additional premium payments; and

•	excess withdrawals.

These transactions will change the policy value relative to the guarantees under the rider and may result in additional PAM transfers.

You may not allocate premium payments to, nor transfer policy value into or out of, the PAM investment choices. PAM transfers are not subject to any transfer fee and do not count against the number of any free transfers we allow. Transfers out of a fixed account PAM investment choice are at our discretion. Any transfer to your variable investment choices will be allocated into your variable investment choices in proportion to the amount of policy value in each variable investment choice.

Generally, transfers to the PAM investment choices first occur when the policy value drops by a cumulative amount of 3% to 5% over any period of time, although we may make transfers to the PAM investment choices when the policy value drops by a cumulative amount of less than 3% in relation to the guarantees. If the policy value continues to fall, more transfers to the PAM investment choices will occur. When a transfer occurs, the transferred policy value is allocated to the PAM investment choice(s) we deem appropriate. The policy value allocated to the PAM investment choices will remain there unless the performance of your chosen investment choices recovers sufficiently to enable us to transfer amounts back to your investment choices while maintaining the guarantees under the Living Benefits Rider. This generally occurs when the policy value increases by 5% to 10% in relation to the guarantees, although we may require a larger increase before transferring amounts back to your investment options.

The Daily Rebalancing Formula Under the Mathematical Model: As noted above, to limit our exposure under the rider, we transfer policy value from your investment options to the PAM subaccounts, to the extent called for by a mathematical model that will not change once you purchase the policy. We do this in order to minimize the need to provide payments (for example, when your policy value goes to zero by other than an excess withdrawal), or to extend the time before any payment is required. When payments become more likely (because your policy value is approaching zero), the mathematical model will tend to allocate more policy value to the PAM subaccounts. If, on the other hand, the policy value is much higher than the guarantees under the rider, then payments may not be necessary, and therefore, the mathematical model will tend to allocate more policy value to the investment options.

Each business day the mathematical model computes a “target allocation,” which is the portion of the policy value that is to be allocated to the investment options.

The target allocation depends on several factors, including the policy value as compared to the guarantees under the rider, the time until payments are likely required, and interest rates. However, as time passes, these factors change. Therefore, the target allocation changes from one business day to the next.The formula is:

Percent of Policy Value required in PAM Subaccount (or X) = e-Dividend*Time *(1- NormDist(d1))

where:

e = Base of the Natural Logarithm

NormDist = Cumulative Standard Normal Distribution

d1 = [ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]

In order to calculate the percent of policy value required in the PAM Subaccount, we must first calculate d1:

d1 = [ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]

where:

ln = Natural Logarithm Function

G = Guarantee Ratio

R = Rate

F = Fees

V = Volatility

T = Time

See “Appendix—PAM Method Transfers” for more detail regarding the workings of the mathematical model.

Upgrades

Prior to the annuitant’s 86th birthday and after the third rider anniversary, you can upgrade the total withdrawal base and guaranteed future value to the policy value by providing us the required notice. The minimum remaining withdrawal amounts will also be upgraded to the policy value and the maximum annual withdrawal amounts will be recalculated.

If an upgrade is elected, your current rider will terminate and a new rider will be issued with a new rider date, guaranteed future value date, and its own rider fee percentage (which may be higher than your current rider fee percentage). The “principal back” and “for life” withdrawal percentages will not change. The new rider date will be the date the Company receives all necessary information.

Annuitization

If you have reached your maximum annuity commencement date, we will allow you to annuitize your policy and elect to receive lifetime annuity payments equal to your 5% “for life” maximum annual withdrawal amount.

Termination

The Living Benefits Rider will terminate upon the earliest of the following:

•	the date we receive written notice from you in good order requesting termination of the Living Benefits Rider (you may not terminate the rider before the third rider anniversary);

•

annuitization (however, if you have reached your maximum annuity commencement date you may choose an annuitization option which guarantees you lifetime payments in an amount equal to your 5% “for life” maximum annual withdrawal amount);

•	the date the policy to which this rider is attached is assigned or the owner is changed without our approval;

•	the date an excess withdrawal reduces your policy value to zero; or

•	termination of your policy.

Please note: This feature terminates upon annuitization and there is a maximum annuity commencement date.

The Living Benefits Rider may vary for certain policies, may not be available for all policies, and may not be available in all states. This disclosure explains the material features of the Living Benefits Rider. The application and operation of the rider are governed by the terms and conditions of the rider itself.

Retirement Income ChoiceSM 1.2 Rider

You may elect to purchase the optional Retirement Income ChoiceSM 1.2 Rider which, provides you with: (1) a guaranteed lifetime withdrawal benefit; and (2) an opportunity for increases in the rider withdrawal amount. This rider is available during the accumulation phase, and requires that you allocate 100% of your policy value according to either the Designated Allocation option or Open Allocation option. The tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the Retirement Income ChoiceSM 1.2 rider for a qualified policy. If you elect the Retirement Income ChoiceSM 1.2 rider you cannot elect another GLWB.

Retirement Income ChoiceSM 1.2 – Base Benefit

Under this benefit, you can receive up to the rider withdrawal amount each rider year (first as withdrawals from your policy value and, if necessary, as payments from us), starting with the rider year immediately following the annuitant’s (or the annuitant’s spouse if younger and the joint life option is elected) 59th birthday and lasting until the annuitant’s death (unless your withdrawal base is reduced to zero because of an “excess withdrawal”; see Withdrawal Base Adjustments and Rider Death Benefit Adjustments, below). A rider year begins on the rider date (the date the rider becomes effective) and thereafter on each anniversary of that date.

Please note:

•

You will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.

•

We have designed this rider to allow for withdrawals from your policy value each rider year that are less than or equal to the rider withdrawal amount. You should not purchase this rider if you plan to take withdrawals in excess of the rider withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by the rider.

•

The longer you wait to start making withdrawals under the benefit, the less time you have to benefit from the guarantee because of decreasing life expectancy as you age. On the other hand, the longer you wait to begin making withdrawals, the higher your withdrawal percentage may be, the higher the withdrawal base due to growth may be, and the more opportunities you will have to lock in a higher withdrawal base. You should carefully consider when to begin making withdrawals. There is a risk that you will not begin making withdrawals at the most financially beneficial time for you.

•

Because the guaranteed lifetime withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the rider withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take maximum advantage of the tax deferral aspect of the policy.

•

All policy value must be allocated according to the Designated Allocation option or the Open Allocation option. You should consult with your registered representative to assist you in determining whether the investment restrictions attributable to each option are suited for your financial needs and risk tolerance.

•	Cumulative withdrawals in any rider year that are in excess of the rider withdrawal amount are excess withdrawals.

•	An excess withdrawal may impact the withdrawal base, and rider death benefit (if applicable) on a greater than dollar-for-dollar basis and may eliminate the benefit.

•	Any withdrawal will reduce your rider death benefit (if applicable).

•	Upon the death of the annuitant (or the death of the surviving spouse if the joint option is elected), the Retirement Income ChoiceSM 1.2 rider terminates and all benefits thereunder cease.

Like all withdrawals, withdrawals while this rider is in effect also:

•	reduce your policy value;

•	reduce your base policy death benefit and other benefits;

•	may be subject to surrender charges;

•	may be subject to income taxes and federal tax penalties; and

•	may be limited or restricted under certain qualified policies.

Rider Withdrawal Amount. You can withdraw up to the rider withdrawal amount in any rider year (after age 59) from your policy value without causing an excess withdrawal. See “Withdrawal Base Adjustments” and “Rider Death Benefit Adjustments” below.

The rider withdrawal amount is zero if the annuitant is not 59 years old on the rider date and remains zero until the first day of the rider year after the annuitant’s 59th birthday. If the annuitant (or the annuitant’s spouse if younger and the joint life option is elected) is at least 59 years old on the rider date, then the rider withdrawal amount is equal to the withdrawal base multiplied by the withdrawal percentage (see below).

For qualified policies: If the plan participant (generally the annuitant) is at least 70 1/2 years old, the rider withdrawal amount for that rider year (and each subsequent rider year) is equal to the greater of:

•	the rider withdrawal amount described above; or

•

an amount equal to any minimum required distribution amount (for the tax year on that rider anniversary) calculated using only: (1) the living annuitant’s age, (2) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (3) the policy value of the base policy, (prior to the first rider anniversary we use the policy value on the rider date and thereafter we use the policy value on the date prescribed by the IRS) and (4) amounts from the current calendar year (no carry-over from past years).

Only amounts calculated as set forth above can be used as the rider withdrawal amount. If the minimum required distribution amount (determined as set forth above) exceeds the rider withdrawal amount, the excess will not be treated as an excess withdrawal under the rider.

If your policy value reaches zero by other than an excess withdrawal, then you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. In order to receive benefits guaranteed by this rider after your policy value reaches zero by other than an excess withdrawal, you must select the amount and frequency of future payments. Once selected, the amount and frequency cannot be changed.

Please note:

•

If the rider is added prior to the annuitant’s 59th birthday, the rider withdrawal amount will be zero until the beginning of the rider year after the annuitant’s 59th birthday, however, you will still be charged a rider fee prior to this time.

•

You cannot carry over any portion of your rider withdrawal amount that is not withdrawn during a rider year for withdrawal in a future rider year. This means that if you do not take the entire rider withdrawal amount during a rider year, you cannot take more than the rider withdrawal amount in the next rider year and maintain the rider’s guarantees.

•	Excess withdrawals may cause you to lose the benefit of the rider.

•	All policy value must be allocated according to either the Designated Allocation option or the Open Allocation option. (See “Allocation Options and Restrictions.”)

For riders issued on or after December 12, 2011.

Withdrawal Percentage. We use the withdrawal percentage to calculate the rider withdrawal amount. The withdrawal percentage is determined by the annuitant’s age (or the annuitant’s spouse’s age if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the annuitant’s (or the annuitant’s spouse’s if younger and the joint life option is elected) 59th birthday. The withdrawal percentage is as follows:

Age at time of first withdrawal	Withdrawal Percentage— Single Life Option	Withdrawal Percentage— Joint Life Option
0-58	0.0%	0.0%
59-64	4.0%	3.5%
65-79	5.0%	4.5%
≥ 80	6.0%	5.5%

Please note, once established, the withdrawal percentage will not generally increase even though the annuitant’s age increases except in certain instances involving automatic step-ups.

For riders issued before December 12, 2011.

Withdrawal Percentage. We use the withdrawal percentage to calculate the rider withdrawal amount. The withdrawal percentage is determined by the annuitant’s age (or the annuitant’s spouse’s age if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the annuitant’s (or the annuitant’s spouse’s if younger and the joint life option is elected) 59th birthday. The withdrawal percentage is as follows:

Age at time of first withdrawal	Withdrawal Percentage— Single Life Option	Withdrawal Percentage— Joint Life Option
0-58	0.0%	0.0%
59-64	4.0%	3.5%
65-74	5.0%	4.5%
≥ 75	6.0%	5.5%

Please note, once established, the withdrawal percentage will not generally increase even though the annuitant’s age increases except in certain instances involving automatic step-ups.

Withdrawal Base. We use the withdrawal base to calculate the rider withdrawal amount. The withdrawal base on the rider date is the policy value. During any rider year, the withdrawal base is equal to the withdrawal base on the rider date or most recent rider anniversary, plus subsequent premium payments, less subsequent withdrawal base adjustments due to excess withdrawals.

Please note:

•

We determine the withdrawal base solely to calculate the rider withdrawal amount. Your withdrawal base is not a cash value, a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of policy value.

•

Because the withdrawal base is generally equal to the policy value on the rider date, the rider withdrawal amount may be lower if you delay electing the rider and the policy value decreases before you elect the rider.

On each rider anniversary, the withdrawal base will equal the greatest of:

•	Current withdrawal base;

•	The withdrawal base immediately before the rider anniversary, increased by the growth credit, if any (see “Growth” below);

•	The policy value on any monthiversarySM, including the current rider anniversary (see “Automatic Step-Up” below).

Growth. On each of the first ten rider anniversaries, we will add an annual growth credit to your withdrawal base if no withdrawal occurred during the preceding rider year. The annual growth credit is equal to 5.0% of the withdrawal base immediately before the rider anniversary (i.e., withdrawal base x 0.05).

Please note: Because a withdrawal will eliminate a potential growth credit for that rider year, you should consider your need or possible need to take withdrawals within the first 10 rider years in deciding whether to purchase the rider.

Automatic Step-Up. On each rider anniversary, we will automatically step-up the withdrawal base to an amount equal to the greater of (1) the highest policy value on any monthiversarySM during the preceding rider year, if no excess withdrawal occurred, or (2) the policy value on the rider anniversary. This comparison takes place after the application of any applicable annual growth credit. The withdrawal percentage (as indicated in the withdrawal percentage table) will also increase if you have crossed into another age band prior to the automatic step-up. Please note, the increase is part of the automatic step-up and if no automatic step-up occurs then there will be no withdrawal percentage increase.

Beginning on the fifth rider anniversary, the rider fee percentage may increase (or decrease) at the time of any automatic step-up. The rider fee percentage will not exceed the maximum rider fee percentage in the fee table.

Automatic Step-Up Opt Out. Each time an automatic step-up results in a rider fee percentage increase, you have the option to reject the automatic step-up and reinstate the withdrawal base, withdrawal percentage, and rider fee percentage to their respective amounts immediately before the automatic step-up, provided that you do so within 30 days after the rider anniversary on which the automatic step-up occurred. We must receive your rejection (each time you elect to opt out), in good order, at our Administrative and Service Office within the same 30 day period after the rider anniversary on which the automatic step-up occurred. Opting out of one step-up does not operate as an opt-out of any future step-ups.

Withdrawal Base Adjustments. Cumulative gross partial withdrawals up to the rider withdrawal amount in any rider year will not reduce the withdrawal base. Cumulative gross partial withdrawals in excess of the rider withdrawal amount in any rider year (“excess withdrawals”) will reduce the withdrawal base, however, by the greater of the dollar amount of the excess withdrawal (if the policy value is greater than the withdrawal base) or a pro rata amount (in proportion to the reduction in the policy value when the policy value is less than the withdrawal base), possibly to zero. Withdrawal base adjustments occur immediately following excess withdrawals. See “Appendix – Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders -Retirement Income ChoiceSM 1.2 Rider” for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the withdrawal base by a pro rata amount. The effect of an excess withdrawal is magnified if the policy value is less than the withdrawal base. See the “Appendix – Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders – Retirement Income ChoiceSM 1.2 Rider” for examples showing the effect hypothetical excess withdrawals in more detail.

Please Note: We do not monitor for, or notify you of, excess withdrawals. If you take regular or scheduled withdrawals please pay particular attention to any excess withdrawal because your otherwise regular or scheduled non-excess withdrawals may thereafter all be excess withdrawals that reduce or eliminate your benefit on an accelerated basis.

Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 66 years old. Further assume that you do not make any withdrawals or additional premium payments, no automatic step-ups occurred, but that after five years your policy value has declined to $90,000 solely because of negative investment performance. With an annual growth rate percentage of 5.0%, after 5 years the withdrawal base is equal to $127,628 ($100,000 x 1.055). You could receive up to $6,381 which is the applicable withdrawal percentage of 5.0% for the single life option multiplied by the withdrawal base of $127,628, each rider year for the rest of your life (assuming that you take your first withdrawal when you are age 71, that you do not withdraw more than the rider withdrawal amount in any one year and there are no future automatic step-ups.)

Example continued. Assume the same facts as above, but you withdraw $10,000 when you are 71 years old. That excess withdrawal decreases your future rider withdrawal amount to $6,105.

See the “Appendix—Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders -Retirement Income ChoiceSM 1.2 Rider” for examples showing the effect of hypothetical withdrawals in more detail.

For riders issued on or after December 12, 2011.

Allocation Options and Restrictions. If you elect this rider, you must allocate 100% of your policy value according to either the Designated Allocation option or the Open Allocation option. Transfers will be permitted between the Designated Allocation option and the Open Allocation option at any time.

Designated Allocation Option. Under the Designated Allocation option, you must designate 100% of your policy value into one or more of the designated investment options in the following designated allocation groups:

Designated Allocation Group A

TA AEGON Tactical Vanguard ETF – Growth – Service Class

TA Legg Mason Dynamic Allocation – Growth – Service Class

TA Vanguard ETF Index – Growth – Service Class

Designated Allocation Group B

TA AEGON Tactical Vanguard ETF – Balanced – Service Class

TA Legg Mason Dynamic Allocation – Balanced – Service Class

TA Vanguard ETF Index – Balanced – Service Class

Designated Allocation Group C

TA AEGON Tactical Vanguard ETF – Conservative – Service Class

TA AEGON Money Market – Service Class

TA AEGON U.S. Government Securities – Service Class

TA PIMCO Total Return – Service Class

TA Vanguard ETF Index – Conservative – Service Class

Fixed Account

For riders issued before December 12, 2011.

Allocation Options and Restrictions. If you elect this rider, you must allocate 100% of your policy value according to either the Designated Allocation option or the Open Allocation option. Transfers will be permitted between the Designated Allocation option and the Open Allocation option at any time.

Designated Allocation Option. Under the Designated Allocation option, you must designate 100% of your policy value into one or more of the designated investment options in the following designated allocation groups:

Designated Allocation Group A

TA AEGON Tactical Vanguard ETF – Growth – Service Class

TA Efficient Markets – Service Class

TA Legg Mason Dynamic Allocation – Growth – Service Class

TA Vanguard ETF Index – Growth – Service Class

Designated Allocation Group B

TA AEGON Tactical Vanguard ETF – Balanced -Service Class

TA Legg Mason Dynamic Allocation – Balanced -Service Class

TA Vanguard ETF Index – Balanced – Service Class

Designated Allocation Group C

TA AEGON Tactical Vanguard ETF – Conservative -Service Class

TA AEGON Money Market – Service Class

TA AEGON U.S. Government Securities – Service Class

TA PIMCO Total Return – Service Class

TA Vanguard ETF Index – Conservative – Service Class

Fixed Account

Transfers between the designated investment options in the Designated Allocation option are allowed as permitted under the policy; however, transfers as provided for in the policy from a designated investment option to a non-designated investment option are not permitted unless you change your allocation option to the Open Allocation option. If you transfer from one Designated Allocation option to another, you will be subject to the charge for the new Designated Allocation group then offered to new rider owners.

Open Allocation Option

Open Allocation Option. Under the Open Allocation option, you may allocate to any investment options available under the policy.

If you elect the Open Allocation option, the OA Method will automatically be in effect. The OA Method uses a mathematical model which is designed to help the Company manage portfolio risk and support the guarantees under the rider. Under the OA Method, the mathematical model monitors your policy value and guarantees under the rider and transfers amounts back and forth between the OA TA ProFund UltraBear subaccount or certain other subaccounts (e.g., TA AEGON Money Market subaccount, TA AEGON US Government Securities subaccount) we choose (each an “OA subaccount” and collectively, the “OA subaccounts”) and the variable investment options you choose to the extent necessary to support the benefit guarantees. You will still have complete discretion over the selection of, and allocation to, the variable investment options for any portion of your policy value that the OA Method does not allocate to the OA subaccounts. You should read the underlying fund prospectus for the variable OA subaccounts carefully before you elect the Open Allocation option.

Transfers to the OA subaccounts according to the mathematical model will be proportionally from all your variable investment options. This mathematical model will not change once you purchase the rider, but we may use a different model for riders issued in the future.

The OA Method is designed to help manage the Company’s portfolio risk associated with negative performance and support the guarantees under the rider. You should not view the rider nor the OA Method as a “market timing” or other type of investment program designed to enhance your policy value. If you choose the Open Allocation option, it may result in a lower policy value in certain situations. If policy value is transferred from your chosen variable investment options to the OA subaccounts, less of your policy value may be available to participate in any future positive investment performance of your variable investment options. This may potentially provide a lower policy value than if you did not select the Open Allocation option.

Under the OA Method, the mathematical model compares a number of interrelated factors including your policy value and the guarantees under the rider to be provided in the future. The mathematical model also uses assumptions for interest rates, the duration of the policy and stock market volatility. The following table sets forth the most influential of these factors and indicates how each one (assuming all other factors remain constant) could trigger a transfer into or out of the OA subaccounts.

Factor	Direction of Transfer
Policy Value Increases	Transfer to the investment options
Policy Value Decreases	Transfer to the OA subaccounts
Interest Rates Increase	Transfer to the investment options
Volatility Increases	Transfer to the OA subaccounts

The amount of the transfer will vary depending on the magnitude and direction of the change in these factors.

Transactions you make also affect the number of OA transfers including:

•	additional premium payments; and

•	excess withdrawals.

These transactions will change the policy value relative to the guarantees under the rider and may result in additional OA transfers.

You may not allocate premium payments to, nor transfer policy value into or out of, the OA subaccounts. OA Method transfers are not subject to any transfer fee and do not count against the number of any free transfers we allow. Any transfer to your variable investment options will be allocated into your variable investment options in proportion to the amount of policy value in each variable investment option.

Generally, transfers to the OA subaccounts first occur when the policy value drops by a cumulative amount of 2% to 5% over any period of time, although the mathematical model may make transfers to the OA subaccounts when the policy value drops by a cumulative amount of less than 3% in relation to the guarantees. The mathematical model will not transfer more than 20% of the policy value to the OA subaccounts. If the policy value continues to fall, no more transfers to the OA subaccounts will occur. However, up to 30% of the policy value could be in the OA subaccounts due to negative performance of the investment options. If negative investment performance causes the percentage of the policy value in the OA subaccounts to exceed 30% then the mathematical model will transfer the excess policy value back into your investment options. The policy value allocated to the OA subaccounts will remain there unless your policy value recovers sufficiently to enable us to transfer amounts back to your investment options while maintaining the guarantees under the rider. This generally occurs when the policy value increases by 2.5% to 10% in relation to the guarantees under the rider, although the mathematical model may require a larger increase before transferring amounts back to your investment options.

The Daily Rebalancing Formula Under the Mathematical Model: As noted above, to limit our exposure under the rider, we transfer policy value from your investment options to the OA subaccounts, to the extent called for by a mathematical model that will not change once you purchase the policy. We do this in order to minimize the need to provide payments (for example, when your policy value goes to zero by other than an excess withdrawal), or to extend the time before any payment is required. When payments become more likely (because your policy value is approaching zero), the mathematical model will tend to allocate more policy value to the OA subaccounts. If, on the other hand, the policy value is much higher than the guarantees under the rider, then payments may not be necessary, and therefore, the mathematical model will tend to allocate more policy value to the investment options.

Each business day the mathematical model computes a “target allocation,” which is the portion of the policy value that is to be allocated to the investment options.

The target allocation depends on several factors, including the policy value as compared to the guarantees under the rider, the time until payments are likely required, and interest rates. However, as time passes, these factors change. Therefore, the target allocation changes from one business day to the next. The formula is:

Percent of Policy Value required in OA Subaccount (or X) = e-Dividend*Time *(1- NormDist(d1))

where:

e = Base of the Natural Logarithm

NormDist = Cumulative Standard Normal Distribution

d1 = [ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]

In order to calculate the percent of policy value required in the OA Subaccount, we must first calculate d1:

d1 = [ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]

where:

ln = Natural Logarithm Function

G = Guarantee Ratio

R = Rate

F = Fees

V = Volatility

T = Time

See “Appendix—OA Method Transfers” for more detail regarding the workings of the mathematical model.

Please Note: The OA TA ProFunds UltraBear subaccount invests in the Transamerica ProFunds UltraBear VP portfolio which is designed to seek daily investment results, before fees and expenses that correspond to twice (200%) the inverse (opposite) of the daily performance of the S&P 500 Index. Please read the prospectus for the Transamerica ProFunds UltraBear VP portfolio to understand how its investment objective may affect your policy value if OA Method transfers occur to the OA TA ProFunds UltraBear subaccount.

You cannot allocate premium payments or transfers to the OA subaccounts.

Please note:

•	If you no longer want to be subject to an allocation option, you will be required to terminate the rider. If you terminate the rider you will lose all of its benefits.

•	We can change a designated allocation group or eliminate a designated investment option at any time. If this occurs, then a policy owner will be required to reallocate values in the affected designated investment options to other designated investment options that meet the allocation requirements.

Manual Upgrades. You can upgrade the withdrawal base to the policy value during the 30-day period following each successive fifth rider anniversary by sending us written notice in a form acceptable to us, as long as the rider issue requirements for a new rider are met. At this time the rider withdrawal amount and, if applicable, the rider death benefit will be recalculated. If an upgrade is elected, your current rider will terminate and a new rider will be issued with a new rider date, its own rider fee percentage (which may be higher or lower than your current rider fee percentage) and its own terms and benefits (which may not be as advantageous as the current rider); and any options you elect to change or add. The new rider date will be the date the Company receives all necessary information in good order. You cannot elect a manual upgrade if the annuitant (or the annuitant’s spouse if younger and the joint option is elected) is 86 or older.

Retirement Income ChoiceSM 1.2 – Additional Options

You may elect the following options with this rider (the options are not mutually exclusive):

•	Death Benefit and;

•	Joint Life

There is an additional fee if you elect the Death Benefit option under the rider. If you elect the Joint Life option, then the withdrawal percentage (used to calculate the rider withdrawal amount) is lower. Furthermore, if you elect the Joint Life option in combination with the Death Benefit option, then the fee for each of those additional options will be different than under the Single Life option. See “Retirement Income ChoiceSM 1.2 Rider and Additional Option Fees”.

1. Death Benefit. If you elect this rider, you can also elect to add an additional amount to the death benefit payable under the base policy, upon the death of the annuitant (or if the joint life option is selected, the annuitant’s spouse). The additional amount will be equal to the excess, if any, of the rider death benefit over the greater of any optional guaranteed minimum death benefit or the base policy death benefit. The additional amount can be zero. See “Section 8. DEATH BENEFIT.”

Rider Death Benefit. The rider death benefit on the rider date is the policy value. After the rider date, the rider death benefit is equal to:

•	the rider death benefit on the rider date; plus

•	subsequent premium payments; less

•	adjustments for withdrawals (as described under “Rider Death Benefit Adjustments,” below).

Rider Death Benefit Adjustments. Gross partial withdrawals up to the rider withdrawal amount in a rider year will reduce the rider death benefit on a dollar-for-dollar basis. Gross partial withdrawals in excess of the rider withdrawal amount in a rider year will reduce the rider death benefit by the greater of the dollar amount of the excess withdrawal or a pro rata amount (in proportion to the reduction in policy value), and possibly to zero. See “Appendix -Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders – Retirement Income ChoiceSM 1.2 Rider” for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that results in pro rata adjustments. Rider death benefit adjustments occur immediately following all withdrawals.

Please note:

•

No additional death benefit is payable if the base policy death benefit (including the guaranteed minimum death benefit) exceeds the rider death benefit. The greater the death benefit payable under the guaranteed minimum death benefit selected, the more likely it is that an additional amount will not be payable under the rider death benefit option.

•

Excess withdrawals may eliminate the additional death benefit available with this rider. You will continue to pay the fee for this option, even if the additional death benefit available under the rider is $0.

•	Manual upgrades to the withdrawal base will result in a recalculation of the rider death benefit. However, automatic step-ups will not reset the rider death benefit.

•

If an owner who is not the annuitant dies and the surviving spouse continues the policy, then no additional amount is payable. If the policy is not continued, then the surviving owner (who is also the sole beneficiary) may elect to receive lifetime annuity payments equal to the rider withdrawal amount divided by the number of payments each year instead of receiving the policy’s cash value. Please note that under federal tax law, upon the death of an owner, only a “spouse,” as defined under the Federal Defense of Marriage Act is permitted to continue a policy without taking required distributions. (The payment of a death benefit under the policy is triggered by the death of the annuitant.)

•

The additional death benefit adjustment differs from the adjusted partial surrender amount for the Guaranteed Minimum Death Benefits described in Section 8. DEATH BENEFIT – Guaranteed Minimum Death Benefits. Accordingly, withdrawals may effect the additional death benefit differently than the Guaranteed Minimum Death Benefits.

The additional death benefit payment option may be referred to as “minimum remaining withdrawal amount” on your policy statement and other documents.

2. Joint Life Benefit. If you elect this rider, then you can also elect to postpone termination of the rider until the later of the annuitant or annuitant’s spouse’s death (only if the annuitant’s spouse continues the policy).

Please note:

•	The withdrawal percentage for each “age at the time of first withdrawal” is lower if you elect this option.

•	The annuitant’s spouse must be either a joint owner along with the annuitant or the sole primary beneficiary (and there is no joint owner), if you elect this option.

•

A former spouse of the annuitant cannot continue to keep the policy in force if no longer married to the annuitant at the time of the annuitant’s death. In that event, the rider will terminate and no additional withdrawals under the rider will be permitted.

•	The annuitant’s spouse for purposes of this rider cannot be changed to a new spouse.

•	The rider withdrawal percentage is based on the age of the younger of the annuitant and annuitant’s spouse, if you elect this option.

•	The rider death benefit is not payable until the death of the surviving spouse, if you elect this option.

•	You cannot elect a manual upgrade if the annuitant or annuitant’s spouse is 86 or older (lower if required by state law).

Retirement Income ChoiceSM 1.2 Fees

Retirement Income ChoiceSM 1.2 Base Rider Fee. The base rider fee is calculated on the rider date and at the beginning of each rider quarter. The base rider fee will be adjusted for any premium additions, excess withdrawals, transfers between designated investment groups, or changes to other allocation options during the rider quarter. It will be deducted automatically from your policy value at the end of each rider quarter.

On an annual basis, in general terms, the base rider fee is the applicable “rider fee percentage” (see the Fee Table) times the withdrawal base.

The Open Allocation option base quarterly fee is calculated by multiplying (A) by (B) by (C), where:

(A)	is the withdrawal base;

(B)	is the rider fee percentage; and

(C)	is the number of remaining days in the rider quarter divided by the total number of days in the applicable rider year.

The Designated Allocation option base quarterly fee is calculated by multiplying (A) by (B) divided by (C) multiplied by (D), where:

(A)	is the withdrawal base;

(B)	is the sum of each designated investment group’s rider fee percentage multiplied by the applicable designated investment group’s value;

(C)	is the total policy value; and

(D)	is the number of remaining days in the rider quarter divided by the total number of days in the applicable rider year.

We will assess a prorated rider fee upon termination of the rider for the period beginning on the first day of the most recent rider quarter and ending on the date of termination.

Beginning on the fifth rider anniversary, the rider fee percentage may increase (or decrease) at the time of an automatic step-up. Each time an automatic step-up will result in a rider fee percentage increase, you will have the option to reject the automatic step-up and reinstate the withdrawal base and rider fee percentage to their respective amounts immediately before the automatic step-up (adjusted for any subsequent premium payments or withdrawals), provided that you do so within 30 calendar days after the rider anniversary on which the automatic step-up occurred. We must receive your rejection, in good order, at our Administrative and Service Office within the 30 day period after the rider anniversary on which the automatic step-up occurred.

Please note regarding the base rider fee:

•	Because the base rider fee is a percentage of the withdrawal base, it could be a much higher percentage of your policy value, particularly in the event that your policy value decreases significantly.

•

Because the base rider fee is a percentage of the withdrawal base, the amount of the base rider fee we deduct will increase if the withdrawal base increases (although the percentage(s) may remain the same).

•	If you make a transfer from one designated allocation group to another designated allocation group that has a higher rider fee percentage, then the resulting rider fee will be higher.

Base Rider Fee Adjustment for Transfers. For transfers that you make between different designated investment options in different (or multiple) designated allocation groups or different allocation options on other than the first business day of a rider quarter, a “rider fee adjustment” will be applied. This adjustment is necessary because of differences in the rider fee percentages. The adjustment in the rider fee percentage will ensure that you are charged the correct overall rider fee. The base rider fee adjustment will be calculated using the same formula as the base rider fee and compare the fee for the remainder of the rider quarter to the initially calculated fee for the same period. The rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be allocated.

Base Rider Fee Adjustment for Premium Payments and Excess Withdrawals. A rider fee adjustment will also be calculated for subsequent premium payments and excess withdrawals because these events will change the withdrawal base. The rider fee adjustment will be calculated using the same formula as the base rider fee and compare the fee for the remainder of the rider quarter to the initially calculated fee for the same period. As with the rider fee adjustments calculated for transfers, the rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be collected.

Additional Option Fees. If you elect options with this rider, then you will be charged a fee for each option you elect that is in addition to the rider fee for the base benefit (see the Fee Table). Each additional fee is charged quarterly before annuitization and is a percentage of the withdrawal base on each rider anniversary.

We will also deduct all rider fees pro rata upon full surrender of the policy or other termination of the rider.

Retirement Income ChoiceSM 1.2 Rider Issue Requirements

The Company will not issue the Retirement Income ChoiceSM 1.2 rider unless:

•	the annuitant is not yet age 86 (lower if required by state law);

•	the annuitant is also an owner (except in the case of non-natural owners);

•	there are no more than two owners; and

•

if the joint life option is elected, the annuitant’s spouse is also not yet 86 (lower if required by state law) and (1) is a joint owner along with the annuitant or (2) is the sole primary beneficiary (and there is no joint owner).

Termination

The Retirement Income ChoiceSM 1.2 rider and any additional options will terminate upon the earliest of the following:

•

the date we receive written notice from you requesting termination of the rider if such notice is received by us during the 30 days following the fifth rider anniversary or every fifth rider anniversary thereafter;

•	the death of the annuitant (or if the joint life option was elected, the death of the annuitant’s spouse if that spouse continued the policy as the surviving spouse);

•

annuitization (however, if you have reached your maximum annuity commencement date you may choose an annuitization option which guarantees you lifetime payments in an amount equal to your rider withdrawal amount);

•	the date the policy to which this rider is attached is assigned or if the owner is changed without our approval;

•	the date an excess withdrawal reduces your policy value to zero; or

•	termination of your policy.

Please note: This rider terminates upon annuitization and there is a maximum annuity commencement date at which time your policy will be annuitized according to its terms. However, if you have reached your maximum annuity commencement date, we will allow you to annuitize your policy and elect to receive lifetime annuity payments which are at least equal to your rider withdrawal amount. Please contact us for more information concerning your options.

The Retirement Income ChoiceSM 1.2 rider and additional options may vary for certain policies, may not be available for all policies, and may not be available in all states. This disclosure explains the material features of the Retirement Income ChoiceSM 1.2 rider. The application and operation of the rider are governed by the terms and conditions of the rider itself.

Income LinkSM Rider

You may elect to purchase the optional Income LinkSM rider which, provides you with: (1) a guaranteed lifetime withdrawal benefit that uses a higher withdrawal percentage for a defined period of time and then resets to a lower percentage (see the “Withdrawal Options and Percentages” section); and (2) an opportunity for increases in the rider withdrawal amount. This rider is available during the accumulation phase, and requires that you allocate 100% of your policy value in certain designated investment choices which are designed to help manage the Company’s risk and support the guarantees under the rider. The tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the Income LinkSM rider for a qualified policy. The date this rider is added to your policy is the “rider date.” You choose the date of the first Income LinkSM rider systematic withdrawal, which is the Income LinkSM rider start date. If you elect the Income LinkSM rider you cannot elect another GLWB.

Income LinkSM Rider– Base Benefit

Under this benefit, you can receive up to the rider withdrawal amount each Income LinkSM rider withdrawal year (first as systematic withdrawals from your policy value and, if necessary, as systematic payments from us), beginning on the Income LinkSM rider start date and lasting until the annuitant’s death (unless your withdrawal base is reduced to zero because of any withdrawal that is not an Income LinkSM rider systematic withdrawal; see Withdrawal Base Adjustments below). The first Income LinkSM rider withdrawal year begins on the Income LinkSM rider start date and each successive Income LinkSM rider withdrawal year begins thereafter on each anniversary of that date.

Income LinkSM Rider – Systematic Withdrawals. In order to begin receiving Income LinkSM rider systematic withdrawals, you must elect the withdrawal option and frequency (monthly, quarterly, semi-annually or annually) through which you will receive the Income LinkSM rider systematic withdrawals (for qualified policies you will also have to elect whether or not to receive your minimum required distribution amount as calculated herein).

Any change to the frequency of your Income LinkSM rider systematic withdrawals will take effect at the beginning of the next Income LinkSM rider withdrawal year. Any other withdrawal, regardless of amount or timing, is a non-Income LinkSM rider systematic withdrawal. See “Withdrawal Base Adjustments”.

Of course, you can always withdraw any amount up to your cash value pursuant to your rights under the policy at your discretion however, withdrawals other than Income LinkSM rider systematic withdrawals (and certain minimum required distributions) will reduce the withdrawal base. See the “Appendix—Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders—Income LinkSM Rider” for an example showing the effect of a hypothetical withdrawal in more detail.

Please note:

•

You will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.

•

We have designed this rider to allow for Income LinkSM rider systematic withdrawals from your policy value each Income LinkSM rider withdrawal year that are less than or equal to the rider withdrawal amount. You should not purchase this rider if you plan to take withdrawals in excess of the rider withdrawal amount or on a non-systematic basis, because such withdrawals may significantly reduce or eliminate the value of the guarantees provided by the rider.

•	Depending on which withdrawal option you elect, your withdrawal percentage will decrease after second, third, fourth, fifth, sixth or seventh withdrawal year.

•	The longer you wait to start taking Income LinkSM rider systematic withdrawals under the rider, the less time you have to benefit from the guarantee because of decreasing life expectancy as you age. You should carefully consider when to begin making withdrawals. There is a risk that you will not begin making withdrawals at the most financially beneficial time for you.

•

Because the guaranteed lifetime withdrawal benefit under this rider is accessed through regular Income LinkSM rider systematic withdrawals that do not exceed the rider withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take maximum advantage of the tax deferral aspect of the policy.

•

All policy value must be allocated to a limited number of specified funds. You should consult with your registered representative to assist you in determining whether these certain investment options are suited for your financial needs and risk tolerance.

•

Any withdrawal that is not an Income LinkSM rider systematic withdrawal (or certain minimum required distributions) will decrease the withdrawal base; the impact may be on a greater than dollar-for-dollar basis.

•

During any Income LinkSM rider withdrawal year, if there is a withdrawal base adjustment, the remaining rider withdrawal amount and the Income LinkSM rider systematic withdrawal amount will increase or decrease by the same percentage as the withdrawal base.

•	Upon the death of the annuitant (or the death of the surviving spouse if the joint option is elected), the Income LinkSM rider terminates and all benefits thereunder cease.

•

The only way to receive withdrawals (either Income LinkSM rider systematic withdrawals or minimum required distributions) without causing an adjustment to the withdrawal base is to use the Income LinkSM rider systematic withdrawal programs.

Like all withdrawals, Income LinkSM rider systematic withdrawals while this rider is in effect also:

•	reduce your policy value;

•	reduce the amount you can withdraw “adjustment free” as a minimum required distribution;

•	reduce your base policy death benefit and other benefits;

•	may be subject to surrender charges;

•	may be subject to income taxes and federal tax penalties; and

•	may be limited or restricted under certain qualified policies.

Rider Withdrawal Amount. You can withdraw up to the rider withdrawal amount systematically each Income LinkSM rider withdrawal year from your policy value without causing an adjustment. See “Withdrawal Base Adjustments” below. You must use a systematic withdrawal program to withdraw your rider withdrawal amount. Such withdrawals are Income LinkSM rider systematic withdrawals. Any withdrawal other than an Income LinkSM rider systematic withdrawal is considered a non-Income LinkSM rider systematic withdrawal and will result in a withdrawal base adjustment (except for certain minimum required distributions, see “Minimum Required Distribution”).

The annual rider withdrawal amount is zero until Income LinkSM rider start date. On the Income LinkSM rider start date and at the beginning of each Income LinkSM rider withdrawal year thereafter, the annual rider withdrawal amount is equal to the applicable withdrawal percentage (based on the withdrawal option you elect) multiplied by the withdrawal base. During any Income LinkSM rider withdrawal year, the rider withdrawal amount and Income LinkSM rider systematic withdrawal amount may be adjusted up or down as described in the Withdrawal Base Adjustment section.

Minimum Required Distribution: Prior to the Income LinkSM rider start date, the systematic withdrawal of the minimum required distribution amount (determined as set forth below) will not cause an adjustment. After the Income LinkSM rider start date, the withdrawal of the minimum required distribution amount (determined as set forth below) will not cause an adjustment to the withdrawal base; however, it must be withdrawn pursuant to an Income LinkSM rider systematic withdrawal program whereby you will receive your Income LinkSM rider systematic withdrawals and any remaining minimum required distribution amount as calculated herein distributed at the end of the applicable calendar year (not at the end of the applicable rider year).

If the plan participant (generally the annuitant) is at least 70 1/2 years old, you can withdraw via a systematic withdrawal option, an amount equal to any minimum required distribution amount (for the tax year on that rider anniversary) calculated using only: (1) the living annuitant’s age, (2) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (3) the policy value of the base policy, (prior to the first rider anniversary we use the policy value on the rider date and thereafter we use the policy value on the date prescribed by the IRS) and (4) amounts from the current calendar year (no carry-over from past years). Minimum required distribution amounts calculated as set forth above and taken via a systematic withdrawal option will not cause an adjustment under this provision of the rider. Any withdrawal during a calendar year will reduce the withdrawal base adjustment free minimum required distribution amount for that year.

Please note: If you want to change the mode of the systematic withdrawal through which you are receiving your “adjustment free” minimum required distribution, your change will not take effect until the next anniversary of your systematic withdrawal program. Likewise, if you stop a systematic withdrawal program you cannot restart a new systematic program until the date that would have been the anniversary of the systematic withdrawal program you stopped. (For example, if you started a monthly systematic withdrawal program to receive your “adjustment free” minimum required distribution amount on August 19, 2010, and stopped it on December 21, 2010, you could not restart a new systematic withdrawal program until August 19, 2011.)

If your policy value reaches zero by other than an excess withdrawal, then you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. In order to receive benefits guaranteed by this rider after your policy value reaches zero by other than an excess withdrawal, you must select the amount and frequency of future payments. Once selected, the amount and frequency cannot be changed.

Please note:

•	The rider withdrawal amount will be zero until the Income LinkSM rider start date, however, you will still be charged a rider fee prior to this time.

•

You cannot carry over any portion of your rider withdrawal amount that is not withdrawn during an Income LinkSM rider withdrawal year for withdrawal in a future Income LinkSM rider withdrawal year. This means that if you do not take the entire rider withdrawal amount during an Income LinkSM rider withdrawal year, you cannot take more than the rider withdrawal amount in the next Income LinkSM rider withdrawal year and maintain the rider’s guarantees.

•	Non-Income LinkSM rider systematic withdrawals may cause you to lose the benefit of the rider.

•	All policy value must be allocated to a limited number of specified funds. (See “Designated Investment Options.”)

Withdrawal Options and Percentages. We use the withdrawal percentage to calculate the rider withdrawal amount. The withdrawal percentage is determined by the withdrawal option you select. The withdrawal percentages, categorized by withdrawal option, are as follows:

Withdrawal Option— number years at increased rate	Withdrawal Percentage— Single Life Option	Withdrawal Percentage— Joint Life Option
7 years	5% for 7 years and 4% thereafter	4.5% for 7 years and 3.5% thereafter
6 years	6% for 6 years and 4% thereafter	5.5% for 6 years and 3.5% thereafter
5 years	7% for 5 years and 4% thereafter	6.5% for 5 years and 3.5% thereafter
4 years	8% for 4 years and 4% thereafter	7.5% for 4 years and 3.5% thereafter
3 years	9% for 3 years and 4% thereafter	8.5% for 3 years and 3.5% thereafter
2 years	10% for 2 years and 4% thereafter	9.5% for 2 years and 3.5% thereafter

Please note, once established, the withdrawal percentage will not increase.

Withdrawal Base. We use the withdrawal base to calculate the rider withdrawal amount. The withdrawal base on the rider date is the policy value. During any rider year, the withdrawal base is equal to the withdrawal base on the rider date or most recent rider anniversary, plus subsequent premium payments, less subsequent withdrawal base adjustments due to non-Income LinkSM rider systematic withdrawals.

Please note:

•

We determine the withdrawal base solely to calculate the rider withdrawal amount. Your withdrawal base is not a cash value, a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of policy value.

•

Because the withdrawal base is generally equal to the policy value on the rider date, the rider withdrawal amount may be lower if you delay electing the rider and the policy value decreases before you elect the rider.

On each rider anniversary, the withdrawal base will equal the greater of:

•	current withdrawal base or;

•	the Automatic Step-up amount (see “Automatic Step-Up” below).

Automatic Step-Up. On each rider anniversary, we will automatically step-up the withdrawal base to an amount equal to the greater of (1) the highest policy value on any monthiversarySM during the preceding rider year, if no non-Income LinkSM rider systematic withdrawal occurred, or (2) the policy value on the rider anniversary.

The rider fee percentage may increase (or decrease) at the time of any automatic step-up. The rider fee percentage will not exceed the maximum rider fee percentage in the fee table.

Please note:

•	The withdrawal base “steps-up” on rider anniversaries whereas a Income LinkSM rider withdrawal year begins on the Income LinkSM rider start date and each anniversary thereof.

•

If an automatic step-up occurs, your remaining rider withdrawal amount and Income LinkSM rider systematic withdrawal amount is proportionally increased for the remainder of that Income LinkSM rider withdrawal year.

Automatic Step-Up Opt Out. Each time an automatic step-up results in a rider fee percentage increase, you have the option to reject the automatic step-up and reinstate the withdrawal base and rider fee percentage to their respective amounts immediately before the automatic step-up, provided that you do so within 30 days after the rider anniversary on which the automatic step-up occurred. We must receive your rejection (each time you elect to opt out), in good order, at our Administrative and Service Office within the same 30 day period after the rider anniversary on which the automatic step-up occurred. Opting out of one step-up does not operate as an opt-out of any future step-ups.

Withdrawal Base Adjustments. Premium additions will increase the withdrawal base on a dollar-for-dollar basis. See “Automatic Step-Up” for a description of how automatic step-ups increase the withdrawal base.

Income LinkSM rider systematic withdrawals up to the rider withdrawal amount will not reduce the withdrawal base. Any withdrawals that are not Income LinkSM rider systematic withdrawals will reduce the withdrawal base, however, by the greater of the dollar amount of the withdrawal (if the policy value is greater than the withdrawal base) or a pro rata amount (in proportion to the reduction in the policy value when the policy value is less than the withdrawal base), possibly to zero. See “Appendix – Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders–Income LinkSM Rider” for examples showing the effect of hypothetical withdrawals in more detail. The effect of a negative adjustment is amplified if the policy value is less than the withdrawal base. See the “Appendix – Guaranteed Lifetime Benefit Adjustment Partial Surrenders -Income LinkSM Rider” for examples showing the effect of hypothetical non-Income LinkSM rider systematic withdrawals in more detail, including a non-Income LinkSM rider systematic withdrawal that reduces the withdrawal base by a pro rata amount. Withdrawal base adjustments occur immediately following premium additions or non-Income LinkSM rider systematic withdrawals. If you take a non-Income LinkSM rider systematic withdrawal that reduces your policy value (and withdrawal base) to zero, then the Income LinkSM rider will terminate and you will lose all its benefits.

Please Note: We do not monitor for non-Income LinkSM rider systematic withdrawals or notify you of withdrawal base adjustments. If you take a non-Income LinkSM rider systematic withdrawal please note your Income LinkSM rider systematic withdrawal amount will be reduced.

Designated Investment Options. If you elect this rider, you must designate 100% of your policy value into one or more of the designated investment options:

TA AEGON Money Market – Service Class

TA AEGON Tactical Vanguard ETF – Conservative – Service Class

TA AEGON U.S. Government Securities – Service Class

TA Vanguard ETF Index – Conservative – Service Class

TA PIMCO Total Return – Service Class

Fixed Account

Transfers between the designated investment options are allowed as permitted under the policy; however, you cannot transfer any amount (or allocate premium payments) to any non-designated investment option. Following the fifth rider anniversary you can terminate this rider. Starting the next business day, you may transfer (or allocate premium payments) to a non-designated investment option. Terminating the rider will result in losing all your benefits under the rider.

Please note:

•

The earliest you can transfer (or allocate premium payments) to a non-designated investment option is the first business day after the fifth rider anniversary. You will be required to terminate the rider first (and lose its benefits).

•

We can eliminate a designated investment option at any time. If this occurs, then a policy owner will be required to reallocate values in the affected designated investment options to other designated investment options that meet the allocation requirements.

Income LinkSM Rider– Joint Life Option

If you elect this rider, then you can also elect to postpone termination of the rider until the later of the annuitant or annuitant’s spouse’s death (only if the annuitant’s spouse continues the policy).

If you elect the Joint Life option, then the withdrawal percentage (used to calculate the rider withdrawal amount) is lower.

Please note:

•	The withdrawal percentage for each withdrawal option is lower if you elect this option.

•	The annuitant’s spouse must be either a joint owner along with the annuitant or the sole primary beneficiary (and there is no joint owner), if you elect this option.

•

A former spouse of the annuitant cannot continue to keep the policy in force if no longer married to the annuitant at the time of the annuitant’s death. In that event, the rider will terminate and no additional withdrawals under the rider will be permitted.

•	The annuitant’s spouse for purposes of this rider cannot be changed to a new spouse.

Income LinkSM Rider Fees

Income LinkSM Rider Fee. The rider fee is calculated on the rider date and at the beginning of each rider quarter. The rider fee will be adjusted for any premium additions and non-Income LinkSM rider systematic withdrawals during the rider quarter. It will be deducted automatically from your policy value at the end of each rider quarter.

On an annual basis, in general terms, the rider fee is the applicable “rider fee percentage” (see the Fee Table) times the withdrawal base.

The quarterly fee is calculated by multiplying (A) by (B) by (C), where:

(A)	is the withdrawal base;

(B)	rider fee percentage; and

(C)	is the number of remaining days in the rider quarter divided by the total number of days in the applicable rider year.

We will assess a prorated rider fee upon termination of the rider for the period beginning on the first day of the most recent rider quarter and ending on the date of termination.

Beginning on the first rider anniversary, the rider fee percentage may increase (or decrease) at the time of an automatic step-up. Each time an automatic step-up will result in a rider fee percentage increase, you will have the option to reject the automatic step-up and reinstate the withdrawal base and rider fee percentage to their respective amounts immediately before the automatic step-up (adjusted for any subsequent premium payments or withdrawals), provided that you do so within 30 calendar days after the rider anniversary on which the automatic step-up occurred. We must receive your rejection, in good order, at our Administrative and Service Office within the 30 day period after the rider anniversary on which the automatic step-up occurred.

Please note regarding the rider fee:

•	Because the rider fee is a percentage of the withdrawal base, it could be a much higher percentage of your policy value, particularly in the event that your policy value decreases significantly.

•	Because the rider fee is a percentage of the withdrawal base, the amount of the rider fee we deduct will increase if the withdrawal base increases (although the percentage will remain the same).

Rider Fee Adjustment for Withdrawal Base Adjustments. A rider fee adjustment will also be calculated for subsequent premium payments and non-Income LinkSM rider systematic withdrawals because these events will change the withdrawal base. The rider fee adjustment will be calculated using the same formula as the rider fee and compare the fee for the remainder of the rider quarter to the initially calculated fee for the same period. The rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be collected.

We will also deduct the rider fee pro rata upon full surrender of the policy or other termination of the rider.

Income LinkSM Rider Issue Requirements

The Company will not issue the Income LinkSM rider unless:

•	the annuitant is at least 55 years old and not yet 81 years old (lower if required by state law);

•	the annuitant is also an owner (except in the case of non-natural owners);

•	there are no more than two owners; and

•

if the joint life option is elected, the annuitant’s spouse is at least 55 years old and not yet 81 years old (lower if required by state law) and (1) is a joint owner along with the annuitant or (2) is the sole primary beneficiary (and there is no joint owner).

Termination

The Income LinkSM rider will terminate upon the earliest of the following:

•	the date we receive written notice from you requesting termination of the rider if such notice is received by us following the fifth rider anniversary;

•	the death of the annuitant (or if the joint life option was elected, the death of the annuitant’s spouse if that spouse continued the policy as the surviving spouse);

•

annuitization (however, if you have reached your maximum annuity commencement date you may choose an annuitization option which guarantees you lifetime payments in an amount equal to your rider withdrawal amount);

•	the date the policy to which this rider is attached is assigned or the owner is changed without our approval;

•	the date an excess withdrawal reduces your policy value to zero; or

•	termination of your policy.

Please note: This rider terminates upon annuitization and there is a maximum annuity commencement date at which time your policy will be annuitized according to its terms. However, if you have reached your maximum annuity commencement date, we will allow you to annuitize your policy and elect to receive lifetime annuity payments which are at least equal to your rider withdrawal amount. Please contact us for more information concerning your options.

The Income LinkSM rider may vary for certain policies, may not be available for all policies, and may not be available in all states. This disclosure explains the material features of the Income LinkSM rider. The application and operation of the rider are governed by the terms and conditions of the rider itself.

Retirement Income MaxSM Rider

You may elect to purchase the optional Retirement Income MaxSM rider which, provides you with: (1) a guaranteed lifetime withdrawal benefit; and (2) an opportunity for increases in the rider withdrawal amount. This rider is available during the accumulation phase, and requires that you allocate 100% of your policy value in certain designated investment choices which are designed to help manage the Company’s risk and support the guarantees under the rider. The tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the Retirement Income MaxSM rider for a qualified policy. If you elect the Retirement Income MaxSM rider you cannot elect another GLWB.

Retirement Income MaxSM – Base Benefit

Under this benefit, you can receive up to the rider withdrawal amount each rider year (first as withdrawals from your policy value and, if necessary because your policy value goes to zero by other than an excess withdrawal, as payments from us for life), starting with the rider year immediately following the annuitant’s (or the annuitant’s spouse if younger and the joint life option is elected) 59th birthday and lasting until the annuitant’s (or surviving spouse’s if the joint life option is elected) death (unless your withdrawal base is reduced to zero because of an “excess withdrawal”; see Withdrawal Base Adjustments, below). A rider year begins on the rider date and thereafter on each anniversary of that date.

Of course, you can always withdraw an amount up to your cash value pursuant to your rights under the policy at your discretion.

See the “Appendix—Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders -Retirement Income MaxSM Rider” for examples showing the effect of hypothetical withdrawals in more detail.

Please note:

•

You will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.

•

We have designed this rider to allow for withdrawals from your policy value each rider year that are less than or equal to the rider withdrawal amount. You should not purchase this rider if you plan to take withdrawals in excess of the rider withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the value of the guarantee provided by the rider.

•

The longer you wait to start making withdrawals under the benefit, the less time you have to benefit from the guarantee because of decreasing life expectancy as you age. On the other hand, the longer you wait to begin making withdrawals, the higher your withdrawal percentage may be, the higher the withdrawal base due to growth may be, and the more opportunities you will have to lock in a higher withdrawal base. You should carefully consider when to begin making withdrawals. There is a risk that you will not begin making withdrawals at the most financially beneficial time for you.

•

Because the guaranteed lifetime withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the rider withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take maximum advantage of the tax deferral aspect of the policy.

•

All policy value must be allocated to a limited number of specified funds. You should consult with your registered representative to assist you in determining whether these certain investment options are suited for your financial needs and risk tolerance.

•	Cumulative withdrawals in any rider year that are in excess of the rider withdrawal amount are excess withdrawals.

•	An excess withdrawal may impact the withdrawal base on a greater than dollar-for-dollar basis and may cause you to lose the benefit of this rider.

•	Upon the death of the annuitant (or the death of the surviving spouse if the joint option is elected), the Retirement Income MaxSM rider terminates and all benefits thereunder cease.

Like all withdrawals, withdrawals while this rider is in effect also:

•	reduce your policy value;

•	reduce your base policy death benefit and other benefits;

•	may be subject to surrender charges;

•	may be subject to income taxes and federal tax penalties; and

•	may be limited or restricted under certain qualified policies.

Rider Withdrawal Amount. You can withdraw up to the rider withdrawal amount in any rider year (after age 59) from your policy value without causing an excess withdrawal. See “Withdrawal Base Adjustments” below.

The rider withdrawal amount is zero if the annuitant (or the annuitant’s spouse if younger and the joint life option is elected) is not 59 years old on the rider date and remains zero until the first day of the rider year after the annuitant’s (or the annuitant’s spouse’s if younger and the joint life option is elected) 59th birthday. If the annuitant (or the annuitant’s spouse if younger and the joint life option is elected) is at least 59 years old on the rider date, then the rider withdrawal amount is equal to the withdrawal base multiplied by the withdrawal percentage (see below).

For qualified policies: If the plan participant (generally the annuitant) is at least 70 1/2 years old, the rider withdrawal amount for that rider year (and each subsequent rider year) is equal to the greater of:

•	the rider withdrawal amount described above; or

•

an amount equal to any minimum required distribution amount (for the tax year on that rider anniversary) calculated using only: (1) the living annuitant’s age, (2) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (3) the policy value of the base policy, (prior to the first rider anniversary we use the policy value on the rider date and thereafter we use the policy value on the date prescribed by the IRS) and (4) amounts from the current calendar year (no carry-over from past years).

Only amounts calculated as set forth above can be used as the rider withdrawal amount. If the minimum required distribution amount (determined as set forth above) exceeds the rider withdrawal amount, the excess will not be treated as an excess withdrawal under the rider. See “Appendix – Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders – Retirement Income MaxSM Rider” for an example showing the effect of a minimum required distribution amount.

If your policy value reaches zero:

•

due to a non-excess withdrawal, then you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. In order to receive benefits guaranteed by this rider after your policy value reaches zero, (i.e., payments of the rider withdrawal amount for life) you must select the amount and frequency of future payments. Once selected, the amount and frequency cannot be changed.

•	due to an excess withdrawal, then this rider terminates (as does the policy).

Please note:

•

If the rider is added prior to the annuitant’s 59th birthday, the rider withdrawal amount will be zero until the beginning of the rider year after the annuitant’s 59th birthday, however, you will still be charged a rider fee prior to this time.

•

You cannot carry over any portion of your rider withdrawal amount that is not withdrawn during a rider year for withdrawal in a future rider year. This means that if you do not take the entire rider withdrawal amount during a rider year, you cannot take more than the rider withdrawal amount in the next rider year and maintain the rider’s guarantees.

•	Excess withdrawals may cause you to lose the benefit of the rider.

•	All policy value must be allocated to a limited number of specified funds. (See “Designated Investment Options.”)

For riders issued on or after December 12, 2011.

Withdrawal Percentage. We use the withdrawal percentage to calculate the rider withdrawal amount. The withdrawal percentage is determined by the annuitant’s age (or the annuitant’s spouse’s age if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the annuitant’s (or the annuitant’s spouse’s if younger and the joint life option is elected) 59th birthday. The withdrawal percentage is as follows:

Age at time of first withdrawale	Withdrawal Percentage— Single Life Option	Withdrawal Percentage— Joint Life Option
0-58	0.0%	0.0%
59-64	4.30%	3.80%
65-79	5.30%	4.80%
≥ 80	6.30%	5.80%

Please note, once established, the withdrawal percentage will not generally increase even though the annuitant’s age increases except in certain instances involving automatic step-ups.

For riders issued before December 12, 2011.

Withdrawal Percentage. We use the withdrawal percentage to calculate the rider withdrawal amount. The withdrawal percentage is determined by the annuitant’s age (or the annuitant’s spouse’s age if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the annuitant’s (or the annuitant’s spouse’s if younger and the joint life option is elected) 59th birthday. The withdrawal percentage is as follows:

Age at time of first withdrawal	Withdrawal Percentage— Single Life Option	Withdrawal Percentage— Joint Life Option
0-58	0.0%	0.0%
59-64	4.5%	4.10%
65-74	5.5%	5.10%
≥ 75	6.5%	6.10%

Please note, once established, the withdrawal percentage will not generally increase even though the annuitant’s age increases except in certain instances involving automatic step-ups.

Withdrawal Base. We use the withdrawal base to calculate the rider withdrawal amount. The withdrawal base on the rider date is the policy value. During any rider year, the withdrawal base is equal to the withdrawal base on the rider date or most recent rider anniversary, plus subsequent premium payments, less subsequent withdrawal base adjustments due to excess withdrawals.

Please note:

•

We determine the withdrawal base solely to calculate the rider withdrawal amount. Your withdrawal base is not a cash value, a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of policy value.

•	Because the withdrawal base is generally equal to the policy value on the rider date, the rider withdrawal amount may be lower if you delay electing the rider and the policy value decreases before you elect the rider.

On each rider anniversary, the withdrawal base will equal the greatest of:

•	current withdrawal base;

•	the withdrawal base immediately before the rider anniversary, increased by the growth credit, if any (see “Growth” below);

•

the policy value on any monthiversarySM, (the same day of the month as the rider date, or the next business day if our Administrative Office or the New York Stock Exchange are closed) including the current rider anniversary (see “Automatic Step-Up” below).

See “Appendix – Hypothetical Example of the Withdrawal Base Calculation – Retirement Income MaxSM Rider” which illustrates the hypothetical example of the withdrawal base calculation.

Growth. On each of the first ten rider anniversaries, we will add an annual growth credit to your withdrawal base if no withdrawal occurred during the preceding rider year. The annual growth credit is equal to 5.0% of the withdrawal base immediately before the rider anniversary (i.e., withdrawal base x 0.05).

Please note: Because a withdrawal will eliminate a potential growth credit for that rider year, you should consider your need or possible need to take withdrawals within the first 10 rider years in deciding whether to purchase the rider.

Automatic Step-Up. On each rider anniversary, we will automatically step-up the withdrawal base to an amount equal to the greater of (1) the highest policy value on any monthiversarySM during the preceding rider year, if no excess withdrawal occurred, or (2) the policy value on the rider anniversary. This comparison takes place after the application of any applicable annual growth credit. The withdrawal percentage (as indicated in the withdrawal percentage table) will also increase if you have crossed into another age band prior to the automatic step-up. Please note, the increase is part of the automatic step-up and if no automatic step-up occurs then there will be no withdrawal percentage increase.

On each rider anniversary the rider fee percentage may increase (or decrease) up to 75 basis points (0.75%) at the time of any automatic step-up (but will not exceed the maximum rider fee percentage in the fee table), i.e., the rider fee percentage is reset to the rider fee percentage then associated with newly issued riders.

Automatic Step-Up Opt Out. Each time an automatic step-up results in a rider fee percentage increase, you have the option to reject the automatic step-up and reinstate the withdrawal base, withdrawal percentage, and rider fee percentage to their respective amounts immediately before the automatic step-up, provided that you do so within 30 days after the rider anniversary on which the automatic step-up occurred. We must receive your rejection (each time you elect to opt out), in good order, at our Administrative and Service Office within the same 30 day period after the rider anniversary on which the automatic step-up occurred. Opting out of one step-up does not operate as an opt-out of any future step-ups.

Withdrawal Base Adjustments. Cumulative gross partial withdrawals up to the rider withdrawal amount in any rider year will not reduce the withdrawal base. Cumulative gross partial withdrawals in excess of the rider withdrawal amount in any rider year (“excess withdrawals”) will reduce the withdrawal base, however, by the greater of the dollar amount of the excess withdrawal (if the policy value is greater than the withdrawal base) or a pro rata amount (in proportion to the reduction in the policy value when the policy value is less than the withdrawal base), possibly to zero. If an excess withdrawal reduces the policy value to zero, this rider will terminate. Withdrawal base adjustments occur immediately following excess withdrawals. See “Appendix – Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders – Retirement Income MaxSM Rider” for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the withdrawal base by a pro rata amount. The effect of an excess withdrawal is amplified if the policy value is less than the withdrawal base.

Please Note: We do not monitor for, or notify you of, excess withdrawals. If you take regular or scheduled withdrawals please pay particular attention to any excess withdrawal because your otherwise regular or scheduled non-excess withdrawals may thereafter all be excess withdrawals that reduce or eliminate your benefit on an accelerated basis.

For riders issued on or after December 12, 2011.

Designated Investment Options. If you elect this rider, you must designate 100% of your policy value into one or more of the designated investment options:

TA AEGON Money Market – Service Class

TA AEGON Tactical Vanguard ETF – Balanced – Service Class

TA AEGON Tactical Vanguard ETF – Conservative – Service Class

TA AEGON U.S. Government Securities – Service Class

TA Legg Mason Dynamic Allocation – Balanced – Service Class

TA PIMCO Total Return – Service Class

TA Vanguard ETF Index – Balanced – Service Class

TA Vanguard ETF Index – Conservative – Service Class

Fixed Account

For riders issued before December 12, 2011.

Designated Investment Options. If you elect this rider, you must designate 100% of your policy value into one or more of the designated investment options:

TA AEGON Money Market – Service Class

TA AEGON Tactical Vanguard ETF – Balanced – Service Class

TA AEGON Tactical Vanguard ETF – Conservative – Service Class

TA AEGON U.S. Government Securities – Service Class

TA Vanguard ETF Index – Balanced – Service Class

TA Legg Mason Dynamic Allocation – Balanced – Service Class

TA PIMCO Total Return – Service Class

TA Vanguard ETF Index – Conservative – Service Class

Fixed Account

Transfers between the designated investment options are allowed as permitted under the policy; however, you cannot transfer any amount (or allocate premium payments) to any non-designated investment option. Within 30 days following the fifth rider anniversary (and each successive fifth rider anniversary), you can terminate this rider. Starting the next business day, you may transfer (or allocate premium payments) to a non-designated investment option. Terminating the rider will result in losing all your benefits under the rider.

Please note:

•

The earliest you can transfer (or allocate premium payments) to a non-designated investment option is the first business day after the fifth rider anniversary. You will be required to terminate the rider first (and lose its benefits).

•

We can eliminate a designated investment option at any time. If this occurs, then a policy owner will be required to reallocate values in the affected designated investment options to other designated investment options that meet the allocation requirements.

Retirement Income MaxSM – Joint Life Option

If you elect this rider, then you can also elect to postpone termination of the rider until the later of the annuitant or annuitant’s spouse’s death (only if the annuitant’s spouse continues the policy). If you elect the Joint Life option, then the withdrawal percentage (used to calculate the rider withdrawal amount) is lower.

Please note:

•	The annuitant’s spouse must be either a joint owner along with the annuitant or the sole primary beneficiary (and there is no joint owner), if you elect this option.

•

A former spouse of the annuitant cannot continue to keep the policy in force if no longer married to the annuitant at the time of the annuitant’s death. In that event, the rider will terminate and no additional withdrawals under the rider will be permitted.

•	The annuitant’s spouse for purposes of this rider cannot be changed to a new spouse.

•	The rider withdrawal percentage is based on the age of the younger of the annuitant and annuitant’s spouse, if you elect this option.

•	The withdrawal percentage for each “age at the time of the first withdrawal” is lower if you elect this option.

Retirement Income MaxSM Rider Fees

For riders issued on or after December 12, 2011.

Retirement Income MaxSM. The rider fee is calculated on the rider date and at the beginning of each rider quarter. The rider fee will be adjusted for any premium additions and excess withdrawals. It will be deducted automatically from your policy value at the end of each rider quarter.

On an annual basis, in general terms, the rider fee is the “rider fee percentage” (see the Fee Table) times the withdrawal base. Specifically, the quarterly fee is calculated by multiplying (A) by (B) multiplied by (C), where:

(A)	is the withdrawal base;

(B)	is the rider fee percentage; and

(C)	is the number of remaining days in the rider quarter divided by the total number of days in the applicable rider year.

Example 1: Calculation at rider issue for first quarter rider fee assuming an initial withdrawal base of $100,000.

=100,000*0.0125*(91/365)

=1,250*(91/365)

=$311.64

We will assess a prorated rider fee upon termination of the rider for the period beginning on the first day of the most recent rider quarter and ending on the date of termination.

On each rider anniversary the rider fee percentage may increase (or decrease) at the time of an automatic step-up. Each time an automatic step-up results in a rider fee percentage increase, you will have the option to reject the automatic step-up and reinstate the withdrawal base and rider fee percentage to their respective amounts immediately before the automatic step-up (adjusted for any subsequent premium payments or withdrawals), provided that you do so within 30 calendar days after the rider anniversary on which the automatic step-up occurred. We must receive your rejection, in good order, at our Administrative and Service Office within the 30 day period after the rider anniversary on which the automatic step-up occurred.

Please note regarding the rider fee:

•	Because the rider fee is a percentage of the withdrawal base, it could be a much higher percentage of your policy value, particularly in the event that your policy value decreases significantly.

•	Because the rider fee is a percentage of the withdrawal base, the amount of the rider fee we deduct will increase if the withdrawal base increases (although the percentage(s) may remain the same).

Rider Fee Adjustment for Premium Payments and Excess Withdrawals. A rider fee adjustment will be calculated for subsequent premium payments and excess withdrawals because these events will change the withdrawal base. The rider fee adjustment will be calculated using the same formula as the rider fee and compare the fee for the remainder of the rider quarter to the initially calculated fee for the same period. The rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be collected.

Example 2: Calculation for first quarter fee assuming initial withdrawal base from Example 1 above, plus adjustment for additional premium payment of $10,000 made with 20 days remaining in the first rider quarter. The withdrawal base change equals $10,000.

Fee adjustment as follows:

=10,000*0.0125*(20/365)

=125*(20/365)

=$6.85

Total fee assessed at the end of the first rider quarter (assuming no further rider fee adjustments):

=6.85 + 311.64

=$318.49

We will also deduct all rider fees pro rata upon full surrender of the policy or other termination of the rider.

For riders issued before December 12, 2011.

Retirement Income MaxSM. The rider fee is calculated on the rider date and at the beginning of each rider quarter. The rider fee will be adjusted for any premium additions and excess withdrawals. It will be deducted automatically from your policy value at the end of each rider quarter.

On an annual basis, in general terms, the rider fee is the “rider fee percentage” (see the Fee Table) times the withdrawal base. Specifically, the quarterly fee is calculated by multiplying (A) by (B) multiplied by (C), where:

(A)	is the withdrawal base;

(B)	is the rider fee percentage; and

(C)	is the number of remaining days in the rider quarter divided by the total number of days in the applicable rider year.

Example 1: Calculation at rider issue for first quarter rider fee assuming an initial withdrawal base of $100,000.

=100,000*0.01(91/365)

=1,000*(91/365)

=$249.32

We will assess a prorated rider fee upon termination of the rider for the period beginning on the first day of the most recent rider quarter and ending on the date of termination.

On each rider anniversary the rider fee percentage may increase (or decrease) at the time of an automatic step-up. Each time an automatic step-up results in a rider fee percentage increase, you will have the option to reject the automatic step-up and reinstate the withdrawal base and rider fee percentage to their respective amounts immediately before the automatic step-up (adjusted for any subsequent premium payments or withdrawals), provided that you do so within 30 calendar days after the rider anniversary on which the automatic step-up occurred. We must receive your rejection, in good order, at our Administrative and Service Office within the 30 day period after the rider anniversary on which the automatic step-up occurred.

Please note regarding the rider fee:

•	Because the rider fee is a percentage of the withdrawal base, it could be a much higher percentage of your policy value, particularly in the event that your policy value decreases significantly.

•	Because the rider fee is a percentage of the withdrawal base, the amount of the rider fee we deduct will increase if the withdrawal base increases (although the percentage(s) may remain the same).

Rider Fee Adjustment for Premium Payments and Excess Withdrawals. A rider fee adjustment will be calculated for subsequent premium payments and excess withdrawals because these events will change the withdrawal base. The rider fee adjustment will be calculated using the same formula as the rider fee and compare the fee for the remainder of the rider quarter to the initially calculated fee for the same period. The rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be collected.

Example 2: Calculation for first quarter fee assuming initial withdrawal base from Example 1 above, plus adjustment for additional premium payment of $10,000 made with 20 days remaining in the first rider quarter. The withdrawal base change equals $10,000.

Fee adjustment as follows:

=10,000*0.01(20/365)

=100*(20/365)

=$5.48

Total fee assessed at the end of the first rider quarter (assuming no further rider fee adjustments):

=5.48 + 249.32

=$254.80

We will also deduct all rider fees pro rata upon full surrender of the policy or other termination of the rider.

Retirement Income MaxSM Rider Issue Requirements

The Company will not issue the Retirement Income MaxSM rider unless:

•	the annuitant is at least age 56 and not yet age 86 for Single Life and at least age 65 but not yet age 86 for Joint Life (lower if required by state law);

•	the annuitant is also an owner (except in the case of non-natural owners);

•	there are no more than two owners; and

•

if the joint life option is elected, the annuitant’s spouse is also not yet 86 (lower if required by state law) and (1) is a joint owner along with the annuitant or (2) is the sole primary beneficiary (and there is no joint owner).

Termination

The Retirement Income MaxSM rider will terminate upon the earliest of the following:

•

the date we receive written notice from you requesting termination of the rider if such notice is received by us during the 30 days following the fifth rider anniversary or every fifth rider anniversary thereafter;

•	the death of the annuitant (or if the joint life option was elected, the death of the annuitant’s spouse if that spouse continued the policy as the surviving spouse);

•

annuitization (however, if you have reached your maximum annuity commencement date you may choose an annuitization option which guarantees you lifetime payments in an amount equal to your rider withdrawal amount);

•	the date the policy to which this rider is attached is assigned or if the owner is changed without our approval;

•	the date an excess withdrawal reduces your policy value to zero; or

•	termination of your policy.

Please note: This rider terminates upon annuitization and there is a maximum annuity commencement date at which time your policy will be annuitized according to its terms. However, if you have reached your maximum annuity commencement date, we will allow you to annuitize your policy and elect to receive lifetime annuity payments which are at least equal to your rider withdrawal amount. Please contact us for more information concerning your options.

The Retirement Income MaxSM rider and additional options may vary for certain policies, may not be available for all policies, and may not be available in all states. This disclosure explains the material features of the Retirement Income MaxSM rider. The application and operation of the rider are governed by the terms and conditions of the rider itself.

11.	OTHER INFORMATION

Ownership

You, as owner of the policy, exercise all rights under the policy. You can change the owner at any time by notifying us in writing at our Administrative and Service Office. An ownership change may be a taxable event.

Beneficiary

The beneficiary designation will remain in effect until changed. The owner may change the designated beneficiary by sending written notice to the Company. The beneficiary’s consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the owner may then designate a new beneficiary.) The change will take effect as of the date the owner signs the written notice, whether or not the owner is living when the notice is received by the Company. The Company will not be liable for any payment made before the written notice is received in our Administrative and Service Office. If more than one beneficiary is designated, and the owner fails to specify their interests, they will share equally. If, upon the death of the annuitant, there is a surviving owner(s), then the surviving owner(s) automatically takes the place of any beneficiary designation.

Right to Cancel Period

You may return your policy for a refund, but only if you return it within a prescribed period, which is generally 20 days (after you receive the policy), or whatever longer time may be required by state law. The amount of the refund will generally be the premiums paid plus or minus accumulated gains or losses in the separate account. You bear the risk of any decline in policy value during the right to cancel period. We will pay the refund within seven days after we receive in good order within the applicable period at our Administrative and Service Office, written notice of cancellation and the returned policy. The policy will then be deemed void.

Assignment

You can also generally assign the policy any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment in good order at our Administrative and Service Office and approve it. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that an assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis. We will not be liable for any payment or other action we take in accordance with the policy before we approve the assignment. There may be limitations on your ability to assign a qualified policy. An assignment may have tax consequences.

Sending Forms and Transaction Requests in Good Order

We cannot process your requests for transactions relating to the policy until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: your completed application; the policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Subaccounts affected by the requested transaction; the signatures of all policy owners (exactly as registered on the Policy) if necessary; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint owner’s consents. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

“Received” or receipt in good order generally means that everything necessary must be received by us, at our Administrative and Service Office specified in the Glossary of Terms. However, in certain cases where applications or transaction requests are transmitted electronically through or by a broker/dealer, “receipt” can mean the point in time when the application or transaction request is electronically transmitted by the broker/dealer (or other financial intermediary), provided that we actually receive the application or transaction request promptly and in good order. We reserve the right to reject electronic transactions that do not meet our requirements.

Mixed and Shared Funding

Before making a decision concerning the allocation of premium payments to a particular subaccount, please read the prospectuses for the underlying fund portfolios. The underlying fund portfolios are not limited to selling their shares to this separate account and can accept investments from any insurance company separate account or qualified retirement plan. Since the underlying fund portfolios are available to registered separate accounts offering variable annuity products of the Company, as well as variable annuity and variable life products of other insurance companies, and qualified retirement plans, there is a possibility that a material conflict may arise between the interests of this separate account and one or more of the other separate accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies, including the Company, agree to take any necessary steps to resolve the matter. This may include removing their separate accounts from the underlying fund portfolios. See the underlying fund portfolios prospectuses for more details.

Exchanges and Reinstatements

You can generally exchange one annuity policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, then you may pay a surrender charge on the other annuity, and there will be a new surrender charge period under this annuity and other charges may be higher (or lower) and the benefits under this annuity may be different. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise).

You may surrender your policy and transfer your money directly to another life insurance company (sometimes referred to as a 1035 Exchange or a trustee-to-trustee transfer). You may also ask us to reinstate your policy after such a transfer and in certain limited circumstances we will allow you to do so by returning the same total dollar amount of funds to the applicable investment choices. The dollar amount will be used to purchase new accumulation units at the then current price. Because of changes in market value, your new accumulation units may be worth more or less than the units you previously owned. We recommend that you consult a tax professional to explain the possible tax consequences of exchanges and/or reinstatements.

Voting Rights

To the extent required by law, the Company will vote all shares of the underlying fund portfolios held in the separate account in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in proportion to those instructions. Accordingly, it is possible for a small number of policy owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large policy values. If, however, we determine that we are permitted to vote the shares in our own right, we may do so.

Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio.

Legal Proceedings

There are no legal proceedings to which the separate account is a party or to which the assets of the separate account are subject. The Company, like other life insurance companies, is involved in lawsuits, regulatory audits and examination activity. In some class action and other lawsuits, regulatory audits and examinations involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation, regulatory audit or examination cannot be predicted with certainty, the Company believes that at the present time there are no pending or threatened lawsuits, regulatory audits or examinations that are reasonably likely to have a material adverse impact on the separate account, on the ability of Transamerica Capital, Inc., to perform under its principal underwriting agreement, or on the ability of the Company to meet its obligations under the policy.

Transamerica Financial Life Insurance Company

Transamerica Financial Life Insurance Company was incorporated under the laws of the State of New York on October 3, 1947. It is engaged in the sale of life and health insurance and annuity policies. The Company is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of The Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. The Company is licensed in all states and the District of Columbia.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of the Company. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the policies.

Financial Condition of the Company

We pay benefits under your policy from our general account assets and/or from your policy value held in the separate account. It is important that you understand that payments of the benefits depend upon certain factors discussed below.

Assets in the Separate Account.You assume all of the investment risk for your policy value that is allocated to the subaccounts of the separate account. Your policy value in those subaccounts constitutes a portion of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account. You also may be permitted to make allocations to guaranteed period options of the fixed account, which are supported by the assets in our general account. Any guarantees under a policy that exceed policy value, such as those associated with any lifetime withdrawal benefit riders and any optional death benefits, are paid from our general account (and not the separate account). Therefore, any amounts that we may be obligated to pay under the policy in excess of policy value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligation we monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. However, it is important to note that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. We encourage both existing and prospective policy owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the New York State Insurance Department as well as the financial statements of the separate account—are located in the statement of Additional Information (SAI). For a free copy of the SAI, simply call or write us at the phone number or address of our Administrative and Service Office referenced in this prospectus. In addition, the SAI’s available on the SEC’s website at http://www.sec.gov. Our financial strength can be found on our website.

The Separate Account

The Company established a separate account, called Separate Account VA HNY, under the laws of the State of New York on March 25, 2008. The separate account receives and invests the premium payments that are allocated to it for investment in shares of the underlying fund portfolios.

The separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the policies of the separate account or the Company. Income, gains and losses (whether or not realized), from assets allocated to the separate account are, in accordance with the policies, credited to or charged against the separate account without regard to the Company’s other income, gains or losses.

The assets of the separate account are held in the Company’s name on behalf of the separate account and belong to the Company. However, those assets that underlie the policies are not chargeable with liabilities arising out of any other business the Company may conduct. The separate account may include other subaccounts that are not available under these policies.

Distribution of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (TCI), for the distribution and sale of the policies. We pay commissions to TCI which are passed through to selling firms. (See below). We also pay TCI an “override” that is a percentage of total commissions paid on sales of our policies which is not passed through to the selling firms and we may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies. TCI markets the policies through bank affiliated firms, national brokerage firms, regional and independent broker-dealers and independent financial planners.

Compensation to Broker-Dealers Selling the Policies. The policies are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the policies. We pay commissions through TCI to the selling firms for their sales of the policies.

A limited number of affiliated and unaffiliated broker-dealers may also be paid commissions and overrides to “wholesale” the policies, that is, to provide sales support and training to sales representatives at the selling firms.

The selling firms that have selling agreements with us and TCI are paid commissions for the promotion and sale of the policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but the maximum commission is 5.5% of premiums (additional amounts may be paid as overrides to wholesalers).

To the extent permitted by Financial Industry Regulatory Authority (FINRA) rules, TCI may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives. These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below.

The sales representative who sells you the policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell this policy to you. You may wish to take such incentives into account when considering and evaluating any recommendation relating to the policies.

Special Compensation Paid to Affiliated Firms.

We and/or our affiliates provide paid-in capital to TCI and pay the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions. We and/or our affiliates also provide TCI with a percentage of total commissions paid on sales of our policies and provide TCI with capital payments that are not contingent on sales.

TCI’s registered representatives and supervisors may receive non-cash compensation, such as attendance at conferences, seminars and trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, payments, loans, loan forgiveness or loan guaranties.

Additional Compensation That We, TCI and/or Our Affiliates Pay to Selected Selling Firms. TCI, in connection with the sales of the policies, may pay certain selling firms additional cash amounts for “preferred product” treatment of the policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing TCI with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences, meetings, seminars, events, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, TCI and other parties may provide the selling firms with occasional gifts, meals, tickets or other non-cash compensation as an incentive to sell the policies. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ among selling firms.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the policies and other criteria. For instance, in 2011, TCI, in connection with the sales of our policies, made flat fee payments to several selling firms ranging from $15,000 to $500,000, and payments of between 0.10% and 1.16% on new sales. TCI also paid selling firms special fees based on new sales and/or assets under management.

During 2011, we and/or TCI had such “preferred product” arrangements with the following selling firms:

AXA Advisors LLC

Centarus Financial Inc.

CFD Investments

Citigroup Global Markets

Citizens Investment Services Corporation

BBVA Compass Investment Solutions, Inc.

Equity Services Inc.

Financial Network Invest Corp

FSC Securities

Genworth Financial Securities Corp.

Hantz Financial Services Inc.

Huntington Investment Company

ING Financial Partners

Invest Financial Corporation

Investment Centers Of America

Investacorp

Investors Capital Corp

James T. Borello

LPL Financial (IFP)

M&T Securities Inc.

Merrill Lynch

Morgan Stanley

Multi Financial Securities

Park Avenue Securities

Primevest Financial Services

ProEquities/Protech

Raymond James and Associates

Raymond James Financial Services

Royal Alliance

SagePoint Financial, Inc.

Securities America, Inc.

Sigma Financial Corporation

Signator Investors, Inc.

SII Investments Inc.

Smith Barney Div of Citigroup

Summit Equities

SunTrust Investment Services, Inc.

The Investment Center, Inc.

Transamerica Financial Advisors

UBS Financial Services, Inc.

US Bancorp Investments Inc.

Valmark Securities Inc.

Wells Fargo Advisors

Wells Fargo Wealth Brokerage

During 2011, in conjunction with TCI, we paid the following amounts (in addition to sales commissions) to the top 10 selling firms (in terms of amounts paid):

Amount Paid
Name of Firm	in 2011
LPL Financial LLC	$1,422,696
Morgan Stanley Smith Barney	$1,395,442
Wells Fargo Wealth Brokerage	$1,204,432
Wells Fargo Advisors	$1,083,661
Transamerica Financial Advisors	$886,784
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$847,433
UBS Financial	$499,696
Raymond James Financial Services	$471,327
National Planning Corporation	$451,124
CCO Investment Services Corp.	$390,414

No specific charge is assessed directly to policy owners or the separate account to cover commissions, non-cash compensation, and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the policy and other corporate revenue.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Glossary of Terms

The Policy - General Provisions

Certain Federal Income Tax Consequences

Investment Experience

Historical Performance Data

Published Ratings

State Regulation of Transamerica Financial Life Insurance Company

Administration

Records and Reports

Distribution of the Policies

Voting Rights

Other Products

Custody of Assets

Legal Matters

Independent Registered Public Accounting Firm

Other Information

Financial Statements

Appendix A - Condensed Financial Information

APPENDIX

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS

Please Note: The Company reserves the right to change investment choices made by purchasers of the Living Benefits Rider and Retirement Income ChoiceSM 1.2 Rider (if the Open Allocation option is elected) as we deem necessary to support the guarantees under these riders.

SUBACCOUNT(1)	PORTFOLIO	ADVISOR/SUBADVISOR
TRANSAMERICA SERIES TRUST
TA AEGON Money Market – Service Class(2)	Transamerica AEGON Money Market VP – Service Class	AEGON USA Investment Management, LLC

Investment Objective: Maximum current income from money market securities consistent with liquidity and preservation of principal.
TA AEGON Tactical Vanguard ETF - Balanced – Service Class	Transamerica AEGON Active Asset Allocation - Moderate VP - Service Class	AEGON USA Investment Management, LLC

Investment Objective: Capital appreciation and current income.
TA AEGON Tactical Vanguard ETF - Conservative – Service Class	Transamerica AEGON Active Asset Allocation - Conservative VP - Service Class	AEGON USA Investment Management, LLC

Investment Objective: Current income and preservation of capital.
TA AEGON Tactical Vanguard ETF - Growth – Service Class	Transamerica AEGON Active Asset Allocation - Moderate Growth VP - Service Class	AEGON USA Investment Management, LLC

Investment Objective: Capital appreciation with current income as secondary objective.
TA AEGON U.S. Government Securities - Service Class	Transamerica AEGON U.S. Government Securities VP – Service Class	AEGON USA Investment Management, LLC

Investment Objective: High level of total return as is consistent with prudent investment strategies.
TA Efficient Markets – Service Class	Transamerica Efficient Markets VP - Service Class	AEGON USA Investment Management, LLC

Investment Objective: Capital appreciation while seeking income as a secondary objective.
TA Legg Mason Dynamic Allocation - Balanced – Service Class(3)	Transamerica Legg Mason Dynamic Allocation - Balanced VP - Service Class	Legg Mason Global Asset Allocation, LLC

Investment Objective: Seeks capital appreciation and income.
TA Legg Mason Dynamic Allocation - Growth – Service Class(3)	Transamerica Legg Mason Dynamic Allocation - Growth VP - Service Class	Legg Mason Global Asset Allocation, LLC

Investment Objective: Seeks capital appreciation and income.
TA Vanguard ETF Index – Aggressive Growth - Service Class	Transamerica Index 100 VP – Service Class	AEGON USA Investment Management, LLC

Investment Objective: Long-term capital appreciation.
TA Vanguard ETF Index – Balanced – Service Class	Transamerica Index 50 VP – Service Class	AEGON USA Investment Management, LLC

Investment Objective: Balance capital appreciation and income.
TA Vanguard ETF Index – Conservative - Service Class	Transamerica Index 35 VP – Service Class	AEGON USA Investment Management, LLC

Investment Objective: Current income and preservation of capital.
TA Vanguard ETF Index – Growth – Service Class	Transamerica Index 75 VP – Service Class	AEGON USA Investment Management, LLC

Investment Objective: Capital appreciation as a primary objective and income as a secondary objective.
TA PIMCO Total Return – Service Class	Transamerica PIMCO Total Return VP – Service Class	Pacific Investment Management Company LLC
Investment Objective: Maximum total return consistent with preservation of capital and prudent investment management.

(1)

Some subaccounts may be available for certain policies and may not be available for all policies. You should work with your registered representative to decide which subaccount(s) may be appropriate for you based on a thorough analysis of your particular insurance needs, financial objective, investment goals, time horizons, and risk tolerance.

(2)

There can be no assurance that the Transamerica AEGON Money Market VP – Service Class portfolio will be able to maintain a stable net asset value per share. during extended periods of low interest rates, and partly as a result of policy charges, the yield on the TA AEGON Money Market – Service Class subaccount may become extremely low and possibly negative.

(3)	Available on or about May 1, 2012. This fund may vary for certain policies and may not be available for all policies.

APPENDIX

CONDENSED FINANCIAL INFORMATION

The following tables list the accumulation unit value information for accumulation units outstanding for policies with the highest total separate account expenses and policies with the lowest total separate account expenses available on December 31, 2011. Should the total separate account expense applicable to your policy fall between the highest and lowest charges, AND you wish to see a copy of the Condensed Financial Information applicable to your policy, such information is contained in the SAI. You can obtain a copy of the SAI FREE OF CHARGE by contacting us at:

calling:	(800) 525-6205

writing:	Transamerica Financial Life Insurance Company
4333 Edgewood Road NE
Cedar Rapids, IA 52499-0001

		Separate Account Expense 1.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Efficient Markets – Service Class	2011	$1.101020	$1.060487	0.000
Subaccount Inception Date November 19, 2009	2010	$0.994938	$1.101020	0.000
	2009	$0.989372	$0.994938	0.000
TA PIMCO Total Return – Service Class	2011	$1.162771	$1.213185	8,309.547
Subaccount Inception Date August 18, 2008	2010	$1.104210	$1.162771	13,775.475
	2009	$0.968744	$1.104210	17,309.422
	2008	$1.000000	$0.968744	0.000
TA AEGON Money Market – Service Class	2011	$0.970297	$0.955580	3,233.223
Subaccount Inception Date August 18, 2008	2010	$0.985276	$0.970297	0.000
	2009	$1.000451	$0.985276	0.000
	2008	$1.000000	$1.000451	0.000
TA AEGON U.S. Government Securities – Service Class	2011	$1.096078	$1.158025	0.000
Subaccount Inception Date August 18, 2008	2010	$1.067958	$1.096078	0.000
	2009	$1.040818	$1.067958	14,112.902
	2008	$1.000000	$1.040818	0.000
PAM TA AEGON U.S. Government Securities – Service Class	2011	$1.096078	$1.158025	0.000
Subaccount Inception Date August 18, 2008	2010	$1.067958	$1.096078	0.000
	2009	$1.040818	$1.067958	0.000
	2008	$1.000000	$1.040818	0.000
TA Vanguard ETF Index – Conservative – Service Class	2011	$1.075590	$1.092843	142,215.562
Subaccount Inception Date November 19, 2009	2010	$0.998190	$1.075590	0.000
	2009	$0.999958	$0.998190	0.000
TA Vanguard ETF Index – Balanced – Service Class	2011	$1.088247	$1.087387	176,575.127
Subaccount Inception Date August 18, 2008	2010	$0.998366	$1.088247	92,221.194
	2009	$0.870025	$0.998366	0.000
	2008	$1.000000	$0.870025	0.000
TA Vanguard ETF Index – Growth – Service Class	2011	$1.063492	$1.035415	85,049.522
Subaccount Inception Date August 18, 2008	2010	$0.955701	$1.063492	88,040.640
	2009	$0.787876	$0.955701	185,834.774
	2008	$1.000000	$0.787876	0.000
TA Vanguard ETF Index – Aggressive Growth – Service Class	2011	$1.153818	$1.091708	26,622.536
Subaccount Inception Date November 19, 2009	2010	$1.024147	$1.153818	31,524.741
	2009	$0.999958	$1.024147	0.000

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 1.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA ProFunds UltraBear Fund – Service Class OAM	2011	$0.405419	$0.319599	16,523.722
Subaccount Inception Date May 1, 2009	2010	$0.562151	$0.405419	0.000
	2009	$1.000000	$0.562151	0.000
TA AEGON Tactical Vanguard ETF – Balanced – Service Class
Subaccount Inception Date May 2, 2011	2011	$1.000000	$0.960147	0.000
TA AEGON Tactical Vanguard ETF – Conservative – Service Class
Subaccount Inception Date May 2, 2011	2011	$1.000000	$0.979952	16,091.179
TA AEGON Tactical Vanguard ETF – Growth – Service Class
Subaccount Inception Date May 2, 2011	2011	$1.000000	$0.919566	0.000

		Separate Account Expense 1.00%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Efficient Markets – Service Class	2011	$1.107725	$1.072752	712,211.399
Subaccount Inception Date November 19, 2009	2010	$0.995576	$1.107725	455,408.312
	2009	$0.989386	$0.995576	0.000
TA PIMCO Total Return – Service Class	2011	$1.177820	$1.235559	2,354,638.268
Subaccount Inception Date August 18, 2008	2010	$1.112447	$1.177820	1,360,351.179
	2009	$0.970688	$1.112447	387,213.750
	2008	$1.000000	$0.970688	22,308.117
TA AEGON Money Market – Service Class	2011	$0.982843	$0.973173	339,173.099
Subaccount Inception Date August 18, 2008	2010	$0.992662	$0.982843	133,922.782
	2009	$1.002462	$0.992662	0.000
	2008	$1.000000	$1.002462	199,508.809
TA AEGON U.S. Government Securities – Service Class	2011	$1.110246	$1.179372	1,316,156.712
Subaccount Inception Date August 18, 2008	2010	$1.075920	$1.110246	513,129.244
	2009	$1.042913	$1.075920	107,485.011
	2008	$1.000000	$1.042913	109,365.329
PAM TA AEGON U.S. Government Securities – Service Class	2011	$1.110246	$1.179372	973,826.180
Subaccount Inception Date August 18, 2008	2010	$1.075920	$1.110246	0.000
	2009	$1.042913	$1.075920	0.000
	2008	$1.000000	$1.042913	0.000
TA Vanguard ETF Index – Conservative – Service Class	2011	$1.082146	$1.105463	2,425,580.816
Subaccount Inception Date November 19, 2009	2010	$0.998832	$1.082146	1,108,989.599
	2009	$0.999973	$0.998832	0.000
TA Vanguard ETF Index – Balanced – Service Class	2011	$1.102363	$1.107479	5,349,910.226
Subaccount Inception Date August 18, 2008	2010	$1.005834	$1.102363	1,966,261.043
	2009	$0.871781	$1.005834	817,341.819
	2008	$1.000000	$0.871781	240,039.643
TA Vanguard ETF Index – Growth – Service Class	2011	$1.077284	$1.054544	6,132,422.614
Subaccount Inception Date August 18, 2008	2010	$0.962852	$1.077284	2,659,416.520
	2009	$0.789470	$0.962852	1,447,795.317
	2008	$1.000000	$0.789470	41,214.590
TA Vanguard ETF Index – Aggressive Growth – Service Class	2011	$1.160828	$1.104316	206,956.815
Subaccount Inception Date November 19, 2009	2010	$1.024800	$1.160828	79,763.318
	2009	$0.999973	$1.024800	0.000
TA ProFunds UltraBear Fund – Service Class OAM	2011	$0.409121	$0.324256	119,099.928
Subaccount Inception Date May 1, 2009	2010	$0.564212	$0.409121	1,197.178
	2009	$1.000000	$0.564212	0.000

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 1.00%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA AEGON Tactical Vanguard ETF – Balanced – Service Class
Subaccount Inception Date May 2, 2011	2011	$1.000000	$0.963618	261,963.603
TA AEGON Tactical Vanguard ETF – Conservative – Service Class
Subaccount Inception Date May 2, 2011	2011	$1.000000	$0.983487	354,739.857
TA AEGON Tactical Vanguard ETF – Growth – Service Class
Subaccount Inception Date May 2, 2011	2011	$1.000000	$0.922879	65,354.911

TA Legg Mason Dynamic Allocation – Balanced and TA Legg Mason Dynamic Allocation – Growth funds had not commenced operations as of December 31, 2011, therefore, comparable data is not available.

APPENDIX

DEATH BENEFIT

Adjusted Partial Surrender. If you make a partial surrender (withdrawal), then your guaranteed minimum death benefit is reduced by an amount called the adjusted partial surrender. The amount of the reduction depends on the relationship between your death benefit and policy value. The adjusted partial surrender is equal to (1) multiplied by (2), where:

(1) is the gross partial surrender;

(2) is the adjustment factor = current death proceeds prior to the gross partial surrender divided by the policy value prior to the gross partial surrender, where death proceeds are equal to the maximum of the policy value, cash value, and the death benefit.

The following examples describe the effect of a surrender on the guaranteed minimum death benefit and policy value.

Example 1

Current guaranteed minimum death benefit before surrender	$75,000
Current policy value before surrender	$50,000
Current death benefit proceeds	$75,000
Total gross partial surrender	$15,600
Adjusted partial surrender = $15,600 * (75,000/50,000)	$23,400
New guaranteed minimum death benefit (after surrender) = 75,000 – 23,400	$51,600
New policy value (after surrender) = 50,000 –15,600	$34,400

Summary:
Reduction in guaranteed minimum death benefit	= $	23,400
Reduction in policy value	= $	15,600

*	This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal.
**	The guaranteed minimum death benefit is reduced more than the policy value because the guaranteed minimum death benefit was greater than the policy value just prior to the surrender.

Death Benefit — (Continued)

Example 2

Current guaranteed minimum death benefit before surrender	$50,000
Current policy value before surrender	$75,000
Current death benefit proceeds	$75,000
Total gross partial surrender	$15,450
Adjusted partial surrender = $15,450 * (75,000/75,000)	$15,450
New guaranteed minimum death benefit (after surrender) = 50,000 – 15,450	$34,550
New policy value (after surrender) = 75,000 – 15,450	$59,550

Summary:
Reduction in the guaranteed minimum death benefit	= $	15,450
Reduction in policy value	= $	15,450

*	This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal.
**	The guaranteed minimum death benefit and policy value are reduced by the same amount because the policy value was higher than the guaranteed minimum death benefit just prior to the surrender.

Death Benefit — (Continued)

Hypothetical Example

In this example, certain death benefit values at various points in time are depicted based on hypothetical assumed rates of performance. This example is for illustrative purposes only and assumes a single $100,000 premium payment by a sole owner and annuitant who is age 50. It further assumes no subsequent premium payments or withdrawals.

End of Year	Net Rate of Return for Fund*	Policy Value (No GMDB Elected)	Policy Value (Return of Premium GMDB Elected)	Return of Premium GMDB	Policy Value (Annual Step-up GMDB Elected)	Annual Step-Up GMDB
Issue	N/A	$100,000	$100,000	$100,000	$100,000	$100,000
1	-4%	$95,550	$95,400	$100,000	$95,200	$100,000
2	18%	$112,319	$112,000	$100.000	$111,574	$111,574
3	15%	$128,661	$128,128	$100,000	$127,418	$127,418
4	-7%	$119,076	$118,390	$100,000	$117,479	$127,418
5	2%	$120,922	$120,047	$100,000	$118,889	$127,418
6	10%	$132,470	$131,332	$100,000	$129,827	$129,827
7	14%	$150,420	$148,930	$100,000	$146,964	$146,964
8	-3%	$145,230	$143,569	$100,000	$141,379	$146,964
9	17%	$169,266	$167,114	$100,000	$164,283	$164,283
10	6%	$178,660	$176,138	$100,000	$172,826	$172,826

*	The assumed rate does reflect the deduction of a hypothetical fund fee but does not reflect the deduction of any other fees, charges or taxes. The death benefit values do reflect the deduction of the hypothetical base policy fees and hypothetical death benefit fees. Different hypothetical returns and fees would produce different results.

APPENDIX

GUARANTEED LIFETIME WITHDRAWAL BENEFIT COMPARISON TABLE

Important aspects of the Living Benefits Rider, the Retirement Income ChoiceSM 1.2 Rider, the Income LinkSM Rider or the Retirement Income MaxSM Rider are summararized in the following chart.

Note: The Living Benefits Rider, the Retirement Income ChoiceSM 1.2 Rider, the Income LinkSM Rider or the Retirement Income MaxSM Rider and any additional options available under these riders, may vary for certain policies and may not be available for all policies; the Guaranteed Lifetime Withdrawal Benefit Riders may not be available in all states. You should consult with tax and financial professionals to determine which of these riders is appropriate for you.

Living Benefits Rider 3/4	Retirement Income ChoiceSM 1.2 Rider	Income LinkSM Rider	Retirement Income MaxSM Rider
Benefit:	Benefit:	Benefit:	Benefit:

• Provides:	• Provides	• Provides:	• Provides:

(1)Guaranteed Minimum Accumulation Benefit (“GMAB”)—Ten years after you elect the rider (“guaranteed future value date”), your policy value will equal your guaranteed future value (calculated as described below). After that date, the guaranteed future value equals zero.

(2) Guaranteed Minimum

Withdrawal Benefit (“GMWB”)—a maximum annual withdrawal amount (calculated as described below) regardless of your policy value; we account for withdrawals you take under the rider by applying two different withdrawal guarantees, “principal back,” for withdrawals of up to 7% of your total withdrawal base,or “for life,” for withdrawals up to 5% of your total withdrawal base.

(1)Guaranteed Lifetime Withdrawal Benefit (“GLWB”)—i.e., a level of cash withdrawals (and payments from us, if necessary) regardless of the performance of the Designated Investment Option or the Open Allocation Option that you select.

(2) Growth—On each of the first 10 rider anniversaries, we add an annual growth credit (5% of the withdrawal base immediately before the rider anniversary) to the withdrawal base if no withdrawals have occurred during the preceding rider year.

(3) Automatic Step-Up—We will automatically step-up the withdrawal base on each rider anniversary. You can opt out of the automatic step-up if the automatic step-up would result in an increase in the rider fee percentage.

(1) Guaranteed Lifetime Withdrawal Benefit (“GLWB”)—i.e., a series of cash withdrawals (and payments from us, if necessary), which are based on a withdrawal percentage that is higher for a defined period and lower thereafter, regardless of the Designated Investment Option that you select.

(2) Automatic Step-Up—We will automatically step-up the withdrawal base on each rider anniversary. You can opt out of the automatic step-up if the automatic step-up would result in an increase in the rider fee percentage.

(1) Guaranteed Lifetime Withdrawal Benefit (“GLWB”)—i.e., a level of cash withdrawals (and payments from us, if necessary) regardless of the performance of the designated investment choices that you select – if you invest in certain designated investment choices.

(2) Growth—On each of the first 10 rider anniversaries, we add an annual growth credit (5% of the withdrawal base immediately before the rider anniversary) to the withdrawal base if no withdrawals have occurred during the preceding rider year.

(3) Automatic Step-Up—We will automatically step-up the withdrawal base on each rider anniversary. You can opt out of the automatic step-up if the automatic step-up would result in an increase in the rider fee percentage.

Guaranteed Lifetime Withdrawal Benefit Comparison Table — (Continued)

Living Benefits Rider	Retirement Income ChoiceSM 1.2 Rider	Income LinkSM Rider	Retirement Income MaxSM Rider

• Upgrades:	• Upgrades:

(1) Before the annuitant’s 86th birthday, you can upgrade the total withdrawal base (for GMWB) and the guaranteed future value (for GMAB) by sending us written notice.

(2) If you upgrade, the current rider terminates and a new rider is issued (which may have a higher rider fee).

You may request by sending us written notice. If you upgrade, the current rider terminates and a new rider is issued (which may have a higher rider fee).If you have elected the joint life option under the rider, you cannot elect a manual upgrade if the annuitant or an annuitant’s spouse is 86 or older (unless state law requires a lower maximum age).

	• Additional Options:	• Additional Options:	• Additional Options:

(1) Death Benefit Option – You may add an amount to the death benefit payable under the base policy.

(2) Joint Life Option – You may elect to postpone termination of the rider until the later of the death of the annuitant or the death of the annuitant’s spouse. The annuitant’s spouse must be either a joint owner (along with the annuitant) or the sole primary beneficiary

(without a joint owner).

(1) Joint Life Option – You may elect to postpone termination of the rider until the later of the death of the annuitant or the death of the annuitant’s spouse. The annuitant’s spouse must be either a joint owner (along with the annuitant) or the sole primary beneficiary (without a joint owner).

(1) Joint Life Option – You may elect to postpone termination of the rider until the later of the death of the annuitant or the death of the annuitant’s spouse. The annuitant’s spouse must be either a joint owner (along with the annuitant) or the sole primary beneficiary (without a joint owner).

Availability: • 0 – 80 (unless state law requires a lower maximum issue age	Availability: • Younger than age 86 (unless state law requires a lower maximum issue age)	Availability: • At least 55 years old and not yet age 81 (unless state law requires a lower maximum issue age)	Availability: • Issue age is at least age 56 and not yet age 86 for Single Life and at least age 65 but not yet age 86 for Joint Life (unless state law requires a lower maximum issue age)

Guaranteed Lifetime Withdrawal Benefit Comparison Table — (Continued)

Living Benefits Rider	Retirement Income ChoiceSM 1.2 Rider	Income LinkSM Rider	Retirement Income MaxSM Rider
Charge: (1) 0.90% of total withdrawal base on each rider anniversary under the “principal back” withdrawal guarantee under the rider.

For riders issued on or after December 12, 2011. Charges:

(1) for Base Benefit only—0.70% to 1.55% annually (single and joint life) of withdrawal base deducted on each rider quarter;

(2) Open Investment Option – 1.25% annually (single life and joint life) of withdrawal base deducted on each rider quarter;

(3)with Death Benefit Option— 0.25% annually (single life) or 0.20% (joint life) of withdrawal base deducted on each rider quarter, in addition to the base benefit fee.

For riders issued before December 12, 2011. Charges:

(1) for Base Benefit only—0.45% to 1.40% annually (single and joint life) of withdrawal base deducted on each rider quarter;

(2) Open Investment Option – 1.20% annually (single life and joint life) of withdrawal base deducted on each rider quarter;

(3)with Death Benefit Option— 0.25% (single life) or 0.20% (joint life) annually of withdrawal base deducted on each rider quarter, in addition to the base benefit fee.

Charges: (1) 0.90% annually (single life and joint life) of withdrawal base deducted on each rider quarter.

For riders issued on or after December 12, 2011. Charges:

(1) 1.25% annually (single life and joint life)of withdrawal base deducted on each rider quarter.

For riders issued before December 12, 2011. Charges:

(1) 1.00% annually (single life and joint life) of withdrawal base deducted on each rider quarter.

Guaranteed Lifetime Withdrawal Benefit Comparison Table — (Continued)

Living Benefits Rider	Retirement Income ChoiceSM 1.2 Rider	Income LinkSM Rider	Retirement Income MaxSM Rider

Investment Restrictions:

•    Portfolio Allocation Method (“PAM”)—We monitor your policy value and, as we deem necessary to support the guarantees under the rider, may transfer amounts between investment options that we designate and the variable investment choices that you select.

Investment Restrictions:

•    Designated Investment option—You must allocate 100% of your policy value to one or more investment options that we designate.

•    Open Investment option (“OA”) – We monitor your policy value and, as we deem necessary to support the guarantees under the rider, may transfer amounts between investment options that we designate and the variable investment choices that you select.

		Investment Restrictions: • Designated Investment option—You must allocate 100% of your policy value to one or more investment options that we designate.	Investment Restrictions: • You must allocate 100% of your policy value to one or more investment options that we designate.

APPENDIX

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS

The following examples show the effect of withdrawals on the benefits under the Living Benefits Rider.

GUARANTEED MINIMUM ACCUMULATION BENEFIT

Gross partial withdrawals will reduce the guaranteed future value by an amount equal to the greater of:

1)	the gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the amount of gross partial withdrawal;

B	is the policy value immediately prior to the gross partial withdrawal; and

C	is the guaranteed future value immediately prior to the gross partial withdrawal.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under the guaranteed minimum accumulation benefit.

EXAMPLE 1:

Assumptions:

Policy value prior to withdrawal (“PV”) = $90,000

Guaranteed future value prior to withdrawal (“GFV”) = $100,000

Gross withdrawal amount (“WD”) = $10,000

Step One. What is the pro rata value of the amount withdrawn?

1.	Formula is (WD / PV) * GFV = pro rata amount

2.	($10,000 / $90,000) * $100,000 = $11,111.11

Step Two. Which is larger, the $10,000 withdrawal or the $11,111.11 pro rata amount?

$11,111.11 pro rata amount

Step Three. After the withdrawal is taken, what will be new guaranteed future value?

$100,000 - $11,111.11 = $88,888.89

Result. If no more withdrawals are taken, the guaranteed future value on the 10th rider anniversary is $88,888.89.

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS — (Continued)

EXAMPLE 2:

Assumptions:

PV = $120,000

GFV= $100,000

WD= $10,000

Step One. What is the pro rata value of the amount withdrawn?

1.	Formula is (WD / PV) * GFV = pro rata amount

2.	($10,000 / $120,000) * $100,000 = $8,333.33

Step Two. Which is larger, the $10,000 withdrawal or the $8,333.33 pro rata amount?

$10,000 withdrawal

Step Three. After the withdrawal is taken, what will be new guaranteed future value?

$100,000 - $10,000 = $90,000

Result. If no more withdrawals are taken, the guaranteed future value on the 10th Rider Anniversary is $90,000.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT

Total Withdrawal Base. Gross partial withdrawals up to the maximum annual withdrawal amount will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the total withdrawal base by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the total withdrawal base prior to the withdrawal of the excess amount.

Minimum Remaining Withdrawal Amount. Gross partial withdrawals up to the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by the same amount (dollar-for-dollar). Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS — (Continued)

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the minimum remaining withdrawal amount after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under the guaranteed lifetime withdrawal benefit.

When a withdrawal is taken, three parts of the guaranteed lifetime withdrawal benefit can be affected:

1.	Minimum remaining withdrawal amount (“MRWA”)

2.	Total withdrawal base (“TWB”)

3.	Maximum annual withdrawal amount (“MAWA”)

EXAMPLE 1 (7% “PRINCIPAL BACK”):

Assumptions:

TWB = $100,000

MRWA = $100,000

7% WD would be $7,000 (7% of the current $100,000 total withdrawal base)

WD = $7,000

Excess withdrawal (“EWD”) = None

PV = $100,000

You = Owner and Annuitant (Age 60)

Step One. Is any portion of the withdrawal greater than the “principal back” maximum annual withdrawal amount?

No. There is no excess withdrawal under the “principal back” guarantee if no more than $7,000 is withdrawn.

Step Two. What is the minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $7,000 (there is no excess to deduct)

2.	$100,000 - $7,000 = $93,000.

Result. In this example, because no portion of the withdrawal was in excess of $7,000, the “principal back” total withdrawal base does not change and the “principal back” minimum remaining withdrawal amount is $93,000.00.

EXAMPLE 2 (7% “PRINCIPAL BACK”):

Assumptions:

TWB = $100,000

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS — (Continued)

MRWA = $100,000

7% WD would be $7,000 (7% of the current $100,000 total withdrawal base)

WD = $8,000

EWD = $1,000 ($8,000 - $7,000)

PV = $90,000

You = Owner and Annuitant (Age 60)

Step One. Is any portion of the total withdrawal greater than the maximum annual withdrawal amount?

Yes. $8,000 - $7,000 = $1,000 (the excess withdrawal amount)

Step Two. Calculate how much of the “principal back” minimum remaining withdrawal amount is affected by the excess withdrawal.

1.	Formula for pro rata amount is: (EWD / (PV - 7% WD)) * (MRWA - 7% WD)

2.	($1,000 / ($90,000 - $7,000)) * ($100,000 - $7,000) = $1,120.48

Step Three. Which is larger, the actual $1,000 excess withdrawal amount or the $1,120.48 pro rata amount?

$1,120.48 pro rata amount

Step Four. What is the “principal back” minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $7,000 + $1,120.48 (pro rata excess) = $8,120.48

2.	$100,000 - $8,120.48 = $91,879.52

Result. The “principal back” minimum remaining withdrawal amount is $91,879.52.

NOTE. For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted as well as a new lower maximum annual withdrawal amount. Had the withdrawal for this example not been more than $7,000, the “principal back” total withdrawal base would remain at $100,000 and the “principal back” maximum annual withdrawal amount would be $7,000. However, because an excess withdrawal has been taken, the total withdrawal base is also changed (this is the amount the 7% is based on).

New “principal back” total withdrawal base:

Step One. The total withdrawal base is only reduced by the excess withdrawal amount or the pro rata amount if greater.

Step Two. Calculate how much the total withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV - 7% WD)) * TWB before any adjustments

2.	($1,000 / ($90,000 - $7,000)) * $100,000 = $1,204.82

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS — (Continued)

Step Three. Which is larger, the actual $1,000 excess withdrawal amount or the $1,204.82 pro rata amount?

$1,204.82 pro rata amount.

Step Four. What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?

$100,000 - $1,204.82 = $98,795.18

Result. The new “principal back” total withdrawal base is $98,795.18

New “principal back” maximum annual withdrawal amount:

Because the “principal back” total withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new maximum annual withdrawal amount for the 7% “principal back” guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Step One. What is the new “principal back” maximum annual withdrawal amount?

$98,795.18 (the adjusted total withdrawal base) * 7% = $6,915.66

Result. Going forward, the maximum you can take out in a rider year is $6,915.66 without causing an excess withdrawal for the “principal back” guarantee and further reduction of the “principal back” total withdrawal base.

EXAMPLE 3 (5% “FOR LIFE”):

Assumptions:

TWB = $100,000

MRWA = $100,000

5% WD would be $5,000 (5% of the current $100,000 total withdrawal base)

WD = $5,000

Excess withdrawal (“EWD”) = None

PV = $100,000

You = Owner and Annuitant (Age 60)

Step One. Is any portion of the withdrawal greater than the “for life” maximum annual withdrawal amount?

No. There is no excess withdrawal under the “for life” guarantee if no more than $5,000 is withdrawn.

Step Two. What is the minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $5,000 (there is no excess to deduct).

2.	$100,000 - $5,000 = $95,000.

Result. In this example, because no portion of the withdrawal was in excess of $5,000, the “for life” total withdrawal base does not change and the “for life” minimum remaining withdrawal amount is $95,000.00.

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS — (Continued)

EXAMPLE 4 (5% “FOR LIFE”):

Assumptions:

TWB = $100,000

MRWA = $100,000

5% WD would be $5,000 (5% of the current $100,000 total withdrawal base)

WD = $7,000

EWD = $2,000 ($7,000 - $5,000)

PV = $90,000

You = Owner and Annuitant (Age 60)

Step One. Is any portion of the total withdrawal greater than the maximum annual withdrawal amount?

Yes. $7,000 - $5,000 = $2,000 (the excess withdrawal amount)

Step Two. Calculate how much of the “for life” minimum remaining withdrawal amount is affected by the excess withdrawal.

1.	Formula for pro rata amount is: (EWD / (PV - 5% WD)) * (MRWA - 5% WD)

2.	($2,000 / ($90,000 - $5,000)) * ($100,000 - $5,000) = $2,235.29

Step Three. Which is larger, the actual $2,000 excess withdrawal amount or the $2,235.29 pro rata amount?

$2,235.29 pro rata amount

Step Four. What is the “for life” minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $5,000 + $2,235.29 (pro rata excess) = $7,235.29

2.	$100,000 - $7,235.29 = $92,764.71

Result. The “for life” minimum remaining withdrawal amount is $92,764.71.

NOTE. For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted as well as a new lower maximum annual withdrawal amount. Had the withdrawal for this example not been more than $5,000, the “for life” total withdrawal base would remain at $100,000 and the “for life” maximum annual withdrawal amount would be $5,000. However, because an excess withdrawal has been taken, the total withdrawal base is also changed (this is the amount the 5% is based on).

New “for life” total withdrawal base:

Step One. The total withdrawal base is only reduced by the excess withdrawal amount or the pro rata amount if greater.

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS — (Continued)

Step Two. Calculate how much the total withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV - 5% WD)) * TWB before any adjustments

2.	($2,000 / ($90,000 - $5,000)) * $100,000 = $2,352.94

Step Three. Which is larger, the actual $2,000 excess withdrawal amount or the $2,352.94 pro rata amount?

$2,352.94 pro rata amount.

Step Four. What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?

$100,000 - $2,352.94 = $97,647.06

Result. The new “for life” total withdrawal base is $97,647.06

New “for life” maximum annual withdrawal amount:

Because the “for life” total withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new maximum annual withdrawal amount for the 5% “for life” guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Step One. What is the new “for life” maximum annual withdrawal amount?

$97,647.06 (the adjusted total withdrawal base) * 5% = $4,882.35

Result. Going forward, the maximum you can take out in a rider year is $4,882.35 without causing an excess withdrawal for the “for life” guarantee and further reduction of the “for life” total withdrawal base.

APPENDIX

PAM METHOD TRANSFERS

To make the Living Benefits Rider available, we monitor your policy value and guarantees under the rider daily and periodically transfer amounts between your selected investment options and the PAM Subaccount. We determine the amount and timing of PAM Method transfers between the investment options and the PAM Subaccount according to a mathematical model.

The mathematical model is designed to calculate how much of your policy value should be allocated to the PAM Subaccount. Based on this calculation, transfers into or out of the PAM Subaccount will occur (subject to the previously disclosed thresholds). The formula is:

Percent of Policy Value required in PAM Subaccount (or X) = e-Dividend*Time *(1- NormDist(d1))

where:

e = Base of the Natural Logarithm

NormDist = Cumulative Standard Normal Distribution

d1 = [ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]

In order to calculate the percent of policy value required in the PAM Subaccount, we must first calculate d1:

d1 = [ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]

where:

ln = Natural Logarithm Function

G = Guarantee Ratio

R = Rate

F = Fees

V = Volatility

T = Time

After calculating d1, the percent of policy value required in the PAM Subaccount can be calculated. Once calculated, appropriate transfers into or out of the PAM Subaccount will occur (subject to the thresholds).

Following is a brief discussion of the values used in the formula.

The POLICY VALUE includes the value in both the investment options and in the PAM Subaccount.

The GUARANTEE RATIO is the policy value divided by 7% “Principal Back” Minimum Remaining Withdrawal Amount.

PAM METHOD TRANSFERS — (Continued)

The RATE is the interest rate used for the PAM Method. It is based on a long-term expectation based on historical interest rates and may vary over time.

The FEES is an approximation of average policy fees and charges associated with policies that have elected the Living Benefits Rider. This value may change over time.

The VOLATILITY represents the volatility of the returns of policy value for all in force policies and is based on the long-term expectation of the degree to which the policy values tend to fluctuate. This value may vary over time.

The TIME is an approximation based on actuarial calculations of historical average number of years (including any fraction) which we anticipate remain until any potential payments are made under the benefit. This value may vary over time.

The PERCENT OF POLICY VALUE TO BE ALLOCATED TO THE PAM SUBACCOUNT is computed for each policy. Ultimately the allocation for a policy takes into account the guarantees under the rider and the limit on allocations to the PAM Subaccount.

The CUMULATIVE STANDARD NORMAL DISTRIBUTION function assumes that random events are distributed according to the classic bell curve. For a given value it computes the percentage of such events which can be expected to be less than that value.

The NATURAL LOGARITHM function for a given value, computes the power to which e must be raised, in order to result in that value. Here, e is the base of the natural logarithms, or approximately 2.718282.

Example: Day 1: Policy Value Declines by 10%

For purposes of this example we will assume that the policy value declines by 10% to $90,000 the day after the rider issue date from the initial premium amount of $100,000 producing a guarantee ratio of 90% ($90,000/$100,000). We will also assume:

Guarantee Ratio = 90%

Rate = 4.5%

Volatility = 10%

Fees = 3%

Time = 20

First we calculate d1.

d1=[ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]

d1=[ln(.90)+(.045 – .03 +.5*.10 ^ 2)* 20]/[.10 * 20^.5]

d1=.658832

PAM METHOD TRANSFERS — (Continued)

Using the value we just calculated for d1 we can now calculate the percent of policy value required in the PAM Subaccount.

Percent of Policy Value in PAM Subaccount (or X) = e-Dividend*Time *(1-NormDist(d1))

X= (2.718282 ^ -.03 * 20) * (1 – NormDist(.658832))

X = 13.9948%

Therefore, 13.9948% of the policy value is transferred to the PAM Subaccount, resulting in a total transfer of $12,595.32.

Day 2: Policy Value Recovers to 105% of Initial Value after the 10% Decline

For purposes of this example we will assume that after the policy value declined to $90,000 it recovered the next day to $105,000 producing a guarantee ratio of 105% ($105,000/$100,000). We will also assume:

Guarantee Ratio = 105%

Rate = 4.5%

Volatility = 10%

Fees = 3%

Time = 20

First we calculate d1.

d1=[ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]

d1=[ln(1.05)+(.045 – .03 +.5*.10 ^ 2)* 20]/[.10 * 20^.5]

d1= 1.003524

Using the value we just calculated for d1 we can now calculate the percent of policy value required in the PAM Subaccount.

Percent of Policy Value in PAM Subaccount (or X) = e-Dividend*Time *(1 – NormDist(d1))

X= (2.718282 ^ -.03 * 20) * (1 – NormDist(1.003524))

X = 8.6605%

While the mathematical model would suggest we transfer only a portion of the policy value in the PAM Subaccount into your investment options (leaving 8.6605% in the PAM Subaccount), all of the policy value in the PAM Subaccount will be transferred into your investment options. If the Guarantee Ratio equals or exceeds 100%, then your policy value is greater than or equal to the value of the guarantee and there is no current need for any policy value to be allocated to the PAM Subaccount.

APPENDIX

GUARANTEED LIFETIME WITHDRAWAL BENEFIT

ADJUSTED PARTIAL SURRENDERS – RETIREMENT INCOME CHOICESM 1.2 RIDER

When a withdrawal is taken, three parts of the guaranteed lifetime withdrawal benefit can be affected:

1.	Withdrawal Base (“WB”)

2.	Rider Withdrawal Amount (“RWA”)

3.	Rider Death Benefit (“RDB”)

Withdrawal Base. Gross partial withdrawals in a rider year up to the rider withdrawal amount will not reduce the withdrawal base. Gross partial withdrawals in a rider year in excess of the rider withdrawal amount will reduce the withdrawal base by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the withdrawal base prior to the withdrawal of the excess amount.

Rider Death Benefit. Gross partial withdrawals in a rider year up to the rider withdrawal amount will reduce the rider death benefit by the amount withdrawn (dollar-for-dollar). Gross partial withdrawals in a rider year in excess of the rider withdrawal amount will reduce the rider death benefit by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the rider death benefit after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under this guaranteed lifetime withdrawal benefit.

Example 1 (Base):

Assumptions:

Withdrawal Base (“WB”) = $100,000

Guaranteed Lifetime Withdrawal Benefit — (Continued)

Rider Withdrawal Amount (“RWA”) = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base)

Gross partial withdrawal (“GPWD”) = $5,000

Excess withdrawal (“EWD”) = None

Policy Value (“PV”) = $100,000

You = owner and annuitant, age 71 at time withdrawals begin, which means Withdrawal Percentage is 5%.

Question: Is any portion of the withdrawal greater than the rider withdrawal amount?

No. There is no excess withdrawal under the guarantee since no more than $5,000 is withdrawn.

Result. In this example, because no portion of the withdrawal was in excess of $5,000, the withdrawal base does not change.

Example 2 (Excess Withdrawal):

Assumptions:

WB = $100,000

RWA = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base)

GPWD = $7,000

EWD = $2,000 ($7,000 - $5,000)

PV = $90,000

You = owner and annuitant, age 71 at time withdrawals begin, which means Withdrawal Percentage is 5%.

Result. For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $5,000, the withdrawal base would remain at $100,000 and the rider withdrawal amount would be $5,000 starting on the next rider anniversary. However, because an excess withdrawal has been taken, the withdrawal base is also reduced (this is the amount the 5% is based on).

New withdrawal base:

Step One. The withdrawal base is reduced only by the amount of the excess withdrawal or the pro rata amount, if greater.

Step Two. Calculate how much the withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV - 5% withdrawal)) * WB before any adjustments

2.	($2,000 / ($90,000 - $5,000)) * $100,000 = $2,353

Step Three. Which is larger, the actual $2,000 excess withdrawal or the $2,353 pro rata amount? $2,353 pro rata amount.

Guaranteed Lifetime Withdrawal Benefit — (Continued)

Step Four. What is the new withdrawal base upon which the rider withdrawal amount is based? $100,000 - $2,353 = $97,647

Result. The new withdrawal base is $97,647

New rider withdrawal amount:

Because the withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new rider withdrawal amount for the 5% guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Question: What is the new rider withdrawal amount?

$97,647 (the adjusted withdrawal base) * 5% = $4,882

Result. Going forward, the maximum you can take out in a year without causing an excess withdrawal and further reduction of the withdrawal base (assuming there are no future automatic step-ups) is $4,882.

Example 3 (Base demonstrating growth):

Assumptions:

WB = $100,000

Automatic step-up never occurs and no withdrawals are taken in the first 10 rider years.

WB in 8 years (assuming an annual growth rate percentage of 5.0%) = $100,000 * (1 + ..05) ^ 8 = $147,745

RWA = 5% withdrawal beginning 8 years from the rider date would be $7,387 (5% of the then-current $147,745 withdrawal base)

GPWD = $7,387

EWD = None

PV = $90,000 in 8 years

You (if you elected RIC 1.2) = owner and annuitant, age 68 on rider issue; age 76 at time withdrawals begin, which means Withdrawal Percentage is 5%

Question: Is any portion of the withdrawal greater than the rider withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $7,387 is withdrawn in a rider year.

Result. In this example, because no portion of the withdrawal was in excess of $7,387, the withdrawal base does not change.

Guaranteed Lifetime Withdrawal Benefit — (Continued)

Example 4 (Base demonstrating WB growth with Additional Death Payment Option):

Assumptions:

You (if you elected RIC 1.2) = owner and annuitant, age 68 on rider issue; age 76 at time withdrawals begin, which means Withdrawal Percentage is 5%

WB at rider issue = $100,000

Automatic step-up never occurs and no withdrawals are taken in the first 10 rider years.

WB in 8 years (assuming an annual growth rate percentage of 5.0%) = $100,000 * (1 + .05) ^ 8 = $147,745

Rider Death Benefit (“RDB”) (optional additional death benefit for additional cost) = $100,000

RWA = 5% withdrawal beginning 8 years from the rider date would be $7,387 (5% of the then-current $147,745 withdrawal base)

GPWD = $7,387

EWD = None

PV = $90,000 in 8 years

Step One. Is any portion of the withdrawal greater than the rider withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $7,387 is withdrawn.

Step Two. What is the rider death benefit after the withdrawal has been taken?

1.	Total to deduct from the rider death benefit is $7,387 (there is no excess to deduct)

2.	$100,000 - $7,387 = $92,613.

Result. In this example, because no portion of the withdrawal was in excess of $7,387, the total withdrawal base does not change and the rider death benefit reduces to $92,613.

Example 5 (Base with WB growth with Additional Death Payment Option illustrating excess withdrawal):

Assumptions:

You = owner and annuitant, age 61 on rider issue; age 74 at time withdrawals begin, which means withdrawal percentage is 5%.

WB at rider issue = $100,000

Automatic step-up never occurs and no withdrawals are taken in the first 10 rider years.

WB in 10 years (assuming an annual growth rate percentage of 5.0%) = the greater of $100,000 * (1 + .05) ^ 10 = $162,889.

RDB (optional additional death benefit for additional cost) = $100,000

RWA = 5% withdrawal beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 withdrawal base)

GPWD = $15,000

EWD = $6,856 ($15,000 - $8,144)

PV = $90,000 in 10 years

Guaranteed Lifetime Withdrawal Benefit — (Continued)

Step One. Is any portion of the total withdrawal greater than the rider withdrawal amount?

Yes. $15,000 – $8,144 = $6,856 (the excess withdrawal amount)

Step Two. Calculate how much of the rider death benefit is affected by the excess withdrawal.

1.	Formula for pro rata amount is: (EWD / (PV – 5% withdrawal)) * (RDB – 5% withdrawal)

2.	($6,856 / ($90,000 – $8,144)) * ($100,000 – $8,144) = $7,694

Step Three. Which is larger, the actual $6,856 excess withdrawal amount or the $7,694 pro rata amount?

$7,694 pro rata amount.

Step Four. What is the rider death benefit after the withdrawal has been taken?

1.	Total to deduct from the rider death benefit is $8,144 (RWA) + $7,694 (pro rata excess) = $15,838

2.	$100,000 – $15,838 = $84,162.

Result. The rider benefit is $84,162.

Note: Because there was an excess withdrawal amount in this example, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $8,144, the withdrawal base would remain at $162,889 and the rider withdrawal amount would be $8,144. However, because an excess withdrawal has been taken, the withdrawal base is also reduced.

New benefit base:

Step One. The withdrawal base is reduced only by the amount of the excess withdrawal or the pro rata amount if greater.

Step Two. Calculate how much the withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD/(PV – 5% withdrawal)) * WB before any adjustments

2.	($6,856 / ($90,000 - $8,144)) * $162,889 = $13,643

Step Three. Which is larger, the actual $6,856 excess withdrawal amount or the $13,643 pro rata amount?

$13,643 pro rata amount.

Step Four. What is the new withdrawal base upon which the rider withdrawal amount is based?

$162,889 – $13,643 = $149,246

Result. The new benefit base is $149,246

Guaranteed Lifetime Withdrawal Benefit — (Continued)

New rider withdrawal amount:

Because the withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new rider withdrawal amount for the 5% benefit percentage guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Step One. What is the new rider withdrawal amount?

$149,246 (the adjusted withdrawal base) * 5% = $7,462

Result. Going forward, the maximum you can take out in a year without causing an excess withdrawal and further reduction of the benefit base is $7,462.

APPENDIX

OA METHOD TRANSFERS

To make the Retirement Income ChoiceSM 1.2 Benefit available, we monitor your policy value and guarantees under the rider daily and periodically transfer amounts between your selected investment options and the OA Subaccount. We determine the amount and timing of OA Method transfers between the investment options and the OA Subaccount according to a mathematical model.

The mathematical model is designed to calculate how much of your policy value should be allocated to the OA Subaccount. Based on this calculation, transfers into or out of the OA Subaccount will occur (subject to the previously disclosed thresholds). The formula is:

Percent of Policy Value required in OA Subaccount (or X) = e-Dividend*Time *(1- NormDist(d1))

where:

e = Base of the Natural Logarithm

NormDist = Cumulative Standard Normal Distribution

d1 = [ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]

In order to calculate the percent of policy value required in the OA Subaccount, we must first calculate d1:

d1 = [ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]

where:

ln = Natural Logarithm Function

G = Guarantee Ratio

R = Rate

F = Fees

V = Volatility

T = Time

After calculating d1, the percent of policy value required in the OA Subaccount can be calculated. Once calculated, appropriate transfers into or out of the OA Subaccount will occur (subject to the thresholds).

Following is a brief discussion of the values used in the formula.

The POLICY VALUE includes the value in both the investment options and in the OA Subaccount.

The GUARANTEE RATIO is the policy value divided by the greater of (1) premiums minus any adjusted partial withdrawals or (2) present value of rider withdrawal amount (the present value of the rider amount looks at the sum of the expected lifetime payments discounted using a factor of 5.5).

OA METHOD TRANSFERS — (Continued)

The RATE is the interest rate used for the OA Method. It is based on a long-term expectation based on historical interest rates and may vary over time.

The FEES is an approximation of average policy fees and charges associated with policies that have elected the RIC 1.2 rider. This value may change over time.

The VOLATILITY represents the volatility of the returns of policy value for all in force policies and is based on the long-term expectation of the degree to which the policy values tend to fluctuate. This value may vary over time.

The TIME is an approximation based on actuarial calculations of historical average number of years (including any fraction) which we anticipate remain until any potential payments are made under the benefit. This value may vary over time.

The PERCENT OF POLICY VALUE TO BE ALLOCATED TO THE OA SUBACCOUNT is computed for each policy. Ultimately the allocation for a policy takes into account the guarantees under the rider and the limit on allocations to the OA Subaccount.

The CUMULATIVE STANDARD NORMAL DISTRIBUTION function assumes that random events are distributed according to the classic bell curve. For a given value it computes the percentage of such events which can be expected to be less than that value.

The NATURAL LOGARITHM function for a given value, computes the power to which e must be raised, in order to result in that value. Here, e is the base of the natural logarithms, or approximately 2.718282.

Example:

Day 1: Policy Value Declines by 10%

For purposes of this example, we will assume that the policy value declines by 10% to $90,000 the day after the rider issue date from the initial premium amount of $100,000, producing a guarantee ratio of 90% ($90,000/$100,000) and invoking an OA transfer. We will also assume:

Guarantee Ratio = 90%

Rate = 4.5%

Volatility = 10%

Fees = 3%

Time = 20

Percentage of policy value in fixed account = 15%

Maximum percentage of policy value in OA Subaccount at time of transfer = 20%

First we calculate d1.

OA METHOD TRANSFERS — (Continued)

d1=[ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]

d1=[ln(.90)+(.045 – .03 +.5*.10 ^ 2)* 20]/[.10 * 20^.5]

d1=.658832

Using the value we just calculated for d1, we can now calculate the percent of policy value required in the OA Subaccount.

Percent of Policy Value desired in OA Subaccount (or DOA) = min(MAX2OA%, e-Dividend*Time *(1-NormDist(d1)))

DOA = min(.20, (2.718282 ^ -.03 * 20) * (1 – NormDist(.658832)))

DOA = min(20%, 13.9948%)

DOA = 13.9948%

This percentage gets adjusted if either there is money already in the OA Subaccount or if there is money in the fixed account. When the GR% crosses the lower threshold as in this situation, the ultimate OA transfer percentage is calculated as follows:

X = max (0, DOA – (OA% + FA% / 3)

X = max (0, 13.9948% – (0% + 15% / 3)

X = max (0, 13.9948% – 5%)

X = 8.9948%

Therefore, 8.9948% of the policy value is transferred to the OA Subaccount, resulting in a total transfer of

$8,095.32.

Day 2: Policy Value Recovers to 95% of Initial Value after the 10% Decline

For purposes of this example we will assume that after the policy value declined to $90,000, it recovered the next day to $95,000 producing a guarantee ratio of 95% ($95,000/$100,000) and invoking an OA transfer. We will also assume:

Guarantee Ratio = 95%

Rate = 4.5%

Volatility = 10%

Fees = 3%

Time = 20

Percentage of policy value in fixed account = 14%

Maximum percentage of policy value in OA Subaccount at time of transfer = 20%

Percentage of policy value in OA Subaccount = 8%

First we calculate d1.

OA METHOD TRANSFERS — (Continued)

d1=[ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]

d1=[ln(.95)+(.045 – .03 +.5*.10 ^ 2)* 20]/[.10 * 20^.5]

d1= .779732

Using the value we just calculated for d1, we can now calculate the percent of policy value required in the OA Subaccount.

Percent of Policy Value desired in OA Subaccount (or DOA) = min(MAX2OA%, e-Dividend*Time *(1 - NormDist(d1)))

DOA = min(.20, (2.718282 ^ -.03 * 20) * (1 – NormDist(.779732)))

DOA = min(20%, 11.9517%)

DOA = 11.9517%

This percentage gets adjusted if either there is money already in the OA Subaccount or if there is money in the fixed account. When the GR% crosses the upper threshold as in this situation, the ultimate OA transfer percentage is calculated as follows:

X = min (OA%, max(0, OA% + FA% / 3 – DOA%))

X = min(8%, max(0, 8% + 14% / 3 – 11.9517%))

X = min(8%, max(0, 0.714967%))

X = 0.714967%

Therefore, due to the policy value recovery, 0.714967% of the policy value will be transferred out of the OA Subaccount pro rata back into their current investment options, resulting in a total transfer of $679.22.

Day 3: Policy Value further recovers to 105% of Initial Value

For purposes of this example we will assume that after the policy value recovered to $95,000, it further recovered the next day to $105,000 producing a guarantee ratio of 105% ($105,000/$100,000) and invoking an OA transfer. We will also assume:

Guarantee Ratio = 105%

Rate = 4.5%

Volatility = 10%

Fees = 3%

Time = 20

Percentage of policy value in fixed account = 13%

Maximum percentage of policy value in OA Subaccount at time of transfer = 20%

Percentage of policy value in OA Subaccount = 6%

OA METHOD TRANSFERS — (Continued)

First we calculate d1.

d1=[ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]

d1=[ln(1.05)+(.045 – .03 +.5*.10 ^ 2)* 20]/[.10 * 20^.5]

d1= 1.003524

Using the value we just calculated for d1, we can now calculate the percent of policy value required in the OA Subaccount.

Percent of Policy Value desired in OA Subaccount (or DOA) = min(MAX2OA%, e-Dividend*Time *(1 - NormDist(d1)))

DOA = min(.20, (2.718282 ^ -.03 * 20) * (1 – NormDist(1.003524)))

DOA = min(20%, 8.6605%)

DOA = 8.6605%

This percentage gets adjusted if either there is money already in the OA Subaccount or if there is money in the fixed account. When the GR% crosses the upper threshold as in this situation, the ultimate OA transfer percentage is calculated as follows:

X = min (OA%, max(0, OA% + FA% / 3 – DOA%))

X = min(6%, max(0, 6% + 13% / 3 – 8.6605%))

X = min(6%, max(0, 1.67283%))

X = 1.67283%

While the mathematical model would suggest we transfer only a portion of the policy value in the OA Subaccount into your investment options (leaving 4.32717% (6% – 1.67283%) in the OA Subaccount), all of the policy value in the OA Subaccount will be transferred into your investment options. If the Guarantee Ratio equals or exceeds 100%, then your policy value is greater than or equal to the value of the guarantee and there is no current need for any policy value to be allocated to the OA Subaccount.

APPENDIX

GUARANTEED LIFETIME WITHDRAWAL BENEFIT

ADJUSTED PARTIAL SURRENDERS - INCOME LINKSM RIDER

When a withdrawal is taken, three parts of the guaranteed lifetime withdrawal benefit can be affected:

1.	Withdrawal Base (“WB”)

2.	Rider Withdrawal Amount (“RWA”)

3.	Income LinkSM Rider Systematic Withdrawals (“ILSW”)

Withdrawal Base. Income LinkSM rider systematic withdrawals (and certain minimum required distributions) will not reduce the withdrawal base. Non-Income LinkSM rider systematic withdrawals (and minimum required distributions calculated other than as provided for in the rider or not taken via a systematic withdrawal program) will reduce the withdrawal base by an amount equal to the greater of:

1)	the amount of the non-Income LinkSM rider systematic withdrawal (or non-qualifying minimum required distribution); and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the amount in 1 above;

B	is the policy value prior to the withdrawal; and

C	is the withdrawal base prior to the withdrawal.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under this guaranteed lifetime withdrawal benefit.

Assumptions:

WB = $100,000

RWA = 6% withdrawal would be $6,000 (6% of the current $100,000 withdrawal base)

ILSW = $500 per month

Non-ILSW = $10,000 (taken after the eighteenth monthly Income LinkSM rider systematic withdrawal)

PV = $90,000

Assumes single life withdrawal option of 6% for 6 years and 4% thereafter has been elected. Non-Income LinkSM rider systematic withdrawal occurs during the second Income LinkSM rider withdrawal year (which means the withdrawal percentage is 6%).

Result. For the guaranteed lifetime withdrawal benefit, because there was a non-Income LinkSM rider systematic withdrawal, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount and Income LinkSM rider systematic withdrawal amount calculated.

New withdrawal base:

Step One. The withdrawal base is reduced only by the amount of the amount of the non-Income LinkSM rider systematic withdrawal or the pro rata amount, if greater.

Guaranteed Lifetime Withdrawal Benefit — (Continued)

Step Two. Calculate how much the withdrawal base is affected by the non-Income LinkSM rider systematic withdrawal.

1.	The formula is (Non-ILSW / (PV before withdrawal)) * WB before any adjustments

2.	($10,000 / ($90,000)) * $100,000 = $11,111

Step Three. Which is larger, the actual $10,000 non-Income LinkSM rider systematic withdrawal or the $11,111 pro rata amount? $11,111 pro rata amount.

Step Four. What is the new withdrawal base upon which the rider withdrawal amount is based? $100,000 - $11,111 = $88,889

Result. The new withdrawal base is $88,889. Please note the percentage reduction in the withdrawal base is used in calculating the revised RWA and ILSW.

New rider withdrawal amount:

Because the withdrawal base was adjusted (due to the non-Income LinkSM rider systematic withdrawal) we have to calculate a new (remaining) rider withdrawal amount. This calculation assumes no more non-Income LinkSM rider systematic withdrawal activity prior to the next Income LinkSM rider withdrawal year.

Question: What is the new (remaining) rider withdrawal amount for the remainder of the Income LinkSM rider withdrawal year?

$3,000 (the remaining rider withdrawal amount) - ($3000*11.11%) = $2,667

Result. Going forward, the maximum you can take out in a benefit year without causing a negative withdrawal base adjustment and further reduction of the withdrawal base (assuming there are no future automatic step-ups) is $5,333.

New Income LinkSM rider systematic withdrawal amount:

Because the withdrawal base was adjusted (due to the non-Income LinkSM rider systematic withdrawal) we have to calculate a new Income LinkSM rider systematic withdrawal amount. This calculation assumes no more non-Income LinkSM rider systematic withdrawal activity prior to the next Income LinkSM rider withdrawal year.

Question: What is the new Income LinkSM rider systematic withdrawal amount?

$500 (the old Income LinkSM rider systematic withdrawal amount) - ($500*11.11%) = $444

Result. Going forward (until the seventh Income LinkSM rider withdrawal year), the Income LinkSM rider systematic withdrawal amount (assuming there are no future automatic step-ups) is $444

APPENDIX

GUARANTEED LIFETIME WITHDRAWAL BENEFIT
ADJUSTED PARTIAL SURRENDERS - RETIREMENT INCOME MAXSM RIDER

When a withdrawal is taken, the following parts of the guaranteed lifetime withdrawal benefit can be affected:

1.	Withdrawal Base (“WB”)

2.	Rider Withdrawal Amount (“RWA”)

Withdrawal Base. Gross partial withdrawals in a rider year up to the rider withdrawal amount will not reduce the withdrawal base. Gross partial withdrawals in a rider year in excess of the rider withdrawal amount will reduce the withdrawal base by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the rider withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the withdrawal base prior to the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under this guaranteed lifetime withdrawal benefit.

Example 1 (Base):

Assumptions:

Withdrawal Base (“WB”) = $100,000

Rider Withdrawal Amount (“RWA”) = 5.3% withdrawal would be $5,300 (5.3% of the current $100,000 withdrawal base)

Gross partial withdrawal (“GPWD”) = $5,300

Excess withdrawal (“EWD”) = None

Policy Value (“PV”) = $100,000 (PV after GPWD = $94,700)

You = owner and annuitant, age 71 at time withdrawals begin, which means Withdrawal Percentage is 5.3%.

Question: Is any portion of the withdrawal greater than the rider withdrawal amount?

No. There is no excess withdrawal under the guarantee since no more than $5,300 is withdrawn.

Result. In this example, because no portion of the withdrawal was in excess of $5,300, the withdrawal base does not change.

Example 2 (Excess Withdrawal):

Assumptions:

WB = $100,000

RWA = 5.3% withdrawal would be $5,300 (5.3% of the current $100,000 withdrawal base)

GPWD = $7,000

EWD = $1,700 ($7,000 – $5,300)

PV = $90,000

You = owner and annuitant, age 71 at time withdrawals begin, which means Withdrawal Percentage is 5.3%.

Result. For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $5,300, the withdrawal base would remain at $100,000 and the rider withdrawal amount would be $5,300 starting on the next rider anniversary. However, because an excess withdrawal has been taken, the withdrawal base is also reduced (this is the amount the 5.3% is based on).

New withdrawal base:

Step One. The withdrawal base is reduced only by the amount of the excess withdrawal or the pro rata amount, if greater.

Step Two. Calculate how much the withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV – 5.3% withdrawal)) * WB before any adjustments

2.	($1,700 / ($90,000 – $5,300)) * $100,000 = $2,007.08

Step Three. Which is larger, the actual $1,700 excess withdrawal or the $2,007.08 pro rata amount? $2,007.08 pro rata amount.

Step Four. What is the new withdrawal base upon which the rider withdrawal amount is based? $100,000 - $2,007.08 = $97,992.92

Result. The new withdrawal base is $97,992.92

New rider withdrawal amount:

Because the withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new rider withdrawal amount for the 5.3% guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Question: What is the new rider withdrawal amount?

$97,992.92 (the adjusted withdrawal base) * 5.3% = $5,193.62

Result. Going forward, the maximum you can take out in a year without causing an excess withdrawal and further reduction of the withdrawal base (assuming there are no future automatic step-ups) is $5,193.62.

Example 3 (Base demonstrating growth):

Assumptions:

WB = $100,000

Automatic step-up never occurs and no withdrawals are taken.

WB in 8 years (assuming an annual growth rate percentage of 5%) = $100,000 * (1 + .05) ^ 8 = $147,745.54

RWA = 5.3% withdrawal beginning 8 years from the rider date would be $7,830.51 (5.3% of the then-current $147,745.54 withdrawal base)

GPWD = $7,830.51

EWD = None

PV = $90,000 in 8 years

You = owner and annuitant, age 63 on rider issue; age 71 at time withdrawals begin, which means Withdrawal Percentage is 5.3%.

Question: Is any portion of the withdrawal greater than the rider withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $7,830.51 is withdrawn in a rider year.

Result. In this example, because no portion of the withdrawal was in excess of $7,830.51, the withdrawal base does not change.

Example 4 (Minimum Required Distribution “MRD”):

WB= $100,000

Automatic Step-up and growth never occur.

RWA for rider year beginning July 1, 2010 = 5.3% withdrawal would be $5,300 (5.3% of the current $100,000 withdrawal base).

MRD for 2010 = $6,000 (calculated as set forth in the rider)

MRD for 2011 = $6,500 (calculated as set forth in the rider)

GPWD on February 1, 2011 = $6,500 EWD = $500

Question: Is any portion of the withdrawal greater than the rider withdrawal amount or the minimum required withdrawal calculated pursuant to the terms of the rider?

Yes. Because more than $6,000 (the greater of the RWA ($5,500) or MRD for the tax year on that rider anniversary ($6,000) was withdrawn, there is an excess withdrawal of $500 (6,500 – 6,000 = 500). Please note, even though the withdrawal occurred in 2011, the MRD for 2011 does not become part of the RWA calculation until July 1, 2011 (the rider anniversary during that tax year).

Result: Because there was an excess withdrawal amount, the withdrawal base needs to be adjusted and a new lower withdrawal amount calculated. See Example 2 (Excess Withdrawal) for an example ofhow the new withdrawal base and new rider withdrawal amount are calculated.

APPENDIX

HYPOTHETICAL EXAMPLE OF THE WITHDRAWAL BASE CALCULATION -

RETIREMENT INCOME MAXSM RIDER

The following table demonstrates, on a purely hypothetical basis, the withdrawal base calculation for the Retirement Income MaxSM rider using an initial premium payment of $100,000 for a Single Life Option rider at an issue age of 80. All values shown are post transaction values.

Rider Year	Hypothetical Policy Value	Subsequent Premium Payment		Withdrawal		Excess WB Adjustment		Growth Amount		High MonthiversarySM Value		Withdrawal Base		Rider Withdrawal Amount
	$100,000	$		$		$		$			$100,000	$100,000			$6,300
1	$102,000	$		$		$		$			$102,000	$100,000			$6,300
1	$105,060	$		$		$		$			$105,060	$100,000			$6,300
1	$107,161	$		$		$		$			$107,161	$100,000			$6,300
1	$110,376	$		$		$		$			$110,376	$100,000			$6,300
1	$112,584	$		$		$		$			$112,584	$100,000			$6,300
1	$115,961	$		$		$		$			$115,961	$100,000			$6,300
1	$118,280	$		$		$		$			$118,280	$100,000			$6,300
1	$121,829	$		$		$		$			$121,829	$100,000			$6,300
1	$124,265	$		$		$		$			$124,265	$100,000			$6,300
1	$120,537	$		$		$		$			$124,265	$100,000			$6,300
1	$115,716	$		$		$		$			$124,265	$100,000			$6,300
1	$109,930	$		$		$			$105,000		$124,265	$124,265	[1]		$7,829
2	$112,129	$		$		$		$			$112,129	$124,265			$7,829
2	$115,492	$		$		$		$			$115,492	$124,265			$7,829
2	$117,802	$		$		$		$			$117,802	$124,265			$7,829
2	$121,336	$		$		$		$			$121,336	$124,265			$7,829
2	$124,976	$		$		$		$			$124,976	$124,265			$7,829
2	$177,476		$50,000	$		$		$			$177,476	$174,265			$10,979
2	$175,701	$		$		$		$			$177,476	$174,265			$10,979
2	$172,187	$		$		$		$			$177,476	$174,265			$10,979
2	$167,022	$		$		$		$			$177,476	$174,265			$10,979
2	$163,681	$		$		$		$			$177,476	$174,265			$10,979
2	$166,955	$		$		$		$			$177,476	$174,265			$10,979
2	$170,294	$		$		$			$182,979		$177,476	$182,979	[2]		$11,528
3	$166,888	$		$		$		$			$166,888	$182,979			$11,528
3	$171,895	$		$		$		$			$171,895	$182,979			$11,528
3	$173,614	$		$		$		$			$173,614	$182,979			$11,528
3	$178,822	$		$		$		$			$178,822	$182,979			$11,528
3	$175,246	$		$		$		$			$178,822	$182,979			$11,528
3	$151,741	$			$20,000		$9,676	$		$		$173,303		$
3	$154,775	$		$		$		$		$		$173,303		$
3	$159,419	$		$		$		$		$		$173,303		$

Rider Year	Hypothetical Policy Value	Subsequent Premium Payment	Withdrawal	Excess WB Adjustment	Growth Amount	High MonthiversarySM Value	Withdrawal Base		Rider Withdrawal Amount
3	$161,013	$	$	$	$	$	$173,303		$
3	$165,843	$	$	$	$	$	$173,303		$
3	$174,135	$	$	$	$	$	$173,303		$
3	$181,101	$	$	$	$	$	$181,101	[1]		$11,409

(1)	Automatic Step Up Applied
(2)	Growth Applied

APPENDIX

RETIREMENT INCOME CHOICESM RIDER – NO LONGER AVAILABLE FOR NEW SALES

If you elected to purchase the optional Retirement Income ChoiceSM rider which provides you with a guaranteed lifetime withdrawal benefit if you invest only in certain designated investment choices. This rider is available during the accumulation phase. The tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the Retirement Income ChoiceSM rider for a qualified policy.

Retirement Income ChoiceSM – Base Benefit

This benefit is intended to provide a level of cash withdrawals and payments from us, if necessary, regardless of the performance of the designated investment choices you select. Under this benefit, you can receive (first as withdrawals from your policy value and, if necessary, as payments from us) up to the rider withdrawal amount each rider year, starting with the rider year immediately following the annuitant’s 59th birthday and lasting until the annuitant’s death (unless your withdrawal base is reduced to zero because of “excess withdrawals”; see “Withdrawal Base Adjustments” and “Rider Death Benefit Adjustments”, below). A rider year begins on the rider date (the date the rider becomes effective) and on each anniversary thereafter. All withdrawals before the annuitant is 59 are excess withdrawals; a penalty tax may be assessed on amounts withdrawn from the policy before the owner reaches age 59 1/2.

Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 56 years old. Further assume that you do not make any additional withdrawals or premium payments, no automatic step-ups occurred, but that after ten years your policy value has declined to $90,000 solely because of negative investment performance. With an annual growth rate percentage of 5.0%, after 10 years the withdrawal base is equal to $162,889. You could withdraw up to $8,144 which is the applicable withdrawal percentage of 5.0% multiplied by the withdrawal base of $162,889, each rider year for the rest of your life (assuming that you take your first withdrawal when you are age 66, that you do not withdraw more than the rider withdrawal amount in any one year and there are no future automatic step-ups.)

Of course, you can always withdraw an amount up to your cash value pursuant to your rights under the policy at your discretion.

Example continued. Assume the same facts as above, but you withdraw $10,000 when you are 66 years old. That excess withdrawal decreases your future rider withdrawal amount to $7,960.

See “Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders – Retirement Income ChoiceSM Rider” below for examples showing the effect of hypothetical withdrawals in more detail.

Please note:

•

You will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.

•

We have designed this rider for you to take withdrawals each calendar year that are less than or equal to the rider withdrawal amount. You should not purchase this rider if you plan to take withdrawals in excess of the rider withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by the rider.

•

Because the guaranteed lifetime withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the rider withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take maximum advantage of the tax deferral aspect of the policy.

•

All policy value must be allocated to a limited number of specified funds (see “Designated Investment Choices” below). You should consult with your registered representative to assist you in determining whether these investment restrictions are suited for your financial needs and risk tolerance.

•	Cumulative withdrawals in any rider year in excess of the rider withdrawal amount are excess withdrawals.

•	An excess withdrawal may impact the rider withdrawal amount, withdrawal base, and rider death benefit (if applicable) on a greater than dollar-for-dollar basis.

•	Any withdrawal will reduce your rider death benefit (if applicable).

•	Upon the death of the annuitant, the Retirement Income ChoiceSM rider terminates and there are no more additional guaranteed withdrawals.

Like all withdrawals, withdrawals under this benefit also:

•	reduce your policy value;

•	reduce your base policy death benefit and other benefits;

•	may be subject to surrender charges;

•	may be subject to income taxes and federal tax penalties; and

•	may be limited or restricted under certain qualified policies.

Rider Withdrawal Amount. You can withdraw up to the rider withdrawal amount (after age 59) in any rider year without causing an excess withdrawal. See “Withdrawal Base Adjustments” and “Rider Death Benefit Adjustments”, below. The rider withdrawal amount may be referred to as “minimum remaining withdrawal amount” in your policy statement and other documents.

The rider withdrawal amount is zero if the annuitant is not 59 years old on the rider date and remains zero until the first day of the rider year after the annuitant’s 59th birthday. If the annuitant is at least 59 years old on the date that the rider is elected (“rider date”), then the rider withdrawal amount is equal to the withdrawal base multiplied by the withdrawal percentage (see below).

For qualified policies: If the plan participant (generally the annuitant) is at least 70 1/2 years old, the rider withdrawal amount for that rider year (and each subsequent rider year) is equal to the greater of:

•	the rider withdrawal amount described above; or

•

an amount equal to a minimum required distribution amount calculated using only: (1) the living annuitant’s age, (2) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (3) the policy value of the base policy, (including the present value of any additional benefits provided under the policy to the extent required to be taken into account under IRS guidance) and (4) amounts from the current calendar year (no carry-over from past years). Only amounts calculated as set forth above can be used as the rider withdrawal amount.

Once your policy value reaches zero, you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. In order to receive withdrawals guaranteed by this rider after your policy value reaches zero, you must select the frequency of future withdrawals. Once selected, the amount and frequency of future withdrawals after your policy value reaches zero cannot be changed.

Please note:

•

If the rider is added prior to the annuitant’s 59th birthday, the rider withdrawal amount will be zero until the beginning of the rider year after the annuitant’s 59th birthday, however, you will still be charged a rider fee prior to this time.

•

You cannot carry over any portion of your rider withdrawal amount that is not withdrawn during a rider year for withdrawal in a future rider year. This means that if you do not take the rider withdrawal amount during a rider year, you cannot take more than the rider withdrawal amount in the next rider year and maintain the rider’s guarantees.

•	Excess withdrawals may cause you to lose the benefit of the rider.

•	All policy value must be allocated to a limited number of specified funds (See “Designated Investment Choices” below).

Withdrawal Percentage. We use the withdrawal percentage to calculate the rider withdrawal amount. The withdrawal percentage is determined by the annuitant’s age at the time of the first withdrawal taken on or after the rider anniversary immediately following the annuitant’s 59th birthday. The withdrawal percentage is as follows:

Age at time of first withdrawal	Withdrawal Percentage
0 - 58	0.0%
59 - 69	5.0%
70 - 79	6.0%
≥ 80	7.0%

Please note, once established, the withdrawal percentage will not increase even though the annuitant’s age increases.

Withdrawal Base. We use the withdrawal base to calculate the rider withdrawal amount. The withdrawal base on the rider date is the policy value (less any premium enhancement, if the rider is added in the first policy year). During any rider year, the withdrawal base is equal to the withdrawal base on the rider date or most recent rider anniversary, plus subsequent premium payments, less subsequent withdrawal base adjustments. The withdrawal base may be referred to as “total withdrawal base” in your policy statement and other documents.

Please note:

•

We determine the withdrawal base solely to calculate the rider withdrawal amount and rider fee. Your withdrawal base is not a cash value, a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of policy value.

•

Because the withdrawal base is generally equal to the policy value on the rider date, the rider withdrawal amount may be lower if you delay electing the rider and the policy value decreases before you elect the rider.

On each rider anniversary, the withdrawal base will equal the greatest of:

•	Current withdrawal base;

•	The withdrawal base immediately before the rider anniversary increased by the growth credit (see “Growth” below);

•	The policy value on any monthiversary, including the current rider anniversary (see “Automatic Step-Up” below).

Growth. On each of the first ten rider anniversaries, we will add an annual growth credit to your withdrawal base if no withdrawal occurred during the preceding rider year. The annual growth credit is equal to 5% of the withdrawal base immediately before the rider anniversary (i.e., withdrawal base x 0.05).

Please note: Because a withdrawal will eliminate a potential growth credit, you should consider your need or possible need to take withdrawals within 10 rider years in deciding whether to purchase the rider.

Automatic Step-Up. On each rider anniversary, we will automatically step-up the withdrawal base to an amount equal to the greater of (1) the highest policy value on any monthiversary during the preceding rider year if no excess withdrawal occurred or (2) the policy value on the rider anniversary, if the withdrawal base after any annual growth credit is applied, is less than that amount.

Beginning on the fifth rider anniversary, the rider fee percentage may increase (or decrease) at the time of any automatic step-up.

Automatic Step-Up Opt Out. Each time an automatic step-up will result in a rider fee percentage increase, you have the option to reject the automatic step-up and reinstate the withdrawal base and rider fee percentage to their respective amounts immediately before the automatic step-up, provided that you do so within 30 days after a rider anniversary on which the automatic step-up occurred. We must receive your rejection (each time you elect to opt out), in a form satisfactory to us, at our Administrative and Service Office within the same 30 day period after the rider anniversary on which the automatic step-up occurred. Opting out of one step-up does not operate as an opt-out of any future step-ups.

Withdrawal Base Adjustments. Cumulative gross partial withdrawals up to the rider withdrawal amount in any rider year will not reduce the withdrawal base. Cumulative gross partial withdrawals in excess of the rider withdrawal amount in any rider year (“excess withdrawals”) will reduce the withdrawal base, by the greater of the dollar amount of the excess withdrawal or a pro rata amount (in proportion to the reduction in the policy value), possibly to zero. Withdrawal base adjustments occur immediately following excess withdrawals. See “Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders – Retirement Income ChoiceSM Rider” below for examples showing the effect of hypothetical withdrawals in more detail including an excess withdrawal that reduces the withdrawal base by a pro rata amount. Excess withdrawals may eliminate any guarantee offered by this rider.

Designated Investment Choices. If you elected this rider, you must allocate 100% of your policy value to one or more of the following “designated investment choices:”

TA AEGON Money Market – Service Class

TA AEGON Tactical Vanguard ETF – Balanced – Service Class

TA AEGON Tactical Vanguard ETF – Conservative – Service Class

TA AEGON Tactical Vanguard ETF – Growth – Service Class

TA AEGON U.S. Government Securities – Service Class

TA Efficient Markets – Service Class

TA PIMCO Total Return – Service Class

TA Vanguard ETF Index – Balanced – Service Class

TA Vanguard ETF Index – Conservative – Service Class

TA Vanguard ETF Index – Growth – Service Class

Fixed Account

If you elected this rider, you may transfer amounts among the designated investment choices (subject to the terms and conditions stated in the prospectus); however, you cannot transfer any amount (or allocate premium payments) to any other subaccount. After the fifth rider anniversary (and each successive fifth rider anniversary), you can terminate this rider. Starting the next business day, you may transfer to a non-designated investment choice. Terminating the rider will result in losing all your benefits under the rider.

Please note:

•	The earliest you can transfer to a non-designated investment choice is the first business day after the fifth rider anniversary. You will be required to terminate the rider first.

•

We can eliminate a designated investment choice at any time. If a designated investment choice is eliminated, then a policy owner will be given the option to reallocate the value in the eliminated designated investment choice to other designated investment choices.

Manual Upgrades. You can upgrade the withdrawal base to the policy value during the 30-day period following each successive fifth rider anniversary by sending us written notice in a form acceptable to us, as long as the rider issue requirements for a new rider are met. At this time the rider withdrawal amount and, if applicable, the rider death benefit will be recalculated. If an upgrade is elected, your current rider will terminate and a new rider will be issued with a new rider date and its own rider fee percentage and growth rate (which may be higher or lower than your current rider fee percentage and growth rate). The new rider date will be the date the Company receives all necessary information. You cannot elect a manual upgrade if the annuitant is 86 or older.

Retirement Income ChoiceSM – Additional Option. You may elect the Death Benefit option with the Retirement Income ChoiceSM rider. There is an additional fee for this option.

Rider Death Benefit Option:

If you elected this rider, you can also elect to add an additional amount to the death benefit payable under the base policy, upon the death of the annuitant. The additional amount will be equal to the excess, if any, of the rider death benefit over the greater of any optional guaranteed minimum death benefit or the base policy death benefit. (See “Section 8. Death Benefit.”) The additional amount can be zero.

Rider Death Benefit. The rider death benefit on the rider date is the policy value (less any premium enhancement if the rider is added in the first policy year). After the rider date, the rider death benefit is equal to:

•	the rider death benefit on the rider date; plus

•	subsequent premium payments; less

•	adjustments for withdrawals (as described under “Rider Death Benefit Adjustments,” below).

Rider Death Benefit Adjustments. Gross partial withdrawals up to the rider withdrawal amount in a rider year will reduce the rider death benefit on a dollar-for-dollar basis. Gross partial withdrawals in excess of the rider withdrawal amount in a rider year will reduce the rider death benefit by the greater of the dollar amount of the excess withdrawal or a pro rata amount (in proportion to the reduction in policy value) possibly to zero. See “Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders – Retirement Income ChoiceSM Rider” below for examples showing the effect of hypothetical withdrawals in more detail, including any excess withdrawal that results in pro rata adjustments. Rider death benefit adjustments occur immediately following all withdrawals.

Please note:

•

No additional death benefit is payable if the base policy death benefit (including any guaranteed minimum death benefit) exceeds the rider death benefit. The greater the death benefit payable under the guaranteed minimum death benefit selected, the more likely it is that an additional amount will not be payable under the rider death benefit option.

•

Excess withdrawals may eliminate the additional death benefit available with the Retirement Income ChoiceSM rider. You will continue to pay the fee for this option, even if the additional death benefit available under the rider is $0.

•	Manual upgrades to the withdrawal base will result in a recalculation of the rider death benefit. However, automatic step-ups will not reset the rider death benefit.

•

If an owner who is not the annuitant dies and the surviving spouse continues the policy, no additional amount is payable. If the policy is not continued, the surviving owner (who is also the sole beneficiary) may elect to receive lifetime income payments equal to the rider withdrawal amount divided by the number of payments each year instead of receiving the policy’s cash value.

The rider death benefit may be referred to as “minimum remaining withdrawal amount” on your policy statement and other documents.

Retirement Income ChoiceSM Rider and Additional Option Fee. A rider fee of 0.60% of the withdrawal base on each rider anniversary, is charged annually prior to annuitization for the base benefit.

If you elected the Death Benefit option with the Retirement Income ChoiceSM rider, you will be charged a fee of 0.25% of the withdrawal base on each rider anniversary prior to annuitization that is in addition to the rider fee for the base benefit.

We will also deduct all rider fees pro rata upon full surrender of the policy or other termination of the rider. The rider fees are deducted from each investment choice in proportion to the amount of policy value in each investment choice.

Please note: Because the rider fee is a percentage of your withdrawal base on each rider anniversary (rather than a percentage of policy value), the fee can be substantially more than 0.60% of your policy value if that withdrawal base is higher than your policy value.

Retirement Income ChoiceSM Rider Issue Requirements. The Company will not issue the Retirement Income ChoiceSM rider unless:

•	the annuitant is at least 55 but not yet age 86 (lower if required by state law);

•	the annuitant is also an owner (except in the case of non-natural owners); and

•	there are no more than two owners.

Termination. The Retirement Income ChoiceSM Rider and the Death Benefit option will terminate upon the earliest of the following:

•

the date we receive written notice from you requesting termination of the Retirement Income ChoiceSM rider if such notice is received by us during the 30 days following the fifth rider anniversary or every fifth rider anniversary thereafter;

•	the death of the annuitant;

•

annuitization (however, if you have reached your mandatory annuitization date you may choose an annuitization option which guarantees you lifetime payments in an amount equal to your rider withdrawal amount); or

•	termination of your policy.

Please note: This rider terminates upon annuitization and there is a mandatory annuitization date at which time your policy will be annuitized according to its terms. However, if you have reached your mandatory annuitization date, we will allow you to annuitize your policy and elect to receive lifetime annuity payments equal to your rider withdrawal amount.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT ADJUSTED PARTIAL SURRENDERS - RETIREMENT INCOME CHOICESM RIDER

The following examples show the effect of withdrawals on the benefits under the Retirement Income ChoiceSM Rider.

When a withdrawal is taken, three parts of the guaranteed lifetime withdrawal benefit can be affected:

1.	Withdrawal Base (“WB”)

2.	Rider Withdrawal Amount (“RWA”)

3.	Rider Death Benefit (“RDB”)

Withdrawal Base. Gross partial withdrawals in a rider year up to the rider withdrawal amount will not reduce the withdrawal base. Gross partial withdrawals in a rider year in excess of the rider withdrawal amount will reduce the withdrawal base by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the withdrawal base prior to the withdrawal of the excess amount.

Rider Death Benefit. Gross partial withdrawals in a rider year up to the rider withdrawal amount will reduce the rider death benefit by the amount withdrawn (dollar-for-dollar). Gross partial withdrawals in a rider year in excess of the rider withdrawal amount will reduce the rider death benefit by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the rider death benefit after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under this guaranteed lifetime withdrawal benefit.

EXAMPLE 1 (BASE):

Assumptions: WB = $100,000

RWA = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base)

Gross partial withdrawal (“GPWD”) = $5,000

Excess withdrawal (“EWD”) = None

Policy Value (“PV”) = $100,000

You = owner and annuitant, age 66 at time withdrawals begin, which means Withdrawal Percentage is 5%.

Question: Is any portion of the withdrawal greater than the rider withdrawal amount?

No. There is no excess withdrawal under the guarantee since no more than $5,000 is withdrawn.

Result. In this example, because no portion of the withdrawal was in excess of $5,000, the withdrawal base does not change.

EXAMPLE 2 (EXCESS WITHDRAWAL):

Assumptions:

WB = $100,000

RWA = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base)

GPWD = $7,000

EWD = $2,000 ($7,000 – $5,000)

PV = $90,000

You = owner and annuitant, age 66 at time withdrawals begin, which means Withdrawal Percentage is 5%.

NOTE. For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $5,000, the withdrawal base would remain at $100,000 and the rider withdrawal amount would be $5,000. However, because an excess withdrawal has been taken, the withdrawal base is also reduced (this is the amount the 5% is based on).

New withdrawal base:

Step One. The withdrawal base is reduced only by the amount of the excess withdrawal or the pro rata amount, if greater.

Step Two. Calculate how much the withdrawal base is affected by the excess withdrawal.

1. The formula is (EWD / (PV – 5% withdrawal)) * WB before any adjustments

2. ($2,000 / ($90,000 – $5,000)) * $100,000 = $2,352.94

Step Three. Which is larger, the actual $2,000 excess withdrawal or the $2,352.94 pro rata amount? $2,352.94 pro rata amount.

Step Four. What is the new withdrawal base upon which the rider withdrawal amount is based? $100,000 -$2,352.94 = $97,647.06

Result. The new withdrawal base is $97,647.06

New rider withdrawal amount:

Because the withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new rider withdrawal amount for the 5% guarantee that will be available starting on the next calendar anniversary. This calculation assumes no more activity prior to the next calendar anniversary.

Question: What is the new rider withdrawal amount?

$97,647.06 (the adjusted withdrawal base) * 5% = $4,882.35

Result. Going forward, the maximum you can take out in a year is $4,882.35 without causing excess withdrawal for the guarantee and further reduction of the withdrawal base (assuming there are no future automatic step-ups).

EXAMPLE 3 (BASE DEMONSTRATING GROWTH):

Assumptions:

WB = $100,000

Automatic step-up never occurs and no withdrawals are taken in the first 10 rider years.

WB in 10 years (assuming an annual growth rate percentage of 5.0%) = $100,000 * (1 + .05) ^ 10 = $162,889

RWA = 5% withdrawal beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 withdrawal base)

Please note that withdrawals under this rider can begin prior to the 10th rider anniversary, but the WB growth will not occur during the rider years when a withdrawal is taken and the growth stops on the 10th rider anniversary.

GPWD = $8,144

EWD = None

PV = $90,000 in 10 years

You = owner and annuitant, age 56 on rider issue; age 66 at time withdrawals begin, which means Withdrawal Percentage is 5%.

Question: Is any portion of the withdrawal greater than the rider withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $8,144 is withdrawn.

Result. In this example, because no portion of the withdrawal was in excess of $8,144, the withdrawal base does not change.

EXAMPLE 4 (BASE DEMONSTRATING WB GROWTH WITH ADDITIONAL DEATH PAYMENT OPTION):

Assumptions:

You = owner and annuitant, age 56 on rider issue; age 66 at time withdrawals begin, which means Withdrawal Percentage is 5%.

WB at rider issue = $100,000

Automatic step-up never occurs and no withdrawals are taken in the first 10 rider years.

WB in 10 years (assuming an annual growth rate percentage of 5.0%) = $100,000 * (1 + .05) ^ 10 = $162,889

RDB (optional additional death benefit for additional cost) = $100,000

RWA = 5% withdrawal beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 withdrawal base)

Please note that withdrawals under this rider can begin prior to the 10th rider anniversary, but the WB growth will not occur during the rider years when a withdrawal is taken, and the annual growth credit stops on the 10th rider anniversary.

GPWD = $8,144

EWD = None

PV = $90,000 in 10 years

Step One. Is any portion of the withdrawal greater than the rider withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $8,144 is withdrawn.

Step Two. What is the rider death benefit after the withdrawal has been taken?

1.	Total to deduct from the rider death benefit is $8,144 (there is no excess to deduct)

2.	$100,000 – $8,144 = $91,856.

Result. In this example, because no portion of the withdrawal was in excess of $8,144, the total withdrawal base does not change and the rider death benefit reduces to $91,856.

EXAMPLE 5 (BASE WITH WB GROWTH WITH ADDITIONAL DEATH PAYMENT OPTION ILLUSTRATING EXCESS WITHDRAWAL):

Assumptions:

You = owner and annuitant, age 56 on rider issue; age 66 at time withdrawals begin, which means Withdrawal Percentage is 5%.

WB at rider issue = $100,000

Automatic step-up never occurs and no withdrawals are taken in the first 10 rider years.

WB in 10 years (assuming an annual growth rate percentage of 5.0%) = $100,000 * (1 + .05) ^ 10 = $162,889

RDB (optional additional death benefit for additional cost) = $100,000

RWA = 5% withdrawal beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 withdrawal base)

Please note that withdrawals under this rider can begin prior to the 10th rider anniversary, but the WB growth will not occur during the rider years when a withdrawal is taken, and the annual growth credit stops on the 10th rider anniversary.

GPWD = $10,000

EWD = $1,856 ($10,000 – $8,144)

PV = $90,000 in 10 years

Step One. Is any portion of the total withdrawal greater than the rider withdrawal amount?

Yes. $10,000 – $8,144 = $1,856 (the excess withdrawal amount)

Step Two. Calculate how much of the rider death benefit is affected by the excess withdrawal.

1.	Formula for pro rata amount is: (EWD / (PV – 5% withdrawal)) * (RDB – 5% withdrawal)

2.	($1,856 / ($90,000 – $8,144)) * ($100,000 – $8,144) = $2,082.74

Step Three. Which is larger, the actual $1,856 excess withdrawal amount or the $2,082.74 pro rata amount?

$2,082.74 pro rata amount

Step Four. What is the rider death benefit after the withdrawal has been taken?

1.	Total to deduct from the rider death benefit is $8,144 (RWA) + $2,082.74 (pro rata excess) = $10,226.74

2.	$100,000 – $10,226.74= $89,773.26

Result. The rider benefit is $89,773.26.

NOTE. Because there was an excess withdrawal amount in this example, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $8,144, the withdrawal base would remain at $162,889 and the rider withdrawal amount would be $8,144. However, because an excess withdrawal has been taken, the withdrawal base is also reduced (this is the amount the 5% is based on).

New withdrawal base:

Step One. The total withdrawal base is reduced only by the amount of the excess withdrawal or the pro rata amount if greater.

Step Two. Calculate how much the withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV – 5% withdrawal)) * WB before any adjustments

2.	($1,856 / ($90,000 – $8,144)) * $162,889 = $3,693.34

Step Three. Which is larger, the actual $1,856 excess withdrawal amount or the $3,693.34 pro rata amount?

$3,693.34 pro rata amount.

Step Four. What is the new withdrawal base upon which the rider withdrawal amount is based?

$162,889 – $3,693.34 = $159,195.66

Result. The new withdrawal base is $159,195.66

New rider withdrawal amount:

Because the withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new rider withdrawal amount for the 5% guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Step One. What is the new rider withdrawal amount?

$159,195.66 (the adjusted withdrawal base) * 5% = $7,959.78

Result. Going forward, the maximum you can take out in a year is $7,959.78 without causing an excess withdrawal for the guarantee and further reduction of the withdrawal base.

The Retirement Income ChoiceSM rider and additional options may vary for certain policies and may not be available for all policies. This disclosure explains the material features of the Retirement Income ChoiceSM rider. The application and operation of the rider are governed by the terms and conditions of the rider itself.

APPENDIX

RETIREMENT INCOME CHOICESM WITH DOUBLE INITIAL WITHDRAWAL BASE BENEFIT RIDER - NO LONGER AVAILABLE FOR NEW SALES

If you elected to purchase the optional Retirement Income ChoiceSM with Double Initial Withdrawal Base Benefit Rider which, provides you with: (1) a guaranteed lifetime withdrawal benefit; and (2) an opportunity to increase the withdrawal base if no withdrawals have been made before the 10th rider anniversary or before the anniversary following the annuitant’s (or the annuitant’s spouse if younger and the joint life option is elected) attaining age 73, whichever is later. This rider is available during the accumulation phase, and requires that you invest only in certain investment choices. The tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the Retirement Income ChoiceSM with Double Initial Withdrawal Base Benefit Rider for a qualified policy.

Retirement Income ChoiceSM with Double Initial Withdrawal Base Benefit Rider – Base Benefit

This benefit is intended to provide a level of cash withdrawals and payments from us, if necessary, regardless of the performance of the designated investment choices you select. Under this benefit, you can receive (first as withdrawals from your policy value and, if necessary, as payments from us) up to the rider withdrawal amount each rider year, starting with the rider year immediately following the annuitant’s 59th birthday (71st birthday of the younger spouse if the joint life option is elected) and lasting until the annuitant’s death (unless your withdrawal base is reduced to zero because of “excess withdrawals”; see Withdrawal Base Adjustments, and Rider Death Benefit Adjustments, below). A rider year begins on the rider date (the date the rider becomes effective) and on each anniversary thereafter. All withdrawals before the annuitant is 59 (before the younger spouse is 71 if the joint life option is elected) are excess withdrawals; a penalty tax may be assessed on amounts withdrawn from the policy before the owner reaches age 59 1/2.

Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 56 years old. Further assume that you do not make any withdrawals or additional premium payments, no automatic step-ups occurred, but that after five years your policy value has declined to $90,000 solely because of negative investment performance. With an annual growth rate percentage of 5.0%, after 5 years the withdrawal base is equal to $127,628 ($100,000 x 1.055). You could receive up to $6,381 which is the applicable withdrawal percentage of 5.0% for the single life option multiplied by the withdrawal base of $127,628, each rider year for the rest of your life (assuming that you take your first withdrawal when you are age 61, that you do not withdraw more than the rider withdrawal amount in any one year and there are no future automatic step-ups.)

Of course, you can always withdraw an amount up to your cash value pursuant to your rights under the policy at your discretion.

Example continued. Assume the same facts as above, but you withdraw $10,000 when you are 61 years old. That excess withdrawal decreases your future rider withdrawal amount to $6,105.

See the “Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders - Retirement Income ChoiceSM with Double Initial Withdrawal Base Benefit Riders” below for examples showing the effect of hypothetical withdrawals in more detail.

Please note:

•

You will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.

•

We have designed this rider for you to take withdrawals each rider year that are less than or equal to the rider withdrawal amount. You should not purchase this rider if you plan to take withdrawals in excess of the rider withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by the rider.

•

The longer you wait to start making withdrawals under the benefit, the less time you have to benefit from the guarantee because of decreasing life expectancy as you age. On the other hand, the longer you wait to begin making withdrawals, the higher your withdrawal percentage may be and the more opportunities you will have to lock in a higher withdrawal base. You should carefully consider when to begin making withdrawals. There is a risk that you will not begin making withdrawals at the most financially beneficial time for you.

•

Because the guaranteed lifetime withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the rider withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take maximum advantage of the tax deferral aspect of the policy.

•

All policy value must be allocated to a limited number of specified funds (see “Designated Investment Choices”). You should consult with your registered representative to assist you in determining whether these investment restrictions are suited for your financial needs and risk tolerance.

•	Cumulative withdrawals in any rider year that are in excess of the rider withdrawal amount are excess withdrawals.

•	An excess withdrawal may impact the rider withdrawal amount, withdrawal base, and rider death benefit (if applicable) on a greater than dollar-for-dollar basis.

•	Any withdrawal will reduce your rider death benefit (if applicable).

•	Upon the death of the annuitant, the Retirement Income ChoiceSM with Double Initial Withdrawal Base Benefit Rider terminates.

Like all withdrawals, withdrawals under this benefit also:

•	reduce your policy value;

•	reduce your base policy death benefit and other benefits;

•	may be subject to surrender charges;

•	may be subject to income taxes and federal tax penalties; and

•	may be limited or restricted under certain qualified policies.

Rider Withdrawal Amount. You can withdraw up to the rider withdrawal amount (after age 59) in any rider year without causing an excess withdrawal. See “Withdrawal Base Adjustments” and “Rider Death Benefit Adjustments”, below.

The rider withdrawal amount is zero if the annuitant is not 59 years old (71 years old for the younger spouse if the joint option is elected) on the rider date and remains zero until the first day of the rider year after their 59th (or 71st) birthday. If the annuitant is at least 59 years old (71 years old for the younger spouse if the joint option is elected) on the date that the rider is elected (“rider date”), then the rider withdrawal amount is equal to the withdrawal base multiplied by the withdrawal percentage (see below).

For qualified policies: If the plan participant (generally the annuitant) is at least 70 1/2 years old, the rider withdrawal amount for that rider year (and each subsequent rider year) is equal to the greater of:

•	the rider withdrawal amount described above; or

•

an amount equal to a minimum required distribution amount (for the tax year on that rider anniversary) calculated using only: (1) the living annuitant’s age, (2) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (3) the policy value of the base policy, (including the present value of any additional benefits provided under the policy to the extent required to be taken into account under IRS guidance) and (4) amounts from the current calendar year (no carry-over from past years).

Only amounts calculated as set forth above can be used as the rider withdrawal amount. If the minimum required distribution amount (determined as set forth above) exceeds the rider withdrawal amount, the excess will not be treated as an excess withdrawal under the rider.

Once your policy value reaches zero, you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. In order to receive benefits guaranteed by this rider after your policy value reaches zero, you must select the amount and frequency of future payments. Once selected, the amount and frequency of payments cannot be changed.

Please note:

•

If the rider is added prior to the annuitant’s 59th birthday (71st birthday of the younger spouse if the joint option is elected), the rider withdrawal amount will be zero until the beginning of the rider year after that birthday, however, you will still be charged a rider fee prior to this time.

•

You cannot carry over any portion of your rider withdrawal amount that is not withdrawn during a rider year for withdrawal in a future rider year. This means that if you do not take the entire rider withdrawal amount during a rider year, you cannot take more than the rider withdrawal amount in the next rider year and maintain the rider’s guarantees.

•	Excess withdrawals may cause you to lose the benefit of the rider.

•	All policy value must be allocated to a limited number of specified funds (See “Designated Investment Choices” below).

Withdrawal Percentage. We use the withdrawal percentage to calculate the rider withdrawal amount. The withdrawal percentage is determined by the annuitant’s age (or the annuitant’s spouse if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the annuitant’s 59th birthday (71st birthday of the younger spouse if the joint option is elected) The withdrawal percentage is as follows:

Age at time of first withdrawal	Withdrawal Percentage— Single Life Option	Withdrawal Percentage— Joint Life Option
0-58	0.0%	NA
59-69	5.0%	NA
70-79	6.0%	5.5	% (age 71-79)
≥ 80	7.0%	6.5%

Please note, once established, the withdrawal percentage will not increase even though the annuitant’s age increases.

Withdrawal Base. We use the withdrawal base to calculate the rider withdrawal amount. The withdrawal base on the rider date is the policy value (less any premium enhancement, if the rider is added in the first policy year). During any rider year, the withdrawal base is equal to the withdrawal base on the rider date or most recent rider anniversary, plus subsequent premium payments, less subsequent withdrawal base adjustments.

Please note:

•

We determine the withdrawal base solely to calculate the rider withdrawal amount. Your withdrawal base is not a cash value, a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of policy value.

•

Because the withdrawal base is generally equal to the policy value on the rider date, the rider withdrawal amount may be lower if you delay electing the rider and the policy value decreases before you elect the rider.

On each rider anniversary, the withdrawal base will equal the greatest of:

•	Current withdrawal base;

•	The withdrawal base immediately before the rider anniversary, increased by the growth credit (see “Growth” below);

•	The policy value on any monthiversary, including the current rider anniversary (see “Automatic Step-Up” below).

Growth. On each of the first ten rider anniversaries, we will add an annual growth credit to your withdrawal base if no withdrawal occurred during the preceding rider year. The annual growth credit is equal to 5% of the withdrawal base immediately before the rider anniversary (i.e., withdrawal base x 0.05).

Please note: Because a withdrawal will eliminate a potential growth credit, you should consider your need or possible need to take withdrawals within 10 rider years in deciding whether to purchase the rider.

Automatic Step-Up. On each rider anniversary, we will automatically step-up the withdrawal base to an amount equal to the greater of (1) the highest policy value on any monthiversary during the preceding rider year if no excess withdrawal occurred or (2) the policy value on the rider anniversary, if the withdrawal base after any annual growth credit is applied, is less than that amount.

Beginning on the fifth rider anniversary, the rider fee percentage may increase (or decrease) at the time of any automatic step-up. The rider fee percentage will not exceed the maximum rider fee percentage in the fee table.

Automatic Step-Up Opt Out. Each time an automatic step-up will result in a rider fee percentage increase, you have the option to reject the automatic step-up and reinstate the withdrawal base and rider fee percentage to their respective amounts immediately before the automatic step-up, provided that you do so within 30 days after the rider anniversary on which the automatic step-up occurred. We must receive your rejection (each time you elect to opt out), in a form satisfactory to us, at our administrative and service office within the same 30 day period after the rider anniversary on which the automatic step-up occurred. Opting out of one step-up does not operate as an opt-out of any future step-ups.

Double Initial Withdrawal Base Benefit. If no withdrawals have been made 1) before the 10th rider anniversary, or 2) before the rider anniversary following the annuitant (or annuitant’s spouse if younger and the Joint Life is elected) attaining age 73, whichever is later, then the withdrawal base on that rider anniversary will be the greater of 1) the withdrawal base as calculated above or 2) the result of the withdrawal base on the rider date plus any premiums received within 90 days of the rider date, multiplied by 2. See “Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders - Retirement Income ChoiceSM with Double Initial Withdrawal Base Benefit Riders - Example 5 (no excess withdrawals) and Example 6 (excess withdrawals)” below.

Withdrawal Base Adjustments. Cumulative gross partial withdrawals up to the rider withdrawal amount in any rider year will not reduce the withdrawal base. Cumulative gross partial withdrawals in excess of the rider withdrawal amount in any rider year (“excess withdrawals”) will reduce the withdrawal base, however, by the greater of the dollar amount of the excess withdrawal or a pro rata amount (in proportion to the reduction in the policy value), possibly to zero. Withdrawal base adjustments occur immediately following excess withdrawals. See “Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders - Retirement Income ChoiceSM with Double Initial Withdrawal Base Benefit Riders” below for examples showing the effect of hypothetical withdrawals in more detail including an excess withdrawal that reduces the withdrawal base by a pro rata amount. Excess withdrawals may eliminate any guarantee offered by this rider.

Please Note: We do not monitor for, or notify you of, excess withdrawals. If you take regular or scheduled withdrawals, please pay particular attention to any excess withdrawal because your otherwise regular or scheduled non-excess withdrawals may thereafter all be excess-withdrawals that reduce or eliminate your benefit on an accelerated basis.

Designated Investment Choices. If you elected this rider, you must allocate 100% of your policy value to one or more of the following “designated investment choices:”

TA AEGON Money Market – Service Class

TA AEGON Tactical Vanguard ETF – Balanced – Service Class

TA AEGON Tactical Vanguard ETF – Conservative – Service Class

TA AEGON Tactical Vanguard ETF – Growth – Service Class

TA AEGON U.S. Government Securities – Service Class

TA Efficient Markets – Service Class

TA PIMCO Total Return – Service Class

TA Vanguard ETF Index – Balanced – Service Class

TA Vanguard ETF Index – Conservative – Service Class

TA Vanguard ETF Index – Growth – Service Class

Fixed Account

If you elected this rider, you may transfer amounts among the designated investment choices (subject to the terms and conditions stated in the prospectus); however, you cannot transfer any amount (or allocate premium payments) to any other subaccount. After the fifth rider anniversary (and each successive fifth rider anniversary), you can terminate this rider. Starting the next business day, you may transfer to a non-designated investment choice. Terminating the rider will result in losing all your benefits under the rider.

Please note:

•	The earliest you can transfer to a non-designated investment choice is the first business day after the fifth rider anniversary. You will be required to terminate the rider first.

•

We can eliminate a designated investment choice at any time. If a designated investment choice is eliminated, then a policy owner will be given the option to reallocate the value in the eliminated designated investment choice to other designated investment choices.

Manual Upgrades. You can upgrade the withdrawal base to the policy value during the 30-day period following each successive fifth rider anniversary by sending us written notice in a form acceptable to us, as long as the rider issue requirements for a new rider are met. At this time the rider withdrawal amount and, if applicable, the rider death benefit will be recalculated. If an upgrade is elected, your current rider will terminate and a new rider will be issued with a new rider date, its own rider fee percentage, and growth rate (which may be higher or lower than your current rider fee percentage and growth rate); and any options you elect to change or add to the rider base benefit. The new rider date will be the date the Company receives all necessary information in good order. You cannot elect a manual upgrade if the annuitant is 86 or older.

Retirement Income ChoiceSM with Double Initial Withdrawal Base Benefit – Additional Options

The following options are available with the Retirement Income ChoiceSM rider (the options are not mutually exclusive):

•	Death Benefit;

•	Joint Life.

There is an additional fee if you elected the Death Benefit option under the rider. If you elected the Joint Life option, then the withdrawal percentage (used to calculate the rider withdrawal amount) is lower. Furthermore, if you elected the Joint Life option in combination with the Death Benefit option, then the fee for each of the additional option will be different than under the Single Life option. See “Retirement Income ChoiceSM with Double Initial Withdrawal Base Benefit Rider and Additional Option Fees”.

1. Death Benefit. If you elected this rider, you can also elect to add an additional amount to the death benefit payable under the base policy, upon the death of the annuitant (or if the joint life option is selected, the annuitant’s spouse). The additional amount will be equal to the excess, if any, of the rider death benefit over the greater of any optional guaranteed minimum death benefit or the base policy death benefit. The additional amount can be zero. See “Section 8. Death Benefit.”

Rider Death Benefit. The rider death benefit on the rider date is the policy value (less any premium enhancement if the rider is added in the first policy year). After the rider date, the rider death benefit is equal to:

•	the rider death benefit on the rider date; plus

•	subsequent premium payments; less

•	adjustments for withdrawals (as described under “Rider Death Benefit Adjustments,” below).

Rider Death Benefit Adjustments. Gross partial withdrawals up to the rider withdrawal amount in a rider year will reduce the rider death benefit on a dollar-for-dollar basis. Gross partial withdrawals in excess of the rider withdrawal amount in a rider year will reduce the rider death benefit by the greater of the dollar amount of the excess withdrawal or a pro rata amount (in proportion to the reduction in policy value), and possibly to zero. See “Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders - Retirement Income ChoiceSM with Double Initial Withdrawal Base Benefit Riders” below for examples showing the effect of hypothetical withdrawals in more detail, including any excess withdrawal that results in pro rata adjustments. Rider death benefit adjustments occur immediately following all withdrawals.

Please note:

•

No additional death benefit is payable if the base policy death benefit (including the guaranteed minimum death benefit) exceeds the rider death benefit. The greater the death benefit payable under the guaranteed minimum death benefit selected, the more likely it is that an additional amount will not be payable under the rider death benefit option.

•

Excess withdrawals may eliminate the additional death benefit available with this rider. You will continue to pay the fee for this option, even if the additional death benefit available under the rider is $0.

•	Manual upgrades to the withdrawal base will result in a recalculation of the rider death benefit. However, automatic step-ups will not reset the rider death benefit.

•

If an owner who is not the annuitant dies and the surviving spouse continues the policy, then no additional amount is payable. If the policy is not continued, then the surviving owner (who is also the sole beneficiary) may elect to receive lifetime income payments equal to the rider withdrawal amount divided by the number of payments each year instead of receiving the policy’s cash value.

2. Joint Life Benefit. If you elected this rider, then you can also elect to postpone termination of the rider until the later of the annuitant or annuitant’s spouse’s death (only if the annuitant’s spouse continues the policy),

Please note:

•	The withdrawal percentage for each “age at the time of first withdrawal” is lower if you elect this option.

•	The annuitant’s spouse must be either a joint owner along with the annuitant or the sole primary beneficiary (and there is no joint owner), if you elect this option.

•

A former spouse of the annuitant cannot continue to keep the policy in force if no longer married to the annuitant at the time of the annuitant’s death. In that event, the rider will terminate and no additional withdrawals under the rider will be permitted.

•	The annuitant’s spouse for purposes of this rider cannot be changed to a new spouse.

•	The rider withdrawal percentage is based on the age of the younger of the annuitant and annuitant’s spouse, if you elect this option.

•	The rider death benefit is not payable until the death of the surviving spouse, if you elect this option.

•	You cannot elect a manual upgrade if the annuitant or annuitant’s spouse is 86 or older (lower if required by state law).

Retirement Income ChoiceSM with Double Initial Withdrawal Base Benefit Rider and Additional Option Fees. A rider fee, 0.90% of the withdrawal base on each rider anniversary, is charged annually prior to annuitization for the base benefit.

If you elected the death benefit option with this rider, then you will be charged a fee for that option that is in addition to the rider fee for the base benefit. The fee is charged annually prior to annuitization and is a percentage of the withdrawal base on each rider anniversary. The additional fees are as follows:

Option	Single Life	Joint Life
Death Benefit	0.25%	0.20%

We will also deduct all rider fees pro rata upon full surrender of the policy or other termination of the rider. The rider fees are deducted from each investment choice in proportion to the amount of policy value in that investment choice.

Please Note: Because the rider fee is a percentage of your withdrawal base on each rider anniversary, the fee can be substantially more than 0.90% of your policy value if that withdrawal base is higher than your policy value.

Retirement Income ChoiceSM with Double Initial Withdrawal Base Benefit Rider Issue Requirements

The Company will not issue the Retirement Income ChoiceSM with Double Initial Withdrawal Base Benefit rider unless:

•	the annuitant is at least 55 but not yet age 86 (lower if required by state law);

•	the annuitant is also an owner (except in the case of non-natural owners);

•	there are no more than two owners; and

•

if the joint life option is elected, the annuitant and annuitant’s spouse is at least 71 but not yet 86 (lower if required by state law) and (1) is a joint owner along with the annuitant or (2) is the sole primary beneficiary (and there is no joint owner).

Termination

The Retirement Income ChoiceSM with Double initial Withdrawal Base Benefit rider and any additional options will terminate upon the earliest of the following:

•

the date we receive written notice from you requesting termination of the rider if such notice is received by us during the 30 days following the fifth rider anniversary or every fifth rider anniversary thereafter;

•	the death of the annuitant (or if the joint life option was elected, the death of the annuitant’s spouse if that spouse continued the policy as the surviving spouse);

•

annuitization (however, if you have reached your maximum annuity commencement date you may choose an annuitization option which guarantees you lifetime payments in an amount equal to your rider withdrawal amount); or

•	termination of your policy.

Please note: This rider terminates upon annuitization and there is a maximum annuity commencement date at which time your policy will be annuitized according to its terms. However, if you have reached your maximum annuity commencement date, we will allow you to annuitize your policy and elect to receive lifetime annuity payments which are at least equal to your rider withdrawal amount. Please contact us for more information concerning your options.

Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders – Retirement Income ChoiceSM with Double Withdrawal Base Benefit Rider

The following examples show the effect of withdrawals on the benefits under the Retirement Income ChoiceSM with Double Withdrawal Base Benefit Rider.

When a withdrawal is taken, three parts of the guaranteed lifetime withdrawal benefit can be affected:

1.	Withdrawal Base (“WB”)

2.	Rider Withdrawal Amount (“RWA”)

3.	Rider Death Benefit (“RDB”)

Withdrawal Base. Gross partial withdrawals in a rider year up to the rider withdrawal amount will not reduce the withdrawal base. Gross partial withdrawals in a rider year in excess of the rider withdrawal amount will reduce the withdrawal base by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the withdrawal base prior to the withdrawal of the excess amount.

Rider Death Benefit. Gross partial withdrawals in a rider year up to the rider withdrawal amount will reduce the rider death benefit by the amount withdrawn (dollar-for-dollar). Gross partial withdrawals in a rider year in excess of the rider withdrawal amount will reduce the rider death benefit by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the rider death benefit after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under this guaranteed lifetime withdrawal benefit.

Example 1 (Base):

Assumptions:

WB = $100,000

RWA = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base)

Gross partial withdrawal (“GPWD”) = $5,000

Excess withdrawal (“EWD”) = None

Policy Value (“PV”) = $100,000

You = owner and annuitant, age 66 at time withdrawals begin, which means Withdrawal Percentage is 5%.

Question: Is any portion of the withdrawal greater than the rider withdrawal amount?

No. There is no excess withdrawal under the guarantee since no more than $5,000 is withdrawn.

Result. In this example, because no portion of the withdrawal was in excess of $5,000, the withdrawal base does not change.

Example 2 (Excess Withdrawal):

Assumptions:

WB = $100,000

RWA = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base)

GPWD = $7,000

EWD = $2,000 ($7,000 - $5,000)

PV = $90,000

You = owner and annuitant, age 66 at time withdrawals begin, which means Withdrawal Percentage is 5%.

NOTE. For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $5,000, the withdrawal base would remain at $100,000 and the rider withdrawal amount would be $5,000. However, because an excess withdrawal has been taken, the withdrawal base is also reduced (this is the amount the 5% is based on).

New withdrawal base:

Step One. The withdrawal base is reduced only by the amount of the excess withdrawal or the pro rata amount, if greater.

Step Two. Calculate how much the withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV - 5% withdrawal)) * WB before any adjustments

2.	($2,000 / ($90,000 - $5,000)) * $100,000 = $2,352.94

Step Three. Which is larger, the actual $2,000 excess withdrawal or the $2,352.94 pro rata amount? $2,352.94 pro rata amount.

Step Four. What is the new withdrawal base upon which the rider withdrawal amount is based? $100,000 - $2,352.94 = $97,647.06

Result. The new withdrawal base is $97,647.06

New rider withdrawal amount:

Because the withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new rider withdrawal amount for the 5% guarantee that will be available starting on the next calendar anniversary. This calculation assumes no more activity prior to the next calendar anniversary.

Question: What is the new rider withdrawal amount?

$97,647.06 (the adjusted withdrawal base) * 5% = $4,882.35

Result. Going forward, the maximum you can take out in a year is $4,882.35 without causing excess withdrawal for the guarantee and further reduction of the withdrawal base (assuming there are no future automatic step-ups).

Example 3 (Base demonstrating growth):

Assumptions:

WB = $100,000

Automatic step-up never occurs and no withdrawals are taken in the first 10 rider years.

WB in 10 years (assuming an annual growth rate percentage of 5.0%) = $100,000 * (1 + .05) ^ 10 = $162,889

RWA = 5% withdrawal beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 withdrawal base)

Please note that withdrawals under this rider can begin prior to the 10th rider anniversary, but the WB growth will not occur during the rider years when a withdrawal is taken and the growth stops on the 10th rider anniversary.

GPWD = $8,144

EWD = None

PV = $90,000 in 10 years

You = owner and annuitant, age 56 on rider issue; age 66 at time withdrawals begin, which means Withdrawal Percentage is 5%.

Question: Is any portion of the withdrawal greater than the rider withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $8,144 is withdrawn.

Result. In this example, because no portion of the withdrawal was in excess of $8,144, the withdrawal base does not change.

Example 4 (Base demonstrating WB growth with Additional Death Payment Option):

Assumptions:

You = owner and annuitant, age 56 on rider issue; age 66 at time withdrawals begin, which means Withdrawal Percentage is 5%.

WB at rider issue = $100,000

Automatic step-up never occurs and no withdrawals are taken in the first 10 rider years.

WB in 10 years (assuming an annual growth rate percentage of 5.0%) = $100,000 * (1 + .05) ^ 10 = $162,889

RDB (optional additional death benefit for additional cost) = $100,000

RWA = 5% withdrawal beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 withdrawal base)

Please note that withdrawals under this rider can begin prior to the 10th rider anniversary, but the WB growth will not occur during the rider years when a withdrawal is taken, and the annual growth credit stops on the 10th rider anniversary.

GPWD = $8,144

EWD = None

PV = $90,000 in 10 years

Step One. Is any portion of the withdrawal greater than the rider withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $8,144 is withdrawn.

Step Two. What is the rider death benefit after the withdrawal has been taken?

1.	Total to deduct from the rider death benefit is $8,144 (there is no excess to deduct)

2.	$100,000 - $8,144 = $91,856.

Result. In this example, because no portion of the withdrawal was in excess of $8,144, the total withdrawal base does not change and the rider death benefit reduces to $91,856.

Example 5 (Base with WB growth with Additional Death Payment Option illustrating excess withdrawal):

Assumptions:

You = owner and annuitant, age 56 on rider issue; age 66 at time withdrawals begin, which means Withdrawal Percentage is 5%.

WB at rider issue = $100,000

Automatic step-up never occurs and no withdrawals are taken in the first 10 rider years.

WB in 10 years (assuming an annual growth rate percentage of 5.0%) = $100,000 * (1 + .05) ^ 10 = $162,889

RDB (optional additional death benefit for additional cost) = $100,000

RWA = 5% withdrawal beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 withdrawal base)

Please note that withdrawals under this rider can begin prior to the 10th rider anniversary, but the WB growth will not occur during the rider years when a withdrawal is taken, and the annual growth credit stops on the 10th rider anniversary.

GPWD = $10,000

EWD = $1,856 ($10,000 - $8,144)

PV = $90,000 in 10 years

Step One. Is any portion of the total withdrawal greater than the rider withdrawal amount?

Yes. $10,000 - $8,144 = $1,856 (the excess withdrawal amount)

Step Two. Calculate how much of the rider death benefit is affected by the excess withdrawal.

1.	Formula for pro rata amount is: (EWD / (PV - 5% withdrawal)) * (RDB - 5% withdrawal)

2.	($1,856 / ($90,000 - $8,144)) * ($100,000 - $8,144) = $2,082.74

Step Three. Which is larger, the actual $1,856 excess withdrawal amount or the $2,082.74 pro rata amount?

$2,082.74 pro rata amount

Step Four. What is the rider death benefit after the withdrawal has been taken?

1.	Total to deduct from the rider death benefit is $8,144 (RWA) + $2,082.74 (pro rata excess) = $10,226.74

2.	$100,000 - $10,226.74= $89,773.26

Result. The rider benefit is $89,773.26.

NOTE. Because there was an excess withdrawal amount in this example, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $8,144, the withdrawal base would remain at $162,889 and the rider withdrawal amount would be $8,144. However, because an excess withdrawal has been taken, the withdrawal base is also reduced (this is the amount the 5% is based on).

New withdrawal base:

Step One. The total withdrawal base is reduced only by the amount of the excess withdrawal or the pro rata amount if greater.

Step Two. Calculate how much the withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV - 5% withdrawal)) * WB before any adjustments

2.	($1,856 / ($90,000 - $8,144)) * $162,889 = $3,693.34

Step Three. Which is larger, the actual $1,856 excess withdrawal amount or the $3,693.34 pro rata amount?

$3,693.34 pro rata amount.

Step Four. What is the new withdrawal base upon which the rider withdrawal amount is based?

$162,889 - $3,693.34 = $159,195.66

Result. The new withdrawal base is $159,195.66

New rider withdrawal amount:

Because the withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new rider withdrawal amount for the 5% guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Step One. What is the new rider withdrawal amount?

$159,195.66 (the adjusted withdrawal base) * 5% = $7,959.78

Result. Going forward, the maximum you can take out in a year is $7,959.78 without causing an excess withdrawal for the guarantee and further reduction of the withdrawal base.

The Retirement Income ChoiceSM with Double Initial Withdrawal Base Benefit rider and additional options may vary for certain policies, may not be available for all policies, and may not be available in all states. This disclosure explains the material features of the Retirement Income ChoiceSM with Double Initial Withdrawal Base Benefit rider. The application and operation of the rider are governed by the terms and conditions of the rider itself.

APPENDIX

RETIREMENT INCOME CHOICESM 1.4 RIDER – NO LONGER AVAILABLE FOR NEW SALES

If you elected to purchase the optional Retirement Income ChoiceSM 1.4 rider which, provides you with: (1) a guaranteed lifetime withdrawal benefit; and (2) an opportunity for increases in the rider withdrawal amount. This rider is available during the accumulation phase, and requires that you allocate 100% of your policy value in certain designated investment choices which are designed to help manage the Company’s risk and support the guarantees under the rider. The tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the Retirement Income ChoiceSM 1.4 rider for a qualified policy.

Retirement Income ChoiceSM 1.4 – Base Benefit

Under this benefit, you can receive up to the rider withdrawal amount each rider year (first as withdrawals from your policy value and, if necessary, as payments from us), starting with the rider year immediately following the annuitant’s (or the annuitant’s spouse if younger and the joint life option is elected) 59th birthday and lasting until the annuitant’s death (unless your withdrawal base is reduced to zero because of an “excess withdrawal”; see Withdrawal Base Adjustments and Rider Death Benefit Adjustments, below). A rider year begins on the rider date (the date the rider becomes effective) and thereafter on each anniversary of that date.

Of course, you can always withdraw an amount up to your cash value pursuant to your rights under the policy at your discretion.

See the “Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders – Retirement Income ChoiceSM 1.4 Rider” below for examples showing the effect of hypothetical withdrawals in more detail.

Please note:

•

You will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.

•

We have designed this rider to allow for withdrawals from your policy value each rider year that are less than or equal to the rider withdrawal amount. You should not purchase this rider if you plan to take withdrawals in excess of the rider withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by the rider.

•

The longer you wait to start making withdrawals under the benefit, the less time you have to benefit from the guarantee because of decreasing life expectancy as you age. On the other hand, the longer you wait to begin making withdrawals, the higher your withdrawal percentage may be, the higher the withdrawal base due to growth may be, and the more opportunities you will have to lock in a higher withdrawal base. You should carefully consider when to begin making withdrawals. There is a risk that you will not begin making withdrawals at the most financially beneficial time for you.

•

Because the guaranteed lifetime withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the rider withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take maximum advantage of the tax deferral aspect of the policy.

•

All policy value must be allocated to a limited number of specified funds. You should consult with your registered representative to assist you in determining whether these certain investment options are suited for your financial needs and risk tolerance.

•	Cumulative withdrawals in any rider year that are in excess of the rider withdrawal amount are excess withdrawals.

•	An excess withdrawal may impact the withdrawal base, and rider death benefit (if applicable) on a greater than dollar-for-dollar basis.

•	Any withdrawal will reduce your rider death benefit (if applicable).

•	Upon the death of the annuitant (or the death of the surviving spouse if the joint option is elected), the Retirement Income ChoiceSM 1.4 rider terminates and all benefits thereunder cease.

Like all withdrawals, withdrawals while this rider is in effect also:

•	reduce your policy value;

•	reduce your base policy death benefit and other benefits;

•	may be subject to surrender charges;

•	may be subject to income taxes and federal tax penalties; and

•	may be limited or restricted under certain qualified policies.

Rider Withdrawal Amount. You can withdraw up to the rider withdrawal amount in any rider year (after age 59) from your policy value without causing an excess withdrawal. See “Withdrawal Base Adjustments” and “Rider Death Benefit Adjustments” below.

The rider withdrawal amount is zero if the annuitant is not 59 years old on the rider date and remains zero until the first day of the rider year after the annuitant’s 59th birthday. If the annuitant (or the annuitant’s spouse if younger and the joint life option is elected) is at least 59 years old on the rider date, then the rider withdrawal amount is equal to the withdrawal base multiplied by the withdrawal percentage (see below).

For qualified policies: If the plan participant (generally the annuitant) is at least 70 1/2 years old, the rider withdrawal amount for that rider year (and each subsequent rider year) is equal to the greater of:

•	the rider withdrawal amount described above; or

•

an amount equal to any minimum required distribution amount (for the tax year on that rider anniversary) calculated using only: (1) the living annuitant’s age, (2) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (3) the policy value of the base policy, (including the present value of any additional benefits provided under the policy to the extent required to be taken into account under IRS guidance) and (4) amounts from the current calendar year (no carry-over from past years).

Only amounts calculated as set forth above can be used as the rider withdrawal amount. If the minimum required distribution amount (determined as set forth above) exceeds the rider withdrawal amount, the excess will not be treated as an excess withdrawal under the rider.

If your policy value reaches zero, then you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. In order to receive benefits guaranteed by this rider after your policy value reaches zero, you must select the amount and frequency of future payments. Once selected, the amount and frequency cannot be changed.

Please note:

•

If the rider is added prior to the annuitant’s 59th birthday, the rider withdrawal amount will be zero until the beginning of the rider year after the annuitant’s 59th birthday, however, you will still be charged a rider fee prior to this time.

•

You cannot carry over any portion of your rider withdrawal amount that is not withdrawn during a rider year for withdrawal in a future rider year. This means that if you do not take the entire rider withdrawal amount during a rider year, you cannot take more than the rider withdrawal amount in the next rider year and maintain the rider’s guarantees.

•	Excess withdrawals may cause you to lose the benefit of the rider.

•	All policy value must be allocated to a limited number of specified funds. (See “Designated Investment Options.”)

Withdrawal Percentage. We use the withdrawal percentage to calculate the rider withdrawal amount. The withdrawal percentage is determined by the annuitant’s age (or the annuitant’s spouse if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the annuitant’s (or the annuitant’s spouse if younger and the joint life option is elected) 59th birthday. The withdrawal percentage is as follows:

Age at time of first withdrawal	Withdrawal Percentage— Single Life Option	Withdrawal Percentage— Joint Life Option
0-58	0.0%	0.0%
59-64	4.0%	3.5%
65-74	5.0%	4.5%
≥ 75	6.0%	5.5%

Please note, once established, the withdrawal percentage will not generally increase even though the annuitant’s age increases except in certain instances involving automatic step-ups.

Withdrawal Base. We use the withdrawal base to calculate the rider withdrawal amount. The withdrawal base on the rider date is the policy value . During any rider year, the withdrawal base is equal to the withdrawal base on the rider date or most recent rider anniversary, plus subsequent premium payments, less subsequent withdrawal base adjustments due to excess withdrawals.

Please note:

•

We determine the withdrawal base solely to calculate the rider withdrawal amount. Your withdrawal base is not a cash value, a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of policy value.

•

Because the withdrawal base is generally equal to the policy value on the rider date, the rider withdrawal amount may be lower if you delay electing the rider and the policy value decreases before you elect the rider.

On each rider anniversary, the withdrawal base will equal the greatest of:

•	Current withdrawal base;

•	The withdrawal base immediately before the rider anniversary, increased by the growth credit, if any (see “Growth” below);

•	The policy value on any monthiversarySM , including the current rider anniversary (see “Automatic Step-Up” below).

Growth. On each of the first ten rider anniversaries, we will add an annual growth credit to your withdrawal base if no withdrawal occurred during the preceding rider year. The annual growth credit is equal to 5.0% of the withdrawal base immediately before the rider anniversary (i.e., withdrawal base x 0.05).

Please note: Because a withdrawal will eliminate a potential growth credit for that rider year, you should consider your need or possible need to take withdrawals within the first 10 rider years in deciding whether to purchase the rider.

Automatic Step-Up. On each rider anniversary, we will automatically step-up the withdrawal base to an amount equal to the greater of (1) the highest policy value on any monthiversarySM during the preceding rider year, if no excess withdrawal occurred, or (2) the policy value on the rider anniversary. This comparison takes place after the application of any applicable annual growth credit. The withdrawal percentage (as indicated in the withdrawal percentage table) will also increase if you have crossed into another age band prior to the automatic step-up.

Beginning on the fifth rider anniversary, the rider fee percentage may increase (or decrease) at the time of any automatic step-up. The rider fee percentage will not exceed the maximum rider fee percentage in the fee table.

Automatic Step-Up Opt Out. Each time an automatic step-up results in a rider fee percentage increase, you have the option to reject the automatic step-up and reinstate the withdrawal base, withdrawal percentage, and rider fee percentage to their respective amounts immediately before the automatic step-up, provided that you do so within 30 days after the rider anniversary on which the automatic step-up occurred. We must receive your rejection (each time you elect to opt out), in good order, at our Administrative and Service Office within the same 30 day period after the rider anniversary on which the automatic step-up occurred. Opting out of one step-up does not operate as an opt-out of any future step-ups.

Withdrawal Base Adjustments. Cumulative gross partial withdrawals up to the rider withdrawal amount in any rider year will not reduce the withdrawal base. Cumulative gross partial withdrawals in excess of the rider withdrawal amount in any rider year (“excess withdrawals”) will reduce the withdrawal base, however, by the greater of the dollar amount of the excess withdrawal (if the policy value is greater than the withdrawal base) or a pro rata amount (in proportion to the reduction in the policy value when the policy value is less than the withdrawal base), possibly to zero. Withdrawal base adjustments occur immediately following excess withdrawals. See “Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders – Retirement Income ChoiceSM 1.4 Rider” for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the withdrawal base by a pro rata amount. The effect of an excess withdrawal is amplified if the policy value is less than the withdrawal base. See the “Guaranteed Lifetime Benefit Adjustment Partial Surrenders – Retirement Income ChoiceSM 1.4 Rider” for examples showing the effect hypothetical excess withdrawals in more detail.

Please Note: We do not monitor for, or notify you of, excess withdrawals. If you take regular or scheduled withdrawals please pay particular attention to any excess withdrawal because your otherwise regular or scheduled non-excess withdrawals may thereafter all be excess withdrawals that reduce or eliminate your benefit on an accelerated basis.

Designated Investment Options.

If you elected this rider, you must designate 100% of your policy value into one or more of the designated investment options in the following designated allocation groups:

Designated Allocation Group A

TA AEGON Tactical Vanguard ETF – Growth – Service Class

TA Efficient Markets – Service Class

TA Vanguard ETF Index – Growth – Service Class

Designated Allocation Group B

TA AEGON Tactical Vanguard ETF – Balanced – Service Class

TA Vanguard ETF Index – Balanced – Service Class

Designated Allocation Group C

TA AEGON Money Market – Service Class

TA AEGON Tactical Vanguard ETF – Conservative – Service Class

TA AEGON U.S. Government Securities – Service Class

TA PIMCO Total Return – Service Class

TA Vanguard ETF Index – Conservative – Service Class

Fixed Account

Transfers between the designated investment options are allowed as permitted under the policy; however, you cannot transfer any amount (or allocate premium payments) to any non-designated investment option. Within 30 days following the fifth rider anniversary (and each successive fifth rider anniversary), you can terminate this rider. Starting the next business day, you may transfer (or allocate premium payments) to a non-designated investment option. Terminating the rider will result in losing all your benefits under the rider.

Please note:

•

The earliest you can transfer (or allocate premium payments) to a non-designated investment option is the first business day after he fifth rider anniversary. You will be required to terminate the rider first (and lose its benefits).

•

We can change a designated allocation group or eliminate a designated investment option at any time. If this occurs, then a policy owner will be required to reallocate values in the affected designated investment options to other designated investment options that meet the allocation requirements.

Manual Upgrades. You can upgrade the withdrawal base to the policy value during the 30-day period following each successive fifth rider anniversary by sending us written notice in a form acceptable to us, as long as the rider issue requirements for a new rider are met. At this time the rider withdrawal amount and, if applicable, the rider death benefit will be recalculated. If an upgrade is elected, your current rider will terminate and a new rider will be issued with a new rider date, its own rider fee percentage (which may be higher or lower than your current rider fee percentage) and its own terms and benefits (which may not be as advantageous as the current rider); and any options you elect to change or add. The new rider date will be the date the Company receives all necessary information in good order. You cannot elect a manual upgrade if the annuitant (or the annuitant’s spouse if younger and the joint option is elected) is 86 or older.

Retirement Income ChoiceSM 1.4 – Additional Options

The following options are available with this rider (the options are not mutually exclusive):

•	Death Benefit; and

•	Joint Life.

There is an additional fee if you elected the Death Benefit option under the rider. If you elected the Joint Life option, then the withdrawal percentage (used to calculate the rider withdrawal amount) is lower. Furthermore, if you elected the Joint Life option in combination with the Death Benefit option(s), then the fee for each of those additional options will be different than under the Single Life option. See “Retirement Income ChoiceSM 1.4 Rider and Additional Option Fees”.

1. Death Benefit. If you elected this rider, you can also elect to add an additional amount to the death benefit payable under the base policy, upon the death of the annuitant (or if the joint life option is selected, the annuitant’s spouse). The additional amount will be equal to the excess, if any, of the rider death benefit over the greater of any optional guaranteed minimum death benefit or the base policy death benefit. The additional amount can be zero. See “Section 8. Death Benefit.”

Rider Death Benefit. The rider death benefit on the rider date is the policy value . After the rider date, the rider death benefit is equal to:

•	the rider death benefit on the rider date; plus

•	subsequent premium payments; less

•	adjustments for withdrawals (as described under “Rider Death Benefit Adjustments,” below).

Rider Death Benefit Adjustments. Gross partial withdrawals up to the rider withdrawal amount in a rider year will reduce the rider death benefit on a dollar-for-dollar basis. Gross partial withdrawals in excess of the rider withdrawal amount in a rider year will reduce the rider death benefit by the greater of the dollar amount of the excess withdrawal or a pro rata amount (in proportion to the reduction in policy value), and possibly to zero. See

“Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders – Retirement Income ChoiceSM 1.4 Rider” below for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that results in pro rata adjustments. Rider death benefit adjustments occur immediately following all withdrawals.

Please note:

•

No additional death benefit is payable if the base policy death benefit (including the guaranteed minimum death benefit) exceeds the rider death benefit. The greater the death benefit payable under the guaranteed minimum death benefit selected, the more likely it is that an additional amount will not be payable under the rider death benefit option.

•

Excess withdrawals may eliminate the additional death benefit available with this rider. You will continue to pay the fee for this option, even if the additional death benefit available under the rider is $0.

•	Manual upgrades to the withdrawal base will result in a recalculation of the rider death benefit. However, automatic step-ups will not reset the rider death benefit.

•

If an owner who is not the annuitant dies and the surviving spouse continues the policy, then no additional amount is payable. If the policy is not continued, then the surviving owner (who is also the sole beneficiary) may elect to receive lifetime annuity payments equal to the rider withdrawal amount divided by the number of payments each year instead of receiving the policy’s cash value. Please note that under federal tax law, upon the death of an owner, only a “spouse,” as defined under the Federal Defense of Marriage Act is permitted to continue a policy without taking required distributions. (The payment of a death benefit under the policy is triggered by the death of the annuitant.)

The additional death benefit payment option may be referred to as “minimum remaining withdrawal amount” on your policy statement and other documents.

2. Joint Life Benefit. If you elected this rider, then you can also elect to postpone termination of the rider until the later of the annuitant or annuitant’s spouse’s death (only if the annuitant’s spouse continues the policy).

Please note:

•	The withdrawal percentage for each “age at the time of first withdrawal” is lower if you elected this option.

•	The annuitant’s spouse must be either a joint owner along with the annuitant or the sole primary beneficiary (and there is no joint owner), if you elected this option.

•

A former spouse of the annuitant cannot continue to keep the policy in force if no longer married to the annuitant at the time of the annuitant’s death. In that event, the rider will terminate and no additional withdrawals under the rider will be permitted.

•	The annuitant’s spouse for purposes of this rider cannot be changed to a new spouse.

•	The rider withdrawal percentage is based on the age of the younger of the annuitant and annuitant’s spouse, if you elected this option.

•	The rider death benefit is not payable until the death of the surviving spouse, if you elected this option.

•	You cannot elect a manual upgrade if the annuitant or annuitant’s spouse is 86 or older (lower if required by state law).

Retirement Income ChoiceSM 1.4 Fees

Retirement Income ChoiceSM 1.4 Base Rider Fee. The base rider fee is calculated on the rider date and at the beginning of each rider quarter. The base rider fee will be adjusted for any premium additions, excess withdrawals, or transfers between designated investment groups during the rider quarter. It will be deducted automatically from your policy value at the end of each rider quarter.

On an annual basis, in general terms, the base rider fee is the applicable “rider fee percentage” (see the Fee Table) times the withdrawal base.

The base quarterly fee is calculated by multiplying (A) by (B) divided by (C) multiplied by (D), where:

(A)	is the withdrawal base;

(B)	is the sum of each designated investment group’s rider fee percentage multiplied by the applicable designated investment group’s value;

(C)	is the total policy value; and

(D)	is the number of remaining days in the rider quarter divided by the total number of days in the applicable rider year.

We will assess a prorated rider fee upon termination of the rider for the period beginning on the first day of the most recent rider quarter and ending on the date of termination.

Beginning on the fifth rider anniversary, the rider fee percentage may increase (or decrease) at the time of an automatic step-up. Each time an automatic step-up will result in a rider fee percentage increase, you will have the option to reject the automatic step-up and reinstate the withdrawal base and rider fee percentage to their respective amounts immediately before the automatic step-up (adjusted for any subsequent premium payments or withdrawals), provided that you do so within 30 calendar days after the rider anniversary on which the automatic step-up occurred. We must receive your rejection, in good order, at our Administrative and Service Office within the 30 day period after the rider anniversary on which the automatic step-up occurred.

Please note regarding the base rider fee:

•	Because the base rider fee is a percentage of the withdrawal base, it could be a much higher percentage of your policy value, particularly in the event that your policy value decreases significantly.

•

Because the base rider fee is a percentage of the withdrawal base, the amount of the base rider fee we deduct will increase if the withdrawal base increases (although the percentage(s) may remain the same).

•	If you make a transfer from one designated allocation group to another designated allocation group that has a higher rider fee percentage, then the resulting rider fee will be higher.

Base Rider Fee Adjustment for Transfers. For transfers that you make between different designated investment options in different designated allocation groups on other than the first business day of a rider quarter, a “rider fee adjustment” will be applied. This adjustment is necessary because of differences in the rider fee percentages. The adjustment in the rider fee percentage will ensure that you are charged the correct overall rider fee. The base rider fee adjustment will be calculated using the same formula as the base rider fee and compare the fee for the remainder of the rider quarter to the initially calculated fee for the same period. The rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be collected.

Base Rider Fee Adjustment for Premium Payments and Excess Withdrawals. A rider fee adjustment will also be calculated for subsequent premium payments and excess withdrawals because these events will change the withdrawal base. The rider fee adjustment will be calculated using the same formula as the base rider fee and compare the fee for the remainder of the rider quarter to the initially calculated fee for the same period. As with the rider fee adjustments calculated for transfers, the rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be collected.

Additional Option Fees. If you elected options with this rider, then you will be charged a fee for each option you elected that is in addition to the rider fee for the base benefit (see the Fee Table). Each additional fee is charged quarterly before annuitization and is a percentage of the withdrawal base on each rider anniversary.

We will also deduct all rider fees pro rata upon full surrender of the policy or other termination of the rider.

Retirement Income ChoiceSM 1.4 Rider Issue Requirements

The Company will not issue the Retirement Income ChoiceSM 1.4 rider unless:

•	the annuitant is not yet age 86 (lower if required by state law);

•	the annuitant is also an owner (except in the case of non-natural owners);

•	there are no more than two owners; and

•

if the joint life option is elected, the annuitant’s spouse is also not yet 86 (lower if required by state law) and (1) is a joint owner along with the annuitant or (2) is the sole primary beneficiary (and there is no joint owner).

Termination

The Retirement Income ChoiceSM 1.4 rider and any additional options will terminate upon the earliest of the following:

•

the date we receive written notice from you requesting termination of the rider if such notice is received by us during the 30 days following the fifth rider anniversary or every fifth rider anniversary thereafter;

•	the death of the annuitant (or if the joint life option was elected, the death of the annuitant’s spouse if that spouse continued the policy as the surviving spouse);

•

annuitization (however, if you have reached your maximum annuity commencement date you may choose an annuitization option which guarantees you lifetime payments in an amount equal to your rider withdrawal amount);

•	the date the policy to which this rider is attached is assigned or if the owner is changed without our approval;

•	the date an excess withdrawal reduces your policy value to zero; or

•	termination of your policy.

Please note: This rider terminates upon annuitization and there is a maximum annuity commencement date at which time your policy will be annuitized according to its terms. However, if you have reached your maximum annuity commencement date, we will allow you to annuitize your policy and elect to receive lifetime annuity payments which are at least equal to your rider withdrawal amount. Please contact us for more information concerning your options.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT ADJUSTED PARTIAL SURRENDERS -RETIREMENT INCOME CHOICESM 1.4 RIDER

When	a withdrawal is taken, three parts of the guaranteed lifetime withdrawal benefit can be affected:

1.	Withdrawal Base (“WB”)

2.	Rider Withdrawal Amount (“RWA”)

3.	Rider Death Benefit (“RDB”)

Withdrawal Base. Gross partial withdrawals in a rider year up to the rider withdrawal amount will not reduce the withdrawal base. Gross partial withdrawals in a rider year in excess of the rider withdrawal amount will reduce the withdrawal base by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the withdrawal base prior to the withdrawal of the excess amount.

Rider Death Benefit. Gross partial withdrawals in a rider year up to the rider withdrawal amount will reduce the rider death benefit by the amount withdrawn (dollar-for-dollar). Gross partial withdrawals in a rider year in excess of the rider withdrawal amount will reduce the rider death benefit by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the rider death benefit after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under this guaranteed lifetime withdrawal benefit.

Example 1 (Base):

Assumptions:

Withdrawal Base (“WB”) = $100,000

Rider Withdrawal Amount (“RWA”) = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base)

Gross partial withdrawal (“GPWD”) = $5,000

Excess withdrawal (“EWD”) = None

Policy Value (“PV”) = $100,000

You = owner and annuitant, age 71 at time withdrawals begin, which means Withdrawal Percentage is 5%.

Question: Is any portion of the withdrawal greater than the rider withdrawal amount?

No. There is no excess withdrawal under the guarantee since no more than $5,000 is withdrawn.

Result. In this example, because no portion of the withdrawal was in excess of $5,000, the withdrawal base does not change.

Example 2 (Excess Withdrawal):

Assumptions:

WB = $100,000

RWA = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base)

GPWD = $7,000 EWD = $2,000 ($7,000 – $5,000)

PV = $90,000

You = owner and annuitant, age 71 at time withdrawals begin, which means Withdrawal Percentage is 5%.

Result. For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $5,000, the withdrawal base would remain at $100,000 and the rider withdrawal amount would be $5,000 starting on the next rider anniversary. However, because an excess withdrawal has been taken, the withdrawal base is also reduced (this is the amount the 5% is based on).

New withdrawal base:

Step One. The withdrawal base is reduced only by the amount of the excess withdrawal or the pro rata amount, if greater.

Step Two. Calculate how much the withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV – 5% withdrawal)) * WB before any adjustments

2.	($2,000 / ($90,000 – $5,000)) * $100,000 = $2,353

Step Three. Which is larger, the actual $2,000 excess withdrawal or the $2,353 pro rata amount? $2,353 pro rata amount.

Step Four. What is the new withdrawal base upon which the rider withdrawal amount is based? $100,000 – $2,353 = $97,647

Result. The new withdrawal base is $97,647

New rider withdrawal amount:

Because the withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new rider withdrawal amount for the 5% guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Question: What is the new rider withdrawal amount?

$97,647 (the adjusted withdrawal base) * 5% = $4,882

Result. Going forward, the maximum you can take out in a year without causing an excess withdrawal and further reduction of the withdrawal base (assuming there are no future automatic step-ups) is $4,882.

Example 3 (Base demonstrating growth):

Assumptions:

WB = $100,000

Automatic step-up never occurs and no withdrawals are taken in the first 10 rider years.

WB in 8 years (assuming an annual growth rate percentage of 5.0%) = $100,000 * (1 + .05) ^ 8 = $147,745

RWA = 5% withdrawal beginning 8 years from the rider date would be $7,387 (5% of the then-current $147,745 withdrawal base)

GPWD = $7,387

EWD = None

PV = $90,000 in 8 years

You (if you elected RIC 1.4) = owner and annuitant, age 68 on rider issue; age 76 at time withdrawals begin, which means Withdrawal Percentage is 5%

Question: Is any portion of the withdrawal greater than the rider withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $7,387 is withdrawn in a rider year.

Result. In this example, because no portion of the withdrawal was in excess of $7,387, the withdrawal base does not change.

Example 4 (Base demonstrating WB growth with Additional Death Payment Option):

Assumptions:

You (if you elected RIC 1.4) = owner and annuitant, age 68 on rider issue; age 76 at time withdrawals begin, which means Withdrawal Percentage is 5%

WB at rider issue = $100,000

Automatic step-up never occurs and no withdrawals are taken in the first 10 rider years.

WB in 8 years (assuming an annual growth rate percentage of 5.0%) = $100,000 * (1 + .05) ^ 8 = $147,745

Rider Death Benefit (“RDB”) (optional additional death benefit for additional cost) = $100,000

RWA = 5% withdrawal beginning 8 years from the rider date would be $7,387 (5% of the then-current $147,745 withdrawal base)

GPWD = $7,387

EWD = None

PV = $90,000 in 8 years

Step One. Is any portion of the withdrawal greater than the rider withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $7,387 is withdrawn.

Step Two. What is the rider death benefit after the withdrawal has been taken?

1.	Total to deduct from the rider death benefit is $7,387 (there is no excess to deduct)

2.	$100,000 – $7,387 = $92,613.

Result. In this example, because no portion of the withdrawal was in excess of $7,387, the total withdrawal base does not change and the rider death benefit reduces to $92,613.

Example 5 (Base with WB growth with Additional Death Payment Option illustrating excess withdrawal):

Assumptions:

You = owner and annuitant, age 61 on rider issue; age 74 at time withdrawals begin, which means withdrawal percentage is 5%.

WB at rider issue = $100,000

Automatic step-up never occurs and no withdrawals are taken in the first 10 rider years.

WB in 10 years (assuming an annual growth rate percentage of 5.0%) = the greater of $100,000 * (1 + .05) ^ 10 = $162,889.

RDB (optional additional death benefit for additional cost) = $100,000

RWA = 5% withdrawal beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 withdrawal base)

GPWD = $15,000

EWD = $6,856 ($15,000 – $8,144)

PV = $90,000 in 10 years

Step One. Is any portion of the total withdrawal greater than the rider withdrawal amount?

Yes. $15,000 – $8,144 = $6,856 (the excess withdrawal amount)

Step Two. Calculate how much of the rider death benefit is affected by the excess withdrawal.

1.	Formula for pro rata amount is: (EWD / (PV – 5% withdrawal)) * (RDB – 5% withdrawal)

2.	($6,856 / ($90,000 – $8,144)) * ($100,000 – $8,144) = $7,694

Step Three. Which is larger, the actual $6,856 excess withdrawal amount or the $7,694 pro rata amount?

$7,694 pro rata amount.

Step Four. What is the rider death benefit after the withdrawal has been taken?

1.	Total to deduct from the rider death benefit is $8,144 (RWA) + $7,694 (pro rata excess) = $15,838

2.	$100,000 – $15,838 = $84,162.

Result. The rider benefit is $84,162.

Note: Because there was an excess withdrawal amount in this example, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $8,144, the withdrawal base would remain at $162,889 and the rider withdrawal amount would be $8,144. However, because an excess withdrawal has been taken, the withdrawal base is also reduced.

New benefit base:

Step One. The withdrawal base is reduced only by the amount of the excess withdrawal or the pro rata amount if greater.

Step Two. Calculate how much the withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD/(PV – 5% withdrawal)) * WB before any adjustments

2.	($6,856 / ($90,000 – $8,144)) * $162,889 = $13,643

Step Three. Which is larger, the actual $6,856 excess withdrawal amount or the $13,643 pro rata amount?

$13,643 pro rata amount.

Step Four. What is the new withdrawalt base upon which the rider withdrawal amount is based?

$162,889 – $13,643 = $149,246

Result. The new benefit base is $149,246

New rider withdrawal amount:

Because the withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new rider withdrawal amount for the 5% benefit percentage guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Step One. What is the new rider withdrawal amount?

$149,246 (the adjusted withdrawal base) * 5% = $7,462

Result. Going forward, the maximum you can take out in a year without causing an excess withdrawal and further reduction of the benefit base is $7,462.

The Retirement Income ChoiceSM 1.4 rider and additional options may vary for certain policies, may not be available for all policies, and may not be available in all states. This disclosure explains the material features of the Retirement Income ChoiceSM 1.4 rider. The application and operation of the rider are governed by the terms and conditions of the rider itself.

TRANSAMERICA PRINCIPIUMSM II VARIABLE ANNUITY

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Supplement Dated May 1, 2012

to the

Prospectus dated May 1, 2012

We will not accept any premium payment that is allocated to the fixed account or the dollar cost averaging fixed account in excess of $5,000. We also will not accept any premium payment or transfer which would result in the aggregate policy value in the fixed account and the dollar cost averaging fixed account exceeding $5,000.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica PrincipiumSM II Variable Annuity dated May 1, 2012

STATEMENT OF ADDITIONAL INFORMATION

TRANSAMERICA PRINCIPIUMSM II VARIABLE ANNUITY

Issued through

SEPARATE ACCOUNT VA HNY

Offered by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Transamerica PrincipiumSM II Variable Annuity offered by Transamerica Financial Life Insurance Company. You may obtain a copy of the current prospectus, dated May 1, 2012, by calling (800) 525-6205, or write us at: Transamerica Financial Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in the current prospectus for the policy are incorporated in this Statement of Additional Information.

This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the prospectuses for the policy and the underlying fund portfolios.

Dated: May 1, 2012

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GLOSSARY OF TERMS

Accumulation Unit — An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Administrative and Service Office — Transamerica Financial Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001, (800) 525-6205.

Annuitant — The person on whose life any annuity payments involving life contingencies will be based.

Annuity Commencement Date — The date upon which annuity payments are to commence. This date may be any date after the policy date and may not be later than the last day of the policy month following the month after the annuitant attains age 95. The earliest annuity commencement date is at least thirty days after you purchase your policy. The annuity commencement date may have to be earlier for qualified policies and may be earlier if required by state law.

Annuity Payment Option — A method of receiving a stream of annuity payments selected by the owner.

Annuity Unit — An accounting unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment.

Assumed Investment Return or AIR — The annual effective rate shown in the contract specifications section of the contract that is used in the calculation of each variable annuity payment.

Beneficiary — The person who has the right to the death benefit as set forth in the policy.

Business Day — A day when the New York Stock Exchange is open for regular trading.

Cash Value — The policy value less any applicable service charge, surrender charge and premium tax charge, if any, and rider fees (imposed upon surrender).

Code — The Internal Revenue Code of 1986, as amended.

Enrollment form — A written application, order form, or any other information received electronically or otherwise upon which the policy is issued and/or is reflected on the data or specifications page.

Excess Partial Surrender — The portion of a partial surrender (surrender) that exceeds the free amount.

Fixed Account — One or more investment choices under the policy that are part of the Company’s general assets and are not in the separate account.

Free Amount — The amount that can be withdrawn each year without incurring any surrender charges.

Guaranteed Lifetime Withdrawal Benefit — Any optional benefit under the policy that provides a guaranteed minimum withdrawal benefit, including Living Benefits Rider, the Retirement Income ChoiceSM 1.2 Rider, the Income LinkSM Rider or the Retirement Income MaxSM Rider

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Guaranteed Period Options — The various guaranteed interest rate periods of the fixed account which the Company may offer and into which premium payments may be paid or amounts transferred.

Nonqualified Policy — A policy other than a qualified policy.

Owner (You, Your) — The person who may exercise all rights and privileges under the policy. The owner during the lifetime of the annuitant and prior to the annuity commencement date is the person designated as the owner in the information provided to us to issue a policy.

Policy Date — The date shown on the policy data page attached to the policy and the date on which the policy becomes effective.

Policy Value — On or before the annuity commencement date, the policy value is equal to the owner’s:

•	premium payments; minus

•	gross partial surrenders (partial surrenders plus the surrender charge on the portion of the requested partial surrender that is subject to the surrender charge); plus

•	interest credited in the fixed account; plus

•	accumulated gains in the separate account; minus

•	accumulated losses in the separate account; minus

•	service charges, rider fees, premium taxes, transfer fees, and other charges, if any.

Policy Year — A policy year begins on the policy date and on each anniversary thereof.

Premium Payment — An amount paid to the Company by the owner or on the owner’s behalf as consideration for the benefits provided by the policy.

Qualified Policy — A policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

Separate Account — Separate Account VA HNY, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.

Separate Account Value — The portion of the policy value that is invested in the separate account.

Service Charge — An annual charge on each policy anniversary (and a charge at the time of surrender during any policy year) for policy maintenance and related administrative expenses. This annual charge is $30, but will not exceed 2% of the policy value.

Subaccount — A subdivision within the separate account, the assets of which are invested in a specified underlying fund portfolios.

Supportable Payment — The amount equal to the sum of the variable annuity unit values multiplied by the number of variable annuity units in each of the selected subaccounts.

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Surrender Charge — A percentage of each premium payment that depends upon the length of time from the date of each premium payment. The surrender charge is assessed on full or partial surrenders from the policy. A surrender charge may also be referred to as a “contingent deferred sales charge.” If the Access Rider is elected, the surrender charge percentage is zero.

Valuation Period — The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made on each business day.

Variable Annuity Payments — Payments made pursuant to an annuity payment option which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the separate account.

Written Notice — Written notice, signed by the owner, that gives the Company the information it requires and is received in good order at the Administrative and Service Office. For some transactions, the Company may accept an electronic notice, such as telephone instructions. Such electronic notice must meet the requirements for good order that the Company establishes for such notices.

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In order to supplement the description in the prospectus, the following provides additional information about Transamerica Financial Life Insurance Company (the Company, we, us or our) and the policy, which may be of interest to a prospective purchaser.

THE POLICY — GENERAL PROVISIONS

Owner

The policy shall belong to the owner upon issuance of the policy after completion of an enrollment form and delivery of the initial premium payment. While the annuitant is living, the owner may: (1) assign the policy; (2) surrender the policy; (3) amend or modify the policy with the Company’s consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of your spouse in a community or marital property state.

Unless the Company has been notified of a community or marital property interest in the policy, it will rely on its good faith belief that no such interest exists and will assume no responsibility for inquiry.

Note carefully. If the owner predeceases the annuitant and no joint owner, primary beneficiary, or contingent beneficiary is alive or in existence on the date of death, the owner’s estate will become the new owner. If no probate estate is opened because the owner has precluded the opening of a probate estate by means of a trust or other instrument, that trust may not exercise ownership rights to the policy. It may be necessary to open a probate estate in order to exercise ownership rights to the policy.

The owner may change the ownership of the policy in a written notice. When this change takes effect, all rights of ownership in the policy will pass to the new owner. A change of ownership may have tax consequences.

When there is a change of owner, the change will not be effective until it is recorded in our records. Once recorded, it will take effect as of the date the owner signs the written notice, subject to any payment the Company has made or action the Company has taken before recording the change. Changing the owner does not change the designation of the beneficiary or the annuitant.

If ownership is transferred to a new owner (except to the owner’s spouse) because the owner dies before the annuitant, then (a) the cash value generally must be distributed to the new owner within five years of the owner’s death, or (b) annuity payments must be made for a period certain or for the new owner’s lifetime so long as any period certain does not exceed that new owner’s life expectancy, if the first payment begins within one year of your death.

Entire Policy

The policy, any endorsements or riders thereon, the enrollment form, or information provided in lieu thereof, constitute the entire contract between the Company and the owner. All statements in the enrollment form are representations and not warranties. No statement will cause the policy to be void or to be used in defense of a claim unless contained in the enrollment form or information provided in lieu thereof.

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Misstatement of Age or Sex

If the age or sex of the annuitant or owner has been misstated, the Company will change the annuity benefit payable to that which the premium payments would have purchased for the correct age or sex. The dollar amount of any underpayment made by the Company shall be paid in full with the next payment due such person or the beneficiary. The dollar amount of any overpayment made by the Company due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest at 5% per year, from the date of the wrong payment to the date of the adjustment. The age of the annuitant or owner may be established at any time by the submission of proof satisfactory to the Company.

Reallocation of Annuity Units After the Annuity Commencement Date

After the annuity commencement date, you may reallocate the value of a designated number of annuity units of a subaccount then credited to a policy into an equal value of annuity units of one or more other subaccounts or the fixed account. The reallocation shall be based on the relative value of the annuity units of the account(s) or subaccount(s) at the end of the business day on the next payment date. The minimum amount which may be reallocated is the lesser of (1) $10 of monthly income or (2) the entire monthly income of the annuity units in the account or subaccount from which the transfer is being made. If the monthly income of the annuity units remaining in an account or subaccount after a reallocation is less than $10, the Company reserves the right to include the value of those annuity units as part of the transfer. The request must be in writing to the Company’s administrative and service office. There is no charge assessed in connection with such reallocation. A reallocation of annuity units may be made up to four times in any given policy year.

After the annuity commencement date, no transfers may be made from the fixed account to the separate account.

Annuity Payment Options

During the lifetime of the annuitant and before the annuity commencement date, the owner may choose an annuity payment option or change the election, but notice of any election or change of election must be received by the Company in good order at least thirty (30) days before the annuity commencement date (elections less than 30 days require prior approval). If no election is made before the annuity commencement date, annuity payments will be made under (1) life income with level (fixed) payments for 10 years certain, using the existing policy value of the fixed account, or (2) life income with variable payments for 10 years certain using the existing policy value of the separate account, or (3) a combination of (1) and (2).

The person who elects an annuity payment option can also name one or more successor payees to receive any unpaid amount the Company has at the death of a payee. Naming these payees cancels any prior choice of a successor payee.

A payee who did not elect the annuity payment option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payee may be given the right to do one or more of these things if the person who elects the option tells the Company in writing and the Company agrees.

Variable Payment Options. The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. For annuity payments the tables are based on a 5% effective annual Assumed Investment Return and the “2000 Table”, using an assumed annuity commencement date of 2005 (static projection to this point) with dynamic projection using scale G from that point (100% of G for male, 50% of G for females). The dollar amount of additional variable annuity payments will vary based on the investment performance of the subaccount(s) of the separate account selected by the annuitant or beneficiary.

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Determination of the First Variable Payment. The amount of the first variable payment depends upon the sex (if consideration of sex is allowed under state law) and adjusted age of the annuitant. For regular annuity payments, the adjusted age is the annuitant’s actual age nearest birthday, on the annuity commencement date, adjusted as described in your policy. This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

Determination of Additional Variable Payments. All variable annuity payments other than the first are calculated using annuity units which are credited to the policy. The number of annuity units to be credited in respect of a particular subaccount is determined by dividing that portion of the first variable annuity payment attributable to that subaccount by the annuity unit value of that subaccount on the annuity commencement date. The number of annuity units of each particular subaccount credited to the policy then remains fixed, assuming no transfers to or from that subaccount occur. The dollar value of variable annuity units in the chosen subaccount will increase or decrease reflecting the investment experience of the chosen subaccount. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant. This amount is equal to the sum of the amounts determined by multiplying the number of annuity units of each particular subaccount credited to the policy by the annuity unit value for the particular subaccount on the date the payment is made.

Death Benefit

Due proof of death of the annuitant is proof that the annuitant died prior to the commencement of annuity payments. A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to the Company will constitute due proof of death.

Upon receipt in good order of this proof and an election of a method of settlement and return of the policy, the death benefit generally will be paid within seven days, or as soon thereafter as the Company has sufficient information about the beneficiary(ies) to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the annuity payment options described above, unless a settlement agreement is effective at the death of the owner preventing such election.

If an owner is not an annuitant, and dies prior to the annuity commencement date, the new owner may surrender the policy at any time for the amount of the adjusted policy value. If the new owner is not the deceased owner’s spouse, however, (1) the adjusted policy value must be distributed within five years after the date of the deceased owner’s death, or (2) payments under an annuity payment option must begin no later than one year after the deceased owner’s death and must be made for the new owner’s lifetime or for a period certain (so long as any period certain does not exceed the new owner’s life expectancy). If the sole new owner is the deceased owner’s surviving spouse, such spouse may elect to continue the policy as the new owner instead of receiving the death benefit.

Beneficiary. The beneficiary designation in the enrollment form will remain in effect until changed. The owner may change the designated beneficiary by sending written notice to the Company. The beneficiary’s consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the owner may then designate a new beneficiary.) The change will take effect as of the date the owner signs the written

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notice, whether or not the owner is living when the notice is received by the Company. The Company will not be liable for any payment made before the written notice is received. If more than one beneficiary is designated, and the owner fails to specify their interests, they will share equally. If upon the death of the annuitant there is a surviving owner(s), the surviving owner(s) automatically takes the place of any beneficiary designation.

Death of Owner

Federal tax law requires that if any owner (including any joint owner who has become a current owner) dies before the annuity commencement date, then the entire value of the policy must generally be distributed within five years of the date of death of such owner. Certain rules apply where (1) the spouse of the deceased owner is the sole beneficiary, (2) the owner is not a natural person and the primary annuitant dies or is changed, or (3) any owner dies after the annuity commencement date. See “Certain Federal Income Tax Consequences” for more information about these rules. Other rules may apply to qualified policies.

Assignment

During the lifetime of the annuitant you may assign any rights or benefits provided by the policy if your policy is a nonqualified policy. An assignment will not be binding on the Company until a copy has been filed at its administrative and service office. Your rights and benefits and those of the beneficiary are subject to the rights of the assignee. The Company assumes no responsibility for the validity or effect of any assignment. Any claim made under an assignment shall be subject to proof of interest and the extent of the assignment. An assignment may have tax consequences.

Unless you so direct by filing written notice with the Company, no beneficiary may assign any payments under the policy before they are due. To the extent permitted by law, no payments will be subject to the claims of any beneficiary’s creditors.

Ownership under qualified policies is restricted to comply with the Code.

Evidence of Survival

The Company reserves the right to require satisfactory evidence that a person is alive if a payment is based on that person being alive. No payment will be made until the Company receives such evidence.

Non-Participating

The policy will not share in the Company’s surplus earnings; no dividends will be paid.

Amendments

No change in the policy is valid unless made in writing by the Company and approved by one of the Company’s officers. No registered representative has authority to change or waive any provision of the policy.

The Company reserves the right to amend the policies to meet the requirements of the Code, regulations or published rulings. You can refuse such a change by giving written notice, but a refusal may result in adverse tax consequences.

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Employee and Agent Purchases

The policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the policy or their immediate family, or by an officer, director, trustee or bona-fide full-time employee of the Company or its affiliated companies or their immediate family. In such a case, the Company in its discretion, may credit an amount equal to a percentage of each premium payment to the policy due to lower acquisition costs the Company experiences on those purchases. The Company may offer certain employer sponsored savings plans, reduced fees and charges including, but not limited to, the annual service charge, the surrender charges, the mortality and expense risk fee and the administrative charge for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which the Company is not presently aware which could result in reduced sales or distribution expenses. Credits to the policy or reductions in these fees and charges will not be unfairly discriminatory against any owner.

Present Value of Future Variable Payments

The present value of future period certain variable payments is calculated by taking (a) the supportable payment on the business day we receive the surrender request (in good order), multiplied by (b) the number of payments remaining, multiplied by a discount rate (such as the assumed investment rate or “AIR”).

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summary does not constitute tax advice. It is a general discussion of certain of the expected federal income tax consequences of investment in and distributions with respect to a policy, based on the Code, Regulations thereunder, judicial authority, and current administrative rulings and practice. This summary discusses only certain federal income tax consequences to “United States Persons,” and does not discuss federal gift, estate or any other state, local, or foreign tax consequences. United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships and trusts, or estates that are subject to United States federal income tax regardless of the source of their income.

Tax Status of the Policy

Diversification Requirements. Section 817(h) of the Code provides that in order for a non-qualified variable policy which is based on a segregated asset account to qualify as an annuity policy under the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations issued under Section 817(h) (Treas. Reg. Section 1.817-5) apply a diversification requirement to each of the subaccounts. The separate account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations.

Owner Control. In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is little guidance in this area and published guidance does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the underlying assets.

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We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets.

Distribution Requirements. The Code requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon the death of any owner. In order to be treated as an annuity policy for federal income tax purposes, the Code requires that such policies provide that if any owner dies on or after the annuity commencement date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the annuity commencement date, the entire interest in the policy must generally be distributed within 5 years after such owner’s date of death or be used to provide payments to a designated beneficiary beginning within one year of such owner’s death and will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. However, if upon such owner’s death prior to the annuity commencement date, such owner’s surviving spouse becomes the sole new owner under the policy, then the policy may be continued with the surviving spouse as the new owner. Under the policy, the beneficiary is the person(s) designated by an owner/annuitant and the surviving joint owner is the beneficiary of an owner who is not the annuitant. If any owner is not a natural person, then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner. The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those that are permitted under individual state laws. Therefore, exercise of the spousal continuation provisions of this policy by persons who do not meet the definition of “spouse” under federal law — e.g., civil union partners and same-sex marriage spouses — may have adverse tax consequences. Consult a tax advisor for more information on this subject.

The following discussion is based on the assumption that the policy qualifies as an annuity policy for federal income tax purposes.

Taxation of Annuities

In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value, and in the case of a qualified policy, any portion of an interest in the plan, generally will be treated as a distribution. The taxable portion of a distribution is taxable as ordinary income.

Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified policy held by a taxpayer other than a natural person generally will not be treated as an annuity policy under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the policy value over the “investment in the contract”. There are some exceptions to this rule and a prospective purchaser of the policy that is not a natural person should discuss these with a competent tax adviser.

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Withholding. The portion of any distribution under a policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. For certain qualified policies, the withholding rate varies according to the type of distribution and the owner’s tax status. For qualified policies taxable, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Incidental Death Benefits. The policy may include optional death benefit features, the value of which may exceed the value of the policy or premium payments made under the policy. Federal tax laws limit the value of such incidental death benefit in tax-qualified pension, profit-sharing and 403(b) plans. Further, the Internal Revenue Service has not reviewed this policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the policy comport with qualification requirements. The actuarial present value of death benefit options and riders elected may need to be considered in calculating minimum required distributions. Consult a qualified tax adviser before purchasing an optional death benefit.

Qualified Policies. The qualified policy is designed for use with several types of tax-qualified retirement plans. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our policy administration procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.

For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If a participant in a Section 401(a) plan is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA), distributions generally must begin no later than April 1 of the calendar year in which the owner (or plan participant) reaches age 70 1/2. Each owner is responsible for requesting distributions under the policy that satisfy applicable tax rules.

We do not attempt to provide more than general information about use of the policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the policy.

Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a policy must satisfy certain conditions: (i) the owner must be the annuitant; (ii) the policy generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year

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may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or partial surrenders must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1/2; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the policy value; (vii) the entire interest of the owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The Roth IRA is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is the deductible amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after attaining age 59 1/2, to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same as for traditional IRAs.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under Section 403(b). Therefore, employers using the policy in connection with such plans should consult their tax adviser. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed lifetime withdrawal benefit prior to age 59 1/2.

For policies issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.

Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders you request from a 403(b) policy comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) policies or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

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Corporate Pension and Profit-Sharing Plans and H.R. 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the policy is assigned or transferred to any individual as a means to provide benefit payments.

Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities, and certain affiliates of such entities, and tax exempt organizations. The policies can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. For non-governmental Section 457 plans, all such investments, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts received under a non-governmental Section 457 plan are taxable and are subject to federal income tax withholding as wages.

Taxation of the Company

The Company at present is taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as part of the Company and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the policy. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account.

INVESTMENT EXPERIENCE

A “net investment factor” is used to determine the value of accumulation units and annuity units, and to determine annuity payment rates.

Accumulation Units

Allocations of a premium payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the premium payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of the underlying fund portfolios less any applicable charges or fees. The investment performance of the portfolio, expenses, and deductions of certain charges affect the value of an accumulation unit.

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Upon allocation to the selected subaccount, premium payments are converted into accumulation units of the subaccount. The number of accumulation units to be credited is determined by dividing the dollar amount allocated to each subaccount by the value of an accumulation unit for that subaccount as next determined after the premium payment is received at the administrative and service office or, in the case of the initial premium payment, when the enrollment form is completed, whichever is later. The value of an accumulation unit for each subaccount was arbitrarily established at $1 at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of trading on each day the New York Stock Exchange is open for regular trading.

An index (the “net investment factor”) which measures the investment performance of a subaccount during a valuation period, is used to determine the value of an accumulation unit for the next subsequent valuation period. The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease, or remain the same from one valuation period to the next. You bear this investment risk. The net investment performance of a subaccount and deduction of certain charges affect the accumulation unit value.

The net investment factor for any subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net result of:

(1)	the net asset value per share of the shares held in the subaccount determined at the end of the current valuation period, plus

(2)	the per share amount of any dividend or capital gain distribution made with respect to the shares held in the subaccount if the ex-dividend date occurs during the current valuation period, plus or minus

(3)	a per share credit or charge for any taxes determined by the Company to have resulted during the valuation period from the investment operations of the subaccount;

(b)	is the net asset value per share of the shares held in the subaccount determined as of the end of the immediately preceding valuation period; and

(c)	is an amount representing the separate account charge and any optional benefit fees, if applicable.

Illustration of Separate Account Accumulation Unit Value Calculations

Formula and Illustration for Determining the Net Investment Factor

Net Investment Factor =	(A + B-C)	-E
D

Where:

A =	The net asset value of an underlying fund portfolio share as of the end of the current valuation period.

	Assume	A=$11.57

B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding valuation period.

	Assume	B=0

C =	The per share charge or credit for any taxes reserved for at the end of the current valuation period.

	Assume	C=0

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D =	The net asset value of an underlying fund portfolio share at the end of the immediately preceding valuation period.

	Assume	D=$11.40

E =	The daily deduction for the mortality and expense risk fee and the administrative charge, and any optional benefit fees, if applicable. Assume E totals 1.20% on an annual basis; On a daily basis, this equals 0.0000327.

Then, the net investment factor =	(11.57 + 0 - 0)	-0.0000327 = Z = 1.0148796
(11.40)

Formula and Illustration for Determining Accumulation Unit Value

Accumulation Unit Value = A * B

Where:

A =	The accumulation unit value for the immediately preceding valuation period.

Assume = $X

B =	The net investment factor for the current valuation period.

Assume = Y

Then, the accumulation unit value = $X * Y = $Z

Annuity Unit Value and Annuity Payment Rates

The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount exceeds the assumed investment return of 5% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the annual assumed investment return. The value of a variable annuity unit in each subaccount was established at $1 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to (a) multiplied by (b) multiplied by (c), where:

(a)	is the variable annuity unit value for the subaccount on the immediately preceding business day;

(b)	is the net investment factor for that subaccount for the valuation period; and

(c)	is the assumed investment return adjustment factor for the valuation period.

The assumed investment return adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.

The net investment factor for the policy used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:

(i)	is the result of:

(1)	the net asset value of a fund share held in that subaccount determined at the end of the current valuation period; plus

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(2)	the per share amount of any dividend or capital gain distributions made by the fund for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus

(3)	a per share charge or credit for any taxes reserved for, which the Company determines to have resulted from the investment operations of the subaccount.

(ii)	is the net asset value of a fund share held in that subaccount determined as of the end of the immediately preceding valuation period.

(iii)	is a factor representing the mortality and expense risk fee and administrative charge. This factor is equal, on an annual basis, to 1.25% of the daily net asset value of shares held in that subaccount.

The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.

The annuity payment rates generally vary according to the annuity option elected and the gender and adjusted age of the annuitant at the annuity commencement date. The policy contains a table for determining the adjusted age of the annuitant.

Illustration of Calculations for Annuity Unit

Value and Variable Annuity Payments

Formula and Illustration for Determining Annuity Unit Value

Annuity Unit Value = A * B * C

Where:

A =	annuity unit value for the immediately preceding valuation period.

Assume = $X

B =	Net investment factor for the valuation period for which the annuity unit value is being calculated.

Assume = Y

C =	A factor to neutralize the annual assumed investment return of 5% built into the Annuity Tables used.

Assume = Z

Then, the annuity unit value is:

$X * Y * Z = $Q

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Formula and Illustration for Determining Amount of

First Monthly Variable Annuity Payment

First monthly variable annuity payment =	A* B
$1,000

Where:

A =	The adjusted policy value as of the annuity commencement date.
Assume = $X

B =	The annuity purchase rate per $1,000 of adjusted policy value based upon the option selected, the sex and adjusted age of the annuitant according to the tables contained in the policy.

Assume = $Y

Then, the first monthly variable annuity payment =	$X * $Y	= $Z
1,000

Formula and Illustration for Determining the Number of Annuity Units

Represented by Each Monthly Variable Annuity Payment

Number of annuity units =	A
B

Where:

A =	The dollar amount of the first monthly variable annuity payment.

Assume = $X

B =	The annuity unit value for the valuation date on which the first monthly payment is due.

Assume = $Y

Then, the number of annuity units =	$X	= Z

$Y

HISTORICAL PERFORMANCE DATA

Money Market Yields

The Company may from time to time disclose the current annualized yield of the money market subaccount, which invests in the corresponding money market portfolio, for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the corresponding money market portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 unit of the money

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market subaccount at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a policy that are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for (i) the administrative charges and (ii) the mortality and expense risk fee. Current yield will be calculated according to the following formula:

Current Yield = ((NCS * ES)/UV) * (365/7)

Where:

NCS	=	The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES	=	Per unit expenses of the subaccount for the 7-day period.

UV	=	The unit value on the first day of the 7-day period.

Because of the charges and deductions imposed under a policy, the yield for the money market subaccount will be lower than the yield for the corresponding money market portfolio. The yield calculations do not reflect the effect of any premium taxes. The yield calculations also do not reflect surrender charges that may be applicable to a particular policy. Surrender charges range from 5% to 0% of the amount of premium payments surrendered based on the number of years since the premium payment was made. Surrender charges are based on the number of years since the date the premium payment was made, not the policy issue date.

The Company may also disclose the effective yield of the money market subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the base period return according to the following formula:

Effective Yield = (1 + ((NCS - ES)/UV))365/7 - 1

Where:

NCS	=	The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES	=	Per unit expenses of the subaccount for the 7-day period.

UV	=	The unit value on the first day of the 7-day period.

The yield on amounts held in the money market subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The money market subaccount’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the corresponding money market portfolio, the types and quality of portfolio securities held by the corresponding money market portfolio and its operating expenses.

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Total Returns

The Company may from time to time also advertise or disclose total returns for one or more of the subaccounts for various periods of time. One of the periods of time will include the period measured from the date the subaccount commenced operations. When a subaccount has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication and will be stated in the communication.

Total returns will be calculated using subaccount unit values which the Company calculates on each business day based on the performance of the separate account’s underlying fund portfolio and the deductions for the mortality and expense risk fee and the administrative charges. Total return calculations will reflect the effect of surrender charges that may be applicable to a particular period. The total return will then be calculated according to the following formula:

P (1 + T)N = ERV

Where:

T	=	The average annual total return net of subaccount recurring charges.

ERV	=	The ending redeemable value of the hypothetical account at the end of the period.

P	=	A hypothetical initial payment of $1,000.

N	=	The number of years in the period.

Other Performance Data

The Company may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the surrender charge percentage will be assumed to be 0%.

The Company may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula except that the surrender charge percentage will be assumed to be 0%:

CTR = (ERV / P)-1

Where:

CTR	=	The cumulative total return net of subaccount recurring charges for the period.

ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.

P	=	A hypothetical initial payment of $1,000.

All non-standard performance data will only be advertised if the standard performance data is also disclosed.

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Adjusted Historical Performance Data

From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date a particular subaccount commenced operations. Such performance information for the subaccounts will be calculated based on the performance of the various portfolios and the assumption that the subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of policy charges that are currently in effect.

PUBLISHED RATINGS

The Company may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard

& Poor’s Insurance Ratings Services, Moody’s Investors Service and Fitch Financial Ratings. The purpose of the ratings is to reflect the financial strength of the Company. The ratings should not be considered as bearing on the investment performance of assets held in the separate account or of the safety or riskiness of an investment in the separate account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, these ratings may be referred to in advertisements or sales literature or in reports to owners. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance policies in accordance with their terms.

STATE REGULATION OF TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

The Company is subject to the laws of New York governing insurance companies and to regulation by the New York Department of Insurance. An annual statement in a prescribed form is filed with the Department of Insurance each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Department of Insurance includes periodic examination to determine the Company’s contract liabilities and reserves so that the Department may determine the items are correct. The Company’s books and accounts are subject to review by the Department of Insurance at all times, and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

ADMINISTRATION

The Company performs administrative services for the policies. These services include issuance of the policies, maintenance of records concerning the policies, and certain valuation services.

RECORDS AND REPORTS

All records and accounts relating to the separate account will be maintained by the Company. As presently required by the 1940 Act, as amended, and regulations promulgated thereunder, the Company will mail to all owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Owners will also receive confirmation of each financial transaction and any other

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reports required by law or regulation. However, for certain routine transactions (for example, regular monthly premiums deducted from your checking account, or regular annuity payments the Company sends to you) you may only receive quarterly confirmations.

DISTRIBUTION OF THE POLICIES

We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (“TCI”), for the distribution and sale of the policies. We may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies (e.g., commissions payable to selling firms selling the Policies, as described below.)

TCI’s home office is located at 4600 S Syracuse St. Suite 1100 Denver, Colorado 80237-2719. TCI is an indirect, wholly owned subsidiary of AEGON USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is a member of Financial Industry Regulatory Authority (“FINRA”). TCI is not a member of the Securities Investor Protection Corporation.

We currently offer the policies on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering. The policies are offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. TCI compensates these selling firms for their services. Sales representatives with these selling firms are appointed as our insurance agents.

We and our affiliates provide paid-in capital to TCI and pay for TCI’s operating and other expenses, including overhead, legal and accounting fees. We also pay TCI and “override” payment based on the pricing of the product which becomes part of TCI’s assets. In addition, we pay commission to TCI for policy sales; these commissions are passed through to the selling firms with TCI not retaining any portion of the commissions. During fiscal year 2011, 2010 and 2009, the amounts paid to TCI in connection with all policies sold through the separate account were $1,253,672, $785,168 and $85,802, respectively.

We and/or TCI or another affiliate may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses of the selling firms. We and/or TCI may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

VOTING RIGHTS

To the extent required by law, the Company will vote the underlying fund portfolios’ shares held by the separate account at regular and special shareholder meetings of the underlying fund portfolios in accordance with instructions received from persons having voting interests in the portfolios, although none of the underlying fund portfolios hold regular annual shareholder meetings. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the underlying fund portfolios shares in its own right, it may elect to do so.

22

Before the annuity commencement date, you hold the voting interest in the selected portfolios. The number of votes that you have the right to instruct will be calculated separately for each subaccount. The number of votes that you have the right to instruct for a particular subaccount will be determined by dividing your policy value in the subaccount by the net asset value per share of the corresponding portfolio in which the subaccount invests. Fractional shares will be counted.

After the annuity commencement date, the person receiving annuity payments has the voting interest, and the number of votes decreases as annuity payments are made and as the reserves for the policy decrease. The person’s number of votes will be determined by dividing the reserve for the policy allocated to the applicable subaccount by the net asset value per share of the corresponding portfolio. Fractional shares will be counted.

The number of votes that you or the person receiving income payments has the right to instruct will be determined as of the date established by the underlying fund portfolio for determining shareholders eligible to vote at the meeting of the underlying fund portfolio. The Company will solicit voting instructions by sending you, or other persons entitled to vote, requests for instructions prior to that meeting in accordance with procedures established by the underlying fund portfolio. Portfolio shares as to which no timely instructions are received, and shares held by the Company in which you, or other persons entitled to vote have no beneficial interest, will be voted in proportion to the voting instructions that are received with respect to all policies participating in the same subaccount.

Each person having a voting interest in a subaccount will receive proxy material, reports, and other materials relating to the appropriate portfolio.

OTHER PRODUCTS

The Company makes other variable annuity policies available that may also be funded through the separate account. These variable annuity policies may have different features, such as different investment choices or charges.

CUSTODY OF ASSETS

The Company holds assets of each of the subaccounts. The assets of each of the subaccounts are segregated and held separate and apart from the assets of the other subaccounts and from the Company’s general account assets. The Company maintains records of all purchases and redemptions of shares of the underlying fund portfolios held by each of the subaccounts. Additional protection for the assets of the separate account is afforded by the Company’s fidelity bond, presently in the amount of $5,000,000, covering the acts of officers and employees of the Company.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP, of Washington D.C. has provided legal advice to the Company regarding to certain matters under the federal securities laws that relate to the policies.

23

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Separate Account VA HNY, at December 31, 2011 and for the periods disclosed in the financial statements, and the statutory-basis financial statements and schedules of Transamerica Financial Life Insurance Company at December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, appearing herein, have been audited by Ernst & Young LLP, Suite 3000, 801 Grand Avenue, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon their reports given on their authority as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC, under the Securities Act of 1933 as amended, with respect to the policies discussed in this SAI. Not all of the information set forth in the registration statement and the amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

The values of your interest in the separate account will be affected solely by the investment results of the selected subaccount(s). Financial statements of certain subaccounts of Separate Account VA HNY, which are available for investment by Transamerica PrincipiumSM II Variable Annuity policy owners, are contained herein. The statutory-basis financial statements and schedules of Transamerica Financial Life Insurance Company, which are included in this SAI, should be considered only as bearing on the ability of the Company to meet its obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the separate account.

24

APPENDIX

CONDENSED FINANCIAL INFORMATION

The following tables list the accumulation unit values and the number of accumulation units outstanding for the total separate account expenses listed therein for each subaccount.

	Year	Separate Account Expense 1.55%
Subaccount		Beginning AUV	Ending AUV	# Units
TA Efficient Markets – Service Class	2011	$1.101020	$1.060487	0.000
Subaccount Inception Date November 19, 2009	2010	$0.994938	$1.101020	0.000
	2009	$0.989372	$0.994938	0.000
TA PIMCO Total Return – Service Class	2011	$1.162771	$1.213185	8,309.547
Subaccount Inception Date August 18, 2008	2010	$1.104210	$1.162771	13,775.475
	2009	$0.968744	$1.104210	17,309.422
	2008	$1.000000	$0.968744	0.000
TA AEGON Money Market – Service Class	2011	$0.970297	$0.955580	3,233.223
Subaccount Inception Date August 18, 2008	2010	$0.985276	$0.970297	0.000
	2009	$1.000451	$0.985276	0.000
	2008	$1.000000	$1.000451	0.000
TA AEGON U.S. Government Securities – Service Class	2011	$1.096078	$1.158025	0.000
Subaccount Inception Date August 18, 2008	2010	$1.067958	$1.096078	0.000
	2009	$1.040818	$1.067958	14,112.902
	2008	$1.000000	$1.040818	0.000
PAM TA AEGON U.S. Government Securities – Service Class	2011	$1.096078	$1.158025	0.000
Subaccount Inception Date August 18, 2008	2010	$1.067958	$1.096078	0.000
	2009	$1.040818	$1.067958	0.000
	2008	$1.000000	$1.040818	0.000
TA Vanguard ETF Index – Conservative – Service Class	2011	$1.075590	$1.092843	142,215.562
Subaccount Inception Date November 19, 2009	2010	$0.998190	$1.075590	0.000
	2009	$0.999958	$0.998190	0.000
TA Vanguard ETF Index – Balanced – Service Class	2011	$1.088247	$1.087387	176,575.127
Subaccount Inception Date August 18, 2008	2010	$0.998366	$1.088247	92,221.194
	2009	$0.870025	$0.998366	0.000
	2008	$1.000000	$0.870025	0.000
TA Vanguard ETF Index – Growth – Service Class	2011	$1.063492	$1.035415	85,049.522
Subaccount Inception Date August 18, 2008	2010	$0.955701	$1.063492	88,040.640
	2009	$0.787876	$0.955701	185,834.774
	2008	$1.000000	$0.787876	0.000
TA Vanguard ETF Index – Aggressive Growth – Service Class	2011	$1.153818	$1.091708	26,622.536
Subaccount Inception Date November 19, 2009	2010	$1.024147	$1.153818	31,524.741
	2009	$0.999958	$1.024147	0.000
TA ProFunds UltraBear Fund – Service Class OAM	2011	$0.405419	$0.319599	16,523.722
Subaccount Inception Date May 1, 2009	2010	$0.562151	$0.405419	0.000
	2009	$1.000000	$0.562151	0.000
TA AEGON Tactical Vanguard ETF – Balanced – Service Class
Subaccount Inception Date May 2, 2011	2011	$1.000000	$0.960147	0.000
TA AEGON Tactical Vanguard ETF – Conservative – Service Class
Subaccount Inception Date May 2, 2011	2011	$1.000000	$0.979952	16,091.179
TA AEGON Tactical Vanguard ETF – Growth – Service Class
Subaccount Inception Date May 2, 2011	2011	$1.000000	$0.919566	0.000

25

CONDENSED FINANCIAL INFORMATION — (Continued)

	Year	Separate Account Expense 1.35%
Subaccount		Beginning AUV	Ending AUV	# Units
TA Efficient Markets – Service Class	2011	$1.103448	$1.064927	64,091.979
Subaccount Inception Date November 19, 2009	2010	$0.995171	$1.103448	22,529.112
	2009	$0.989377	$0.995171	0.000
TA PIMCO Total Return – Service Class	2011	$1.168216	$1.221259	772,599.418
Subaccount Inception Date August 18, 2008	2010	$1.107200	$1.168216	239,775.840
	2009	$0.969449	$1.107200	95,489.226
	2008	$1.000000	$0.969449	0.000
TA AEGON Money Market – Service Class	2011	$0.974885	$0.961993	3,160.053
Subaccount Inception Date August 18, 2008	2010	$0.988009	$0.974885	110,544.086
	2009	$1.001182	$0.988009	3,234.577
	2008	$1.000000	$1.001182	0.000
TA AEGON U.S. Government Securities – Service Class	2011	$1.101195	$1.165733	212,269.303
Subaccount Inception Date August 18, 2008	2010	$1.070836	$1.101195	97,786.005
	2009	$1.041579	$1.070836	28,684.541
	2008	$1.000000	$1.041579	0.000
PAM TA AEGON U.S. Government Securities – Service Class	2011	$1.101195	$1.165733	0.000
Subaccount Inception Date August 18, 2008	2010	$1.070836	$1.101195	0.000
	2009	$1.041579	$1.070836	0.000
	2008	$1.000000	$1.041579	0.000
TA Vanguard ETF Index – Conservative – Service Class	2011	$1.077970	$1.097415	2,167,392.475
Subaccount Inception Date November 19, 2009	2010	$0.998420	$1.077970	1,171,574.214
	2009	$0.999963	$0.998420	0.000
TA Vanguard ETF Index – Balanced – Service Class	2011	$1.093332	$1.094621	701,089.940
Subaccount Inception Date August 18, 2008	2010	$1.001063	$1.093332	239,039.791
	2009	$0.870662	$1.001063	2,096,975.980
	2008	$1.000000	$0.870662	1,961,477.588
TA Vanguard ETF Index – Growth – Service Class	2011	$1.068478	$1.042321	754,321.528
Subaccount Inception Date August 18, 2008	2010	$0.958292	$1.068478	782,413.735
	2009	$0.788462	$0.958292	523,054.938
	2008	$1.000000	$0.788462	0.000
TA Vanguard ETF Index – Aggressive Growth – Service Class	2011	$1.156356	$1.096261	0.000
Subaccount Inception Date November 19, 2009	2010	$1.024383	$1.156356	52,863.323
	2009	$0.999963	$1.024383	0.000
TA ProFunds UltraBear Fund – Service Class OAM	2011	$0.406761	$0.321281	0.000
Subaccount Inception Date May 1, 2009	2010	$0.562904	$0.406761	0.000
	2009	$1.000000	$0.562904	0.000
TA AEGON Tactical Vanguard ETF – Balanced – Service Class
Subaccount Inception Date May 2, 2011	2011	$1.000000	$0.961403	14,767.964
TA AEGON Tactical Vanguard ETF – Conservative – Service Class
Subaccount Inception Date May 2, 2011	2011	$1.000000	$0.981233	5,027.501
TA AEGON Tactical Vanguard ETF – Growth – Service Class
Subaccount Inception Date May 2, 2011	2011	$1.000000	$0.920764	0.000

	Year	Separate Account Expense 1.20%
Subaccount		Beginning AUV	Ending AUV	# Units
TA Efficient Markets – Service Class	2011	$1.105283	$1.068267	161,984.422
Subaccount Inception Date November 19, 2009	2010	$0.995345	$1.105283	105,338.645
	2009	$0.989381	$0.995345	0.000

26

CONDENSED FINANCIAL INFORMATION — (Continued)

	Year	Separate Account Expense 1.20%
Subaccount		Beginning AUV	Ending AUV	# Units
TA PIMCO Total Return – Service Class	2011	$1.172329	$1.227383	654,790.076
Subaccount Inception Date August 18, 2008	2010	$1.109458	$1.172329	417,543.978
	2009	$0.969983	$1.109458	57,745.993
	2008	$1.000000	$0.969983	0.000
TA AEGON Money Market – Service Class	2011	$0.978335	$0.966765	0.000
Subaccount Inception Date August 18, 2008	2010	$0.990022	$0.978335	85,152.853
	2009	$1.001727	$0.990022	573.441
	2008	$1.000000	$1.001727	0.000
TA AEGON U.S. Government Securities – Service Class	2011	$1.105082	$1.171579	45,640.979
Subaccount Inception Date August 18, 2008	2010	$1.073021	$1.105082	274,555.048
	2009	$1.042149	$1.073021	63,607.148
	2008	$1.000000	$1.042149	0.000
PAM TA AEGON U.S. Government Securities – Service Class	2011	$1.105082	$1.171579	102,432.296
Subaccount Inception Date August 18, 2008	2010	$1.073021	$1.105082	0.000
	2009	$1.042149	$1.073021	0.000
	2008	$1.000000	$1.042149	0.000
TA Vanguard ETF Index – Conservative – Service Class	2011	$1.079746	$1.100842	207,961.255
Subaccount Inception Date November 19, 2009	2010	$0.998595	$1.079746	209,176.454
	2009	$0.999967	$0.998595	0.000
TA Vanguard ETF Index – Balanced – Service Class	2011	$1.097198	$1.100119	2,163,965.567
Subaccount Inception Date August 18, 2008	2010	$1.003107	$1.097198	1,229,697.032
	2009	$0.871144	$1.003107	475,963.513
	2008	$1.000000	$0.871144	0.000
TA Vanguard ETF Index – Growth – Service Class	2011	$1.072265	$1.047565	3,786,678.901
Subaccount Inception Date August 18, 2008	2010	$0.960250	$1.072265	3,129,762.108
	2009	$0.788892	$0.960250	529,551.166
	2008	$1.000000	$0.788892	0.000
TA Vanguard ETF Index – Aggressive Growth – Service Class	2011	$1.158272	$1.099707	746,513.887
Subaccount Inception Date November 19, 2009	2010	$1.024561	$1.158272	207,819.432
	2009	$0.999967	$1.024561	0.000
TA ProFunds UltraBear Fund – Service Class OAM	2011	$0.407765	$0.322547	505,107.419
Subaccount Inception Date May 1, 2009	2010	$0.563459	$0.407765	54,329.316
	2009	$1.000000	$0.563459	39,662.574
TA AEGON Tactical Vanguard ETF – Balanced – Service Class
Subaccount Inception Date May 2, 2011	2011	$1.000000	$0.962357	664.777
TA AEGON Tactical Vanguard ETF – Conservative – Service Class
Subaccount Inception Date May 2, 2011	2011	$1.000000	$0.982195	10,112.129
TA AEGON Tactical Vanguard ETF – Growth – Service Class
Subaccount Inception Date May 2, 2011	2011	$1.000000	$0.921669	6,592.508

	Year	Separate Account Expense 1.00%
Subaccount		Beginning AUV	Ending AUV	# Units
TA Efficient Markets – Service Class	2011	$1.107725	$1.072752	712,211.399
Subaccount Inception Date November 19, 2009	2010	$0.995576	$1.107725	455,408.312
	2009	$0.989386	$0.995576	0.000
TA PIMCO Total Return – Service Class	2011	$1.177820	$1.235559	2,354,638.268
Subaccount Inception Date August 18, 2008	2010	$1.112447	$1.177820	1,360,351.179
	2009	$0.970688	$1.112447	387,213.750
	2008	$1.000000	$0.970688	22,308.117

27

CONDENSED FINANCIAL INFORMATION — (Continued)

	Year	Separate Account Expense 1.00%
Subaccount		Beginning AUV	Ending AUV	# Units
TA AEGON Money Market – Service Class	2011	$0.982843	$0.973173	339,173.099
Subaccount Inception Date August 18, 2008	2010	$0.992662	$0.982843	133,922.782
	2009	$1.002462	$0.992662	0.000
	2008	$1.000000	$1.002462	199,508.809
TA AEGON U.S. Government Securities – Service Class	2011	$1.110246	$1.179372	1,316,156.712
Subaccount Inception Date August 18, 2008	2010	$1.075920	$1.110246	513,129.244
	2009	$1.042913	$1.075920	107,485.011
	2008	$1.000000	$1.042913	109,365.329
PAM TA AEGON U.S. Government Securities – Service Class	2011	$1.110246	$1.179372	973,826.180
Subaccount Inception Date August 18, 2008	2010	$1.075920	$1.110246	0.000
	2009	$1.042913	$1.075920	0.000
	2008	$1.000000	$1.042913	0.000
TA Vanguard ETF Index – Conservative – Service Class	2011	$1.082146	$1.105463	2,425,580.816
Subaccount Inception Date November 19, 2009	2010	$0.998832	$1.082146	1,108,989.599
	2009	$0.999973	$0.998832	0.000
TA Vanguard ETF Index – Balanced – Service Class	2011	$1.102363	$1.107479	5,349,910.226
Subaccount Inception Date August 18, 2008	2010	$1.005834	$1.102363	1,966,261.043
	2009	$0.871781	$1.005834	817,341.819
	2008	$1.000000	$0.871781	240,039.643
TA Vanguard ETF Index – Growth – Service Class	2011	$1.077284	$1.054544	6,132,422.614
Subaccount Inception Date August 18, 2008	2010	$0.962852	$1.077284	2,659,416.520
	2009	$0.789470	$0.962852	1,447,795.317
	2008	$1.000000	$0.789470	41,214.590
TA Vanguard ETF Index – Aggressive Growth – Service Class	2011	$1.160828	$1.104316	206,956.815
Subaccount Inception Date November 19, 2009	2010	$1.024800	$1.160828	79,763.318
	2009	$0.999973	$1.024800	0.000
TA ProFunds UltraBear Fund – Service Class OAM	2011	$0.409121	$0.324256	119,099.928
Subaccount Inception Date May 1, 2009	2010	$0.564212	$0.409121	1,197.178
	2009	$1.000000	$0.564212	0.000
TA AEGON Tactical Vanguard ETF – Balanced – Service Class
Subaccount Inception Date May 2, 2011	2011	$1.000000	$0.963618	261,963.603
TA AEGON Tactical Vanguard ETF – Conservative – Service Class
Subaccount Inception Date May 2, 2011	2011	$1.000000	$0.983487	354,739.857
TA AEGON Tactical Vanguard ETF – Growth – Service Class
Subaccount Inception Date May 2, 2011	2011	$1.000000	$0.922879	65,354.911

28

F I N A N C I A L   S T A T E M E N T S   A N D   S C H E D U L E S –

S T A T U T O R Y   B A S I S

Transamerica Financial Life Insurance Company

Years Ended December 31, 2011, 2010 and 2009

Transamerica Financial Life Insurance Company

Financial Statements and Schedules – Statutory Basis

Years Ended December 31, 2011, 2010 and 2009

Report of Independent Registered Public Accounting Firm

The Board of Directors

Transamerica Financial Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Financial Life Insurance Company (the Company) as of December 31, 2011 and 2010, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2011. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Financial Life Insurance Company at December 31, 2011 and 2010, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2011.

1

Amember firm of Ernst & Young Global Limited

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Financial Life Insurance Company at December 31, 2011 and 2010, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2011, in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the financial statements, in 2010 and 2009 in response to new accounting standards, the Company changed its method of accounting for collateral received related to certain financial transactions, deferred income taxes, and investments in loan-backed and structured securities.

April 11, 2012

2

Transamerica Financial Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Data)

	December 31
	2011	2010
Admitted assets
Cash and invested assets:
Bonds	$7,790,711	$8,064,065
Preferred stocks	2,228	1,610
Common stocks
Affiliated entities (cost: 2011—$4,892; 2010—$ 4,595)	5,697	5,545
Unaffiliated (cost: 2011 - $1,402; 2010 - $ 3,041)	4,191	7,046
Mortgage loans on real estate	625,301	769,469
Policy loans	55,858	62,379
Cash, cash equivalents and short-term investments	178,103	138,349
Derivatives	123,812	52,246
Other invested assets	92,134	102,408
Receivables for securities	6,185	7,973
Securities lending reinvested collateral assets	476,053	476,851

Total cash and invested assets	9,360,273	9,687,941

Premiums deferred and uncollected	10,587	70,080
Due and accrued investment income	96,954	100,638
Net deferred income tax asset	50,594	66,106
Reinsurance receivable	15,795	18,832
Federal income tax recoverable	—	33,781
Receivable from parent, subsidiaries and affiliates	21,243	19,748
Accounts receivable	27,050	29,484
Estimated premium tax offset on the provision for future guarantee fund assessments	16,319	16,000
Other admitted assets	1,206	2,717
Separate account assets	15,878,424	14,267,158

Total admitted assets	$25,478,445	$24,312,485

3

Transamerica Financial Life Insurance Company

Balance Sheets – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	December 31
	2011	2010
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$785,498	$1,163,481
Annuity	6,908,679	6,715,284
Accident and health	120,653	118,911
Policy and contract claim reserves:
Life	19,491	62,607
Annuity	551	377
Accident and health	15,562	24,711
Liability for deposit-type contracts	64,049	124,817
Other policyholders’ funds	870	939
Federal income taxes payable	6,385	—
Transfers (from) to separate accounts due or accrued	(59,547)	42,634
Remittances and items not allocated	167,965	173,769
Asset valuation reserve	101,956	110,118
Interest maintenance reserve	80,537	86,084
Funds held under coinsurance and other reinsurance treaties	241	139
Reinsurance in unauthorized companies	806	1,407
Commissions and expense allowances payable on reinsurance assumed	15,029	10,970
Payable for securities	20,491	528
Payable to parent, subsidiaries and affiliates	22,062	24,029
Derivatives	4,714	12,568
Payable for securities lending	476,053	476,851
Taxes, licenses and fees due or accrued	34,882	26,518
Payable for derivative cash collateral	87,708	35,079
Deferred gain on assumption of reinsurance transaction	20,408	22,834
Other liabilities	12,898	16,926
Separate account liabilities	15,878,363	14,266,237

Total liabilities	24,786,304	23,517,818

Capital and surplus:
Common stock, $125 per share par value, 16,466 shares authorized, issued and outstanding	2,058	2,058
Preferred stock, $10 per share par value, 44,175 shares authorized, issued and outstanding	442	442
Aggregate write-ins for other than special surplus funds	27,930	31,476
Surplus notes	150,000	150,000
Paid-in surplus	849,460	849,460
Special surplus	4,796	4,581
Unassigned deficit	(342,545)	(243,350)

Total capital and surplus	692,141	794,667

Total liabilities and capital and surplus	$25,478,445	$24,312,485

See accompanying notes.

4

Transamerica Financial Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2011	2010	2009
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$(378,419)	$394,883	$386,415
Annuity	4,738,804	4,664,761	3,871,445
Accident and health	66,085	85,634	70,664
Net investment income	463,530	506,127	505,584
Amortization of interest maintenance reserve	16,416	10,260	2,280
Commissions and expense allowances on reinsurance ceded	(52,546)	60,476	56,903
Income from fees associated with investment management, administration and contract guarantees for separate accounts	114,076	92,604	73,404
Consideration on reinsurance transaction	75,821	—	1,135
Assumption reinsurance gain	—	53,413	—
Income from fees associated with investment management and administration for general account	35,591	11,120	6,419
IMR adjustment due to reinsurance	13,086	—	—
Other income	24,308	26,579	19,256

	5,116,752	5,905,857	4,993,505
Benefits and expenses:
Benefits paid or provided for:
Life and accident and health benefits	145,511	306,149	303,056
Annuity benefits	105,868	99,443	92,860
Surrender benefits	3,671,197	3,045,837	2,221,500
Other benefits	8,152	10,637	14,680
Increase (decrease) in aggregate reserves for policies and contracts:
Life	(379,626)	136,548	61,506
Annuity	193,394	(289,567)	71,743
Accident and health	1,742	8,224	4,035

	3,746,238	3,317,271	2,769,380
Insurance expenses:
Commissions	152,964	144,196	139,330
General insurance expenses	143,542	123,475	126,883
Taxes, licenses and fees	18,065	15,895	7,656
Net transfers to separate accounts	1,143,898	2,092,506	1,367,434
Experience refunds	85,372	12,074	31,650
Interest on surplus notes	9,375	9,375	9,375
Other benefits	(3,715)	(3,354)	(9,572)

	1,549,501	2,394,167	1,672,756

Total benefits and expenses	5,295,739	5,711,438	4,442,136

(Loss) gain from operations before dividends to policyholders, federal income tax expense and net realized capital losses on investments	$(178,987)	$194,419	$551,369

5

Transamerica Financial Life Insurance Company

Statements of Operations – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2011	2010	2009
Dividends to policyholders	$—	$—	$17

(Loss) gain from operations before federal income tax expense and net realized capital losses on investments	(178,987)	194,419	551,352
Federal income tax expense	44,789	58,571	40,971

(Loss) gain from operations before net realized capital losses on investments	(223,776)	135,848	510,381
Net realized capital losses on investments (net of related federal income taxes and amounts tranferred to interest maintenance reserve)	(43,004)	(65,499)	(185,003)

Net (loss) income	$(266,780)	$70,349	$325,378

See accompanying notes.

6

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and

Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Aggregate Write-ins for Other than Special Surplus Funds	Surplus Notes	Paid-in Surplus	Special Surplus	Unassigned Deficit	Total Capital and Surplus
Balance at January 1, 2009	$2,058	$442	$—	$150,000	$849,475	$2,235	$(243,126)	$761,084
Cumulative effect of change in accounting principles	—	—	—	—	—	—	(5,198)	(5,198)
Net income	—	—	—	—	—	1,518	323,860	325,378
Change in net unrealized capital gains and losses, net of tax	—	—	—	—	—	—	(129,137)	(129,137)
Change in net unrealized foreign capital gains and losses, net of tax	—	—	—	—	—	—	(3)	(3)
Change in nonadmitted assets	—	—	—	—	—	—	16,240	16,240
Change in asset valuation reserve	—	—	—	—	—	—	(5,098)	(5,098)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	—	22,417	22,417
Change in reserve on account of change in valuation basis	—	—	—	—	—	—	4,577	4,577
Surplus contributed to separate account	—	—	—	—	—	—	(22)	(22)
Other changes in surplus in separate account statement	—	—	—	—	—	—	(9,257)	(9,257)
Change in net deferred income tax asset	—	—	—	—	—	—	(95,930)	(95,930)
Change in surplus as result of reinsurance	—	—	—	—	—	—	(995)	(995)
Increase in admitted deferred tax assets pursuant to SSAP No. 10R	—	—	27,585	—	—	—	—	27,585
Return of capital related to stock appreciation rights plan of indirect parent	—	—	—	—	(15)	—	—	(15)

Balance at December 31, 2009	2,058	442	27,585	150,000	849,460	3,753	(121,672)	911,626
Cumulative effect of change in accounting principles	—	—	—	—	—	—	601	601
Net income	—	—	—	—	—	828	69,521	70,349
Change in net unrealized capital gains and losses, net of tax	—	—	—	—	—	—	4,775	4,775
Change in net unrealized foreign capital gains and losses, net of tax	—	—	—	—	—	—	(2)	(2)
Change in nonadmitted assets	—	—	—	—	—	—	6,559	6,559
Change in asset valuation reserve	—	—	—	—	—	—	(21,129)	(21,129)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	—	2,311	2,311
Change in reserve on account of change in valuation basis	—	—	—	—	—	—	(3,001)	(3,001)
Surplus contributed to separate account	—	—	—	—	—	—	(547)	(547)
Other changes in surplus in separate account statement	—	—	—	—	—	—	610	610
Change in net deferred income tax asset	—	—	—	—	—	—	24,065	24,065
Change in surplus as result of reinsurance	—	—	—	—	—	—	(995)	(995)
Increase in admitted deferred tax assets pursuant to SSAP No. 10R	—	—	3,891	—	—	—	—	3,891
Change in deferred premium due to valuation adjustment	—	—	—	—	—	—	(4,446)	(4,446)
Dividends to stockholders	—	—	—	—	—	—	(200,000)	(200,000)

Balance at December 31, 2010	$2,058	$442	$31,476	$150,000	$849,460	$4,581	$(243,350)	$794,667

7

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Preferred Stock	Aggregate Write-ins for Other than Special Surplus Funds	Surplus Notes	Paid-in Surplus	Special Surplus	Unassigned Deficit	Total Capital and Surplus
Balance at December 31, 2010	$2,058	$442	$31,476	$150,000	$849,460	$4,581	$(243,350)	$794,667
Net income (loss)	—	—	—	—	—	215	(266,995)	(266,780)
Change in net unrealized capital gains and losses, net of tax	—	—	—	—	—	—	48,801	48,801
Change in net unrealized foreign capital gains and losses, net of tax	—	—	—	—	—	—	(793)	(793)
Change in nonadmitted assets	—	—	—	—	—	—	19,988	19,988
Change in asset valuation reserve	—	—	—	—	—	—	1,914	1,914
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	—	601	601
Change in reserve on account of change in valuation basis	—	—	—	—	—	—	520	520
Surplus withdrawn from separate account	—	—	—	—	—	—	965	965
Other changes in surplus in separate account statement	—	—	—	—	—	—	(860)	(860)
Change in net deferred income tax asset	—	—	—	—	—	—	(7,754)	(7,754)
Change in surplus as result of reinsurance	—	—	—	—	—	—	400,760	400,760
Change in admitted deferred tax assets pursuant to SSAP No. 10R	—	—	(3,546)	—	—	—	—	(3,546)
Correction of error-asset valuation reserve	—	—	—	—	—	—	6,248	6,248
Correction of error-TLIC novation of group annuity policies	—	—	—	—	—	—	(2,590)	(2,590)
Dividends to stockholders	—	—	—	—	—	—	(300,000)	(300,000)

Balance at December 31, 2011	$2,058	$442	$27,930	$150,000	$849,460	$4,796	$(342,545)	$692,141

See accompanying notes.

8

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2011	2010	2009
Operating activities
Premiums collected, net of reinsurance	$4,483,991	$5,148,268	$4,324,182
Net investment income	481,777	521,507	500,581
Miscellaneous income	592,123	170,094	152,004
Benefit and loss related payments	(4,032,966)	(3,490,532)	(2,776,934)
Net transfers to separate accounts	(1,246,079)	(2,050,540)	(1,364,038)
Commissions, expenses paid and aggregate write-ins for deductions	(337,782)	(259,124)	(311,940)
Dividends paid to policyholders	—	—	(17)
Federal and foreign income taxes (paid) recovered	(20,425)	(110,673)	36,010

Net cash (used in) provided by operating activities	(79,361)	(71,000)	559,848

Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	1,767,840	3,047,327	2,337,461
Preferred stock	—	1,700	499
Common stock	2,041	2,909	1,153
Mortgage loans	199,996	187,431	190,321
Real estate	—	—	4,950
Securities lending reinvested collateral assets	798	—	—
Other invested assets	23,669	17,733	7,481
Miscellaneous proceeds	23,856	971	56,901

Total investment proceeds	2,018,200	3,258,071	2,598,766

Costs of investments acquired:
Bonds	(1,486,259)	(3,120,465)	(3,674,181)
Preferred stock	(618)	—	(997)
Common stock	(1,694)	(2,535)	(3,462)
Mortgage loans	(55,689)	(46)	(1,206)
Securities lending reinvested collateral assets	—	(476,851)	—
Other invested assets	(12,955)	(11,074)	(7,166)
Miscellaneous applications	(32,729)	(103,341)	(148,504)

Total cost of investments acquired	(1,589,944)	(3,714,312)	(3,835,516)
Net decrease (increase) in policy loans	6,530	(2,794)	(2,685)

Net cost of investments acquired	(1,583,414)	(3,717,106)	(3,838,201)

Net cash provided by (used in) investing activities	434,786	(459,035)	(1,239,435)

9

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2011	2010	2009
Financing and miscellaneous activities
Net withdrawals on deposit-type contracts and other insurance liabilities	$(65,804)	$(42,174)	$(158,504)
Dividends to stockholders	(300,000)	(200,000)	—
Funds withheld under reinsurance treaties with unauthorized reinsurers	288	(83)	840
Receivable from parent, subsidiaries and affiliates	(1,496)	49,192	(4,751)
Payable to parent, subsidiaries and affiliates	(1,967)	(2,451)	(23,225)
Payable for securities lending	(798)	476,851	—
Other cash provided	54,106	171,697	140,150

Net cash (used in) provided by financing and miscellaneous activities	(315,671)	453,032	(45,490)

Net increase (decrease) in cash, cash equivalents and short-term investments	39,754	(77,003)	(725,077)

Cash, cash equivalents and short-term investments:
Beginning of year	138,349	215,352	940,429

End of year	$178,103	$138,349	$215,352

See accompanying notes.

10

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

December 31, 2011

1. Organization and Summary of Significant Accounting Policies

Organization

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company and is majority owned by AEGON USA, LLC. (AEGON) and minority owned by Transamerica Life Insurance Company (TLIC). Both AEGON and TLIC are indirect, wholly owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company sells fixed and variable pension and annuity products, group life coverages, life insurance, investment contracts, structured settlements and guaranteed interest contracts and funding agreements. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through brokers.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services (formerly known as the Department of Insurance of the State of New York), which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income

11

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

(OCI) for those designated as available-for-sale. Fair value for GAAP is based on indexes, third party pricing services, brokers, external fund managers and internal models. For statutory reporting, the NAIC allows insurance companies to report the fair value determined by the Securities Valuation Office of the NAIC (SVO) or determine the fair value by using a permitted valuation method.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment is considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An other-than-temporary impairment is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security.

If it is determined an other-than-temporary impairment has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows. If an other-than-temporary impairment has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the other-than-temporary impairment should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the other-than-temporary impairment should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

12

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of

13

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets, amounts recoverable from reinsurers and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual (NAIC SAP), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent they are not impaired.

14

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to a policy reserve account using deposit accounting, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue, and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes: The Company computes deferred income taxes in accordance with Statement of Statutory Accounting Principle (SSAP) No. 10R, Income Taxes – Revised, A Temporary Replacement of SSAP No. 10. Under SSAP 10R, deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing

15

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) of the deferred tax assets and liabilities. The remaining deferred income tax assets are nonadmitted.

Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years, and a valuation allowance is established for deferred income tax assets not realizable.

Goodwill: Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date as compared to the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Surplus Notes: Surplus notes are reported as surplus rather than liabilities as would be required under GAAP.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Securities Lending Assets and Liabilities: For securities lending programs, cash collateral received which may be sold or repledged by the Company is reflected as a

16

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or repledged is not recorded on the Company’s balance sheet. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally

17

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. For structured securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other-than-temporarily impaired.

Investments in preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Common stocks of unaffiliated companies are reported at fair value and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

18

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances.

The Company has minority ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee. For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Other “admitted assets” are valued principally at cost, as required or permitted by New York Insurance Laws.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from investment income when payment exceeds 90 days past due. At December 31, 2011 and 2010, the Company excluded investment income due and accrued of $248 and $262, respectively, with respect to such practices.

19

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions or net investment in a foreign operation), (B) replication, (C) income generation or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities (SSAP No. 86).

Derivative instruments used in hedging relationships are accounted for on a basis that is consistent with the hedged item (amortized cost or fair value). Derivative instruments used in replication relationships are accounted for on a basis that is consistent with the cash instrument and the replicated asset (amortized cost or fair value). Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative indicates (amortized cost or fair value). Derivative instruments held for other investment/risk management activities receive fair value accounting.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘A’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s

20

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets.

Instruments: Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities therefore converting the asset or liability to a U.S. dollar (USD) denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Futures contracts are used to hedge the liability risk associated when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

21

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The Company may purchase foreign denominated assets or issue foreign denominated liabilities and use forward rate agreements to hedge foreign currency risk associated with these products. These forward agreements are marked to the current forward rate on the financial statements and cash payments and/or receipts are recognized as realized gains or losses.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss. Generally these swaps are carried at amortized cost with periodic interest payments beginning at a future date. Any early terminations are recognized as capital gains or losses. The Company complies with the specific rules established in AVR for replication transactions.

Separate Accounts

The majority of the separate accounts held by the Company represent funds which are administered for pension plans. The assets in the managed separate accounts consist of common stock, long-term bonds, real estate and short-term investments. The non-managed separate accounts are invested by the Company in a corresponding portfolio of Diversified Investors Portfolios. The portfolios are registered under the Investment Company Act of 1940, as amended, as open-ended, diversified, management investment companies.

Except for some guaranteed separate accounts, which are carried at amortized cost, the assets are carried at fair value, and the investment risks associated with fair value changes are borne entirely by the policyholder. Some of the guaranteed separate accounts provide a guarantee of principal and some include an interest guarantee of 4% or less, so long as the contract is in effect. Separate account asset performance less than guaranteed requirements is transferred from the general account and reported in the statements of operations.

Assets held in trust for purchases of separate account contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance

22

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received variable contract premiums of $4,218,991, $4,117,105 and $2,761,937, in 2011, 2010 and 2009, respectively. In addition, the Company received $114,076, $92,604 and $73,404, in 2011, 2010 and 2009, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 7.25 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities

23

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.50 to 11.00 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed interest contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with a cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. On group annuity deposit funds not involving life contingencies, tabular interest has been determined by adjusting the interest credited to group annuity deposits. On other funds not involving life contingencies, tabular interest has been determined by formula.

During 2011, the Company implemented a new actuarial valuation system, ARCVAL. This system allows for a more accurate calculation of continuous reserves and the use of select factors in calculating deficiency reserves. As a result of implementing the new system, the Company recorded a decrease in deficiency and non-deduction reserves of $520, which had a corresponding adjustment to unassigned surplus.

During 2010, the Company reported an increase in reserves on account of changes in valuation bases of $3,001. One of the Company’s operating divisions converted from a spreadsheet-based balance rollforward method of valuation of single premium group annuity (SPGA) products to a seriatim valuation using a software package capable of making these calculations. This change in valuation process resulted in an increase in reserves of $1,144. The remaining $1,857 increase in reserves corresponds to continued enhancements to existing valuation platforms as well as ongoing efforts to convert from client based reserves to in-house seriatim calculations using the Prophet valuation system in another of the Company’s operating divisions. Related to this change was a corresponding decrease in the deferred premium asset of $4,446. The changes in reserves and deferred premium asset have been charged directly to unassigned surplus.

24

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

During 2009, the Company implemented an improved valuation method for SPGA products. The prior method approximated the reserve using a spreadsheet-based balance rollforward. The current method is a seriatim valuation using a software package capable of making these calculations. The change in valuation process resulted in a decrease in reserves in the amount of $4,577. The change in reserves has been charged directly to unassigned surplus.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance, and are not reported as premiums, benefits or changes in reserves in the statement of operations.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Considerations received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Claims and Claim Adjustment Expense

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. The balance in the liability for unpaid

25

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

accident and health claim adjustment expenses as of December 31, 2011 and 2010 was $821 and $780, respectively.

The Company incurred $864 and paid $823 of claim adjustment expenses during 2011, of which $343 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $1,353 and paid $982 of claim adjustment expenses during 2010, of which $427 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the provision for insured events of prior years during 2011 or 2010.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Stock Option Plan, Long-Term Incentive Compensation and Stock Appreciation Rights Plans

The Company’s employees participate in various stock appreciation rights (SAR) plans issued by the Company’s indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company’s employees has been charged to the Company, with an offsetting amount credited to paid-in surplus. No benefit or expense relating to these plans was recorded by the Company for the years ended December 31, 2011 or 2010. The Company recorded a benefit of $15 for the year ended December 31, 2009. In addition, the Company records an adjustment to paid-in surplus for the income tax benefit related to these plans. The Company did not record an adjustment to paid-in surplus for the income tax effect related to these plans for the years ended December 31, 2011, 2010 or 2009.

Recent Accounting Pronouncements

Effective December 31, 2011, the Company adopted SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets – Revised. The revisions require the Company to recognize a liability equal to the greater of (a) the fair value of the

26

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

guarantee at its inception, even if the likelihood of payment under the guarantee is remote or (b) the contingent liability amount required to be recognized if it is probable that a liability has been incurred at the financial statement date and the amount of loss can reasonably be determined. While this guidance does not exclude guarantees issued as intercompany transactions or between related parties from the initial liability recognition requirement, there are a couple exceptions. Guarantees made to/or on behalf of a wholly-owned subsidiary and related party guarantees that are considered “unlimited” (for example, in response to a rating agency’s requirement to provide a commitment to support) are exempt from the initial liability recognition. Additional disclosures are also required under this new guidance for all guarantees, whether or not they meet the criteria for initial liability recognition. The adoption of this new accounting principle had no material impact to the Company’s results of operations or financial position and did not require any additional disclosures.

Effective December 31, 2011, the Company adopted non-substantive revisions to SSAP No. 100, Fair Value Measurements, to incorporate the provisions of ASU 2010-06, Improving Disclosures about Fair Value Measurements. This revision requires, for annual statutory financial statements only, a new disclosure for assets and liabilities for which fair value is not measured and reported in the statement of financial position but is otherwise disclosed. The adoption of these revisions had no impact to the Company’s results of operations or financial position. See Note 4 for further details.

Effective January 1, 2012, the Company will adopt revisions to SSAP No. 100. These revisions require new disclosures of fair value hierarchy and the method used to obtain the fair value measurement, a new footnote that summarizes hierarchy levels by type of financial instrument and gross presentation of purchases, sales, issues and settlements within the reconciliation for fair value measurements categorized within Level 3 of the hierarchy.

Effective December 31, 2011, the Company adopted non-substantive changes to SSAP No. 32, Investments in Preferred Stock (including investments in preferred stock of subsidiary, controlled, or affiliated entities). The amendment was made to clarify the definition of preferred stock. Under the revised SSAP No. 32, a preferred stock is defined as any class or series of shares the holders of which have any preference, either as to the payment of dividends or distribution of assets on liquidation, over the holder of common stock [as defined in SSAP No. 30, Investments in Common Stock (excluding investments in common stock of subsidiary, controlled, or affiliated entities)] issued by an entity. This revised definition had no impact to the Company.

27

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Effective January 1, 2011, the Company adopted SSAP No. 35R, Guaranty Fund and Other Assessments – Revised. This statement modified the conditions required for recognizing a liability for insurance-related assessments and required additional disclosures. See Note 14 for disclosures related to guaranty fund assessments. The adoption of this accounting principle had no financial impact to the Company.

Effective January 1, 2011, the Company adopted revisions to certain paragraphs of SSAP No. 43R – Loan-backed and Structured Securities to clarify the accounting for gains and losses between AVR and IMR. The revisions clarify that an AVR/IMR bifurcation analysis should be preformed when SSAP No. 43R securities are sold (not just as a result of impairment). These changes were applied on a prospective basis and had no financial impact to the Company upon adoption.

Effective January 1, 2011, the Company adopted revisions to SSAP No. 43R to clarify the definitions of loan-backed and structured securities. The clarified guidance was applied prospectively and had no financial impact to the Company upon adoption.

Effective January 1, 2012, the Company will begin computing current and deferred income taxes in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10, Income Taxes. This statement establishes statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. The effect of this statement is not expected to be material to the financial statements.

Effective December 31, 2010, the Company adopted modifications made to SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities. As a result of these modifications, for securities lending programs, collateral received by the Company’s agent that can be sold or re-pledged is reported on the balance sheet. Collateral received and reinvestment of that collateral by the Company are reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets). A separate liability is established to record the obligation to return the cash collateral (payable for securities lending). This change in accounting principle increased assets and liabilities by $476,851 with no impact to surplus. See Note 10 for further details.

In addition, the amendments to SSAP No. 91R resulted in cash collateral received from counterparties to derivatives contracts also being reported on the Company’s balance sheet in the respective asset class in which the cash was reinvested (short-term investments and bonds). A separate liability was established to record the obligation to return the cash collateral (Payable for derivative cash collateral). These balances were recorded on the Company’s balance sheet effective January 1,

28

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

2010 and resulted in an increase to assets of $37,735, an increase to liabilities of $37,134 and a net increase to surplus of $601.

Effective December 31, 2010, the Company adopted SSAP No. 100, including recent modifications and clarifications made to the standard. This statement defines fair value, establishes a framework for measuring fair value and establishes disclosure requirements about fair value, and it applies under other statutory accounting pronouncements that require or permit fair value measurements. The adoption of this new accounting principle had no impact to the Company’s results of operations or financial position. See Note 4 for further details.

Effective December 31, 2009, the Company began computing deferred income taxes in accordance with SSAP No. 10R. This statement establishes statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. This statement temporarily replaces SSAP No. 10. Under SSAP No. 10R, gross deferred tax assets (DTAs) shall be admitted in an amount equal to the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year and the lesser of the amount of adjusted gross DTAs, expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating system software and any net positive goodwill that can be offset against existing gross deferred income tax liabilities (DTLs) after considering the character. If the Company’s risk-based capital level (RBC) is above 250% where an action level could occur as a result of a trend test, the Company may elect to admit a higher amount of adjusted gross DTAs. When elected, additional DTAs are admitted for taxes paid in prior years that can be recovered through loss carryback provisions for existing temporary differences that reverse within three years of the balance sheet date and the lesser of the remaining gross DTAs expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any positive net goodwill plus the amount of remaining gross DTAs that can be offset against DTLs after considering the character (i.e., ordinary versus capital) of the DTAs and DTLs. The effect of the election of this statement is the difference between the calculation of the admitted DTA per SSAP No. 10R and the SSAP No. 10 methodology at December 31, 2011, 2010 and 2009. As a result of this election, surplus increased by $27,930, $31,476 and $27,585 at December 31, 2011, 2010 and 2009, respectively, which has been reflected as an aggregate write-in for other than special surplus funds on the 2011 financial statements.

Reclassifications

29

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Certain reclassifications have been made to the 2010 and 2009 financial statements to conform to the 2011 presentation.

2. Prescribed and Permitted Statutory Accounting Practices

The New York Department of Financial Services recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law.

The State of New York has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Section 1414 of the New York Insurance Law, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

The Company entered into a retrocession reinsurance contract and subsequent novation agreements with respect to each of the unaffiliated retroceded reinsurance contracts. The retrocession reinsurance contract transferred the

Company’s liabilities to SCOR SE (SCOR), a Societas Europaea organized under the laws of France, and subsequently facilitated the ultimate novation of third party retrocession reinsurance contracts in support of the exiting of the reinsurance operations. No additional net consideration was contemplated upon execution of the novation agreements. Therefore, the Company had the same net retained risk of zero both prior to and subsequent to the execution of the novations.

SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance, defines novation agreements as one which extinguishes one entity’s liability and moves it to another entity, which is applicable under this situation. The retrocession agreement had all references to the Company removed and replaced with SCOR upon completion of the novations. SSAP No. 61 does not specifically address novation and releases related to retrocession agreements, however as both cedents and retrocessionaires in this situation are a party to the agreement. Therefore, the intent of the novation and release appears to be consistent with the application for direct cedents application of the standard; thus, the Company reported the novation and release similar to a novation, as outlined in paragraphs 53-56 of SSAP No. 61, with direct adjustments to the balance sheet.

30

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

3. Accounting Changes and Correction of Errors

The Company incorrectly calculated the mortgages component of the AVR as of December 31, 2010. The maximum Mortgage Experience Adjustment Factor (MEAF) was used in the calculation when lower factors should have been used. As a result, the AVR balance was overstated by $6,248. This was corrected in 2011, and the Company reflected the surplus impact of the correction as a separate change in unassigned surplus within the statement of changes in capital and surplus.

During 2011, the Company determined that too many contracts were novated to TLIC, an affiliated company, in a reinsurance transaction that was effective January 1, 2010. Correcting this error resulted in a reduction in the initial gain recognized on the novation of $7,765, partially offset by an adjustment to the statement of operations for retention of the policies that should have been retained by the Company of $5,175. The net amount of $2,590 is reflected as a separate change in unassigned surplus within the statement of changes in capital and surplus.

4. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash, Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models.

For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

31

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Policy Loans: The fair value of policy loans is assumed to equal their carrying amount.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short term and long term debt instruments. The fair values of these investments are determined using the methods described above under Cash, Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, were determined primarily by using indexes, third party pricing services and internal models.

Derivative Financial Instruments: The estimated fair values of interest rate caps and options are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair value of credit default swaps are based upon the pricing differential as of the balance sheet date for similar swap agreements.

Investment Contract Liabilities: Fair values for the Company’s liabilities under investment contracts, which include GICs and funding agreements, are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices. The fair value of separate account annuity liabilities approximate the fair value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

32

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Surplus Notes: Fair values for surplus notes are estimated using a discounted cash flow analysis based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements.

Receivable From/Payable to Parents, Subsidiaries and Affiliates: The carrying amount of receivable from/payable to affiliates approximates their fair value.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

33

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The following sets forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2011		2010
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value

Admitted assets
Cash, cash equivalents and short-term investments, other than affiliates	$178,103	$178,103	$107,949	$107,949
Short-term notes receivable from affiliates	—	—	30,400	30,400
Bonds, other than affiliates	7,790,711	8,348,251	8,064,065	8,311,712
Preferred stocks, other than affiliates	2,228	2,328	1,610	2,247
Common stocks, other than affiliates	4,191	4,191	7,046	7,046
Mortgage loans on real estate, other than affiliates	601,391	642,790	745,073	773,720
Other invested assets	14,744	15,145	15,363	14,941
Interest rate swaps	121,627	121,627	51,036	54,481
Currency swaps	100	876	—	330
Credit default swaps	972	574	—	19
Foreign currency forward	1,112	1,112	1,210	1,210
Policy loans	55,858	55,858	62,379	62,379
Securities lending reinvested collateral	476,053	475,551	476,851	475,923
Receivable from parent, subsidiaries and affiliates	21,243	21,243	19,748	19,748
Separate account assets	15,878,424	15,724,263	14,267,158	14,240,052

Liabilities
Investment contract liabilities	6,196,281	6,145,948	6,050,604	5,992,240
Interest rate swaps	1,705	2,755	11,688	11,734
Currency swaps	1,059	—	403	—
Credit default swaps	1,849	2,611	—	—
Foreign currency forward	100	100	477	477
Payable to parent, subsidiaries and affiliates	22,062	22,062	24,029	24,029
Separate account annuity liabilities	15,271,223	15,413,213	13,834,208	13,894,988
Surplus notes	150,000	147,380	150,000	144,020

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

34

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The hierarchy

35

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 - Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 - Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The Company accounts for its investments in affiliated common stock using the equity method of accounting; as such, they are not included in the following disclosures as they are not carried at fair value on the balance sheet.

36

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2011 and 2010:

	2011
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$10,905	$10,978	$21,883

Total bonds	—	10,905	10,978	21,883
Common stock
Industrial and miscellaneous	695	—	3,496	4,191

Total common stock	695	—	3,496	4,191
Short-term investments
Government	—	1	—	1
Industrial and miscellaneous	—	73,992	—	73,992
Money market mutual fund	—	68,230	—	68,230

Total short-term	—	142,223	—	142,223
Derivative assets	—	121,934	—	121,934

Separate account assets	6,314,601	2,668,010	—	8,982,611

Total assets at fair value	$6,315,296	$2,943,072	$14,474	$9,272,842

Liabilities:
Derivative liabilities	$—	$75	$—	$75

Total liabilites at fair value	$—	$75	$—	$75

37

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	2010
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$7,773	$15,866	$23,639

Total bonds	—	7,773	15,866	23,639
Common stock
Industrial and miscellaneous	2,915	—	4,131	7,046

Total common stock	2,915	—	4,131	7,046
Short-term investments
Government	—	1	—	1
Money market mutual fund	—	115,467	—	115,467

Total short-term	—	115,468	—	115,468
Derivative assets	—	50,443	—	50,443

Total derivative assets	—	50,443	—	50,443

Separate account assets	5,122,374	3,057,322	—	8,179,696

Total assets at fair value	$5,125,289	$3,231,006	$19,997	$8,376,292

Liabilities:
Derivative liabilities	$—	$9,375	$—	$9,375

Total liabilites at fair value	$—	$9,375	$—	$9,375

Bonds classified in Level 2 are valued using inputs from third party pricing services or broker quotes. Level 3 measurements for bonds are primarily those valued using broker quotes or internal modeling which utilize inputs that are not market observable.

Common stock in Level 3 is comprised primarily of warrants valued using broker quotes.

Short-term investments are classified as Level 2 as they are carried at amortized cost, which approximates fair value.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades or external pricing services.

38

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The following tables summarize the changes in assets classified in Level 3 for 2011 and 2010:

	Balance at January 1, 2011	Transfers into Level 3	Transfers out of Level 3	Total Gains and (Losses Included in Net income	Total Gains and (Losses) Included in Surplus	Purchases, Issuances, Sales and Settlements	Balance at December 31, 2011
Bonds
RMBS	$3,641	$17	$165	$(444)	$(1,339)	$(634)	$1,076
Other	12,225	—	—	(591)	526	(2,258)	9,902
Common stock	4,131	—	63	—	(572)	—	3,496

Total	$19,997	$17	$228	$(1,035)	$(1,385)	$(2,892)	$14,474

	Balance at January 1, 2010	Transfers into Level 3	Transfers out of Level 3	Total Gains and (Losses) Included in Net income	Total Gains and (Losses) Included in Surplus	Purchases, Issuances, Sales and Settlements	Balance at December 31 2010
Bonds
RMBS	$4,823	$17	$—	$(117)	$17	$(1,099)	$3,641
ABS	—	17,312	—	(420)	(3,236)	(1,431)	12,225
Common stock	—	1,695	—	—	2,315	121	4,131

Total	$4,823	$19,024	$—	$(537)	$(904)	$(2,409)	$19,997

The Company’s policy is to recognize transfers in and out of Level 3 as of the beginning of the reporting period.

Transfers in for bonds were attributable to securities not carried at fair value as of December 31, 2010 and 2009, subsequently changing to being carried at fair value during 2011 and 2010, respectively.

Transfers out for bonds were attributable to securities being carried at fair value as of December 31, 2010, subsequently changing to being carried at amortized cost during 2011.

Transfers in for common stock were the result of warrants being valued using third party vendor inputs at December 31, 2009. The valuation of those warrants changed at December 31, 2010 to using broker quotes which utilize unobservable inputs.

Transfers out for common stock were attributable to securities being valued using broker quotes which utilize unobservable inputs at December 31, 2010, subsequently changing to being valued using third party vendor inputs during 2011.

39

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

5. Investments

The carrying amounts and estimated fair value of investments in bonds and preferred stocks are as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2011
Unaffiliated bonds:
United States Government andagencies	$476,452	$96,860	$—	$—	$573,312
State, municipal and other government	144,322	13,320	9,691	2,935	145,016
Hybrid securities	105,243	2,030	16,896	552	89,825
Industrial and miscellaneous	5,198,132	475,864	8,679	14,785	5,650,532
Mortgage and other asset-backed securities	1,866,562	76,197	51,384	1,809	1,889,566

	7,790,711	664,271	86,650	20,081	8,348,251
Unaffiliated preferred stocks	2,228	724	517	107	2,328

	$7,792,939	$664,995	$87,167	$20,188	$8,350,579

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2010
Unaffiliated bonds:
United States Government and agencies	$486,302	$2,168	$3,254	$5,741	$479,475
State, municipal and other government	145,911	8,784	6,829	490	147,376
Hybrid securities	152,074	4,408	12,570	—	143,912
Industrial and miscellaneous	5,595,580	310,607	5,757	27,971	5,872,459
Mortgage and other asset-backed securities	1,684,198	59,792	70,904	4,596	1,668,490

	8,064,065	385,759	99,314	38,798	8,311,712
Unaffiliated preferred stocks	1,610	1,144	507	—	2,247

	$8,065,675	$386,903	$99,821	$38,798	$8,313,959

At December 31, 2011 and 2010, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 132 and 161 securities with a carrying amount of $536,070 and $729,807 and an unrealized loss of $87,167 and $99,821 with an average price of

40

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

83.7 and 86.3 (fair value/amortized cost). Of this portfolio, 67.39% and 67.24% were investment grade with associated unrealized losses of $47,520 and $46,368, respectively.

At December 31, 2011 and 2010, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 124 and 206 securities with a carrying amount of $500,725 and $1,273,112 and an unrealized loss of $20,188 and $38,798 with an average price of 96.0 and 97.0 (fair value/amortized cost). Of this portfolio, 85.67% and 96.06% were investment grade with associated unrealized losses of $13,131 and $36,596, respectively.

At December 31, 2011 and 2010, the Company did not hold any common stocks that had been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2011 and 2010 the Company did not hold any common stocks that had been in a continuous loss position for less than twelve months.

The estimated fair value of bonds and preferred stocks with gross unrealized losses at December 31, 2011 and 2010 is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2011

Unaffiliated bonds:
State, municipal and other government	$20,627	$14,382	$35,009
Hybrid securities	28,538	37,007	65,545
Industrial and miscellaneous	91,134	344,263	435,397
Mortgage and other asset-backed securities	308,010	84,397	392,407

	448,309	480,049	928,358
Unaffiliated preferred stocks	594	488	1,082

	$448,903	$480,537	$929,440

41

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2010

Unaffiliated bonds:
United States Government and agencies	$54,500	$170,546	$225,046
State, municipal and other government	26,390	34,550	60,940
Hybrid securities	106,016	—	106,016
Industrial and miscellaneous	74,814	837,424	912,238
Mortgage and other asset-backed securities	367,661	191,794	559,455

	629,381	1,234,314	1,863,695
Unaffiliated preferred stocks	605	—	605

	$629,986	$1,234,314	$1,864,300

The carrying amount and estimated fair value of bonds at December 31, 2011, by contractual maturity, is shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$170,096	$173,529
Due after one year through five years	2,316,359	2,456,534
Due after five years through ten years	2,196,816	2,380,240
Due after ten years	1,240,878	1,448,382

	5,924,149	6,458,685
Mortgage and other asset-backed securities	1,866,562	1,889,566

	$7,790,711	$8,348,251

For impairment policies related to non-structured and structured securities, refer to Note 1 under Investments.

Banking

At December 31, 2011 the Company’s banking sector portfolio had investments in an unrealized loss position which had a fair value of $169,538 and a carrying value of $194,412, resulting in a gross unrealized loss of $24,874. The banking sub-sector in the Company’s portfolio is large, diverse and of high quality. The unrealized losses in the banking sub-sector primarily reflect the size of the Company’s holdings, low floating rate coupons on some securities and credit spread widening in the sector due to the European Sovereign debt crisis as well as residual impact from the U.S. financial crisis.

42

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

As a whole, the sub-sector remained volatile in 2011 as financial bail-outs in Greece, Ireland and Portugal led to fears that Italy and Spain may require similar International bail-outs. European banks hold a significant amount of Sovereign debt on their balance sheets. Subordinated securities, specifically, have become a target for liability management exercises by some European banks as they attempt to raise core Tier 1 ratios to 9% by June 2012, as required by the European Banking Authority. Deeply subordinated securities became more volatile following successful attempts by the European Commission to impose “burden sharing” on the subordinated securities of those banks receiving significant state-aid as a result of the 2008 financial crisis. Furthermore, proposed legislation in the U.S. and Europe could give governments wide discretion to impose “burden sharing” on both senior and subordinated bondholders in order to quickly stabilize or wind-up troubled banks. While these measures have made existing subordinated securities more volatile in the near-term, new, more stringent global legislation on bank capital and liquidity requirements is intended to reduce overall risk in the sector going forward. Furthermore, central banks appear committed to providing liquidity to the market and, as a result, asset write-downs and credit losses have diminished substantially in all but the most troubled countries. The value of the Company’s investments in deeply subordinated securities in the financial services sector may be significantly impacted if issuers of certain securities with optional deferral features exercise the option to defer coupon payments or are required to defer as a condition of receiving government aid. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2011.

Subprime Mortgages

At December 31, 2011, the Company’s asset-backed securities (ABS) subprime mortgages portfolio had investments in an unrealized loss position which had a fair value of $90,767 and a carrying value of $109,573, resulting in a gross unrealized loss of $18,806. The unrealized loss in the sector is primarily a result of the housing downturn the United States has experienced since 2007. Even with the stabilization over the past two years, fundamentals in ABS subprime mortgages continue to be weak, which impacts the magnitude of the unrealized loss. Delinquencies and severities in property liquidations remain at an elevated level, while prepayments remain at historically low levels. Due to the weak fundamental situation, reduced liquidity and the requirement for higher yields due to market uncertainty, credit spreads remain elevated across the asset class.

43

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The Company does not currently invest in or originate whole loan residential mortgages. The Company categorizes ABS issued by a securitization trust as having subprime mortgage exposure when the average credit score of the underlying mortgage borrowers in a securitization trust is below 660 at issuance. The Company also categorizes ABS issued by a securitization trust with second lien mortgages as subprime mortgage exposure, even though a significant percentage of second lien mortgage borrowers may not necessarily have credit scores below 660 at issuance. The Company does not have any “direct” residential mortgages to subprime borrowers outside of the ABS structures.

All ABS subprime mortgage securities are monitored and reviewed on a monthly basis. Detailed cash flow models using the current collateral pool and capital structure on the portfolio are reviewed quarterly. Model output is generated under base and stress-case scenarios. The Company’s internal ABS-housing asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. Key assumptions used in the models are projected defaults, loss severities and prepayments. Each of these key assumptions varies greatly based on the significantly diverse characteristics of the current collateral pool for each security. Loan-to-value, loan size and borrower credit history are some of the key characteristics used to determine the level of assumption that is utilized. Defaults were estimated by identifying the loans that are in various delinquency buckets and defaulting a certain percentage of them over the near-term and long-term. Assumed defaults on delinquent loans are dependent on the specific security’s collateral attributes and historical performance.

Loss severity assumptions were determined by observing historical rates from broader market data and by adjusting those rates for vintage specific pool performance, collateral type, mortgage insurance and estimated loan modifications. Prepayments were estimated by examining historical averages of prepayment activity on the underlying collateral. Once the entire pool is modeled, the results are closely analyzed by the Company’s internal asset specialist to determine whether or not the particular tranche or holding is at risk for not collecting all contractual cash flows, taking into account the seniority and other terms of the tranches held.

If cash flow models indicate a credit event will impact future cash flows and the Company does not have the intent to sell the tranche or holding and does have the intent and ability to hold the security, the security is impaired to discounted cash flows. As the remaining unrealized losses in the ABS subprime mortgage portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired as of December 31, 2011.

44

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Residential Mortgage-Backed Securities (RMBS) Sector

At December 31, 2011, the Company’s RMBS sector portfolio had investments in an unrealized loss position which had a fair value of $96,630 and a carrying value of $115,616, resulting in a gross unrealized loss of $18,986. RMBS are securitizations of underlying pools of residential mortgages on real estate. The underlying residential mortgages have varying credit ratings and are pooled together and sold in tranches. The Company’s RMBS portfolio includes prime jumbo pass-throughs and collateralized mortgage obligations (CMOs), Alt-A RMBS, negative amortization RMBS and reverse mortgage RMBS. The unrealized loss in the sector is primarily a result of the housing downturn the United States has experienced since 2007. Even with the stabilization over the past two years, fundamentals in RMBS continue to be weak, which impacts the magnitude of the unrealized loss. Delinquencies and severities in property liquidations remain at an elevated level, while prepayments remain at historically low levels. Due to the weak fundamental situation, reduced liquidity and the requirement for higher yields due to market uncertainty, credit spreads remain elevated across the asset class.

All RMBS securities of the Company are monitored and reviewed on a monthly basis. Detailed cash flow models using the current collateral pool and capital structure on the portfolio are updated and reviewed quarterly. Model output is generated under base and stress-case scenarios. The Company’s internal RMBS asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. Key assumptions used in the models are projected defaults, loss severities and prepayments. Each of these key assumptions varies greatly based on the significantly diverse characteristics of the current collateral pool for each security. Loan-to-value, loan size and borrower credit history are some of the key characteristics used to determine the level of assumption that is utilized. Defaults were estimated by identifying the loans that are in various delinquency buckets and defaulting a certain percentage of them over the near-term and long-term. Assumed defaults on delinquent loans are dependent on the specific security’s collateral attributes and historical performance.

Loss severity assumptions were determined by obtaining historical rates from broader market data and by adjusting those rates for vintage, specific pool performance, collateral type, mortgage insurance and estimated loan modifications. Prepayments were estimated by examining historical averages of prepayment activity on the underlying collateral. Once the entire pool is modeled, the results are closely analyzed by the Company’s internal asset specialists to determine whether or not the particular tranche or holding is at risk for not collecting all contractual cash flows, taking into account the seniority and other terms of the tranches held.

45

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

If cash flow models indicate a credit event will impact future cash flows and the Company does not have the intent to sell the tranche or holding and does have the intent and ability to hold the security, the security is impaired to discounted cash flows. As the remaining unrealized losses in the RMBS portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired as of December 31, 2011.

The following tables provide the aggregate totals for loan-backed securities with a recognized other-than-temporary impairment (OTTI) due to intent to sell or lack of intent and ability to hold, in which the security is written down to fair value.

	Amortized Cost Basis Before OTTI	OTTI Recognized in Loss
		Interest	Non-interest	Fair Value
Year Ended December 31, 2011

OTTI recognized 1st quarter:
Intent to sell	$1,800	$3	$—	$1,797

Total 1st quarter OTTI on loan-backed securities	1,800	3	—	1,797

Aggregate total	$1,800	$3	$—	$1,797

	Amortized Cost Basis Before OTTI	OTTI Recognized in Loss
		Interest	Non-interest	Fair Value
Year Ended December 31, 2010

OTTI recognized 2nd quarter:
Intent to sell	$23,536	$890	$—	$22,646

Total 2nd quarter OTTI on loan-backed securities	23,536	890	—	22,646

Aggregate total	$23,536	$890	$—	$22,646

	Amortized Cost Basis Before OTTI	OTTI Recognized in Loss
		Interest	Non-interest	Fair Value
Year Ended December 31, 2009

OTTI recognized 4th quarter:
Intent to sell	$29,750	$—	$10,282	$19,468
Total 4th quarter OTTI on loan-backed securities	29,750	—	10,282	19,468
Aggregate total	$29,750	$—	$10,282	$19,468

46

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The following tables provide the aggregate totals for loan-backed securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield.

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year Ended December 31, 2011
1st quarter present value of cash flows expected to be less than the amortized cost basis	$36,356	$988	$35,368	$23,938
2nd quarter present value of cas hflows expected to be less than the amortized cost basis	32,000	3,301	28,699	16,513
3rd quarter present value of cash flows expected to be less than the amortized cost basis	44,931	807	44,124	28,144
4th quarter present value of cash flows expected to be less than the amortized cost basis	54,257	2,573	51,684	41,432

Aggregate total	$167,544	$7,669	$159,875	$110,027

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year Ended December 31, 2010
1st quarter present value of cash flows expected to be less than the amortized cost basis	$74,985	$3,059	$71,926	$52,424
2nd quarter present value of cash flows expected to be less than the amortized cost basis	34,351	1,477	32,874	23,893
3rd quarter present value of cash flows expected to be less than the amortized cost basis	64,601	3,573	61,028	45,518
4th quarter present value of cash flows expected to be less than the amortized cost basis	85,652	2,191	83,461	66,159

Aggregate total	$259,589	$10,300	$249,289	$187,994

47

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The following loan-backed and structured securities were held at December 31, 2011, for which an OTTI had been previously recognized:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
12668WAC1	$9,808	$9,574	$234	$9,574	$5,194	1Q 2011
14984WAA8	15,118	14,892	226	14,892	12,105	1Q 2011
59020UJZ9	385	374	11	374	384	1Q 2011
75970JAJ5	9,513	9,315	198	9,315	6,044	1Q 2011
81379EAD4	668	436	232	436	38	1Q 2011
81744FFD4	865	779	86	779	174	1Q 2011
87613YAB7	1,800	1,797	3	1,797	1,797	1Q 2011
12668WAC1	9,434	9,237	197	9,237	4,616	2Q 2011
225470T94	133	131	2	131	115	2Q 2011
22942KCA6	2,119	1,881	238	1,881	1,604	2Q 2011
23332UDE1	4,819	2,859	1,960	2,859	2,546	2Q 2011
59020UJZ9	369	287	82	287	361	2Q 2011
65536PAA8	300	293	7	293	164	2Q 2011
75970JAJ5	9,160	9,064	96	9,064	5,662	2Q 2011
75970QAH3	866	836	30	836	528	2Q 2011
81379EAD4	435	353	82	353	24	2Q 2011
81744FFD4	775	617	158	617	150	2Q 2011
86358EZU3	3,590	3,140	450	3,140	742	2Q 2011
12666UAC7	9,303	9,279	24	9,279	5,802	3Q 2011
12668WAC1	9,096	9,052	44	9,052	4,101	3Q 2011
14984WAA8	13,878	13,514	364	13,514	10,586	3Q 2011
225470FJ7	392	386	6	386	338	3Q 2011
225470U27	108	107	1	107	84	3Q 2011
23332UDE1	—	—	—	—	—	3Q 2011
65536PAA8	286	279	7	279	137	3Q 2011
75970JAJ5	8,896	8,774	122	8,774	5,019	3Q 2011
75970QAH3	819	809	10	809	470	3Q 2011
81379EAD4	352	139	213	139	7	3Q 2011
92922FZ27	1,800	1,784	16	1,784	1,600	3Q 2011
12667G5G4	7,015	6,850	165	6,850	6,306	4Q 2011
12668WAC1	8,912	8,718	194	8,718	3,860	4Q 2011
225470FJ7	376	351	25	351	328	4Q 2011
225470YD9	12,026	11,178	848	11,178	10,865	4Q 2011
23332UDE1	—	—	—	—	—	4Q 2011
52522QAM4	15,404	14,411	993	14,411	11,438	4Q 2011
65536PAA8	274	271	3	271	112	4Q 2011
74925FAA1	3,111	2,991	120	2,991	2,898	4Q 2011

48

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
75970QAH3	$794	$788	$6	$788	$451	4Q 2011
761118AH1	4,820	4,753	67	4,753	4,480	4Q 2011
81379EAD4	137	6	131	6	5	4Q 2011
81744FDQ7	1,389	1,368	21	1,368	691	4Q 2011
02148AAA4	8,643	8,555	88	8,555	5,599	1Q 2010
02148YAJ3	508	497	11	497	416	1Q 2010
12667G5G4	9,559	9,488	71	9,488	8,205	1Q 2010
225470FJ7	525	515	10	515	430	1Q 2010
225470YD9	16,556	16,325	231	16,325	10,165	1Q 2010
22942KCA6	2,809	2,777	32	2,777	2,060	1Q 2010
23332UDE1	6,778	6,445	333	6,445	3,152	1Q 2010
52524YAA1	8,493	8,488	5	8,488	6,681	1Q 2010
59020UJZ9	799	427	372	427	291	1Q 2010
74925FAA1	3,669	3,504	165	3,504	3,250	1Q 2010
76110VTR9	8,815	8,751	64	8,751	8,613	1Q 2010
81379EAD4	993	741	252	741	11	1Q 2010
81744FFD4	1,211	1,141	70	1,141	191	1Q 2010
86358EZU3	4,896	3,556	1,340	3,556	2,878	1Q 2010
02148AAA4	8,244	7,893	351	7,893	5,690	2Q 2010
02148YAJ3	487	476	11	476	401	2Q 2010
05948KL31	563	540	23	540	347	2Q 2010
225470FJ7	495	470	25	470	443	2Q 2010
225470U27	138	125	13	125	102	2Q 2010
22942KCA6	2,670	2,650	20	2,650	1,891	2Q 2010
52522QAM4	20,295	19,416	879	19,416	13,840	2Q 2010
65536PAA8	777	730	47	730	666	2Q 2010
61750WAU7	2,996	2,610	386	2,610	2,610	2Q 2010
02148AAA4	7,549	7,079	470	7,079	5,933	3Q 2010
02148YAJ3	467	466	1	466	346	3Q 2010
12667G5G4	9,806	9,750	56	9,750	9,287	3Q 2010
225470T94	155	152	3	152	119	3Q 2010
225470YD9	15,369	14,600	769	14,600	10,689	3Q 2010
22942KCA6	2,548	2,518	30	2,518	1,967	3Q 2010
23332UDE1	6,109	5,508	601	5,508	2,847	3Q 2010
59020UJZ9	420	417	3	417	361	3Q 2010
65536PAA8	429	396	33	396	372	3Q 2010
75970JAJ5	10,896	9,867	1,029	9,867	5,466	3Q 2010

49

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
75970QAH3	$1,000	$910	$90	$910	$540	3Q 2010
761118AH1	6,057	5,891	166	5,891	4,963	3Q 2010
81744FFD4	1,134	920	214	920	156	3Q 2010
92922FZ27	2,122	2,098	24	2,098	1,931	3Q 2010
02148YAJ3	457	448	9	448	353	4Q 2010
12640PAA3	334	299	35	299	324	4Q 2010
12667G5G4	7,849	7,752	97	7,752	7,586	4Q 2010
14984WAA8	15,885	15,461	424	15,461	12,225	4Q 2010
225470U27	119	117	2	117	98	4Q 2010
225470YD9	13,946	13,870	76	13,870	10,249	4Q 2010
22942KCA6	2,418	2,256	162	2,256	1,837	4Q 2010
23332UDE1	5,327	5,125	202	5,125	2,812	4Q 2010
52522QAM4	17,766	17,596	170	17,596	13,550	4Q 2010
52524YAA1	5,957	5,692	265	5,692	5,610	4Q 2010
59020UJZ9	413	389	24	389	375	4Q 2010
74925FAA1	3,746	3,597	149	3,597	3,560	4Q 2010
759676AJ8	7,764	7,304	460	7,304	5,514	4Q 2010
81379EAD4	737	668	69	668	39	4Q 2010
81744FFD4	917	870	47	870	171	4Q 2010
92922FZ27	2,017	2,017	—	2,017	1,854	4Q 2010
02148AAA4	9,601	9,359	242	9,359	4,668	3Q 2009
02148YAJ3	613	588	25	588	311	3Q 2009
225470FJ7	598	588	10	588	339	3Q 2009
225470T94	21	13	8	13	99	3Q 2009
22942KCA6	3,391	3,129	262	3,129	1,751	3Q 2009
86358EZU3	14,602	7,151	7,451	7,151	4,183	3Q 2009
02148AAA4	3,706	3,581	125	3,581	1,997	3Q 2009
225470FJ7	588	567	21	567	379	3Q 2009
225470T94	199	194	5	194	111	3Q 2009
22942KCA6	1,581	1,507	74	1,507	895	3Q 2009
86358EZU3	7,151	5,743	1,408	5,743	2,085	3Q 2009
12667G5G4	11,215	10,958	257	10,958	9,524	4Q 2009
02148AAA4	8,965	8,897	68	8,897	5,470	4Q 2009
02148YAJ3	569	537	32	537	374	4Q 2009
225470FJ7	549	546	3	546	403	4Q 2009
52524YAA1	9,419	9,370	49	9,370	6,533	4Q 2009
59020UJZ9	1,030	818	212	818	294	4Q 2009

50

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
76110VTR9	$13,052	$9,142	$3,910	$9,142	$8,236	4Q 2009
81744FFD4	1,348	1,216	132	1,216	244	4Q 2009
81744FDQ7	1,862	1,497	365	1,497	208	4Q 2009
86358EZU3	5,690	5,474	216	5,474	265	4Q 2009
225470T94	176	153	23	153	122	4Q 2009
225470U27	182	147	35	147	104	4Q 2009

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2011 and 2010 is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31, 2011
The aggregate amount of unrealized losses	$70,661	$2,854
The aggregate related fair value of securities with unrealized losses	329,459	84,808

	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31, 2010
The aggregate amount of unrealized losses	$5,803	$83,788
The aggregate related fair value of securities with unrealized losses	203,025	405,285

51

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Detail of net investment income is presented below:

	Year Ended December 31
	2011	2010	2009
Income:
Bonds	$396,157	$412,132	$378,777
Preferred stocks	148	235	275
Common stocks	1,302	20	973
Mortgage loans on real estate	44,625	55,846	66,985
Policy loans	4,034	3,962	3,609
Cash, cash equivalents and short-term investments	929	1,589	7,533
Derivatives	24,901	39,735	55,872
Other invested assets	2,548	4,722	4,210
Other	1,921	2,333	1,961

Gross investment income	476,565	520,574	520,195
Less investment expenses	13,035	14,447	14,611

Net investment income	$463,530	$506,127	$505,584

Proceeds from sales and other disposals (excluding maturities) of bonds and preferred stock and related gross realized capital gains and losses were as follows:

	Year Ended December 31
	2011	2010	2009
Proceeds	$1,636,561	$2,882,307	$2,341,434

Gross realized gains	$44,316	$88,416	$55,793
Gross realized losses	(6,781)	(15,490)	(31,031)

Net realized capital gains	$37,535	$72,926	$24,762

The Company had gross realized losses for the years ended December 31, 2011, 2010 and 2009 of $10,422, $14,212 and $49,705, respectively, which relate to losses recognized on other-than-temporary declines in fair values of bonds and preferred stocks.

52

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Net realized capital gains (losses) on investments are summarized below:

	Realized
	Year Ended December 31
	2011	2010	2009
Bonds	$27,113	$58,442	$(15,570)
Preferred stocks	—	273	—
Common stocks	(995)	876	(1,043)
Mortgage loans on real estate	290	(17,257)	(11,866)
Real estate	—	—	(56)
Cash, cash equivalents and short-term investments	—	3	39
Derivatives	(32,729)	(39,271)	(148,470)
Other invested assets	3,074	262	(3,676)

	(3,247)	3,328	(180,642)
Federal income tax effect	(15,802)	(24,841)	9,320
Transfer to interest maintenance reserve	(23,955)	(43,986)	(13,681)

Net realized capital gains (losses) on investments	$(43,004)	$(65,499)	$(185,003)

At December 31, 2011 and 2010, the Company had recorded investment in restructured securities of $2,602 and $1,059, respectively. The capital gains (losses) taken as a direct result of restructures in 2011, 2010 and 2009 were $(603), $679 and $(4,847), respectively. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

The changes in net unrealized capital gains and losses on investments were as follows:

	Change in Unrealized
	Year Ended December 31
	2011	2010	2009
Bonds	$(7,611)	$(6,939)	$10,964
Common stocks	(1,216)	2,772	2,595
Affiliated entities	(145)	666	100
Mortgage loans on real estate	—	7,111	(7,111)
Derivatives	81,675	4,305	(192,475)
Other invested assets	1,233	(930)	(12,803)

Change in unrealized capital gains (losses)	$73,936	$6,985	$(198,730)

53

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

During 2011, the Company issued mortgage loans with interest rates of 4.50% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2011 at the time of origination was 37%. The Company did not issue any new mortgage loans during 2010.

The Company did not have any impaired loans at December 31, 2011 and 2010. The Company did not hold an allowance for credit losses on mortgage loans at December 31, 2011 and 2010. The Company had no average recorded investment in impaired loans during 2011. The average recorded investment in impaired loans during 2010 was $13,959.

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2011	2010	2009
Balance at beginning of period	$—	$7,111	$3,030
Additions, net charged to operations	—	2,838	11,001
Recoveries in amounts previously charged off	—	(9,949)	(6,920)

Balance at end of period	$—	$—	$7,111

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. The Company did not recognize any interest income on impaired loans for the year ended December 31, 2011. The Company recognized $679 and $266 of interest income on impaired loans for the years ended December 31, 2010 and 2009, respectively. The Company did not recognize any interest income on a cash basis for the year ended December 31, 2011. The Company recognized $860 and $358 of interest income on a cash basis for the years ended December 31, 2010 and 2009, respectively.

During 2011 and 2010, there were no mortgage loans that were foreclosed and transferred to real estate. At December 31, 2011 and 2010, the Company held a mortgage loan loss reserve in the AVR of $5,940 and $45,632, respectively.

54

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution
	December 31
	2011	2010
Pacific	24%	17%
South Atlantic	20	28
Mountain	20	19
Middle Atlantic	17	12
E. North Central	8	8
W. South Central	6	6
E. South Central	3	5
W. North Central	1	4
New England	1	1

	Property Type Distribution
	December 31
	2011	2010
Industrial	25%	24%
Retail	23	20
Office	21	26
Other	9	8
Apartment	9	6
Agricultural	8	8
Medical	5	8

During 2011 and 2010, the Company did not recognize any impairment write-downs for its investments in joint ventures and limited partnerships.

The Company recorded an impairment of $258 during 2009 for its investment in Zero Beta Fund, LLC, an affiliate, due to a decline in the fair value of the underlying investment. The impairment was taken because there is an intent to sell some of the underlying investments of the fund before any anticipated recovery in value would occur. The write-down is included in net realized capital gains (losses) within the statement of operations.

During 2009, the Company recorded an impairment of $3,381 for its investment in Real Estate Alternatives Portfolio 2, LLC, an affiliate, due to a decline in the fair value of the underlying investment. The impairment was taken because the decline in fair value of underlying investments of the fund was deemed to be other-than-temporary. The write-down is included in net realized capital gains (losses) within the statement of operations.

At December 31, 2011, the Company had ownership interest in three LIHTC investments. The remaining years of unexpired tax credits ranged from five to eleven and the properties were not subject to regulatory review. The length of time remaining for the holding period ranged from six to fifteen years. The amount of contingent equity commitments expected to be paid during the years 2012 to 2013 is $8,603. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

55

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

At December 31, 2010, the Company had ownership interest in one LIHTC investment. The remaining years of unexpired tax credits were four and the property was not subject to regulatory review. The length of time remaining for the holding period was seven years. There were no contingent equity commitments expected to be paid in the future. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The Company recognized net realized losses from futures contracts in the amount of $38,303, $91,398 and $151,046 for the years ended December 31, 2011, 2010 and 2009, respectively.

At December 31, 2011 and 2010, the Company had replicated assets with a fair value of $290,280 and $7,003, respectively, and credit default swaps with a fair value of $(2,037) and $19, respectively. For the years ended December 31, 2011, 2010 and 2009, the Company did not recognize any capital losses related to replication transactions.

As stated in Note 1, the Company replicates investment grade corporate bonds by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, the Company has recourse provisions from the proceeds of the bankruptcy settlement of the underlying entity or by the sale of the underlying bond. As of December 31, 2011, credit default swaps, used in replicating corporate bonds are as follows:

Deal, Receive (Pay), Underlying	Maturity Date	Maximum Future Payout (Estimated)	Current Fair Value
4294,SWAP, USD 1 / (USD 0), :CDXIG15	December 20, 2015	$20,000	$(92)
4300,SWAP, USD 1 / (USD 0), :US670346AE56	March 20, 2016	10,000	(13)
4305,SWAP, USD 1 / (USD 0), :CDX IG 15	December 20, 2015	10,000	(46)
4306,SWAP, USD 1 / (USD 0), :CDX IG 15	December 20, 2015	10,000	(46)
4310,SWAP, USD 1 / (USD 0), :US406216AH42	June 20, 2016	20,000	57
4362,SWAP, USD 1 / (USD 0), :CDX IG16	June 20, 2016	20,000	(151)
4367,SWAP, USD 1 / (USD 0), :US534187AM15	September 20, 2016	20,000	(1,924)
4368,SWAP, USD 1 / (USD 0), :CDX IG 16	June 20, 2016	20,000	(151)
4405,SWAP, USD 1 / (USD 0), :US585055AK26	December 20, 2016	10,000	86
4406,SWAP, USD 1 / (USD 0), :US585055AK26	December 20, 2016	10,000	86
4422,SWAP, USD 1 / (USD 0), :US235851AG79	December 20, 2016	7,000	46
4423,SWAP, USD 1 / (USD 0), :US235851AG79	December 20, 2016	6,000	40
4426,SWAP, USD 1 / (USD 0), :CDX IG 17	December 20, 2016	20,000	(188)
4407,SWAP, USD 1 / (USD 0), :US806857AD09	December 20, 2016	12,000	155
4408,SWAP, USD 1 / (USD 0), :CDX IG 17	December 20, 2016	8,000	103
3248,SWAP, USD 0.39 / (USD 0), :539830AE9	March 20, 2012	3,000	—
3250,SWAP, USD 0.38 / (USD 0), :666807AT9	March 20, 2012	2,000	1

56

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

At December 31, 2011 and 2010, the fair value of all derivative contracts, aggregated at a counterparty level, with a positive fair value amounted to $124,189 and $56,041, respectively.

At December 31, 2011 and 2010, the fair value of all derivative contracts, aggregated at a counterparty level, with a negative fair value amounted to $5,466 and $12,211, respectively.

At December 31, 2011 and 2010, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2011	2010
Interest rate and currency swaps:
Receive fixed—pay fixed	$115,279	$116,279
Receive fixed—pay floating	1,096,000	664,000
Receive floating—pay fixed	8,151	18,454

Open futures contracts at December 31, 2011 and 2010, were as follows:

Long/Short	Number of Contracts	Contract Type	Opening Fair Value	Year-End Fair Value

December 31, 2011
Short	(1,208)	S&P 500 FUTURE Mar12	$(373,409)	$(378,285)
Long	7	DJ EURO STOXX 50 Mar12	207	209
Short	(690)	FTSE 100 IDX FUT Mar12	(58,550)	(59,772)
Short	(1,270)	NASDAQ 100 E-MINI Mar12	(57,731)	(57,772)
Short	(80)	NIKKEI 225 (OSE) Mar12	(8,924)	(8,782)

57

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Long/Short	Number of Contracts	Contract Type	Opening Fair Value	Year-End Fair Value

December 31, 2010
Short	(540)	FTSE 100 IDX FUT Mar11	$(49,059)	$(49,613)
Short	(1,150)	NASDAQ 100 E-MINI Mar11	(50,457)	(50,968)
Short	(120)	NIKKEI 225 (OSE) Mar11	(14,878)	(15,208)
Short	(900)	S&P 500 FUTURE Mar11	(276,831)	(281,925)

For the years ended December 31, 2011, 2010 and 2009, the Company recorded unrealized gains of $121,858, $39,628 and $36,852, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain. The Company did not recognize any unrealized gains or losses during 2011, 2010 or 2009 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

At December 31, 2011 and 2010, investments with an aggregate carrying amount of $3,315 and $3,648, respectively, were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

6. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

58

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Premiums earned reflect the following reinsurance amounts:

	Year Ended December 31
	2011	2010	2009
Direct premiums	$4,950,537	$4,894,908	$4,052,916
Reinsurance assumed—affiliates	104	101	132
Reinsurance assumed—non affiliates	621,553	660,888	673,459
Reinsurance ceded—affiliates	(359,404)	(322,295)	(311,014)
Reinsurance ceded—non affiliates	(786,320)	(88,324)	(86,969)

Net premiums earned	$4,426,470	$5,145,278	$4,328,524

Aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded to affiliates at December 31, 2011 and 2010 of $1,539,578 and $1,405,493, respectively.

The Company received reinsurance recoveries in the amounts of $325,524, $268,725 and $248,374 during 2011, 2010 and 2009, respectively. At December 31, 2011 and 2010, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $160,350 and $71,135, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2011 and 2010 of $2,078,316 and $1,540,451, respectively.

The Company would experience no reduction in surplus at December 31, 2011 or 2010 if all reinsurance agreements were cancelled.

The Company did not enter into any new reinsurance agreements in which a reserve credit was taken during the years ended December 31, 2011 or 2010.

On April 26, 2011, AEGON N.V. announced the disposition of its life reinsurance operations, Transamerica Reinsurance, to SCOR, which was effective August 9, 2011. The life reinsurance business conducted by Transamerica Reinsurance was written through several of AEGON N.V.’s U.S. and international affiliates, all of which remain AEGON N.V. affiliates following the closing, except for Transamerica International Reinsurance Ireland, Limited (TIRI), an Irish reinsurance company. As a result of this transaction, the Company entered into a series of recapture and reinsurance agreements during the third and fourth quarters of 2011 which directly resulted in a pre-tax loss of $474,720 which was included in the statement of operations, and a net of tax gain of $400,760 which has been credited directly to unassigned surplus. These amounts include current year

59

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

amortization of previously deferred gains, as well as releases of previously deferred gains from unassigned surplus into earnings related to these transactions. Additional information surrounding these transactions is outlined below.

Effective August 9, 2011, the Company recaptured business that was associated with the divestiture of the Transamerica Reinsurance operations which was previously retroceded on a coinsurance basis to an affiliate. The Company received recapture consideration of $55,356, recaptured reserves of $293,975, recaptured other assets of $8,586 and released into income a previously deferred unamortized gain resulting from the original transaction in the amount of $2,297, resulting in a pre-tax loss of $227,736 which has been included in the statement of operations. Prior to this transaction, the Company amortized $498, net of tax, of the deferred gain related to the initial transaction into earnings with a corresponding charge directly to unassigned surplus in 2011 and $995 on a net of tax basis into earnings in 2010.

Subsequently, effective August 9, 2011, the Company ceded business that was associated with the divestiture of the Transamerica Reinsurance operations on a coinsurance basis to a non-affiliate. The Company paid a net reinsurance premium of $549,682, received an initial ceding commission of $219,000, transferred other assets in the amount of $12,548 and released net reserves of $790,263. The Company paid an experience refund in the amount of $84,770 to an affiliate and released IMR associated with certain business in the amount of $13,086. These transactions resulted in a net of tax gain of $248,557, which has been credited directly to unassigned surplus. During 2011, the Company amortized $7,712, net of tax, of the deferred gain into earnings with a corresponding charge directly to unassigned surplus.

Effective October 1, 2011, the Company recaptured business that was associated with the divestiture of the Transamerica Reinsurance operations which was previously retroceded on a coinsurance basis to a non-affiliate. The Company paid recapture consideration of $9,840, recaptured reserves of $402,503, recaptured other net assets of $10,226 and released into income a previously deferred unamortized gain resulting from the original transaction in the amount of $230,033, resulting in a pre-tax loss of $172,084, which has been included in the statement of operations. Subsequently, effective October 1, 2011, the Company ceded this business on a coinsurance basis to an affiliate and as a result received cash, transferred other net assets and released reserves consistent with the amounts recaptured, resulting in a net of tax gain of $262,245, which has been credited directly to unassigned surplus.

60

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Effective October 1, 2011, the Company recaptured business that was associated with the divesture of the Transamerica Reinsurance operations which was previously retroceded on a coinsurance basis to an affiliate. The Company received recapture consideration of $30,305, recaptured reserves of $123,935 and recaptured other assets of $17,964, resulting in a pre-tax loss of $75,666, which has been included in the statement of operations. Subsequently, effective October 1, 2011, the Company ceded this business on a coinsurance basis to a non-affiliate and as a result paid cash, transferred other assets and released reserves consistent with the amounts recaptured, resulting in a net of tax gain of $49,183, which has been credited directly to unassigned surplus.

During the last half of 2011, the Company recaptured the business that was associated with the divesture of the Transamerica Reinsurance operations from several AEGON N.V. affiliates. This business was subsequently ceded to SCOR entities and in addition, retrocession reinsurance treaties were executed. The Company assigned certain third party retrocession agreements to SCOR entities as a component of the divesture of the Transamerica Reinsurance operations and the associated Master Retrocession Agreement. As a result, the unaffiliated retrocession reinsurance treaties were assigned from the Company to a SCOR entity, resulting in this risk being ceded to SCOR and subsequently to the unaffiliated third parties. The reserves and assets associated with these assignments were $87,665, where the counterparty’s net reserves ceded exchanged counterparties with no consideration exchanged, resulting in no net income or surplus impact to the Company.

During 2010 the Company entered into assumption reinsurance agreements and a recapture agreement. As a result the Company recognized pre-tax earnings of $49,551, which includes the 2010 amortization of the deferred gain through the balance sheet of $1,414. Additional information surrounding these transactions is outlined below.

During 2010, the Company entered into assumption reinsurance agreements in which the Company assumed policies from an affiliate. The Company assumed net reserves of $71,040 and other net assets of $83,170 and received net consideration of $12,118. This transaction resulted in a net pre-tax gain to the Company of $24,248, which has been reclassified to the balance sheet and presented as a deferred gain, as this transaction was deemed economic. The deferred gain will be amortized into general insurance expenses over the period in which the Company benefits economically, not to exceed 10 years. Amortization of the deferred gain during 2011 and 2010 was $2,425 and $1,414, respectively.

61

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

During 2010, the Company entered into assumption reinsurance agreements in which the Company ceded term life policies to an affiliate. Reserves of $64,848, and other assets in the amount of $5,538 were ceded by the Company, with consideration paid of $5,897. These transactions resulted in a net pre-tax gain to the Company of $53,413, which has been reflected in the statement of operations, as this was deemed an economic transaction.

Effective January 1, 2010, the Company entered into a recapture agreement in which the Company recaptured term life policies from an affiliate. The Company recaptured life and claim reserves of $6,051 and $80, respectively, and received consideration of $855. This transaction resulted in a net pre-tax loss to the Company of $5,276, which has been reflected in the statement of operations.

Effective March 31, 2009, the Company recaptured a block of in force universal life secondary guarantee risk that was ceded to TIRe. Universal life secondary guarantee reserves recaptured were $22,707. The resulting pre-tax loss of $22,707 was included in the statement of operations.

Effective January 1, 2009, the Company entered into a reinsurance agreement with Stonebridge Life Insurance Company (SLIC), an affiliate, to assume a block of business covering individual and group supplemental life and accident and health insurance products. The Company received reinsurance consideration of $1,134 and established reserves of a like amount, resulting in no gain or loss on the transaction.

During 2011, the Company amortized deferred gains from reinsurance transactions occurring prior to 2009 of $1,991 into earnings on a net of tax basis with a corresponding charge to unassigned surplus. During 2010 and 2009, the Company amortized deferred gains from reinsurance transactions occurring prior to 2009 of $995, for each respective year, into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

During 2001, the Company assumed certain traditional life insurance contracts from Transamerica Occidental Life Insurance Company, an affiliate, which merged into TLIC, an affiliate, effective October 1, 2008. The Company recorded goodwill of $14,280 related to this transaction which was non-admitted. The related amortization was $1,433 during 2010 and 2009. The goodwill was fully amortized at the end of 2010. The Company recorded $420 and $502 of goodwill at December 31, 2011 and 2010, respectively.

62

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

7. Income Taxes

The net deferred income tax asset at December 31, 2011 and 2010 and the change from the prior year are comprised of the following components:

	December 31, 2011
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$93,032	$26,758	$119,790
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	93,032	26,758	119,790
Deferred Tax Liabilities	43,904	7,897	51,801

Subtotal Net Deferred Tax Assets	49,128	18,861	67,989
Deferred Tax Assets Nonadmitted	17,395	—	17,395

Net Admitted Deferred Tax Assets	$31,733	$18,861	$50,594

	December 31, 2010
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$117,201	$28,547	$145,748
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	117,201	28,547	145,748
Deferred Tax Liabilities	35,711	8,366	44,077

Subtotal Net Deferred Tax Assets	81,490	20,181	101,671
Deferred Tax Assets Nonadmitted	35,565	—	35,565

Net Admitted Deferred Tax Assets	$45,925	$20,181	$66,106

	Ordinary	Change Capital	Total
Gross Deferred Tax Assets	$(24,169)	$(1,789)	$(25,958)
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	(24,169)	(1,789)	(25,958)
Deferred Tax Liabilities	8,193	(469)	7,724

Subtotal Net Deferred Tax Assets	(32,362)	(1,320)	(33,682)
Deferred Tax Assets Nonadmitted	(18,170)	—	(18,170)

Net Admitted Deferred Tax Assets	$(14,192)	$(1,320)	$(15,512)

63

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2011	2010	Change
Deferred Tax Assets:
Ordinary
Discounting of unpaid losses	$313	$175	$138
Policyholder reserves	50,688	69,208	(18,520)
Investments	4,842	5,857	(1,015)
Deferred acquisition costs	20,940	27,880	(6,940)
Receivables—nonadmitted	1,999	1,037	962
Guaranty fund accrual	6,452	3,079	3,373
Reinsurance to unauthorized companies	282	492	(210)
Assumption reinsurance	6,996	8,487	(1,491)
Other (including items <5% ofordinary tax assets)	520	986	(466)

Subtotal	93,032	117,201	(24,169)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	17,395	35,565	(18,170)

Admitted ordinary deferred tax assets	75,637	81,636	(5,999)

Capital:
Investments	26,758	28,547	(1,789)

Subtotal	26,758	28,547	(1,789)

Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—
Admitted capital deferred tax assets	26,758	28,547	(1,789)

Admitted deferred tax assets	$102,395	$110,183	$(7,788)

Deferred Tax Liabilities:
Ordinary
Investments	$8,286	$8,433	$(147)
§807(f) adjustment	8,621	10,029	(1,408)
Reinsurance ceded	15,395	—	15,395
Other (including items <5% of totalordinary tax liabilities)	320	177	143

Subtotal	32,623	18,639	13,984

Capital
Investments	19,178	22,393	(3,215)
Separate account adjustments	—	3,045	(3,045)

Subtotal	19,178	25,438	(6,260)

Deferred tax liabilities	51,801	44,077	7,724

Net deferred tax assets/liabilities	$50,594	$66,106	$(15,512)

The Company did not report a valuation allowance for deferred income tax assets as of December 31, 2011 or 2010.

64

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

As discussed in Note 1, the Company has elected to admit deferred income tax assets pursuant to SSAP No. 10R, paragraph 10.e. for the 2011 and 2010 reporting periods. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 10R is as follows:

	December 31, 2011
	Ordinary	Capital	Total
Admission Calculation Components
SSAP No. 10R, Paragraphs 10.a., 10.b. and 10.c.:
SSAP No. 10R, Paragraph 10.a.	$14,870	$7,794	$22,664
SSAP No. 10R, Paragraph 10.b.
(the lesser of paragraph 10.b.i. and
10.b.ii. below)	—	—	—
SSAP No. 10R, Paragraph 10.b.i.	—	—	—
SSAP No. 10R, Paragraph 10.b.ii.	—	97,300	97,300
SSAP No. 10R, Paragraph 10.c.	32,837	18,964	51,801

Total	$47,707	$26,758	$74,465

Admission Calculation Components
SSAP No. 10R, Paragraph 10.e.:
SSAP No. 10R, Paragraph 10.e.i.	$31,733	$18,861	$50,594
SSAP No. 10R, Paragraph 10.e.ii.
(the lesser of paragraph 10.e.ii.a and
10.e.ii.b. below)	—	—	—
SSAP No. 10R, Paragraph 10.e.ii.a.	—	—	—
SSAP No. 10R, Paragraph 10.e.ii.b.	—	145,950	145,950
SSAP No. 10R, Paragraph 10.e.iii.	43,904	7,897	51,801

Total	$75,637	$26,758	$102,395

65

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	December 31, 2010
	Ordinary	Capital	Total
Admission Calculation Components
SSAP No. 10R, Paragraphs 10.a., 10.b. and 10.c.:
SSAP No. 10R, Paragraph 10.a.	$25,439	$9,191	$34,630
SSAP No. 10R, Paragraph 10.b.
(the lesser of paragraph 10.b.i. and
10.b.ii. below)	—	—	—
SSAP No. 10R, Paragraph 10.b.i.	—	—	—
SSAP No. 10R, Paragraph 10.b.ii.	—	101,136	101,136
SSAP No. 10R, Paragraph 10.c.	24,721	19,356	44,077

Total	$50,160	$28,547	$78,707

Admission Calculation Components
SSAP No. 10R, Paragraph 10.e.:
SSAP No. 10R, Paragraph 10.e.i.	$45,925	$13,401	$59,326
SSAP No. 10R, Paragraph 10.e.ii.
(the lesser of paragraph 10.e.ii.a and
10.e.ii.b. below)	—	6,780	6,780
SSAP No. 10R, Paragraph 10.e.ii.a.	—	6,780	6,780
SSAP No. 10R, Paragraph 10.e.ii.b.	—	151,704	151,704
SSAP No. 10R, Paragraph 10.e.iii.	35,711	8,366	44,077

Total	$81,636	$28,547	$110,183

66

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	Ordinary	Change Capital	Total
Admission Calculation Components
SSAP No. 10R, Paragraphs 10.a., 10.b. and 10.c.:
SSAP No. 10R, Paragraph 10.a.	$(10,569)	$(1,397)	$(11,966)
SSAP No. 10R, Paragraph 10.b.
(the lesser of paragraph 10.b.i. and
10.b.ii. below)	—	—	—
SSAP No. 10R, Paragraph 10.b.i.	—	—	—
SSAP No. 10R, Paragraph 10.b.ii.	—	(3,836)	(3,836)
SSAP No. 10R, Paragraph 10.c.	8,116	(392)	7,724

Total	$(2,453)	$(1,789)	$(4,242)

Admission Calculation Components
SSAP No. 10R, Paragraph 10.e.:
SSAP No. 10R, Paragraph 10.e.i.	$(14,192)	$5,460	$(8,732)
SSAP No. 10R, Paragraph 10.e.ii.
(the lesser of paragraph 10.e.ii.a and
10.e.ii.b. below)	—	(6,780)	(6,780)
SSAP No. 10R, Paragraph 10.e.ii.a.	—	(6,780)	(6,780)
SSAP No. 10R, Paragraph 10.e.ii.b.	—	(5,754)	(5,754)
SSAP No. 10R, Paragraph 10.e.iii.	8,193	(469)	7,724

Total	$(5,999)	$(1,789)	$(7,788)

•	10.a. – Federal income taxes paid in prior year that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year

•	10.b.i. – Adjusted gross DTAs, after the application of 10.a., expected to be realized within one year

•	10.b.ii. – 10% of adjusted statutory capital and surplus as shown on most recently filed statement

•	10.c. – Adjusted gross DTAs, after the application of 10.a. and 10.b., that can be offset against gross DTLs after considering the character of the DTAs and DTLs

•

10.d. – If the reporting entity’s financial statements and RBC calculated using an admitted adjusted gross DTA as the sum of 10.a., 10.b. and 10.c. results in the Company’s RBC level being above the maximum RBC level where an action level could occur as a result of the trend test (i.e., 250%); then the Company may elect to admit a higher amount of adjusted gross DTAs as calculated in paragraph 10.e.

•

10.e.i. – Federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with IRS tax loss carryback provisions, not to exceed three years

•	10.e.ii.(a) – Adjusted gross DTAs, after the application of 10.e.i, expected to be realized within three years

•	10.e.ii.(b) – 15% of adjusted statutory capital and surplus as shown on most recently filed statement

•	10.e.iii.– Adjusted gross DTAs, after the application of 10.e.i. and 10.e.ii., that can be offset against DTLs after considering the character of the DTAs and DTLs

67

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Total increased admitted adjusted gross DTA’s as the result of the application of paragraph 10.e. SSAP No. 10R:

	December 31, 2011
	Ordinary	Capital	Total
Total increased admitted deferred tax asset	$27,931	$—	$27,931

	December 31, 2010
	Ordinary	Capital	Total
Total increased admitted deferred tax asset	$31,476	$—	$31,476

	Ordinary	Change Capital	Total
Total increased admitted deferred tax asset	$(3,545)	$—	$(3,545)

Used in SSAP No. 10R, paragraph 10.d.:

	December 31, 2011
	Ordinary	Capital	Total
Total Adjusted Capital	XXX	XXX	$766,167
Authorized Control Level	XXX	XXX	94,115

	December 31, 2010
	Ordinary	Capital	Total
Total Adjusted Capital	XXX	XXX	$873,310
Authorized Control Level	XXX	XXX	114,633

	Ordinary	Change Capital	Total
Total Adjusted Capital	XXX	XXX	$(107,143)
Authorized Control Level	XXX	XXX	(20,518)

68

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	December 31, 2011
	Ordinary	Capital	Total
SSAP No. 10R, Paragraphs 10.a., 10.b. and 10.c.:
Admitted Deferred Tax Assets	$47,707	$26,758	$74,465
Admitted Assets	XXX	XXX	25,450,515
Adjusted Statutory Surplus*	XXX	XXX	664,210
Total Adjusted Capital from DTAs	XXX	XXX	766,167

Increases due to SSAP No. 10R, Paragraph 10.e.:
Admitted Deferred Tax Assets	$27,931	$—	$27,931
Admitted Assets	27,931	—	27,931
Statutory Surplus	27,931	—	27,931

	December 31, 2010
	Ordinary	Capital	Total
SSAP No. 10R, Paragraphs 10.a., 10.b. and 10.c.:
Admitted Deferred Tax Assets	$50,160	$28,547	$78,707
Admitted Assets	XXX	XXX	24,281,010
Adjusted Statutory Surplus*	XXX	XXX	763,192
Total Adjusted Capital from DTAs	XXX	XXX	873,310

Increases due to SSAP No. 10R, Paragraph 10.e.:
Admitted Deferred Tax Assets	$31,476	$—	$31,476
Admitted Assets	31,476	—	31,476
Statutory Surplus	31,476	—	31,476

	Ordinary	Change Capital	Total
SSAP No. 10R, Paragraphs 10.a., 10.b. and 10.c.:
Admitted Deferred Tax Assets	$(2,453)	$(1,789)	$(4,242)
Admitted Assets	XXX	XXX	1,169,505
Adjusted Statutory Surplus*	XXX	XXX	(98,982)
Total Adjusted Capital from DTAs	XXX	XXX	(107,143)

Increases due to SSAP No. 10R, Paragraph 10.e.:
Admitted Deferred Tax Assets	$(3,545)	$—	$(3,545)
Admitted Assets	(3,545)	—	(3,545)
Statutory Surplus	(3,545)	—	(3,545)

*As reported on the statutory balance sheet for the most recently filed statement with the domiciliary state commissioner adjusted in accordance with SSAP No. 10R, paragraph 10.b.ii

•	XXX denotes breakout between ordinary and capital is not applicable to this information.

69

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The impact of tax planning strategies at December 31, 2011 and 2010 was as follows:

	December 31, 2011
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs (% of Total Adjusted Gross DTAs)	0%	0%	0%

Net Admitted Adjusted Gross DTAs (% of Total Net Admitted Adjusted Gross DTAs)	0%	0%	0%

	December 31, 2010
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs (% of Total Adjusted Gross DTAs)	0%	5%	5%

Net Admitted Adjusted Gross DTAs (% of Total Net Admitted Adjusted Gross DTAs)	0%	10%	10%

	Ordinary Percent	Change Capital Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs (% of Total Adjusted Gross DTAs)	0%	-5%	-5%

Net Admitted Adjusted Gross DTAs (% of Total Net Admitted Adjusted Gross DTAs)	0%	-10%	-10%

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2011	2010	Change
Federal	$44,789	$58,571	$(13,782)
Foreign	—	—	—

Subtotal	44,789	58,571	(13,782)

Federal income tax on net capital gains	15,802	24,841	(9,039)

Federal and foreign income taxes incurred	$60,591	$83,412	$(22,821)

70

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	Year Ended December 31
	2010	2009	Change
Federal	$58,571	$40,971	$17,600
Foreign	—	—	—

Subtotal	58,571	40,971	17,600

Federal income tax on net capital gains	24,841	(9,320)	34,161

Federal and foreign income taxes incurred	$83,412	$31,651	$51,761

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

	Year Ended December 31
	2011	2010	2009
Current income taxes incurred	$60,591	$83,412	$31,651
Change in deferred income taxes	7,754	(24,065)	95,930

(without tax on unrealized gains and losses)
Total income tax reported	$68,345	$59,347	$127,581

Income before taxes	$(182,234)	$197,747	$370,710
	35.00%	35.00%	35.00%

Expected income tax expense (benefit) at 35% statutory rate	$(63,782)	$69,211	$129,749
Increase (decrease) in actual tax reported resulting from:
Dividends received deduction	(3,958)	(3,360)	(3,298)
Tax credits	(2,217)	(2,180)	(2,187)
Tax-exempt income	—	—	(22)
Tax adjustment for IMR	(10,326)	(3,591)	(798)
Surplus adjustment for in force ceded	140,266	(348)	(348)
Nondeductible expenses	2,882	13	(80)
Deferred tax benefit on other items in surplus	(1,343)	(2,256)	9,321
Provision to return	(454)	59	(387)
Transfer of basis	(281)	—	—
Dividends from certain foreign corporations	30	35	42
Prior period adjustment	4,791	1,760	(4,242)
Other	2,737	4	(169)

Total income tax reported	$68,345	$59,347	$127,581

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its indirect parent company, Transamerica Corporation, and other affiliated companies. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits

71

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not yet been filed for 2011.

As of December 31, 2011 and 2010, the Company had no operating loss, capital loss or tax credit carryforwards available for tax purposes.

The Company incurred income taxes during 2011, 2010 and 2009 of $75,476, $62,534 and $30,721, respectively, which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2011 and 2010 is $24 and $1,744, respectively. The total amount of tax contingencies that, if recognized, would affect the effective income tax rate is $24. The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company’s interest (benefit) expense related to income taxes for the years ending December 31, 2011, 2010 and 2009 is $(25), $77 and $77, respectively. The total interest payable balance as of December 31, 2011 and 2010 is $205 and $230, respectively. The Company recorded no liability for penalties. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2004. The examination for the years 2005 through 2006 have been completed and resulted in tax return adjustments that are currently undergoing final calculation at appeal. The examination for the years 2007 through 2008 has been completed and resulted in tax return adjustments that are currently being appealed. An examination is already in progress for the years 2009 and 2010. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

72

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

8. Policy and Contract Attributes

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company.

For the years ended December 31, 2011, 2010 and 2009, premiums for participating life insurance policies were $111, $2 and $(2), respectively. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company did not pay any dividends to policyholders during 2011 and 2010. The Company paid dividends in the amount of $17 to policyholders during 2009 and did not allocate any additional income to such policyholders.

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31 2011
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Subject to discretionary withdrawal With fair value adjustment	$881,103	$132,777	$—	$1,013,880	5%
At book value less surrender charge of 5% or more	1,396,544	50,323	—	1,446,867	6
At fair value	4,904	444,165	6,241,061	6,690,130	30

Total with adjustment or at fair value	2,282,551	627,265	6,241,061	9,150,877	41
At book value without adjustment (minimal or no charge or adjustment)	3,713,504	69,871	—	3,783,375	17
Not subject to discretionary withdrawal provision	988,299	6,339,784	1,995,720	9,323,803	42

Total annuity reserves and deposit liabilities	6,984,354	7,036,920	8,236,781	22,258,055	100%

Less reinsurance ceded	967	—	—	967

Net annuity reserves and deposit liabilities	$6,983,387	$7,036,920	$8,236,781	$22,257,088

73

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	December 31 2010
	Amount	Percent
Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$1,004,645	5%
At book value less surrender charge of 5% or more	2,347,514	11
At fair value	6,088,388	30

Total with adjustment or at fair value	9,440,547	46
At book value without adjustment (minimal or no charge or adjustment)	2,691,607	13
Not subject to discretionary withdrawal provision	8,556,902	41

Total annuity reserves and deposit liabilities	20,689,056	100%

Less reinsurance ceded	1,689

Net annuity reserves and deposit liabilities	$20,687,367

74

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2011, 2010 and 2009 is as follows:

	Nonindexed Guaranteed Less Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2011	$2,184,262	$2,035,362	$4,219,624

Reserves at December 31, 2011 for separate accounts with assets at:
Fair value	$—	$8,294,680	$8,294,680
Amortized cost	7,036,920	—	7,036,920

Total	$7,036,920	$8,294,680	$15,331,600

Reserves for separate accounts by withdrawal characteristics at December 31, 2011:
Subject to discretionary withdrawal: With fair value adjustment	$132,777	$—	$132,777
At book value without fair value adjustment and with current surrender charge of 5% or more	50,323	—	50,323
At fair value	444,165	6,301,437	6,745,602
At book value without fair value adjustment and with current surrender charge of less than 5%	69,871	—	69,871

Subtotal	697,136	6,301,437	6,998,573
Not subject to discretionary withdrawal	6,339,784	1,993,243	8,333,027

Total separate account reserves at December 31, 2011	$7,036,920	$8,294,680	$15,331,600

75

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	Nonindexed Guaranteed Less Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2010	$2,664,188	$1,453,005	$4,117,193

Reserves at December 31, 2010 for separate accounts with assets at:
Fair value	$2,050,715	$5,501,299	$7,552,014
Amortized cost	6,343,146	—	6,343,146

Total	$8,393,861	$5,501,299	$13,895,160

Reserves for separate accounts by withdrawal characteristics at December 31, 2010:
Subject to discretionary withdrawal: With fair value adjustment	$131,701	$—	$131,701
At book value without fair value adjustment and with current surrender charge of 5% or more	52,218	—	52,218
At fair value	643,553	5,501,299	6,144,852
At book value without fair value adjustment and with current surrender charge of less than 5%	72,502	—	72,502

Subtotal	899,974	5,501,299	6,401,273
Not subject to discretionary withdrawal	7,493,887	—	7,493,887

Total separate account reserves at December 31, 2010	$8,393,861	$5,501,299	$13,895,160

76

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	Nonindexed Guaranteed Less Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2009	$1,747,886	$1,014,078	$2,761,964

Reserves at December 31, 2009 for separate accounts with assets at:
Fair value	$1,971,913	$4,319,558	$6,291,471
Amortized cost	4,699,988	—	4,699,988

Total	$6,671,901	$4,319,558	$10,991,459

Reserves for separate accounts by withdrawal characteristics at December 31, 2009:
Subject to discretionary withdrawal: With fair value adjustment	$148,997	$—	$148,997
At book value without fair value adjustment and with current surrender charge of 5% or more	55,993	—	55,993
At fair value	634,536	4,319,558	4,954,094
At book value without fair value adjustment and with current surrender charge of less than 5%	76,813	—	76,813

Subtotal	916,339	4,319,558	5,235,897
Not subject to discretionary withdrawal	5,755,562	—	5,755,562

Total separate account reserves at December 31, 2009	$6,671,901	$4,319,558	$10,991,459

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2011	2010	2009
Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$4,219,645	$4,117,231	$2,762,019
Transfers from separate accounts	(3,075,684)	(2,024,827)	(1,394,549)

Net transfers to separate accounts	1,143,961	2,092,404	1,367,470
Miscellaneous reconciling adjustments	(63)	102	(36)

Net transfers as reported in the statements of operations of the life, accident and health annual statement	$1,143,898	$2,092,506	$1,367,434

77

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2011 and 2010, the Company’s separate account statement included legally insulated assets of $15,878,424 and $14,267,158, respectively. The assets legally insulated from general account claims at December 31, 2011 and 2010 are attributed to the following products:

	2011	2010
Variable life	$71,843	$74,672
Variable annuities	4,553,020	3,778,161
Market value separate accounts	1,528,849	1,689,675
Par annuities	2,205,551	2,050,715
Book value separate accounts	7,519,161	6,673,935

Total separate account assets	$15,878,424	$14,267,158

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. As of December 31, 2011 and 2010, the general account of the Company had a maximum guarantee for separate account liabilities of $81,614 and $41,889, respectively. To compensate the general account for the risk taken, the separate account paid risk charges of $3,487 and $2,394 to the general account in 2011 and 2010, respectively. As of December 31, 2011 and 2010, the general account of the Company had paid $1,542 and $1,006, respectively, toward separate account guarantees.

At December 31, 2011 and 2010, the Company reported guaranteed separate account assets at amortized cost in the amount of $7,519,161 and $6,673,935, respectively, based upon the prescribed practice granted by the State of New York as described in Note 2. These assets had a fair value of $7,682,141 and $6,823,370 at December 31, 2011 and 2010, respectively, which would have resulted in an unrealized gain of $162,980 and $149,435, respectively, had these assets been reported at fair value.

The Company participates in securities lending within the separate account. The Company follows the same policies and procedures as the general account for such transactions conducted from the separate account. See Note 10 for a discussion of securities lending policies and procedures. At December 31, 2011 and 2010, securities with a book value of $26,057 and $39,189, respectively, were on loan under securities lending agreements, which represents less than one percent of total separate account assets. The Company does not obtain approval or otherwise provide notification to contract holders regarding securities lending transactions that

78

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

occur with separate account assets. However, the Company requires that borrowers pledge collateral worth 102% of the value of the loaned securities. At December 31, 2011, the Company held collateral from securities lending transactions in the form of cash and on open terms in the amount of $26,595. This cash collateral is reinvested in a registered money market fund and is not available for general corporate purposes.

Effective December 31, 2009, the Company adopted Actuarial Guideline XLIII (AG 43), which replaces Actuarial Guidelines 34 and 39. AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of AG 43 is equal to the conditional tail expectation (CTE) Amount, but not less than the standard scenario amount (SSA). The Company reported a decrease in reserves and an increase in net income of $41,643 at December 31, 2009, related to the adoption of AG 43 and changes in underlying assumptions.

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on Company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

At December 31, 2011 and 2010, the Company had variable annuities with minimum guaranteed benefits as follows:

Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
December 31, 2011
Guaranteed Minimum Withdrawal Benefit	$4,863,047	$181,344	$—
Guaranteed Minimum Death Benefit	1,328,603	7,406	967

December 31, 2010
Guaranteed Minimum Withdrawal Benefit	$5,973,783	$70,491	$—
Guaranteed Minimum Death Benefit	1,430,212	4,356	1,689

79

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2011 and 2010, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	Gross	Loading	Net
December 31, 2011
Life and annuity:
Ordinary first-year business	$1,976	$290	$1,686
Ordinary renewal business	166,851	1,434	165,417
Group life business	639	147	492
Credit life	265	—	265
Reinsurance ceded	(161,358)	—	(161,358)

Total life and annuity	8,373	1,871	6,502
Accident and health	4,085	—	4,085

	$12,458	$1,871	$10,587

	Gross	Loading	Net
December 31, 2010
Life and annuity:
Ordinary first-year business	$674	$437	$237
Ordinary renewal business	134,460	1,491	132,969
Group life business	618	133	485
Credit life	262	—	262
Reinsurance ceded	(67,303)	—	(67,303)

Total life and annuity	68,711	2,061	66,650
Accident and health	3,430	—	3,430

	$72,141	$2,061	$70,080

The Company anticipates investment income as a factor in premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. At December 31, 2011 and 2010, the Company had insurance in force aggregating $14,627,860 and $151,035,580, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the New York Department of Financial Services. The Company established policy reserves of $108,491 and $116,132 to cover these deficiencies at December 31, 2011 and 2010, respectively.

80

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

9. Capital and Surplus

At December 31, 2011 and 2010, the Company had 44,175 shares of 6% non-voting, non-cumulative preferred stock issued and outstanding. AEGON owns 38,609 shares and TLIC owns 5,566 shares. Par value is $10 per share, and the liquidation value is $1,286.72 per share.

The preferred stock shareholders are entitled to receive non-cumulative dividends at the rate of 6% per year of an amount equal to the sum of (1) the par value plus (2) any additional paid-in capital for such preferred stock. Dividends are payable annually in December. The amount of dividends unpaid at December 31, 2011 was $430. The preferred shares have preference as to dividends and upon dissolution or liquidation of the Company.

The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the lesser of (1) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (2) the Company’s statutory gain from operations before net realized capital gains on investments for the preceding year. The Company cannot make a dividend payment without the prior approval of insurance regulatory authorities in 2012.

On December 21, 2011, the Company paid a preferred stock dividend and a common stock dividend of $3,410 and $296,590, respectively, to its parent companies, AEGON and TLIC. Of the common stock dividend amount, $76,057 was considered an ordinary dividend and $220,533 was considered an extraordinary dividend. Of the total $300,000 preferred and common stock dividends, AEGON received $262,200 and TLIC received $37,800. On December 23, 2010, the Company paid a preferred stock dividend and a common stock dividend of $3,410 and $196,590, respectively, to its parent companies, AEGON and TLIC. Of the common stock dividend amount, $87,502 was considered an ordinary dividend and $109,088 was considered an extraordinary dividend. Of the total $200,000 preferred and common stock dividends, AEGON received $174,800 and TLIC received $25,200.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2011, the Company meets the minimum RBC requirements.

81

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

On May 2, 2008, the Company received $150,000 from AEGON in exchange for surplus notes. The Company received approval from the Superintendent of Insurance of the New York Department of Financial Services prior to the issuance of the surplus notes, as well as the December 31, 2011, 2010 and 2009 interest payments. These notes are due 20 years from the date of issuance at an interest rate of 6.25% and are subordinate and junior in the right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company.

Additional information related to the outstanding surplus notes at December 31, 2011 and 2010 is as follows:

For Year Ending	Balance Outstanding	Interest Paid Current Year	Cumulative Interest Paid	Accrued Interest
2011	$150,000	$9,375	$34,375	$—
2010	150,000	9,375	25,000	—

The Company held special surplus funds in the amount of $4,796 and $4,581, as of December 31, 2011 and 2010, respectively, for annuitant mortality fluctuations as required under New York Regulation 47, Separate Account and Separate Account Annuities.

10. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2011 and 2010, respectively, securities in the amount of $459,577 and $463,936 were on loan under securities lending agreements. At December 31, 2011, the collateral the Company received from securities lending was in the form of cash and on open terms. This cash collateral is reinvested and is not available for

82

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

general corporate purposes. The reinvested cash collateral has a fair value of $475,551 and $475,923 at December 31, 2011 and 2010, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

Fair Value
Open	$476,290
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Total	476,290
Securities received	—

Total collateral received	$476,290

The maturity dates of the reinvested securities lending collateral are as follows:

	Amortized Cost	Fair Value
Open	$55,281	$55,281
30 days or less	243,679	243,671
31 to 60 days	93,381	93,379
61 to 90 days	52,037	51,864
91 to 120 days	—	—
121 to 180 days	9,000	9,000
181 to 365 days	11,128	10,990
1 to 2 years	11,547	11,366
2-3 years	—	—
Greater than 3 years	—	—

Total	476,053	475,551
Securities received	—	—

Total collateral reinvested	$476,053	$475,551

For securities lending, the Company’s sources of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $476,139 (fair value of $475,551) that are currently tradable securities that could be sold and used to pay for the $476,290 in collateral calls that could come due under a worst-case scenario.

83

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

11. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits and based upon actuarial participant benefit calculations. The benefits are based on years of service and the employee’s eligible annual compensation. Pension expenses were $8, $8 and $8 for the years ended December 31, 2011, 2010 and 2009, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees also participate in a defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. The Company’s allocation of benefits expense for the years ended December 31, 2011, 2010 and 2009 was $6, $6 and $5 respectively.

AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2011, 2010 and 2009 was negligible. AEGON also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and

84

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

dental plans are contributory. The postretirement plan expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company’s allocation of postretirement expenses was negligible for the years ended December 31, 2011, 2010 and 2009.

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

In accordance with an agreement between AEGON and the Company, AEGON will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by AEGON as needed.

The Company is party to a service agreement with TLIC, in which the Company receives services, including accounting, data processing and other professional services, in consideration of reimbursement of the actual costs of services rendered. The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. (Advisor) whereby Advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2011, 2010 and 2009, the Company paid $23,065, $22,860 and $22,645, for these services, which approximates cost.

The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $1,688, $1,112 and $696 for these services during 2011, 2010 and 2009, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $4,411, $3,395 and $4,768 for the years ended December 31, 2011, 2010 and 2009, respectively.

Payables to and receivables from affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2011, 2010 and 2009, the Company paid (received) net interest of $11, $(14) and $(58), respectively, to (from) affiliates. At December 31, 2011 and 2010, the Company reported a net amount of $819 and $4,281 due to affiliates, respectively. Terms of settlement require that these amounts are settled within 90 days.

85

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The Company did not have any short-term intercompany notes receivable at December 31, 2011. At December 31, 2010, the Company had short-term intercompany notes receivable of $30,400 as follows. In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported as short-term investments. The short-term intercompany note outstanding at December 31, 2010 was repaid prior to its due date.

Receivable from	Amount	Due By	Interest Rate
December 31, 2010
AEGON	$30,400	September 15, 2011	0.28%

13. Managing General Agents

The Company utilizes managing general agents and third-party administrators in its operations. Information regarding these entities is as follows:

Name and Address of Managing General Agent or Third-Party Administrator	FEIN	Exclusive Contract	Types of Business Written	Types of Authority Granted	Total Direct Premiums Written/ Produced By
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	23-1945930	No	Deferred and Income Annuities	C,B,P,U	$20,974
League Insurance Agency/CUNA Mutual Group 14 Business Park Branford, CT 06405	06-0898852	No	Long-term Care	P	$1 7

C-         Claims Payment

B-         Binding Authority

P-         Premium Collection

U-         Underwriting

For years ended December 31, 2011, 2010 and 2009, the Company had $20,974, $21,285 and $24,816, respectively, of direct premiums written by The Vanguard Group, Inc. For the year ended December 31, 2011, the Company did not have any direct premiums written by Vision Financial Corp. For the years ended December 31, 2010 and 2009, the Company had $1,766 and $6,638, respectively, of direct premiums written by Vision Financial Corp. The Company had no direct premiums written by Benefit Marketing Systems, Inc. for the years ended December 31, 2011

86

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

and 2010. For the year ended December 31, 2009 the Company had $8,775 of direct premiums written by Benefit Marketing Systems, Inc. For the years ended December 31, 2011, 2010 and 2009, the Company had $17, $33 and $39, respectively, of direct premiums written by League Insurance Agency.

14. Commitments and Contingencies

The Company had two synthetic GIC contracts in force during 2011. As of December 1, 2011, these contracts were terminated. There were no funding requirements during 2011. The Company had issued synthetic GIC contracts to benefit plan sponsors on assets totaling $179,759 as of December 31, 2010. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium, which varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow matching. The assets relating to such contracts are not recognized in the Company’s statutory-basis financial statements. A contract reserve was established for the possibility of unexpected benefit payments at below market interest rates of $1,000 at December 31, 2010, but no reserve is established as of December 31, 2011 due to the termination of the contracts.

The Company has contingent commitments of $23,554 and $16,734, at December 31, 2011 and 2010, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $8,603 at December 31, 2011. There were no LIHTC commitments at December 31, 2010.

There were no private placement commitments outstanding as of December 31, 2011 or 2010.

There were securities in the amount of $20,491 being acquired on a “to be announced” (TBA) basis at December 31, 2011. There were no securities being acquired on a TBA basis at December 31, 2010.

87

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

The Company may pledge assets as collateral for derivative transactions. At December 31, 2011 and 2010, the Company has pledged invested assets with a carrying value of $36,839 and $41,357, respectively, and fair value of $41,209 and $42,175, respectively, in conjunction with these transactions.

As mentioned in Note 1, amendments to SSAP No. 91R during 2010 resulted in the cash collateral received from derivative counterparties being recorded on the Company’s balance sheet. The amount of cash collateral posted as of December 31, 2011 and 2010, respectively, was $87,702 and $35,073. In addition, securities in the amount of $14,724 and $12,315 were also posted to the Company as of December 31, 2011 and 2010, respectively, which were not included in the financials of the Company. In accordance with amended SSAP No. 91R, noncash collateral is not to be recognized by the recipient unless that collateral is sold or repledged or the counterparty defaults.

The Company is a party to legal proceedings involving a variety of issues incidental to its business, including class actions. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position or results of operations.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $34,754 and $24,798 at December 31, 2011 and 2010, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The Company had an offsetting premium tax benefit of $16,319 and $16,000 at December 31, 2011 and 2010, respectively. The guaranty fund expense

88

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

(benefit) was $9,674, $8,079 and $(42) for the years ended December 31, 2011, 2010 and 2009, respectively.

15. Sales, Transfer and Servicing of Financial Assets and Extinguishments of Liabilities

The Company did not participate in repurchase or dollar repurchase agreements at December 31, 2011 or 2010.

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. There were no securities of NAIC designation 3 or below sold during 2011 and reacquired within 30 days of the sale date.

16. Reconciliation to Statutory Statement

The 2008 Annual Statement did not include the appropriate tax effect on both the mark to market income on a derivative and the associated statutory and tax reserves related to the Company’s variable annuities as of December 31, 2008. This item was adjusted for in the 2008 financial statements, and was corrected through federal income tax expense in the 2009 Annual Statement. The following is a reconciliation of amounts previously reported to the New York Department of Financial Services in the 2009 Annual Statement, to those reported in the accompanying statutory-basis financial statements:

December 31, 2009
Statement of Operations:
Statutory net income as reported in the Company’s Annual
Statement of Operations:	$274,899
Increase federal income tax benefit	50,479

Total statutory net income per financial statements	$325,378

There were no reconciling items between amounts reported to the New York Department of Financial Services in the 2011 or 2010 Annual Statement and those reported in the accompanying statutory-basis financial statements for 2011 or 2010.

89

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

17. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are available to be issued, April 11, 2012, provided they give evidence of conditions that existed at the balance sheet date (Type I). Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). As of April 11, 2012, the Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2011.

90

Statutory-Basis Financial

Statement Schedules

Transamerica Financial Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2011

SCHEDULE I

Type of Investment	Cost (1)	Market Value	Amount at Which Shown in the Balance Sheet
Fixed maturities
Bonds:
United States government and government agencies and authorities	$479,351	$576,532	$479,351
States, municipalities and political subdivisions	172,993	181,464	172,993
Foreign governments	142,423	142,997	142,423
Hybrid securities	123,593	106,662	123,593
All other corporate bonds	6,872,351	7,340,596	6,872,351
Preferred stocks	2,228	2,328	2,228

Total fixed maturities	7,792,939	8,350,579	7,792,939

Equity securities
Common stocks:
Industrial, miscellaneous and all other	1,402	4,191	4,191

Total common stocks	1,402	4,191	4,191

Mortgage loans on real estate	601,391		601,391
Policy loans	55,858		55,858
Other long- term investments	63,269		63,269
Cash, cash equivalents and short- term investments	178,103		178,103
Securities lending reinvested collateral assets	476,053		476,053
Receivable for securities	6,185		6,185

Total investments	$9,175,200		$9,177,989

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

91

Transamerica Financial Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*
Year ended December 31, 2011
Individual life	$747,711	$—	$17,650	$(392,806)	$57,137	$(244,361)	$195,549
Individual health	29,871	5,405	10,749	39,862	2,680	23,875	20,769
Group life and health	121,400	1,764	6,654	40,610	7,514	21,200	18,354
Annuity	6,908,679	—	551	4,738,804	396,199	3,945,524	1,314,829

	$7,807,661	$7,169	$35,604	$4,426,470	$463,530	$3,746,238	$1,549,501

Year ended December 31, 2010
Individual life	$1,129,418	$—	$61,723	$380,711	$71,555	$413,196	$125,913
Individual health	29,445	6,118	11,591	43,410	2,616	31,177	19,128
Group life and health	115,632	1,779	14,004	56,396	7,621	36,810	10,680
Annuity	6,715,284	—	377	4,664,761	424,335	2,836,088	2,238,446

	$7,989,779	$7,897	$87,695	$5,145,278	$506,127	$3,317,271	$2,394,167

Year ended December 31, 2009
Individual life	$1,052,077	$—	$69,075	$371,689	$67,185	$338,255	$127,354
Individual health	21,812	7,057	9,701	35,931	2,351	19,149	12,099
Group life and health	109,798	1,865	6,648	49,459	6,777	35,255	11,910
Annuity	6,934,802	—	616	3,871,445	429,271	2,376,721	1,521,393

	$8,118,489	$8,922	$86,040	$4,328,524	$505,584	$2,769,380	$1,672,756

* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

92

Transamerica Financial Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2011
Life insurance in force	$18,982,172	$260,580,996	$257,168,145	$15,569,321	1652%

Premiums:
Individual life	$127,831	$1,127,302	$606,665	$(392,806)	-154%
Individual health	43,652	3,938	148	39,862	0%
Group life and health	51,067	14,350	3,893	40,610	10%
Annuity	4,727,987	134	10,951	4,738,804	0%

	$4 ,950,537	$1,145,724	$621,657	$4,426,470	14%

Year ended December 31, 2010
Life insurance in force	$16,809,256	$192,917,364	$259,292,608	$83,184,500	312%

Premiums:
Individual life	$158,536	$409,081	$631,257	$380,712	166%
Individual health	40,593	746	3,563	43,410	8%
Group life and health	43,509	560	13,446	56,395	24%
Annuity	4,652,270	232	12,723	4,664,761	0%

	$4,894,908	$410,619	$660,989	$5,145,278	13%

Year ended December 31, 2009
Life insurance in force	$14,300,336	$198,447,986	$282,803,169	$98,655,519	287%

Premiums:
Individual life	$112,794	$396,792	$655,687	$371,689	176%
Individual health	37,442	552	(959)	35,931	-3%
Group life and health	44,044	431	5,846	49,459	12%
Annuity	3,858,636	208	13,017	3,871,445	0%

	$4,052,916	$397,983	$673,591	$4,328,524	16%

93

FINANCIAL STATEMENTS

Transamerica Financial Life Insurance Company

Separate Account VA HNY

Year Ended December 31, 2011

Transamerica Financial Life Insurance Company

Separate Account VA HNY

Financial Statements

Year Ended December 31, 2011

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners

of Separate Account VA HNY

Transamerica Financial Life Insurance Company

We have audited the accompanying statements of assets and liabilities of the subaccounts of Transamerica Financial Life Insurance Company Separate Account VA HNY (comprised of the TA Vanguard ETF Index - Balanced, TA Vanguard ETF Index - Growth, TA PIMCO Total Return, TA AEGON U.S. Government Securities, TA AEGON Money Market, TA AEGON U.S. Government Securities – PAM, TA ProFunds UltraBear - OAM, TA Efficient Markets, TA Vanguard ETF Index – Aggressive Growth, TA Vanguard ETF Index – Conservative, TA AEGON Tactical Vanguard ETF-Growth, TA AEGON Tactical Vanguard ETF-Balanced, and TA AEGON Tactical Vanguard ETF-Conservative subaccounts), at December 31, 2011, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Transamerica Financial Life Insurance Company Separate Account VA HNY, at December 31, 2011, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 13, 2012

1

Transamerica Financial Life Insurance Company

Separate Account VA HNY

Statements of Assets and Liabilities

December 31, 2011

	TA Vanguard ETF Index - Balanced Subaccount	TA Vanguard ETF Index - Growth Subaccount	TA PIMCO Total Return Subaccount	TA AEGON U.S. Government Securities Subaccount
Assets
Investment in securities:
Number of shares	898,639.204	1,187,817.036	400,566.152	138,709.761

Cost	$9,093,257	$11,526,131	$4,687,656	$1,835,954

Investments in mutual funds, Level 1 quoted prices at net asset value	$9,264,970	$11,308,018	$4,666,596	$1,853,162
Receivable for units sold	—	—	2	—

Total assets	9,264,970	11,308,018	4,666,598	1,853,162

Liabilities
Payable for units redeemed	4	10	—	3

	$9,264,966	$11,308,008	$4,666,598	$1,853,159

Net Assets:
Deferred annuity contracts terminable by owners	$9,264,966	$11,308,008	$4,666,598	$1,853,159

Total net assets	$9,264,966	$11,308,008	$4,666,598	$1,853,159

Accumulation units outstanding:
M&E - 1.00%	5,349,910	6,132,423	2,354,638	1,316,157

M&E - 1.20%	2,163,966	3,786,679	654,790	45,641

M&E - 1.35%	701,090	754,322	772,599	212,269

M&E - 1.55%	176,575	85,050	8,310	—

Accumulation unit value:
M&E - 1.00%	$1.107479	$1.054544	$1.235559	$1.179372

M&E - 1.20%	$1.100119	$1.047565	$1.227383	$1.171579

M&E - 1.35%	$1.094621	$1.042321	$1.221259	$1.165733

M&E - 1.55%	$1.087387	$1.035415	$1.213185	$1.158025

See accompanying notes.

2

Transamerica Financial Life Insurance Company

Separate Account VA HNY

Statements of Assets and Liabilities

December 31, 2011

	TA AEGON Money Market	TA AEGON U.S. Government Securities - PAM	TA ProFunds UltraBear - OAM	TA Efficient Markets
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	336,203.970	94,949	62,108.783	78,356.920

Cost	$336,204	$1,288,757	$241,090	$1,038,269

Investments in mutual funds, Level 1 quoted prices at net asset value	$336,204	$1,268,514	$206,822	$1,005,319
Receivable for units sold	—	—	—	3

Total assets	336,204	1,268,514	206,822	1,005,322

Liabilities
Payable for units redeemed	—	3	1	—

	$336,204	$1,268,511	$206,821	$1,005,322

Net Assets:
Deferred annuity contracts terminable by owners	$336,204	$1,268,511	$206,821	$1,005,322

Total net assets	$336,204	$1,268,511	$206,821	$1,005,322

Accumulation units outstanding:
M&E - 1.00%	339,173	973,826	119,100	712,211

M&E - 1.20%	—	102,432	505,107	161,984

M&E - 1.35%	3,160	—	—	64,092

M&E - 1.55%	3,233	—	16,524	—

Accumulation unit value:
M&E - 1.00%	$0.973173	$1.179372	$0.324256	$1.072752

M&E - 1.20%	$0.966765	$1.171579	$0.322547	$1.068267

M&E - 1.35%	$0.961993	$1.165733	$0.321281	$1.064927

M&E - 1.55%	$0.955580	$1.158025	$0.319599	$1.060487

See accompanying notes.

3

Transamerica Financial Life Insurance Company

Separate Account VA HNY

Statements of Assets and Liabilities

December 31, 2011

	TA Vanguard ETF Index - Aggressive Growth Subaccount	TA Vanguard ETF Index - Conservative Subaccount	TA AEGON Tactical Vanguard ETF-Growth Subaccount	TA AEGON Tactical Vanguard ETF-Balanced Subaccount
Assets
Investment in securities:
Number of shares	96,471.747	486,964.581	7,146.513	27,553.704

Cost	$1,144,080	$5,329,888	$66,479	$266,719

Investments in mutual funds, Level 1 quoted prices at net asset value	$1,078,554	$5,444,264	$66,391	$267,271
Receivable for units sold	3	6	—	—

Total assets	1,078,557	5,444,270	66,391	267,271

Liabilities
Payable for units redeemed	—	—	—	—

	$1,078,557	$5,444,270	$66,391	$267,271

Net Assets:
Deferred annuity contracts terminable by owners	$1,078,557	$5,444,270	$66,391	$267,271

Total net assets	$1,078,557	$5,444,270	$66,391	$267,271

Accumulation units outstanding:
M&E - 1.00%	206,957	2,425,581	65,355	261,964

M&E - 1.20%	746,514	207,961	6,593	665

M&E - 1.35%	—	2,167,392	—	14,768

M&E - 1.55%	26,623	142,216	—	—

Accumulation unit value:
M&E - 1.00%	$1.104316	$1.105463	$0.922879	$0.963618

M&E - 1.20%	$1.099707	$1.100842	$0.921669	$0.962357

M&E - 1.35%	$1.096261	$1.097415	$0.920764	$0.961403

M&E - 1.55%	$1.091708	$1.092843	$0.919566	$0.960147

See accompanying notes.

4

Transamerica Financial Life Insurance Company

Separate Account VA HNY

Statements of Assets and Liabilities

December 31, 2011

TA AEGON Tactical Vanguard ETF-Conservative Subaccount
Assets
Investment in securities:
Number of shares	38,335.024

Cost	$379,125

Investments in mutual funds,
Level 1 quoted prices at net asset value	$379,517
Receivable for units sold	—

Total assets	379,517

Liabilities
Payable for units redeemed	1

$379,516

Net Assets:
Deferred annuity contracts terminable by owners	$379,516

Total net assets	$379,516

Accumulation units outstanding:
M&E - 1.00%	354,740

M&E - 1.20%	10,112

M&E - 1.35%	5,028

M&E - 1.55%	16,091

Accumulation unit value:
M&E - 1.00%	$0.983487

M&E - 1.20%	$0.982195

M&E - 1.35%	$0.981233

M&E - 1.55%	$0.979952

See accompanying notes.

5

Transamerica Financial Life Insurance Company

Separate Account VA HNY

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	TA Vanguard ETF Index - Balanced Subaccount	TA Vanguard ETF Index - Growth Subaccount	TA PIMCO Total Return Subaccount	TA AEGON U.S. Government Securities Subaccount
Net Assets as of January 1, 2010	$3,398,758	$2,581,356	$619,660	$229,686

Investment Income:
Dividends	55,905	59,534	43,000	9,510
Investment Expenses:
Mortality and expense risk and other charges	52,861	53,281	12,484	4,643

Net investment income (loss)	3,044	6,253	30,516	4,867

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	51,187	50,595	1,504	7,439
Realized gain (loss) on investments	540,927	200,026	10,274	7,836

Net realized capital gains (losses) on investments	592,114	250,621	11,778	15,275
Net change in unrealized appreciation/depreciation	(135,922)	385,251	(19,644)	(15,112)

Net Gain (Loss) on Investment	456,192	635,872	(7,866)	163

Increase (decrease) in net assets from operations	459,236	642,125	22,650	5,030

Increase (decrease) in net assets from contract transactions	20,469	3,927,023	1,745,566	746,071

Total increase (decrease) in net assets	479,705	4,569,148	1,768,216	751,101

Net Assets as of December 31, 2010	$3,878,463	$7,150,504	$2,387,876	$980,787

Investment Income:
Dividends	73,912	162,452	91,516	22,231
Investment Expenses:
Mortality and expense risk and other charges	67,398	110,726	39,838	12,540

Net investment income (loss)	6,514	51,726	51,678	9,691

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	78,363	117,530	104,269	15,110
Realized gain (loss) on investments	76,381	344,794	15,613	4,599

Net realized capital gains (losses) on investments	154,744	462,324	119,882	19,709
Net change in unrealized appreciation/depreciation	(162,405)	(989,881)	(7,981)	29,519

Net Gain (Loss) on Investment	(7,661)	(527,557)	111,901	49,228

Increase (decrease) in net assets from operations	(1,147)	(475,831)	163,579	58,919

Increase (decrease) in net assets from contract transactions	5,387,650	4,633,335	2,115,143	813,453

Total increase (decrease) in net assets	5,386,503	4,157,504	2,278,722	872,372

Net Assets as of December 31, 2011	$9,264,966	$11,308,008	$4,666,598	$1,853,159

See accompanying notes.

6

Transamerica Financial Life Insurance Company

Separate Account VA HNY

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	TA AEGON Money Market Subaccount	TA AEGON U.S. Government Securities - PAM Subaccount	TA ProFunds UltraBear - OAM Subaccount	TA Efficient Markets Subaccount
Net Assets as of January 1, 2010	$3,764	$—	$22,348	$—

Investment Income:
Dividends	7	—	—	800
Investment Expenses:
Mortality and expense risk and other charges	1,615	—	586	1,800

Net investment income (loss)	(1,608)	—	(586)	(1,000)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	2,160
Realized gain (loss) on investments	—	—	(30,027)	176

Net realized capital gains (losses) on investments	—	—	(30,027)	2,336
Net change in unrealized appreciation/depreciation	—	—	348	35,805

Net Gain (Loss) on Investment	—	—	(29,679)	38,141

Increase (decrease) in net assets from operations	(1,608)	—	(30,265)	37,141

Increase (decrease) in net assets from contract transactions	320,545	—	30,561	608,615

Total increase (decrease) in net assets	318,937	—	296	645,756

Net Assets as of December 31, 2010	$322,701	$—	$22,644	$645,756

Investment Income:
Dividends	13	30,185	—	8,173
Investment Expenses:
Mortality and expense risk and other charges	2,878	5,120	984	10,143

Net investment income (loss)	(2,865)	25,065	(984)	(1,970)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	20,516	—	15,213
Realized gain (loss) on investments	—	(112)	(40,097)	111

Net realized capital gains (losses) on investments	—	20,404	(40,097)	15,324
Net change in unrealized appreciation/depreciation	—	(20,243)	(31,274)	(68,755)

Net Gain (Loss) on Investment	—	161	(71,371)	(53,431)

Increase (decrease) in net assets from operations	(2,865)	25,226	(72,355)	(55,401)

Increase (decrease) in net assets from contract transactions	16,368	1,243,285	256,532	414,967

Total increase (decrease) in net assets	13,503	1,268,511	184,177	359,566

Net Assets as of December 31, 2011	$336,204	$1,268,511	$206,821	$1,005,322

See accompanying notes.

7

Transamerica Financial Life Insurance Company

Separate Account VA HNY

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	TA Vanguard ETF Index - Aggressive Growth Subaccount	TA Vanguard ETF Index - Conservative Subaccount	TA AEGON Tactical Vanguard ETF-Growth Subaccount(1)	TA AEGON Tactical Vanguard ETF-Balanced Subaccount(1)
Net Assets as of January 1, 2010	$—	$—	$—	$—

Investment Income:
Dividends	47	176	—	—
Investment Expenses:
Mortality and expense risk and other charges	1,161	9,157	—	—

Net investment income (loss)	(1,114)	(8,981)	—	—

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	7	—	—	—
Realized gain (loss) on investments	(1,403)	1,574	—	—

Net realized capital gains (losses) on investments	(1,396)	1,574	—	—
Net change in unrealized appreciation/depreciation	30,599	81,628	—	—

Net Gain (Loss) on Investment	29,203	83,202	—	—

Increase (decrease) in net assets from operations	28,089	74,221	—	—

Increase (decrease) in net assets from contract transactions	402,716	2,614,647	—	—

Total increase (decrease) in net assets	430,805	2,688,868	—	—

Net Assets as of December 31, 2010	$430,805	$2,688,868	$—	$—

Investment Income:
Dividends	7,323	26,989	—	—
Investment Expenses:
Mortality and expense risk and other charges	9,679	43,989	162	403

Net investment income (loss)	(2,356)	(17,000)	(162)	(403)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	404	11,990	—	—
Realized gain (loss) on investments	14,458	39,859	(297)	(88)

Net realized capital gains (losses) on investments	14,862	51,849	(297)	(88)
Net change in unrealized appreciation/depreciation	(96,125)	32,748	(88)	552

Net Gain (Loss) on Investment	(81,263)	84,597	(385)	464

Increase (decrease) in net assets from operations	(83,619)	67,597	(547)	61

Increase (decrease) in net assets from contract transactions	731,371	2,687,805	66,938	267,210

Total increase (decrease) in net assets	647,752	2,755,402	66,391	267,271

Net Assets as of December 31, 2011	$1,078,557	$5,444,270	$66,391	$267,271

See accompanying notes.

8

Transamerica Financial Life Insurance Company

Separate Account VA HNY

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

TA AEGON Tactical Vanguard ETF-Conservative Subaccount(1)
Net Assets as of January 1, 2010	$—

Investment Income:
Dividends	—
Investment Expenses:
Mortality and expense risk and other charges	—

Net investment income (loss)	—

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—
Realized gain (loss) on investments	—

Net realized capital gains (losses) on investments	—
Net change in unrealized appreciation/depreciation	—

Net Gain (Loss) on Investment	—
Increase (decrease) in net assets from operations	—

Increase (decrease) in net assets from contract transactions	—

Total increase (decrease) in net assets	—

Net Assets as of December 31, 2010	$—

Investment Income:
Dividends	—
Investment Expenses:
Mortality and expense risk and other charges	1,356

Net investment income (loss)	(1,356)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—
Realized gain (loss) on investments	(34)

Net realized capital gains (losses) on investments	(34)
Net change in unrealized appreciation/depreciation	392

Net Gain (Loss) on Investment	358
Increase (decrease) in net assets from operations	(998)

Increase (decrease) in net assets from contract transactions	380,514

Total increase (decrease) in net assets	379,516

Net Assets as of December 31, 2011	$379,516

See accompanying notes.

9

Transamerica Financial Life Insurance Company

Separate Account VA HNY

Notes to Financial Statements

December 31, 2011

1. Organization and Summary of Significant Accounting Policies

Organization

Separate Account VA HNY (the Separate Account) is a segregated investment account of Transamerica Financial Life Insurance Company (TFLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of Flexible Premium Variable Annuity—P.

The TA AEGON U.S. Government Securities-Portfolio Asset Manager (PAM Fund) and the TA Profunds UltraBear-Open Allocation Method (OAM Fund) are included in the Mutual Fund portfolio only to facilitate a contract owner purchase option.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Transamerica Series Trust-Service Class	Transamerica Series Trust-Service Class
TA Vanguard ETF Index - Balanced	Transamerica Index 50 VP
TA Vanguard ETF Index - Growth	Transamerica Index 75 VP
TA PIMCO Total Return	Transamerica PIMCO Total Return VP
TA AEGON U.S. Government Securities	Transamerica AEGON U.S. Government Securities VP
TA AEGON Money Market	Transamerica AEGON Money Market VP
TA AEGON U.S. Government Securities - PAM	Transamerica AEGON U.S. Government Securities VP
TA ProFunds UltraBear - OAM	Transamerica ProFunds UltraBear VP
TA Efficient Markets	Transamerica Efficient Markets VP
TA Vanguard ETF Index - Aggressive Growth	Transamerica Index 100 VP
TA Vanguard ETF Index - Conservative	Transamerica Index 35 VP
TA AEGON Tactical Vanguard ETF-Growth	Transamerica AEGON Active Asset Allocation-Moderate Growth VP
TA AEGON Tactical Vanguard ETF-Balanced	Transamerica AEGON Active Asset Allocation-Moderate VP
TA AEGON Tactical Vanguard ETF-Conservative	Transamerica AEGON Active Asset Allocation-Conservative VP

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
TA AEGON Tactical Vanguard ETF-Growth	May 2, 2011
TA AEGON Tactical Vanguard ETF-Balanced	May 2, 2011
TA AEGON Tactical Vanguard ETF-Conservative	May 2, 2011
TA Efficient Markets	November 19, 2009
TA Vanguard ETF Index – Aggressive Growth	November 23, 2009
TA Vanguard ETF Index – Conservative	November 23, 2009
TA ProFunds UltraBear – OAM	May 1, 2009

Each 2008 period reported reflects activity from inception date of May 31,2008 through December 31, 2008.

10

Transamerica Financial Life Insurance Company

Separate Account VA HNY

Notes to Financial Statements

December 31, 2011

1. Organization and Summary of Significant Accounting Policies (continued)

The following Mutual Fund name changes were made effective during the fiscal year ended December 31, 2011:

Mutual Fund	Formerly
Transamerica AEGON U.S. Government Securities VP	Transamerica US Government Securities VP
Transamerica AEGON Money Market VP	Transamerica Money Market VP

Effective December 12, 2011, “Transamerica” has been changed to “TA” and “VP” has been removed from the Subaccount names.

The following Subaccount name changes were made effective during the fiscal year ended December 31, 2011:

Subaccount	Formerly
TA Vanguard ETF Index—Balanced	TA Index 50
TA Vanguard ETF Index—Growth	TA Index 75
TA Vanguard ETF Index—Aggressive Growth	TA Index 100
TA Vanguard ETF Index—Conservative	TA Index 35

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2011.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Accounting Policy

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

11

Transamerica Financial Life Insurance Company

Separate Account VA HNY

Notes to Financial Statements

December 31, 2011

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2011 were as follows:

Subaccount	Purchases	Sales
TA Vanguard ETF Index—Balanced	$5,758,799	$286,260
TA Vanguard ETF Index—Growth	6,897,815	2,095,208
TA PIMCO Total Return	2,787,639	516,557
TA AEGON U.S. Government Securities	2,630,220	1,791,967
TA AEGON Money Market	747,091	733,590
TA AEGON U.S. Government Securities—PAM	1,293,958	5,089
TA ProFunds UltraBear—OAM	635,094	379,545
TA Efficient Markets	615,195	186,987
TA Vanguard ETF Index—Aggressive Growth	1,020,081	290,665
TA Vanguard ETF Index—Conservative	3,207,609	524,814
TA AEGON Tactical Vanguard ETF-Growth	73,148	6,372
TA AEGON Tactical Vanguard ETF-Balanced	270,193	3,386
TA AEGON Tactical Vanguard ETF-Conservative	381,582	2,423

12

Transamerica Financial Life Insurance Company

Separate Account VA HNY

Notes to Financial Statements

3. Change in Units

The changes in units outstanding were as follows:

	Year ended December 31,
	2011			2010
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA Vanguard ETF Index—Balanced	4,049,755	814,567	4,864,322	2,374,324	(2,237,387)	136,937
TA Vanguard ETF Index—Growth	5,340,401	(1,241,561)	4,098,840	4,118,998	(145,600)	3,973,398
TA PIMCO Total Return	1,879,593	(120,702)	1,758,891	1,338,414	135,274	1,473,688
TA AEGON U.S. Government Securities	2,106,136	(1,417,539)	688,597	1,089,626	(418,046)	671,580
TA AEGON Money Market	786,010	(770,064)	15,946	693,182	(367,370)	325,812
TA AEGON U.S. Government Securities—PAM	—	1,076,258	1,076,258	—	—	—
TA ProFunds UltraBear—OAM	—	585,205	585,205	—	15,863	15,863
TA Efficient Markets	427,204	(72,193)	355,011	582,767	509	583,276
TA Vanguard ETF Index—Aggressive Growth	579,721	28,403	608,124	274,482	97,488	371,970
TA Vanguard ETF Index—Conservative	2,730,151	(276,741)	2,453,410	2,223,200	266,540	2,489,740
TA AEGON Tactical Vanguard ETF-Growth	53,521	18,427	71,948	—	—	—
TA AEGON Tactical Vanguard ETF-Balanced	268,659	8,738	277,397	—	—	—
TA AEGON Tactical Vanguard ETF-Conservative	355,485	30,486	385,971	—	—	—

13

Transamerica Financial Life Insurance Company

Separate Account VA HNY

Notes to Financial Statements

December 31, 2011

4. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Vanguard ETF Index—Balanced
	12/31/2011		8,391,541	$1.11	to	$1.09	$9,264,966	1.18%	1.00%	to	1.55%	0.46%	to	(0.08)%
	12/31/2010		3,527,219	1.10	to	1.09	3,878,463	1.28	1.00	to	1.55	9.60	to	9.00
	12/31/2009		3,390,282	1.01	to	1.00	3,398,758	0.28	1.00	to	1.55	15.38	to	14.75
	12/31/2008	(1)	2,201,518	0.87	to	0.87	1,917,046	—	1.00	to	1.55	(12.82)	to	(13.00)
TA Vanguard ETF Index—Growth
	12/31/2011		10,758,474	1.05	to	1.04	11,308,008	1.63	1.00	to	1.55	(2.11)	to	(2.64)
	12/31/2010		6,659,634	1.08	to	1.06	7,150,504	1.28	1.00	to	1.55	11.88	to	11.28
	12/31/2009		2,686,236	0.96	to	0.96	2,581,356	0.42	1.00	to	1.55	21.96	to	21.30
	12/31/2008	(1)	41,215	0.79	to	0.79	32,538	—	1.00	to	1.55	(21.05)	to	(21.21)
TA PIMCO Total Return
	12/31/2011		3,790,337	1.24	to	1.21	4,666,598	2.53	1.00	to	1.55	4.90	to	4.34
	12/31/2010		2,031,446	1.18	to	1.16	2,387,876	3.66	1.00	to	1.55	5.88	to	5.30
	12/31/2009		557,758	1.11	to	1.10	619,660	7.76	1.00	to	1.55	14.60	to	13.98
	12/31/2008	(1)	22,308	0.97	to	0.97	21,654	0.35	1.00	to	1.55	(2.93)	to	(3.13)
TA AEGON U.S. Government Securities
	12/31/2011		1,574,067	1.18	to	1.16	1,853,159	1.82	1.00	to	1.55	6.23	to	5.65
	12/31/2010		885,470	1.11	to	1.10	980,787	2.16	1.00	to	1.55	3.19	to	2.63
	12/31/2009		213,890	1.08	to	1.07	229,686	2.51	1.00	to	1.55	3.16	to	2.61
	12/31/2008	(1)	109,365	1.04	to	1.04	114,059	0.01	1.00	to	1.55	4.29	to	4.08
TA AEGON Money Market
	12/31/2011		345,566	0.97	to	0.96	336,204	—	1.00	to	1.55	(0.98)	to	(1.52)
	12/31/2010		329,620	0.98	to	0.97	322,701	—	1.00	to	1.55	(0.99)	to	(1.52)
	12/31/2009		3,808	0.99	to	0.99	3,764	0.06	1.00	to	1.55	(0.98)	to	(1.52)
	12/31/2008	(1)	199,509	1.00	to	1.00	200,000	—	1.00	to	1.55	0.25	to	0.05
TA AEGON U.S. Government Securities—PAM
	12/31/2011		1,076,258	1.18	to	1.16	1,268,511	6.23	1.00	to	1.55	6.23	to	5.65
	12/31/2010		—	1.11	to	1.10	—	—	1.00	to	1.55	3.19	to	2.63
	12/31/2009		—	1.08	to	1.07	—	—	1.00	to	1.55	3.16	to	2.61
	12/31/2008	(1)	—	1.04	to	1.04	—	—	1.00	to	1.55	4.29	to	4.08
TA ProFunds UltraBear—OAM
	12/31/2011		640,731	0.32	to	0.32	206,821	—	1.00	to	1.55	(20.74)	to	(21.17)
	12/31/2010		55,526	0.41	to	0.41	22,644	—	1.00	to	1.55	(27.49)	to	(27.88)
	12/31/2009	(1)	39,663	0.56	to	0.56	22,348	—	1.00	to	1.55	(43.58)	to	(43.78)

14

Transamerica Financial Life Insurance Company

Separate Account VA HNY

Notes to Financial Statements

December 31, 2011

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Efficient Markets
	12/31/2011		938,287	$1.07	to	$1.06	$1,005,322	0.86%	1.00%	to	1.55%	(3.16)%	to	(3.68)%
	12/31/2010		583,276	1.11	to	1.10	645,756	0.41	1.00	to	1.55	11.26	to	10.66
	12/31/2009	(1)	—	1.00	to	0.99	—	—	1.00	to	1.55	0.63	to	0.56
TA Vanguard ETF Index—Aggressive Growth
	12/31/2011		980,094	1.10	to	1.09	1,078,557	0.88	1.00	to	1.55	(4.87)	to	(5.38)
	12/31/2010		371,970	1.16	to	1.15	430,805	0.05	1.00	to	1.55	13.27	to	12.66
	12/31/2009	(1)	—	1.02	to	1.02	—	—	1.00	to	1.55	2.48	to	2.42
TA Vanguard ETF Index—Conservative
	12/31/2011		4,943,150	1.11	to	1.09	5,444,270	0.70	1.00	to	1.55	2.15	to	1.60
	12/31/2010		2,489,740	1.08	to	1.08	2,688,868	0.02	1.00	to	1.55	8.34	to	7.75
	12/31/2009	(1)	—	1.00	to	1.00	—	—	1.00	to	1.55	(0.11)	to	(0.18)
TA AEGON Tactical Vanguard ETF-Growth
	12/31/2011	(1)	71,948	0.92	to	0.92	66,391	—	1.00	to	1.55	(7.71)	to	(8.04)
TA AEGON Tactical Vanguard ETF-Balanced
	12/31/2011	(1)	277,397	0.96	to	0.96	267,271	—	1.00	to	1.55	(3.64)	to	(3.99)
TA AEGON Tactical Vanguard ETF-Conservative
	12/31/2011	(1)	385,971	0.98	to	0.98	379,516	—	1.00	to	1.55	(1.65)	to	(2.00)

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.
**	These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

15

Transamerica Financial Life Insurance Company

Separate Account VA HNY

Notes to Financial Statements

December 31, 2011

5. Administrative and Mortality and Expense Risk Charges

TFLIC deducts a daily administrative charge equal to an annual rate of .15% of the contract owner’s account for administrative expenses. TFLIC also deducts an annual charge, not to exceed $30, proportionately from the subaccounts’ unit values. An annual charge ranging from .85% to 1.40% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for TFLIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the Separate Account. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

6. Income Taxes

Operations of the Separate Account form a part of TFLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TFLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TFLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TFLIC, as long as earnings are credited under the variable annuity contracts.

7. Dividend Distributions

Dividends are not declared by the Separate Account, since the increase in the value of the underlying investment in the Mutual Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Separate Account. Consequently, a dividend distribution by the Mutual Funds does not change either the accumulation unit price or equity values within the Separate Account.

16

Transamerica Financial Life Insurance Company

Separate Account VA HNY

Notes to Financial Statements

December 31, 2011

8. Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.

9. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

17

PART C OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

All required financial statements are included in Part B of this Registration Statement.

(b)	Exhibits:

(1)	(a) Resolution of the Board of Directors of Transamerica Financial Life Insurance Company authorizing establishment of the Separate Account. Note 16.

(2)	Not Applicable.

(3)	(a) Amended and Reinstated Principal Underwriting Agreement. Note 10.

(a)(1)	Amendment No. 2 and Novation to the Amended and Restated Principal Underwriting Agreement. Note 2.

(3)(a)(2)	Amendment No. 3 to Amended and Restated Principal Underwriting Agreement. Note 16

(3)(a)(3)	Amendment No. 4 to the Amended and Restated Principal Underwriting Agreement by and between Transamerica Financial Life Insurance Company, on its own behalf and on behalf of the Separate Account, and Transamerica Capital, Inc. Note 16.

(3)	(c) Form of Life Insurance Company Product Sales Agreement. Note 5.

(4)	(a) Form of Policy. Note 17.

(b) Form of Policy Rider (Access Rider). Note 7.

(c) Form of Policy Rider - Retirement Income Choice (Income - Single). Note 8.

(d) Form of Policy Rider - Retirement Income Choice (Income/Death - Single). Note 8.

(e) Form of Policy Rider (GPS). Note 9.

(f) Form of Policy Rider (Retirement Income Choice - Double Initial Withdrawal Base Benefit). Note 18.

(g) Form of Policy Rider (Retirement Income Choice 1.2). Note 19.

(h) Form of Policy Rider (Retirement Income Choice 1.4). Note 20.

(i) Form of Policy Rider (Income Link). Note 23

(j) Form of Policy Rider (Retirement Income Max). Note 25.

(5)	(a) Form of Application. Note 17.

(b) Form of Application. Note 20.

(6)	(a) Articles of Incorporation of Transamerica Financial Life Insurance Company. Note 3.

(a)(1)	Articles of Incorporation of Transamerica Financial Life Insurance Company. Note 27.

(b)	ByLaws of Transamerica Financial Life Insurance Company. Note 3.

(b)(1)	ByLaws of Transamerica Financial Life Insurance Company. Note 27.

(7)	Reinsurance agreement (SWISS Re). Note 19.

(8)	Participation Agreement (TST). Note 11.

(8)(a)(1)	Amendment No. 17 to Participation Agreement (TST). Note 12

(8)(a)(2)	Amendment No. 20 to Participation Agreement (TST). Note 13

(8)(a)(3)	Amendment No. 31 to Participation Agreement (TST). Note 14

(8)(a)(4)	Amendment No. 32 to Participation Agreement (TST). Note 15

(8)(a)(5)	Amendment No. 36 to Participation Agreement (TST). Note 16.

(8)(a)(6)	Amendment No. 40 to Participation Agreement (TST). Note 19.

(8)(a)(7)	Amendment No. 41 to Participation Agreement (TST). Note 21.

(8)(a)(8)	Amendment No. 42 to Participation Agreement (TST). Note 22.

(8)(a)(9)	Amendment No. 43 to Participation Agreement (TST). Note 24.

(8)(a)(10)	Amendment No. 44 to Participation Agreement (TST). Note 25.

(8)(a)(11)	Amendment No. 45 to Participation Agreement (TST). Note 26.

(9)	(a) Opinion and Consent of Counsel. Note 28.

(b)	Consent of Counsel. Note 28.

(10)	(a) Consent of Independent Registered Public Accounting Firm. Note 28.

(11)	Not applicable.

(12)	Not applicable.

(13)	Powers of Attorney. Elizabeth Belanger, Marc Cahn, Steven E Frushtick, Peter P. Post, John T. Mallett, Eric J. Martin, Karen R. Wright and Peter G. Kunkel, Note 28.

Note	1. Filed with Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-120125) filed on December 28, 2004

Note	2. Filed with Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-120125) filed on April 27, 2007.

Note	3. Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-110048) filed on October 29, 2003.

Note	4. Filed with Initial Filing to Form N-4 Registration Statement (File No. 333-149337) filed on February 21, 2008.

Note	5. Filed with Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-125817) filed on February 15, 2008.

Note	6. Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-120125) on December 28, 2004.

Note	7. Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-142763) on July 31, 2007.

Note	8. Filed with Initial Filing of this Form N-4 Registration Statement (File No. 333-147041) filed on October 31, 2007.

Note	9. Incorporated herein by reference with Initial Filing to Form N-4 Registration Statement (File No. 333-109913) filed on October 23, 2003.

Note	10 Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-122235) filed on July 1, 2005.

Note	11 Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-26209) filed on April 29, 1998.

Note	12 Incorporated herein by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 33-83560) filed on April 27, 2001.

Note	13 Incorporated herein by reference to Post-Effective Amendment No. 18 to Form N-4 Registration Statement (File No. 33-83560) filed on April 30, 2004.

Note	14 Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-109580) filed on January 7, 2005.

Note	15 Incorporated herein by reference to Post-Effective Amendment No. 20 to Form N-4 Registration Statement (File No. 33-83560) filed on April 29, 2005.

Note	16 Filed with Pre-Effective No. 1 to N-4 Registration Statement (File No. 333-149337) filed on May 22, 2008.

Note	17 Filed with Pre-Effective Amendment No. 2 to N-4 Registration Statement (File No. 333-149337) filed on August 7, 2008.

Note	18 Filed with Post-Effective Amendment No. 1 to N-4 Registration Statement (File No. 333-149337) filed on December 29, 2008.

Note	19. Filed with Post-Effective Amendment No. 2 to N-4 Registration Statement (File No. 333-149337) filed on April 30, 2009.

Note	20. Filed with Post-Effective Amendment No. 3 to N-4 Registration Statement (File No. 333-149337) filed on September 15, 2009.

Note	21. Filed with Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-149337) on November 19, 2009.

Note	22. Filed with Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No.333-149337) on April 27, 2010.

Note	23. Filed with Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-149337) filed on August 6, 2010.

Note	24. Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-169445) filed on September 17, 2010.

Note	25. Filed with Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-149337) filed on April 28, 2011.

Note	26. Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-173975) filed on July 13, 2011.

Note	27. Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-173975) filed on May 6, 2011.

Note 28. Filed with Post Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-149337) filed on April 13, 2012.

Item 25.	Directors and Officers of the Depositor (Transamerica Financial Life Insurance Company) –

Name and Business Address	Principal Positions and Offices with Depositor

Karen R. Wright 400 West Market St. Louisville, KY 40202	Treasurer and Vice President

Elizabeth Belanger 440 Mamaroneck Avenue Harrison, NY 10528	Director and Vice President

Marc Cahn 440 Mamaroneck Avenue Harrison, NY 10528	Director, Assistant Secretary, Vice President and Division General Counsel

Name and Business Address	Principal Positions and Offices with Depositor

Steven E. Frushtick Wiener, Frushtick & Straub 500 5th Ave. New York, NY 10110	Director

Peter G. Kunkel 440 Mamaroneck Avenue Harrison, NY 10528	Director, President and Chairman of the Board

Peter P. Post 3P Consulting, LLC 64 Middle Patent Rd. Armonk, NY 10504	Director

Eric J. Martin 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Controller

John T. Mallett 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director and Vice President

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	AEGON USA Realty Advisors, LLC is the non-owner Manager	Real estate investments

239 West 20th Street, LLC	Delaware	Sole Member - AEGON USA Realty Advisors, LLC	Real estate investments

313 East 95th Street, LLC	Delaware	Sole Member - AEGON USA Realty Advisors, LLC	Real estate investments

319 East 95th Street, LLC	Delaware	Sole Member - AEGON USA Realty Advisors, LLC	Real estate investments

AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Canada ULC	Canada	AEGON Canada Holding B.V. owns 168,250,001 shares of Common Stock; 1,500 shares of Series III Preferred stock; 2 shares of Series II Preferred stock. TIHI Canada Holding, LLC owns 1,441,941.26 shares of Class B - Series I Preferred stock.	Holding company

AEGON Capital Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Portfolio management company/investment advisor

AEGON-CMF GP, LLC	Delaware	Transamerica Realty Services, Inc. is sole Member	Investment in commercial mortgage loans

AEGON Core Mortgage Fund, LP	Delaware	General Partner - AEGON-CMF GP, LLC	Investment in mortgages

AEGON Direct & Affinity Marketing Services Limited	Hong Kong	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company

AEGON Direct Marketing Services Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company

AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing

AEGON Direct Marketing Services Insurance Broker (HK) Limited	Hong Kong	100% AEGON Direct Marketing Services Hong Kong Limited	Brokerage company

AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding Company	Marketing arm for sale of mass marketed insurance coverage

AEGON Direct Marketing Services Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company

AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.

AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government

AEGON Direct Marketing Services (Thailand) Ltd.	Thailand	97% Transamerica International Direct Marketing Consultants, LLC; remaining 3% held by various AEGON employees	Marketing of insurance products in Thailand

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing

AEGON Fund Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Mutual fund manager

AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates

AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies

AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance

AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (91.4675%) ; Monumental Life Insurance Company (8.5325%)	Investment vehicle for securities lending cash collateral

AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company

AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company

AEGON Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.

AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies

AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company

AEGON USA Asset Management Holding, LLC	Iowa	100% AUSA Holding Company	Holding company

AEGON USA Investment Management, LLC	Iowa	100% AEGON USA Asset Management Holding, LLC	Investment advisor

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

AEGON USA Realty Advisors, LLC	Iowa	Sole Member - AEGON USA Asset Management Holding, LLC	Administrative and investment services

AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments

AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services

AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company

AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive

ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate

American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company

ARC Reinsurance Corporation	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance

ARV Pacific Villas, A California Limited Partnership	California	General Partners - Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: Transamerica Life Insurance Company (99%)	Property

Asia Business Consulting Company	China	100% Asia Investments Holdings, Limited	Provide various services upon request from Beijing Dafu Insurance Agency.

Asia Investments Holdings, Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company

AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company

AUSA Properties, Inc.	Iowa	100% AUSA Holding Company	Own, operate and manage real estate

AUSACAN LP	Canada	General Partner - AUSA Holding Co. (1%); Limited Partner - AEGON USA, LLC (99%)	Inter-company lending and general business

AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services

Bay Area Community Investments I, LLC	California	70%Transamerica Life Insurance Company; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated)	Insurance Agency

Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company

Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, LLC	Special purpose

Chicago Community Housing Fund I, LLC	Delaware	100% Transamerica Life Insurance Company	Investments

Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark Consulting, LLC	Insurance agency

Clark, LLC	Delaware	Sole Member - Diverisified Investment Advisors, Inc.	Holding company

Clark Consulting, LLC	Delaware	100% Clark, LLC	Financial consulting firm

Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, LLC	Registered investment advisor

Clark Securities, Inc.	California	100% Clark Consulting, LLC	Broker-Dealer

Commonwealth General Corporation	Delaware	100% AEGONUSA, LLC	Holding company

Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada

Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company

CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency

Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance

CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company

CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance

Cupples State LIHTC Investors, LLC	Delaware	100% Garnet LIHTC Fund VIII, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting

Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer

Diversified Retirement Corporation	Delaware	100% AUSA Holding Company	Registered investment advisor

Erfahrungsschatz GmbH	Germany	100% Cornerstone International Holdings, Ltd.	Marketing/membership

FD TLIC, LLC	New York	100% Transamerica Life Insurance Company	Broadway production

FD TLIC Ltd.	United Kingdom	100% FD TLIC, LLC	Theatre production

FGH Realty Credit LLC	Delaware	100% FGH USA, LLC	Real estate

FGH USA LLC	Delaware	100% RCC North America LLC	Real estate

FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate

FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate

Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary

First FGP LLC	Delaware	100% FGH USA LLC	Real estate

Fourth & Market Funding, LLC	Delaware	Commonwealth General Corporation owns 0% participating percentage, but is Managing Member. Ownership: 99% Monumental Life Insurance Company and 1% Garnet Assurance Corporation II	Inactive

Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments

Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments

Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments

Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities

Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments

Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XVIII, LLC	Delaware	100% Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Real estate investments

Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investment XXVI, LLC	Delaware	100% Transamerica Life Insurance Company	Investments

Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments

Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments

Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); ING USA Annuity and Life Insurance company, a non-affiliate of AEGON (12.999%), and ReliaStar Life Insurance Company, a non-affiliate of AEGON (86.991%).	Investments

Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXIV, LLC	Delaware	100% Garnet Community Investments XXVI, LLC	Investments

Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable Housing I LLC (1%)	Investments

Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments

Garnet LIHTC Fund XXVII, LLC	Delaware	Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON: Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Brank and Trust Company (18.1714%)	Investments

Garnet LIHTC Fund XXVIII, LLC	Delaware	Members: Garnet Community Investments XXVIII LLC (0.01%); non-affiliates of AEGON: USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)	Real estate investments

Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments

Garnet LIHTC Fund XXX, LLC	Delaware	Managing Member - Garnet Community Investments XXX, LLC	Investments

Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable Housing I, LLC (1%)	Investments

Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance

Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Innergy Lending, LLC	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	In the process of being dissolved

Intersecurities Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

Investment Advisors International, Inc.	Delaware	100% AUSA Holding Company	Investments

Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment

IWA Commercial Venture, LLC	Georgia	Sole Member - Investors Waranty of America, Inc.	Maintain property tax abatement

Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

Life Investors Alliance, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities

LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.

LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company

LIICA Re II, Inc.	Vermont	100%Transamerica Life Insurance Company	Captive insurance company

Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Co.	Trust company

MLIC Re I, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies

Monumental Financial Services, Inc.	Maryland	100% AEGON USA, LLC	DBA in the State of West Viriginia for United Financial Services, Inc.

Monumental General Administrators, Inc.	Maryland	100% AUSA Holding Company	Provides management services to unaffiliated third party administrator

Monumental Life Insurance Company	Iowa	87.72% Commonwealth General Corporation; 12.28% AEGON USA, LLC	Insurance Company

nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary

NEF Investment Company	California	100% Transamerica Life Insurance Company	Real estate development

New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity

Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance

Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Stonebridge Life Insurance Company	Special-purpose subsidiary

Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Primus Guaranty, Ltd.	Bermuda	Partners are: Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCO Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.

Prisma Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

Prisma Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

PSL Acquisitions, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Aquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed read estate.

PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Owner of Core subsidiary entities

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance

RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate

Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: Transamerica Life Insurance Company (90.96%); Monumental Life Insurance Company (6.30%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Monumental Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Monumental Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (52.6%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment

Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Realty Information Systems, Inc.	Iowa	100% Transamerica Realty Services, LLC	Information Systems for real estate investment management

Retirement Project Oakmont	California	General Partner: Transamerica Oakmont Retirement Associates, a CA limited partnership; Transamerica Life Insurance Company (limited partner); and Oakmont Gardens, a CA limited partnership (non-AEGON entity limited partner). General Partner of Transamerica Oakmont Retirement Associates is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartment complex

River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company

Second FGP LLC	Delaware	100% FGH USA LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Selient Inc.	Canada	100% Canadian Premier Holdings Ltd.	Application service provider providing loan origination platforms to Canadian credit unions.

Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate

Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company

Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance

St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan

Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company

Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation

Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company

Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company

Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership

TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as a general partner in a lower-tier tax credit entity

TAHP Fund 1, LLC	Delaware	Sole Member - Monumental Life Insurance Company	Real estate investments

TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit

TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estatement investments

TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property

TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust

The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate

THH Acquisitions, LLC	Iowa	Sole Member - Investors Waranty of America, Inc.	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, Inc. and holder of foreclosed real estate.

TIHI Canada Holding, LLC	Iowa	Sole Member - Transamerica International Holdings, Inc.	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TIHI Mexico, S. de R.L. de C.V.	Mexico	95% Transamerica International Holdings, Inc.; 5% Transamerica Life Insurance Company	To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them

TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company

Tradition Development Company, LLC	Florida	Sole Member – PSL Acquisitions Operating, LLC	Development company

Tradition Irrigation Company, LLC	Florida	Sole Member – PSL Acquisitions Operating, LLC	Irrigation company

Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Advisors Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company

Transamerica Advisors Life Insurance Company of New York	New York	100% AEGON USA, LLC	Insurance company

Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company

Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company

Transamerica Affordable Housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership

Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding Company	Special purpose subsidiary

Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements

Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%.	Fund advisor

Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer

Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Consultora Y Servicios Limitada	Chile	95% Transamerica Life Insurance Company; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation

Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company

Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance

Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company

Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company

Transamerica Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica Direct Marketing Consultants Private Limited	India	100% AEGON DMS Holding B.V.	Marketing consultant

Transamerica Distribution Finance – Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance

Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Financial Advisors, Inc.	Delaware	1,00 shares owned by AUSA Holding Company; 209 shares owned by Transamerica International Holdings, Inc.	Broker/Dealer

Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, LLC; 12.60% Transamerica Life Insurance Company	Insurance

Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund

Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing

Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages

Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary

Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company

Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance

Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting

Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor

Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance

Transamerica Life Canada	Canada	100% AEGON Canada ULC	Life insurance company

Transamerica Life Insurance Company	Iowa	676,190 shares Common Stock owned by Transamerica International Holdings, Inc.; 86,590 shares of Preferred Stock owned by Transamerica Corporation; 30,564 shares of Preferred Stock owned by AEGON USA, LLC	Insurance

Transamerica Minerals Company	California	100% Transamerica Realty Services, LLC	Owner and lessor of oil and gas properties

Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Oakmont Retirement Associates	California	General Partner is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartments

Transamerica Pacific Insurance Company, Ltd.	Hawaii	26,000 shares common stock owned by Commonwealth General Corporation; 1,000 shares of common stock owned by Transamerica International Holdings, Inc.	Life insurance

Transamerica Pyramid Properties LLC	Iowa	100% Monumental Life Insurance Company	Realty limited liability company

Transamerica Realty Investment Properties LLC	Delaware	100% Monumental Life Insurance Company	Realty limited liability company

Transamerica Realty Services, LLC	Delaware	AUSA Holding Company - sole Member	Real estate investments

Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services

Transamerica Retirement Management, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life Insurance and underwriting services

Transamerica Retirement Services Corp.	Ohio	100% AUSA Holding Company	Record keeping

Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing

United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency

Universal Benefits, LLC	Iowa	100% AUSA Holding Co.	Third party administrator

Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, LLC	Insurance

WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China

WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing

WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Reinsurance Limited	Bermuda	51% owned by World Financial Group, Inc; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance

WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer

World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company

World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company

World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer

Yarra Rapids, LLC	Delaware	Yarra Rapids Management, LLC is the non-owner Manager	Real estate investments

Yarra Rapids Management, LLC	Delaware	AEGON USA Realty Advisors, LLC is non-owner Manager; no ownership interests at this time.	Company organized for the intention of real estate investments but no business at this time

Zahorik Company, Inc.	California	100% AUSA Holding Co.	Inactive

Zero Beta Fund, LLC	Delaware	Members are: Transamerica Life Insurance Company (74.0181%); Monumental Life Insurance Company (23.6720%); Transamerica Financial Life Insurance Company (2.3097%). Manager: AEGON USA Investment Management LLC	Aggregating vehicle formed to hold various fund investments.

Item 27.	Number of Contract Owners

As of February 29, 2012, there were 371 Contract owners.

Item 28.	Indemnification

The New York Code (Sections 721 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies producers for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA M, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA EE, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA N, Separate Account VA BNY, Separate Account VA HNY, Separate Account VA PP, Separate Account VA QNY, Separate Account VA QQ, Separate Account VA WNY, Separate Account VA YNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC and Separate Account VL E. This account is a separate account of Monumental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company of New York.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds and Transamerica Investors, Inc.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
Thomas A. Swank	(1)	Director

Michael W. Brandsma	(2)	Director, President and Chief Financial Officer

David W. Hopewell	(1)	Director

David R. Paulsen	(2)	Director, Chief Executive Officer and Chief Sales Officer

Blake S. Bostwick	(2)	Chief Marketing Officer and Chief Operations Officer

Courtney John	(2)	Chief Compliance Officer and Vice President

Erin K. Burke	(1)	Assistant Secretary

Amy Angle	(3)	Assistant Vice President

Elizabeth Belanger	(4)	Assistant Vice President

Margaret A. Cullem-Fiore	(5)	Assistant Vice President

Dennis P. Gallagher	(5)	Assistant Vice President

Shelley A. Mossman	(1)	Assistant Vice President

Christy Post-Rissin	(5)	Assistant Vice President

Brenda L. Smith	(5)	Assistant Vice President

Darin D. Smith	(1)	Assistant Vice President

Lisa Wachendorf	(1)	Assistant Vice President

Arthur D. Woods	(5)	Assistant Vice President

Carrie N. Powicki	(2)	Secretary

Karen R. Wright	(3)	Treasurer

Karen D. Heburn	(5)	Vice President

Wesley J. Hodgson	(2)	Vice President

(1)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(2)	4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719
(3)	100 Light Street, Floor B1, Baltimore, MD 21202
(4)	440 Mamaroneck Avenue, Harrison, NY 10528
(5)	570 Carillon Parkway, St. Petersburg, FL 33716

(c)	Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.	$1,253,672	0	0	0
(1)	Fiscal Year 2011

Item 30.	Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Manager Regulatory Filing Unit, Transamerica Financial Life Insurance Company at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 31.	Management Services.

All management Contracts are discussed in Part A or Part B.

Item 32.	Undertakings

(a)	Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premiums under the Contract may be accepted.

(b)	Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Transamerica Financial Life Insurance Company at the address or phone number listed in the Prospectus.

(d)	Transamerica Financial Life Insurance Company hereby represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Financial Life Insurance Company.

SECTION 403(B) REPRESENTATIONS

Transamerica represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

TEXAS ORP REPRESENTATION

The Registrant intends to offer policies to participants in the Texas Option Retirement Program. In connection with that offering, the Registrant is relying on Rule 6c-7 under the Investment Company Act of 1940 and is complying with, or shall comply with, paragraphs (a) – (d) of that Rule.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Securities Act Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 30th day of April, 2012.

SEPARATE ACCOUNT VA HNY TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY Depositor

*
Peter G. Kunkel
President, Director, and Chairman of the Board

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

* Steven E. Frushtick	Director	, 2012

* Peter P. Post	Director	, 2012

* Peter G. Kunkel	Director, Chairman of the Board and President	, 2012

* Elizabeth Belanger	Director and Vice President	, 2012

* John T. Mallett	Director and Vice President	, 2012

* Karen R. Wright	Treasurer and Vice President	, 2012

* Marc Cahn	Director, Assistant Secretary, Vice President and Division General Counsel	, 2012

* Eric J. Martin	Controller	, 2012

/s/ Darin D. Smith Darin D. Smith	Vice President, Assistant Secretary and Division General Counsel	April 30, 2012

*	By: Darin D. Smith – Attorney-in-Fact pursuant to Powers of Attorney filed previously and herewith.